                            [PICTURE APPEARS HERE]

The Montgomery Funds(SM)


Annual Report
-------------
June 30, 1999


                                                                   Invest wisely

====================
The Montgomery Funds
--------------------
   Annual Report
--------------------
   June 30, 1999

--------------------------------------------------------------------------------
                                    CONTENTS
--------------------------------------------------------------------------------
Chairman's Letter ......................................................       1
Stock and Bond Market Overview .........................................       2
Performance Summary ....................................................       4
--------------------------------------------------------------------------------

Portfolio Highlights and Investments

Montgomery U.S. Equity Funds
--------------------------------------------------------------------------------
Growth Fund ............................................................       5
U.S. Emerging Growth Fund ..............................................       9
Small Cap Fund .........................................................      13
Equity Income Fund .....................................................      17

Montgomery International
and Global Equity Funds
--------------------------------------------------------------------------------
International Growth Fund ..............................................      21
International Small Cap Fund ...........................................      25
Global Opportunities Fund ..............................................      29
Global Communications Fund .............................................      33
Emerging Markets Fund ..................................................      37
Emerging Asia Fund .....................................................      43

Montgomery Multi-Strategy Funds
--------------------------------------------------------------------------------
Global Long-Short Fund .................................................      48
Select 50 Fund .........................................................      59
U.S. Asset Allocation Fund .............................................      63

Montgomery U.S. Fixed-Income
and Money Market Funds
--------------------------------------------------------------------------------
Total Return Bond Fund .................................................      65
Short Duration Government
Bond Fund ..............................................................      69
California Tax-Free
IntermediateBondFund ...................................................      73
Government Money Market Fund ...........................................      79
Federal Tax-Free Money Fund ............................................      79
California Tax-Free Money Fund .........................................      79

Financial Statements
--------------------------------------------------------------------------------
Statements of Assets and Liabilities ...................................      92
Statements of Operations ...............................................      98
Statements of Changes in Net Assets ....................................     102
Statements of Cash Flows ...............................................     106
Financial Highlights ...................................................     110
Notes to Financial Statements ..........................................     130
Independent Auditors' Report ...........................................     146
Tax Information ........................................................     147

The Montgomery Funds are a comprehensive family of no-load mutual funds, offering U.S. equity, international and global, and U.S. fixed-income investment strategies.

We currently manage more than $4.2 billion in the Funds on behalf of over 200,000 individual investors, helping them meet their financial goals through a combination of professional portfolio management and high-quality customer service.


                  [LOGO OF THE MONTGOMERY FUNDS APPEARS HERE]


                           The Montgomery Funds(SM)

                            101 California Street
                         San Francisco, CA 94111-9361

                                                            ====================
                                                            The Montgomery Funds
                                                            --------------------
                                                               Annual Report
                                                            --------------------
                                                               June 30, 1999


CHAIRMAN'S LETTER

August 1999

Dear Fellow Shareholder:

The investment climate over the past 12 months wasn't suited for the faint of heart. We began the fiscal year (on July 1, 1998) with a significant global market correction, followed by rapid recoveries in some markets juxtaposed with painfully slower reform in others. In an unexpected twist, companies in age-old industries such as industrial materials appeared to give way to newer ones--mainly Internet-related--only to stage an eleventh-hour comeback. Like a wild roller-coaster ride, the reversal of fortune for many markets and sectors was rapid, often catching unwitting investors by surprise.

Reflecting on these extremes, I find myself dwelling on two themes very familiar to Montgomery shareholders: the importance of keeping a long-term perspective and the equally critical need to maintain a diversified portfolio.

Keeping Perspective
All too often, we find ourselves tempted to believe the pundits when they tell us that the world has fundamentally changed. But it is crucial for us to decipher between reality and short-term trends. Did we really believe that investors would never return to the emerging markets, that nobody would ever invest in anything other than a growth stock and that inflation was dead?

Let's take the recent experience in emerging markets as an example. In my view, the exodus from the emerging markets asset class at its lowest point over the past 12 months is an example of blurred perspective. There can be no denying that it was hard for emerging markets investors to watch the value of their holdings diminish while the S&P 500 Index seemed to be powering forever upward. But those who stayed focused on their belief in the long-term prospects for these markets have seen them rapidly appreciate in 1999. Similarly, many investors shifted their portfolio concentration to large-cap growth funds that included heavy exposure to Inter-net issues and abandoned the less-mainstream growth funds, which rebounded sharply as many Internet companies gave up their leadership in the second quarter of 1999.

Diversify, Diversify, Diversify
One tried-and-true way to help maintain your perspective is to spread your portfolio risk across investments. The short-term distractions and frustrations associated with trying to identify the next hot market segment or asset class--in my view, an impossible task--are of less concern if you hold a diversified portfolio of stocks and bonds. As Nobel Prize-winning economist Harry Markowitz pointed out in the 1950s, diversification produces far superior risk-adjusted returns. Any investor whose portfolio included mutual funds with exposure to both the S&P 500 and this year's rapidly appreciating emerging Asia markets can attest to the benefits of such diversification.

I urge you to remain focused on your long-term investment goals and objectives, regardless of short-term market fluctuations. Keep in mind that it is a wise investor who sets an appropriate asset allocation plan and sticks with it.

As always, thank you for your continued support of The Montgomery Funds.

Sincerely,

/s/ R. Stephen Doyle Chairman

R. Stephen Doyle Chairman


[PHOTO OF R. STEPHEN DOYLE APPEARS HERE]

R. Stephen Doyle
Chairman and
Chief Executive Officer

Funds Distributor, Inc. This material is intended for use only when preceded or accompanied by a prospectus. Please read the prospectus carefully before you invest.

====================
The Montgomery Funds
--------------------
   Annual Report
--------------------
   June 30, 1999

STOCK AND BOND MARKET OVERVIEW

U.S. Stocks

The health of the global economy proved to be the dominant influence over U.S. stocks during the financial year ended June 30, 1999. The beginning of the period was marked by a steep correction in U.S. equities. This was due not to any obvious weakening in the U.S. economy, which remained remarkably robust over the period, but to the stock market's inability to avoid the negative investor sentiment that swept global markets in August and September 1998. A series of interest rate cuts by the U.S. Federal Reserve, combined with coordinated cuts in other developed countries, allayed fears of a global recession and reversed the downward momentum of the market. An economic slowdown in Europe and a recession in Japan and most of the developing world, however, had a lingering impact on U.S. stocks.

Into the beginning of 1999, with the exception of Internet-related stocks, investors continued to express a narrow preference for large-cap stocks over small- and mid-caps. The outperformance of a handful of large-cap growth and Internet securities masked the weaker returns of the broader market, especially of small-caps and cyclicals. Against a backdrop of high domestic growth and low inflation, this narrow bias reflected ongoing concerns about the prospects for the global economy outside the United States.

By March 1999, however, the market's emphasis shifted dramatically. The world economy appeared to be on the road to recovery, changing investors' perceptions of risk. In addition, the benign interest rate environment that had favored growth stocks began to change. An improvement in commodity prices, partly triggered by an increase in oil prices as OPEC held to promised production cuts, coupled with stronger than anticipated economic growth, led to increasing concern about inflation.

                             [GRAPH APPEARS HERE]

THE S & P 500 INDEX
PERFORMANCE:
July 1, 1998, to June 30, 1999





         Date     S & P Index 500   Date      S & P Index 500
         ----     ---------------   ----      ---------------
                                  30-Jun-99       1372.71
        6/30/98       1133.84     29-Jun-99       1351.45
         7/2/98       1146.42     28-Jun-99       1331.35
        7/10/98       1164.33     25-Jun-99       1315.31
        7/17/98       1186.75     24-Jun-99       1315.78
        7/24/98        1140.8     23-Jun-99       1333.06
        7/31/98       1120.67     22-Jun-99       1335.88
         8/7/98       1089.45     21-Jun-99          1349
        8/14/98       1062.75     18-Jun-99       1342.84
        8/21/98       1081.18     17-Jun-99        1339.9
        8/28/98       1027.14     16-Jun-99       1330.41
         9/4/98        973.89     15-Jun-99       1301.16
        9/11/98       1009.06     14-Jun-99          1294
        9/18/98       1020.09     11-Jun-99       1293.64
        9/25/98       1044.75     10-Jun-99       1302.82
        10/2/98        1002.6      9-Jun-99       1318.64
        10/9/98        984.39      8-Jun-99       1317.33
       10/16/98       1056.42      7-Jun-99       1334.52
       10/23/98       1070.67      4-Jun-99       1327.75
       10/30/98       1098.67      3-Jun-99       1299.54
        11/6/98       1141.01      2-Jun-99       1294.81
       11/13/98       1125.72      1-Jun-99       1294.26
       11/20/98       1163.55     28-May-99       1301.84
       11/27/98       1192.29     27-May-99       1281.41
        12/4/98       1176.74     26-May-99       1304.76
       12/11/98       1166.46     25-May-99        1284.4
       12/18/98       1188.03     24-May-99       1306.65
       12/24/98       1226.27     21-May-99       1330.29
       12/31/98       1229.23     20-May-99       1338.83
         1/8/99       1275.09     19-May-99       1344.23
        1/15/99       1243.26     18-May-99       1333.32
        1/22/99       1225.19     17-May-99       1339.49
        1/29/99       1279.64     14-May-99        1337.8
         2/5/99        1239.4     13-May-99       1367.56
        2/12/99       1230.13     12-May-99          1364
        2/19/99       1239.19     11-May-99       1355.61
        2/26/99       1238.33     10-May-99        1340.3
         3/5/99       1275.47      7-May-99          1345
        3/12/99       1294.59      6-May-99       1332.05
        3/19/99       1299.29      5-May-99       1347.31
        3/26/99        1282.8      4-May-99          1332
         4/1/99       1293.72      3-May-99       1354.63
         4/9/99       1348.35     30-Apr-99       1335.18
        4/16/99          1319     29-Apr-99       1342.83
        4/23/99       1356.85     28-Apr-99       1350.91
        4/30/99       1335.18     27-Apr-99        1362.8
         5/7/99          1345     26-Apr-99       1360.04
        5/14/99        1337.8     23-Apr-99       1356.85
        5/21/99       1330.29     22-Apr-99       1358.83
        5/28/99       1301.84     21-Apr-99       1336.12
         6/4/99       1327.75     20-Apr-99       1306.17
        6/11/99       1293.64     19-Apr-99       1289.48
        6/18/99       1342.84     16-Apr-99          1319
        6/25/99       1315.31     15-Apr-99       1322.85
        6/30/99       1372.71     14-Apr-99       1328.44
                                  13-Apr-99       1349.82
                                  12-Apr-99       1358.63
                                   9-Apr-99       1348.35
                                   8-Apr-99       1343.98
                                   7-Apr-99       1326.89
                                   6-Apr-99       1317.89
                                   5-Apr-99       1321.12
                                   1-Apr-99       1293.72
                                  31-Mar-99       1286.37
                                  30-Mar-99       1300.75
                                  29-Mar-99       1310.17
                                  26-Mar-99        1282.8
                                  25-Mar-99       1289.99
                                  24-Mar-99       1268.59
                                  23-Mar-99       1262.14
                                  22-Mar-99       1297.01
                                  19-Mar-99       1299.29
                                  18-Mar-99       1316.55
                                  17-Mar-99       1297.82
                                  16-Mar-99       1306.36
                                  15-Mar-99       1307.26
                                  12-Mar-99       1294.59
                                  11-Mar-99       1297.68
                                  10-Mar-99       1286.84
                                   9-Mar-99       1279.84
                                   8-Mar-99       1282.73
                                   5-Mar-99       1275.47
                                   4-Mar-99       1246.64
                                   3-Mar-99        1227.7
                                   2-Mar-99        1225.5
                                   1-Mar-99       1236.16
                                  26-Feb-99       1238.33
                                  25-Feb-99       1245.02
                                  24-Feb-99       1253.41
                                  23-Feb-99       1271.18
                                  22-Feb-99       1272.14
                                  19-Feb-99       1239.19
                                  18-Feb-99       1237.28
                                  17-Feb-99       1224.03
                                  16-Feb-99       1241.87
                                  12-Feb-99       1230.13
                                  11-Feb-99       1254.04
                                  10-Feb-99       1223.55
                                   9-Feb-99       1216.14
                                   8-Feb-99       1243.77
                                   5-Feb-99        1239.4
                                   4-Feb-99       1248.49
                                   3-Feb-99       1272.07
                                   2-Feb-99       1261.99
                                   1-Feb-99          1273
                                  29-Jan-99       1279.64
                                  28-Jan-99       1265.37
                                  27-Jan-99       1243.17
                                  26-Jan-99       1252.31
                                  25-Jan-99       1233.98
                                  22-Jan-99       1225.19
                                  21-Jan-99       1235.16
                                  20-Jan-99       1256.62
                                  19-Jan-99          1252
                                  15-Jan-99       1243.26
                                  14-Jan-99       1212.19
                                  13-Jan-99        1234.4
                                  12-Jan-99       1239.51
                                  11-Jan-99       1263.88
                                   8-Jan-99       1275.09
                                   7-Jan-99       1269.73
                                   6-Jan-99       1272.34
                                   5-Jan-99       1244.78
                                   4-Jan-99        1228.1
                                  31-Dec-98       1229.23
                                  30-Dec-98       1231.93
                                  29-Dec-98       1241.81
                                  28-Dec-98       1225.49
                                  24-Dec-98       1226.27
                                  23-Dec-98       1228.54
                                  22-Dec-98       1203.57
                                  21-Dec-98       1202.84
                                  18-Dec-98       1188.03
                                  17-Dec-98       1179.98
                                  16-Dec-98       1161.94
                                  15-Dec-98       1162.83
                                  14-Dec-98        1141.2
                                  11-Dec-98       1166.46
                                  10-Dec-98       1165.02
                                   9-Dec-98       1183.49
                                   8-Dec-98       1181.38
                                   7-Dec-98        1187.7
                                   4-Dec-98       1176.74
                                   3-Dec-98       1150.14
                                   2-Dec-98       1171.25
                                   1-Dec-98       1175.28
                                  30-Nov-98       1163.63
                                  27-Nov-98       1192.29
                                  25-Nov-98       1186.87
                                  24-Nov-98       1182.99
                                  23-Nov-98       1188.21
                                  20-Nov-98       1163.55
                                  19-Nov-98       1152.61
                                  18-Nov-98       1144.48
                                  17-Nov-98       1139.32
                                  16-Nov-98       1135.86
                                  13-Nov-98       1125.72
                                  12-Nov-98       1117.69
                                  11-Nov-98       1120.97
                                  10-Nov-98       1128.26
                                   9-Nov-98        1130.2
                                   6-Nov-98       1141.01
                                   5-Nov-98       1133.85
                                   4-Nov-98       1118.67
                                   3-Nov-98       1110.84
                                   2-Nov-98        1111.6
                                  30-Oct-98       1098.67
                                  29-Oct-98       1085.93
                                  28-Oct-98       1068.09
                                  27-Oct-98       1065.34
                                  26-Oct-98       1072.32
                                  23-Oct-98       1070.67
                                  22-Oct-98       1078.48
                                  21-Oct-98       1069.92
                                  20-Oct-98       1063.93
                                  19-Oct-98       1062.39
                                  16-Oct-98       1056.42
                                  15-Oct-98       1047.49
                                  14-Oct-98       1005.53
                                  13-Oct-98         994.8
                                  12-Oct-98        997.71
                                   9-Oct-98        984.39
                                   8-Oct-98        959.44
                                   7-Oct-98        970.68
                                   6-Oct-98        984.59
                                   5-Oct-98        988.56
                                   2-Oct-98        1002.6
                                   1-Oct-98        986.39
                                  30-Sep-98       1017.01
                                  29-Sep-98       1049.02
                                  28-Sep-98       1048.69
                                  25-Sep-98       1044.75
                                  24-Sep-98       1042.72
                                  23-Sep-98       1066.09
                                  22-Sep-98       1029.63
                                  21-Sep-98       1023.89
                                  18-Sep-98       1020.09
                                  17-Sep-98       1018.87
                                  16-Sep-98       1045.48
                                  15-Sep-98       1037.68
                                  14-Sep-98       1029.72
                                  11-Sep-98       1009.06
                                  10-Sep-98        980.19
                                   9-Sep-98        1006.2
                                   8-Sep-98       1023.46
                                   4-Sep-98        973.89
                                   3-Sep-98        982.26
                                   2-Sep-98        990.47
                                   1-Sep-98        994.24
                                  31-Aug-98        957.28
                                  28-Aug-98       1027.14
                                  27-Aug-98       1042.59
                                  26-Aug-98       1084.19
                                  25-Aug-98       1092.86
                                  24-Aug-98       1088.14
                                  21-Aug-98       1081.18
                                  20-Aug-98        1091.6
                                  19-Aug-98       1098.06
                                  18-Aug-98        1101.2
                                  17-Aug-98       1083.67
                                  14-Aug-98       1062.75
                                  13-Aug-98       1074.91
                                  12-Aug-98       1084.22
                                  11-Aug-98       1068.98
                                  10-Aug-98       1083.14
                                   7-Aug-98       1089.45
                                   6-Aug-98       1089.63
                                   5-Aug-98       1081.43
                                   4-Aug-98       1072.12
                                   3-Aug-98       1112.44
                                  31-Jul-98       1120.67
                                  30-Jul-98       1142.95
                                  29-Jul-98       1125.21
                                  28-Jul-98       1130.24
                                  27-Jul-98       1147.27
                                  24-Jul-98        1140.8
                                  23-Jul-98       1139.75
                                  22-Jul-98       1164.08
                                  21-Jul-98       1165.07
                                  20-Jul-98        1184.1
                                  17-Jul-98       1186.75
                                  16-Jul-98       1183.99
                                  15-Jul-98       1174.81
                                  14-Jul-98       1177.58
                                  13-Jul-98       1165.19
                                  10-Jul-98       1164.33
                                   9-Jul-98       1158.56
                                   8-Jul-98       1166.37
                                   7-Jul-98       1154.66
                                   6-Jul-98       1157.31
                                   2-Jul-98       1146.42
                                   1-Jul-98       1148.56
                                  30-Jun-98       1133.84

The S&P 500 Index achieved new highs during the year, resuming its upward trend after an initial bout of volatility. Although index gains were focused on a narrow group of stocks for much of the year, by June more stocks had begun to participate.

These events cooled investor enthusiasm for highly valued growth stocks, and the market broadened as cyclicals and smaller-caps returned to favor. In particular, investors saw opportunities in stocks that had been depressed by the Asian crisis. In a reversal of recent trends, large-cap growth stocks that had led the market for more than six quarters underperformed while value-oriented and small-cap stocks that had badly lagged regained investor atteion.


U.S. Bonds

The financial year can be split into two distinctive segments in terms of the bond market: During the period from July 1, 1998, to February 1999, concerns of global recession and deflation were the dominant themes, whereas by the latter half of February a series of reports suggesting that economic activity was stronger than expected reawakened fears about inflationary pressures.

While deflationary concerns persisted, investors continued favoring the most liquid, high-quality bond issues. As a result, the yield on the 30-year Treasury bond sunk to lows not seen since the late 1960s. In response to slowing global economic activity and loss of liquidity, the Federal Reserve reduced the overnight bank-lending rate to a mere 4.8% in a series of three cuts.

By the first quarter of 1999, however, negative economic factors began to offset the positive factors that had previously driven bond prices higher. Inflation remained low as a result of high productivity and worldwide manufacturing overcapacity, while tight labor markets, bottoming commodity markets and strong consumer spending were all of increasing concern to the bond market. The clearest manifestation of these concerns was the fall in bond prices in February, as stronger than anticipated economic data and comments by Federal Reserve Chairman Alan Greenspan dampened hopes of further short-term interest rate reductions.

The behavior of the market in general had largely returned to normal by the final three months of the financial year. In response to heightened inflationary concerns, the Fed announced a tightening bias. Increasing rates, which have risen as much as 1.0% since February, have led to abnormally low bond market returns. Underlying the upward trend in rates has been the Fed's determination to slow growth to head off inflation. U.S. rates are quite attractive by international standards, but the country's trade deficit is daunting and commodity prices have stopped declining. Nevertheless, the Lehman Brothers Aggregate Bond Index has never had two consecutive first and second half-years of negative returns. We now believe that bond yields are nearing their highs.

                                                            ====================
                                                            The Montgomery Funds
                                                            --------------------
                                                               Annual Report
                                                            --------------------
                                                               June 30, 1999


U.S. TREASURY 30-YEAR
BOND YIELD:
July 1, 1998, to June 30, 1999

                             [GRAPH APPEARS HERE]


                    U. S. Treasury              U. S. Treasury
         Date        30 Year Bond     Date       30 Year Bond
         ----       --------------    ----      --------------
        6/30/98         5.627       6/30/98         5.627
         7/3/98         5.599        7/1/98         5.629
        7/10/98         5.625        7/2/98           5.6
        7/17/98         5.746        7/3/98         5.599
        7/24/98         5.686        7/6/98         5.572
        7/31/98         5.713        7/7/98         5.603
         8/7/98         5.631        7/8/98         5.626
        8/14/98          5.54        7/9/98         5.605
        8/21/98         5.433       7/10/98         5.625
        8/28/98         5.338       7/13/98         5.692
         9/4/98         5.288       7/14/98         5.717
        9/11/98         5.229       7/15/98         5.705
        9/18/98         5.147       7/16/98         5.727
        9/25/98         5.109       7/17/98         5.746
        10/2/98          4.84       7/20/98         5.713
        10/9/98         5.115       7/21/98         5.663
       10/16/98         4.978       7/22/98         5.681
       10/23/98         5.178       7/23/98         5.657
       10/30/98         5.157       7/24/98         5.686
        11/6/98         5.387       7/27/98         5.708
       11/13/98          5.25       7/28/98          5.74
       11/20/98         5.218       7/29/98         5.769
       11/27/98         5.159       7/30/98         5.722
        12/4/98          5.04       7/31/98         5.713
       12/11/98         5.024        8/3/98         5.659
       12/18/98         4.998        8/4/98         5.631
       12/25/98         5.216        8/5/98         5.671
         1/1/99         5.095        8/6/98         5.671
         1/8/99         5.272        8/7/98         5.631
        1/15/99         5.107       8/10/98         5.624
        1/22/99         5.082       8/11/98         5.602
        1/29/99         5.086       8/12/98         5.609
         2/5/99         5.349       8/13/98          5.65
        2/12/99         5.422       8/14/98          5.54
        2/19/99         5.387       8/17/98         5.546
        2/26/99         5.576       8/18/98         5.556
         3/5/99         5.596       8/19/98         5.556
        3/12/99         5.526       8/20/98         5.513
        3/19/99          5.56       8/21/98         5.433
        3/26/99         5.589       8/24/98         5.471
         4/2/99         5.596       8/25/98         5.428
         4/9/99          5.46       8/26/98         5.417
        4/16/99         5.572       8/27/98         5.344
        4/23/99         5.597       8/28/98         5.338
        4/30/99         5.662       8/31/98         5.267
         5/7/99         5.813        9/1/98         5.341
        5/14/99         5.922        9/2/98         5.333
        5/21/99         5.751        9/3/98         5.303
        5/28/99         5.828        9/4/98         5.288
         6/4/99         5.963        9/7/98         5.284
        6/11/99         6.159        9/8/98         5.363
        6/18/99         5.972        9/9/98         5.262
        6/25/99         6.149       9/10/98         5.204
        6/30/99         5.963       9/11/98         5.229
                                    9/14/98          5.23
                                    9/15/98          5.26
                                    9/16/98         5.221
                                    9/17/98         5.179
                                    9/18/98         5.147
                                    9/21/98         5.125
                                    9/22/98         5.152
                                    9/23/98         5.168
                                    9/24/98         5.164
                                    9/25/98         5.109
                                    9/28/98         5.141
                                    9/29/98         5.094
                                    9/30/98         4.978
                                    10/1/98         4.882
                                    10/2/98          4.84
                                    10/5/98         4.716
                                    10/6/98         4.735
                                    10/7/98          4.86
                                    10/8/98         4.999
                                    10/9/98         5.115
                                   10/12/98         5.117
                                   10/13/98         5.089
                                   10/14/98         5.031
                                   10/15/98         4.967
                                   10/16/98         4.978
                                   10/19/98         4.982
                                   10/20/98         5.069
                                   10/21/98         5.071
                                   10/22/98         5.137
                                   10/23/98         5.178
                                   10/26/98         5.107
                                   10/27/98         5.089
                                   10/28/98          5.12
                                   10/29/98         5.078
                                   10/30/98         5.157
                                    11/2/98         5.244
                                    11/3/98         5.215
                                    11/4/98         5.325
                                    11/5/98         5.355
                                    11/6/98         5.387
                                    11/9/98         5.289
                                   11/10/98         5.288
                                   11/11/98         5.288
                                   11/12/98         5.249
                                   11/13/98          5.25
                                   11/16/98         5.288
                                   11/17/98         5.294
                                   11/18/98         5.249
                                   11/19/98         5.243
                                   11/20/98         5.218
                                   11/23/98         5.252
                                   11/24/98         5.217
                                   11/25/98         5.187
                                   11/26/98         5.186
                                   11/27/98         5.159
                                   11/30/98         5.063
                                    12/1/98         5.036
                                    12/2/98         5.023
                                    12/3/98         5.003
                                    12/4/98          5.04
                                    12/7/98         5.034
                                    12/8/98         4.993
                                    12/9/98         4.982
                                   12/10/98         4.955
                                   12/11/98         5.024
                                   12/14/98          4.99
                                   12/15/98         5.025
                                   12/16/98         4.994
                                   12/17/98         5.012
                                   12/18/98         4.998
                                   12/21/98          5.06
                                   12/22/98         5.138
                                   12/23/98         5.177
                                   12/24/98         5.213
                                   12/25/98         5.216
                                   12/28/98         5.152
                                   12/29/98           5.1
                                   12/30/98         5.087
                                   12/31/98         5.095
                                     1/1/99         5.095
                                     1/4/99         5.151
                                     1/5/99         5.208
                                     1/6/99         5.163
                                     1/7/99         5.224
                                     1/8/99         5.272
                                    1/11/99         5.306
                                    1/12/99          5.22
                                    1/13/99         5.132
                                    1/14/99         5.057
                                    1/15/99         5.107
                                    1/18/99         5.115
                                    1/19/99         5.149
                                    1/20/99         5.168
                                    1/21/99         5.131
                                    1/22/99         5.082
                                    1/25/99         5.116
                                    1/26/99         5.129
                                    1/27/99         5.127
                                    1/28/99         5.107
                                    1/29/99         5.086
                                     2/1/99         5.183
                                     2/2/99         5.239
                                     2/3/99         5.254
                                     2/4/99         5.288
                                     2/5/99         5.349
                                     2/8/99         5.341
                                     2/9/99         5.302
                                    2/10/99         5.366
                                    2/11/99         5.366
                                    2/12/99         5.422
                                    2/15/99         5.427
                                    2/16/99         5.341
                                    2/17/99         5.308
                                    2/18/99         5.378
                                    2/19/99         5.387
                                    2/22/99         5.355
                                    2/23/99          5.43
                                    2/24/99         5.508
                                    2/25/99         5.652
                                    2/26/99         5.576
                                     3/1/99          5.67
                                     3/2/99         5.614
                                     3/3/99         5.696
                                     3/4/99           5.7
                                     3/5/99         5.596
                                     3/8/99         5.588
                                     3/9/99         5.531
                                    3/10/99         5.554
                                    3/11/99         5.563
                                    3/12/99         5.526
                                    3/15/99         5.521
                                    3/16/99         5.476
                                    3/17/99         5.507
                                    3/18/99         5.488
                                    3/19/99          5.56
                                    3/22/99         5.568
                                    3/23/99         5.541
                                    3/24/99         5.531
                                    3/25/99         5.585
                                    3/26/99         5.589
                                    3/29/99          5.64
                                    3/30/99          5.58
                                    3/31/99         5.625
                                     4/1/99         5.671
                                     4/2/99         5.596
                                     4/5/99         5.588
                                     4/6/99         5.519
                                     4/7/99         5.503
                                     4/8/99         5.443
                                     4/9/99          5.46
                                    4/12/99         5.452
                                    4/13/99          5.49
                                    4/14/99         5.507
                                    4/15/99         5.526
                                    4/16/99         5.572
                                    4/19/99         5.519
                                    4/20/99         5.507
                                    4/21/99         5.524
                                    4/22/99         5.603
                                    4/23/99         5.597
                                    4/26/99         5.575
                                    4/27/99         5.538
                                    4/28/99         5.583
                                    4/29/99          5.53
                                    4/30/99         5.662
                                     5/3/99         5.655
                                     5/4/99         5.713
                                     5/5/99         5.706
                                     5/6/99         5.791
                                     5/7/99         5.813
                                    5/10/99          5.79
                                    5/11/99         5.835
                                    5/12/99         5.827
                                    5/13/99          5.75
                                    5/14/99         5.922
                                    5/17/99         5.892
                                    5/18/99         5.889
                                    5/19/99         5.803
                                    5/20/99         5.827
                                    5/21/99         5.751
                                    5/24/99         5.757
                                    5/25/99         5.748
                                    5/26/99         5.804
                                    5/27/99         5.851
                                    5/28/99         5.828
                                    5/31/99         5.828
                                     6/1/99         5.924
                                     6/2/99         5.934
                                     6/3/99         5.963
                                     6/4/99         5.963
                                     6/7/99         5.965
                                     6/8/99         5.994
                                     6/9/99         6.026
                                    6/10/99         6.063
                                    6/11/99         6.159
                                    6/14/99         6.099
                                    6/15/99         6.111
                                    6/16/99         6.066
                                    6/17/99         5.963
                                    6/18/99         5.972
                                    6/21/99         6.019
                                    6/22/99         6.057
                                    6/23/99         6.146
                                    6/24/99          6.16
                                    6/25/99         6.149
                                    6/28/99         6.094
                                    6/29/99         6.067
                                    6/30/99         5.963

It was a challenging year for the bond market. From July through December, deflationary fears hurt all sectors other than Treasuries. In 1999, however, renewed inflationary concerns pushed up Treasury yields and led to a decline in absolute returns.

International Equities

The financial year started badly for international equity markets. Following the devaluation of the Russian ruble in August, there was massive capital flight from the emerging markets. In Europe the lingering effects of recession in Asia began to feed through into corporate earnings, resulting in a downgrade in expectations for economic growth and weaker markets. By the end of 1998, the markets had recovered from their lows, helped by interest rate cuts in the United States and Europe and the stabilization of the yen. There were still enough global uncertainties, however, to make it difficult to predict what the New Year might bring.

Confounding even many optimists, 1999 brought better news than expected. In the first three months of this year, both the developed and the emerging economies of Asia showed significant signs of recovery. Japanese companies, facing few alternatives, finally began substantial restructuring efforts, spurred by a change in the government's attitude toward corporate bailouts. By March even skeptics were convinced that the recovery was more than an illusion. Evidence of recovery was borne out by Japan's seasonally adjusted first-quarter GDP (gross domestic product) numbers, which indicated a slight increase in consumer spending--an important component to a sustainable return to economic growth.

In much of the rest of Asia, currencies stabilized, interest rates declined and the current account deficits that had proved so problematic at the beginning of the Asian crisis had been eliminated. In addition, companies that had survived were beginning to restructure and improve their global competitiveness. Reflecting such good news, capital flooded back into the equity markets, which began to appreciate rapidly.

The Asian emerging markets weren't the only ones to enjoy good fortune. In Latin America, Brazil rebounded surprisingly quickly after devaluing its currency in January. Hyperinflation failed to take hold, and interest rates have been gradually declining. Rising commodity prices were also a boon to Brazil as well as to emerging markets in the rest of Latin America, Asia and Africa/ Middle East. Nevertheless, Brazil still faces significant hurdles in its recovery process, which are reflected in its current valuation.

The most disappointing region in terms of performance, particularly in the past six months, has been Europe. These markets failed to recover as rapidly as their U.S. counterpart in the final months of 1998. Major markets such as the United Kingdom and Germany were suffering decelerating growth, and a weak euro affected dollar returns for the continental European markets. By June, however, there were subtle signs of improvement. We believe that the United Kingdom and France are beginning a phase of accelerating growth and we have seen evidence that inspires some optimism for the German market. Looking forward, because of the attractive valuations in these markets, we believe that there are likely to be plenty of interesting investment opportunities.

====================
The Montgomery Funds
--------------------
Performance Summary
--------------------
   June 30, 1999


AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/99




Fund name (Fund number)                                Inception date     One year     Three years   Five years  Since inception
Montgomery U.S. Equity Funds
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund (284)                                          9/30/93          11.41%       16.33%        19.98%          22.30%
------------------------------------------------------------------------------------------------------------------------------------
U.S. Emerging Growth Fund (294)                           12/30/94          (4.07)%      10.26%           --           16.80%
------------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund (276)                                       7/13/90          (4.14)%       8.06%        16.12%          17.72%
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Fund (293)                                   9/30/94          15.06%       18.87%           --           20.13%
------------------------------------------------------------------------------------------------------------------------------------

Montgomery International and Global Equity Funds
------------------------------------------------------------------------------------------------------------------------------------
International Growth Fund (296)                             7/3/95           2.34%       14.57%           --           17.72%
------------------------------------------------------------------------------------------------------------------------------------
International Small Cap Fund (283)                         9/30/93          (3.82)%       5.08%         7.50%           6.54%
------------------------------------------------------------------------------------------------------------------------------------
GlobalOpportunitiesFund (285)                              9/30/93          15.68%       20.41%        19.02%          17.86%
------------------------------------------------------------------------------------------------------------------------------------
GlobalCommunications Fund (280)                             6/1/93          31.66%       29.89%        22.79%          21.71%
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund (277)                                 3/1/92           3.85%       (9.00)%       (3.82)%          1.93%
------------------------------------------------------------------------------------------------------------------------------------
Emerging Asia Fund (648)                                   9/30/96          97.44%          --            --            4.84%
------------------------------------------------------------------------------------------------------------------------------------

Montgomery Multi-Strategy Funds
------------------------------------------------------------------------------------------------------------------------------------
Global Long-Short Fund (1478)                             12/31/97          51.78%          --            --           65.67%
------------------------------------------------------------------------------------------------------------------------------------
Select 50 Fund (295)                                       10/2/95          13.89%       18.43%           --           24.73%
------------------------------------------------------------------------------------------------------------------------------------
Asset Allocation Fund (291)                                3/31/94          11.93%       13.74%        19.92%          19.33%
------------------------------------------------------------------------------------------------------------------------------------

Montgomery U.S. Fixed-Income and Money Market Funds
------------------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund (650)                               6/30/97           3.20%          --            --            6.99%
------------------------------------------------------------------------------------------------------------------------------------
Short Duration Government Bond Fund (279)                 12/18/92           4.82%        6.39%         6.63%           6.32%
------------------------------------------------------------------------------------------------------------------------------------
California Tax-Free Intermediate Bond Fund (281)            7/1/93           2.71%        5.47%         5.71%           5.03%
------------------------------------------------------------------------------------------------------------------------------------
As of 6/30/99                                                           One-day yield Seven-day yield
------------------------------------------------------------------------------------------------------------------------------------
Government Money Market Fund* (278)                        9/14/92           4.32%        4.04%
------------------------------------------------------------------------------------------------------------------------------------
Federal Tax-Free Money Fund (647)                          7/15/96           2.91%        3.17%
------------------------------------------------------------------------------------------------------------------------------------
California Tax-Free Money Fund (292)                       9/30/94           2.53%        2.73%
------------------------------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Net asset value, investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information is for Class R (Retail) shares only. The performance figures provided do not reflect the effect of (i) any securities purchased or sold by the Funds after 6/30/99 but that were effective on 6/30/99 or (ii) any purchases or redemptions of Fund shares completed after 6/30/99 that were effective on 6/30/99. The performance figures for the Class R shares shown above do not reflect the 0.25% Rule 12b-1 fees paid by the ClassP shares that would reduce performance.

Income from tax-free funds may be subject to the alternative minimum tax and/or state and local taxes.

An investment in one of our money market funds is neither insured nor guaranteed by the government. There can be no assurance that the money market funds will be able to maintain a stable net asset value of $1 per share. Yields may fluctuate.

There are certain risks associated with investing in foreign markets, such as currency fluctuations and political and economic instability. There are also additional risks associated with investing in small-cap companies. Investors are encouraged to read the prospectus carefully before investing.

* Formerly named the Montgomery Government Reserve Fund.

                                                            ====================
                                                            The Montgomery Funds
                                                            --------------------
                                                                Growth Fund
                                                            --------------------
                                                            Portfolio Highlights


INVESTMENT REVIEW

Q: How did the Fund perform for the quarter and year ended June 30, 1999?

A: For the quarter ended June 30, 1999, the Fund dramatically outperformed its benchmark, returning 17.5% versus the S&P 500 Index's return of 7.0%. In our 1998 year-end shareholder letter, we discussed the fact that stock market results were being driven by a small group of very large cap companies with extremely high stock valuations. The first quarter of 1999 showed a continuation of these trends. Market dynamics shifted abruptly as we moved into the second quarter, resulting in the Fund's outperforming the S&P 500 by more than 1,000 basis points. Because of the three prior quarters, however, for the 12-month period the Fund returned 11.4%, versus a return of 22.7% for the S&P 500.

Q: What trends had the most impact on performance over that period?

A: Although the Fund invests primarily in U.S.-based companies, global trends had the biggest impact on performance during the year. Following a long period of impressive growth in the economies of Asia, the subsequent crisis in the region had a tremendous negative effect on world commodity prices and demand for capital goods. It was this effect that caused the ripple that brought down so many other markets and contributed to the correction in the U.S. market in the third quarter of 1998. Against this backdrop investors fled to the largest, most liquid securities, which they believed could offer sustainable earnings growth regardless of the global economic climate.

By April 1999, however, signs of a recovery in Asia, coupled with substantial, continued strength in the U.S. economy, led to rising commodity prices (especially energy). This helped awaken investors to opportunities in a broad array of attractively valued companies likely to benefit from a resumption of global growth. As a result, there was a market rotation away from richly valued growth stocks into the previously neglected cyclical and smaller-cap sectors, in which the Fund has a higher concentration of its assets.

Q: Did you make any significant changes to the portfolio in response to such shifting market conditions?

A: In spite of the very narrow focus of the market through three of the four quarters of the fiscal year, we maintained our strategy, which emphasizes buying companies that exhibit reasonable valuations yet have substantial future growth prospects. Today two-thirds of the market capitalization of the S&P 500 Index trades at an average price-to-earnings multiple above 40, more than double the historical norm. Furthermore, these historically high valuations are based on company earnings that are themselves at historic highs (i.e., record net profit margins).

In our opinion the narrowness of the market was due to a set of very unusual global circumstances that caused investors to focus on the near term without taking into consideration the long-term potential and risks. Our strategy, in contrast, involves seeking out companies that are undergoing positive, long-term fundamental change and are attractively valued. This led the portfolio to be

================================================================================
                             PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
Roger Honour........................................... Senior Portfolio Manager
Kathryn Peters................................................ Portfolio Manager


================================================================================
                               FUND PERFORMANCE
--------------------------------------------------------------------------------
                         Average annual total returns
                         for the period ended 6/30/99
--------------------------------------------------------------------------------
                            Montgomery Growth Fund

Since inception (9/30/93)................................................ 22.30%
One year................................................................. 11.41%
Five years............................................................... 19.98%

--------------------------------------------------------------------------------
                                S&P 500 Index

Since 9/30/93............................................................ 23.57%
One year................................................................. 22.74%
Five years............................................................... 27.86%

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

                        Growth of a $10,000 Investment

                           [LINE GRAPH APPEARS HERE]

            Montgomery        S&P 500      Lipper Growth                   Montgomery        S&P 500      Lipper Growth
  Date      Growth Fund       Index/1/    Funds Average/2/       Date      Growth Fund       Index/1/    Funds Average/2/
  ----      -----------       --------    ----------------       ----      -----------       --------    ----------------
  9/93        10,000          10,000           10,000            1/97        21,847          18,623.62       16,716.22
 10/93        10,400          10,203.3         10,139.37         2/97        21,636          18,772.98       16,540.12
 11/93        10,983          10,107.18         9,959.69         3/97        21,045          17,992.22       15,802.65
 12/93        11,834          10,231.4         10,239.89         4/97        21,921          19,065.63       16,445.99
  1/94        12,488          10,573.64        10,575.6          5/97        23,704          20,235.88       17,606.16
  2/94        12,647          10,278.84        10,402.23         6/97        24,348          21,125.65       18,286.91
  3/94        12,530           9,840.11         9,920.03         7/97        26,913          22,803.03       19,819.45
  4/94        12,982           9,967.54         9,960.78         8/97        26,586          21,539.28       19,125.61
  5/94        13,116          10,130.61        10,017.46         9/97        28,021          22,713.82       20,186.46
  6/94        12,798           9,880.18         9,683.76        10/97        26,744          21,966.31       19,421
  7/94        13,259          10,206.92         9,940.11        11/97        26,786          22,973.9        19,791.78
  8/94        13,929          10,622.24        10,405.78        12/97        26,405          23,362.16       20,015.95
  9/94        13,846          10,365.92        10,200.56         1/98        25,826          23,626.62       20,138.93
 10/94        14,349          10,602.99        10,361.77         2/98        28,094          25,324.43       21,659.69
 11/94        13,919          10,213.76         9,974.14         3/98        29,312          26,624.34       22,600.36
 12/94        14,309          10,362.98        10,063.45         4/98        29,758          26,900.16       22,858.19
  1/95        13,996          10,632.42        10,144.96         5/98        28,805          26,432.37       22,211.9
  2/95        14,537          11,044.95        10,535.34         6/98        28,564          27,506.05       23,002.25
  3/95        15,128          11,371.99        10,835.75         7/98        27,153          27,213.66       22,499.86
  4/95        15,230          11,705.42        11,075.81         8/98        22,521          23,285.1        18,810.98
  5/95        15,568          12,168.02        11,423.18         9/98        23,052          24,793.04       19,917.8
  6/95        16,193          12,454.21        11,900.44        10/98        25,054          26,800.04       21,393.3
  7/95        16,869          12,869.43        12,460.36        11/98        26,526          28,424.92       22,694.8
  8/95        16,920          12,904.44        12,550.78        12/98        26,959          30,078.97       24,445.48
  9/95        17,360          13,446.3         12,929.31         1/99        27,350          31,317.02       25,464
 10/95        17,081          13,398.83        12,757.07         2/99        26,368          30,344.31       24,443
 11/95        17,664          13,988.65        13,211.84         3/99        27,088          31,563.25       26,507
 12/95        17,692          14,247.3         13,261.63         4/99        30,146          32,765.17       26,254
  1/96        17,932          14,737.98        13,566.4          5/99        29,923          32,007.64       25,766
  2/96        18,641          14,879.61        13,870.83         6/99        31,817          33,757.18       27,306
  3/96        19,157          15,022.15        13,982.55
  4/96        19,904          15,243.43        14,401.1
  5/96        20,668          15,636.25        14,761.16
  6/96        20,217          15,699.74        14,575.4
  7/96        19,295          15,000.63        13,742.15
  8/96        20,042          15,319.24        14,200.75
  9/96        20,613          16,180.34        15,009.89
 10/96        20,977          16,623.19        15,159.76
 11/96        21,878          17,885.06        16,114.83
 12/96        21,267          17,535.05        15,874.26

(1) The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets.

(2) The Lipper Growth Funds Average universe consists of 338 funds.

=====================
The Montgomery Funds
--------------------
    Growth Fund
--------------------
Portfolio Highlights

================================================================================
                               TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                   (as a percentage of total net assets)
Alcoa, Inc. .............................................................  4.4%
Amerada Hess Corporation ................................................  3.5%
Dow Chemical Company ....................................................  3.4%
Boise Cascade Corporation ...............................................  3.2%
Union Pacific Corporation ...............................................  3.0%
Golden West Financial Corporation .......................................  2.9%
Union Pacific Resources Group, Inc. .....................................  2.9%
First Health Group Corporation ..........................................  2.9%
Raychem Corporation .....................................................  2.8%
Republic Services, Inc. .................................................  2.5%

================================================================================
                              TOP FIVE INDUSTRIES
--------------------------------------------------------------------------------
                   (as a percentage of total net assets)
Paper ...................................................................  6.0%
Railroads ...............................................................  5.4%
Aluminum ................................................................  4.4%
Telecommunications Equipment ............................................  3.6%
Computer Software .......................................................  3.5%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.


overweighted in basic materials stocks, global industrial stocks and smaller-capitalization issues.

Q: Can you give an example of a stock that has performed well since the prospects of a global economic recovery have broadened investor interest in the market?

A: Alcoa (4.4% of net assets as of 6/30/99) is one of the portfolio's commodity sector holdings. It is the world's leading aluminum producer, and its shares have performed very well since the market has begun to broaden. While prices of aluminum were depressed, the company had undergone significant restructuring to enable it to grow earnings even during periods of weak commodity prices. As a result, any aluminum price increase will contribute directly to profits, a fact that is now being recognized by the market.

Q: Which sectors do you think are the riskiest now that the market is trading at all-time highs?

A: We believe that the highly valued growth stocks still represent the biggest investment risk. Even though some of these stocks corrected from March through June 1999, most are still expensive. Although many of these companies have strong fundamentals, their excessive valuations make them risky investments. The market is discounting a long stretch of rapid sales and earnings growth within areas of the economy that typically have the greatest amount of vulnerability to competition and technological change. Against a background of rising interest rates, these risks intensify.

By contrast, in our view there is still a lot of value to be found in the broader market. Many cyclical companies may do well in a global recovery, and we do not think their current potential is reflected in their stock prices.

Q: How is the Fund positioned in relation to these risks?

A: We have taken the opportunity to trim or eliminate stocks in companies that we believe had become fully valued. In spite of the rally in stocks owned in the portfolio, we believe that our current holdings continue to represent attractive long-term investments. Companies such as Alcoa are global players and still have a lot of ability to improve prices as world economic growth reaccelerates.

                                                            ====================
                                                            The Montgomery Funds
                                                            --------------------
                                                                 Growth Fund
                                                            --------------------
                                                                 Investments


PORTFOLIO INVESTMENTS

June 30, 1999

Shares                                                            Value (Note 1)
COMMON STOCKS -- 94.6%

Advertising -- 1.1%
   220,000 Snyder Communications, Inc.#+ ......................... $   7,205,000

Aerospace/Defense -- 1.5%
   280,000 Lockheed Martin Corporation ...........................    10,430,000

Air Freight/Delivery Services -- 1.9%
   235,000 FDX Corporation+ ......................................    12,748,750

Aluminum -- 4.4%
   480,000 Alcoa, Inc. ...........................................    29,700,000

Books/Magazines -- 1.1%
   140,000 Harcourt General, Inc. ................................     7,218,750

Clothing/Shoe/Accessory Stores -- 3.0%
   380,000 Nordstrom, Inc. .......................................    12,730,000
   225,000 TJX Companies, Inc. ...................................     7,495,312
                                                                   -------------
                                                                      20,225,312
Computer Software -- 3.5%
   360,000 Autodesk, Inc.# .......................................    10,653,750
   800,000 Avid Technology, Inc.+ ................................    12,825,000
                                                                   -------------
                                                                      23,478,750
Construction/Agriculture Equipment/Trucks -- 1.7%
   220,000 PACCAR, Inc. ..........................................    11,742,500

Consumer Electronics/Appliances -- 2.2%
   200,000 Whirlpool Corporation .................................    14,800,000

Discount Stores -- 1.7%
   700,000 Kmart Corporation+ ....................................    11,506,250

Diversified Electronic Products -- 1.8%
   60,000 Matsushita Electric Industrial Co., Ltd., ADR ..........    11,898,750

Diversified Financial Services -- 1.6%
   350,000 Stancorp Financial Group, Inc.+ .......................    10,500,000

Diversified Manufacture -- 1.3%
   90,000 Tyco International Ltd. ................................     8,527,500

EDP Services -- 3.1%
   100,000 Computer Sciences Corporation+ ........................     6,918,750
   240,000 Electronic Data Systems Corporation ...................    13,575,000
                                                                   -------------
                                                                      20,493,750
Electrical Products -- 2.8%
   500,000 Raychem Corporation ...................................    18,500,000

Electronic Production Equipment -- 1.2%
   75,000 Sony Corporation, ADR ..................................     8,278,125

Environmental Services -- 2.5%
   682,700 Republic Services, Inc., Class A+ .....................    16,896,825

Farming/Seeds/Milling -- 0.7%
   310,000 Seminis, Inc.+ ........................................     4,659,703

Finance Companies -- 1.5%
   180,000 Capital One Financial Corporation .....................    10,023,750

Food Distributors -- 1.5%
   850,000 Fleming Companies, Inc. ...............................     9,881,250

Forest Products -- 1.6%
   160,000 Weyerhaeuser Company ..................................    11,000,000

Integrated Oil Companies -- 3.5%
   390,000 Amerada Hess Corporation ..............................    23,205,000

Major Banks -- 2.0%
   180,000 Bank of America Corporation ...........................    13,196,250

Major Chemicals -- 3.4%
   180,000 Dow Chemical Company ..................................    22,837,500

Managed Health Care -- 2.9%
   900,000 First Health Group Corporation+ .......................    19,378,125

Media Conglomerates -- 1.1%
   240,000 News Corporation Ltd., ADR ............................     7,575,000

Medical Specialties -- 2.3%
   200,000 Bausch & Lomb, Inc. ...................................    15,300,000

Motor Vehicles -- 1.8%
   180,000 General Motors Corporation ............................    11,880,000

Movies/Television -- 1.3%
   325,000 Fox Entertainment Group, Inc., Class A+ ...............     8,754,688

Multi-Sector Companies -- 1.3%
   110,000 Loews Corporation .....................................     8,703,750

Office/Plant Automation -- 1.3%
   300,000 Newbridge Networks Corporation+ .......................     8,625,000

Oil and Gas Production -- 2.9%
   1,200,000 Union Pacific Resources Group, Inc. .................    19,575,000

Oilfield Services/Equipment -- 2.3%
   240,000 Schlumberger Ltd. .....................................    15,285,000

Other Metals/Minerals -- 2.0%
   200,000 Rio Tinto PLC, ADR ....................................    13,450,000

Package Goods/Cosmetics -- 0.8%
   80,357 Unilever N.V. ..........................................     5,604,901

Paper -- 6.0%
   500,000 Boise Cascade Corporation .............................    21,500,000
   170,000 Chesapeake Corporation ................................     6,364,375
   240,000 International Paper Company ...........................    12,120,000
                                                                   -------------
                                                                      39,984,375
Printing/Forms -- 2.5%
   450,000 Donnelley (R.R.) & Sons Company# ......................    16,678,125



The accompanying notes are an integral part of these financial statements.

====================
The Montgomery Funds
--------------------
    Growth Fund
--------------------
    Investments


Shares                                                           Value (Note 1)
COMMON STOCKS - continued

Railroads -- 5.4%
   240,000 Canadian National Railway Company ................... $   16,080,000
   340,000 Union Pacific Corporation ...........................     19,826,250
                                                                   -------------
                                                                     35,906,250
Real Estate Investment Trusts -- 0.9%
   525,000 Host Marriott Corporation ...........................      6,234,375

Savings and Loan Associations -- 2.9%
   200,000 Golden West Financial Corporation ...................     19,600,000

Specialty Chemicals -- 1.7%
   220,000 Nalco Chemical Company ..............................     11,412,500

Specialty Steels -- 1.0%
   240,000 Carpenter Technology Corporation ....................      6,855,000

Telecommunications Equipment -- 3.6%
   180,000 Comverse Technology, Inc.+ ..........................     13,578,750
   110,000 Motorola, Inc. ......................................     10,422,500
                                                                   -------------
                                                                     24,001,250

TOTAL COMMON STOCKS
(Cost $471,189,228) ............................................    633,757,054
                                                                   -------------
Principal Amount
REPURCHASE AGREEMENTS -- 6.7%
$45,284,000 Agreement with Paine Webber Group,
            Tri-Party, 5.05% dated 06/30/99, to be
            repurchased at $45,290,265 on 07/01/99,
            collateralized by $45,374,039 market value
            of U.S. government and mortgage-backed
            securities, having various maturities and
            interest rates.
            (Cost $45,284,000) .................................     45,284,000
                                                                   -------------
TOTAL INVESTMENTS -- 101.3%
(Cost $516,473,228*) ...........................................    679,041,054

OTHER ASSETS AND LIABILITIES -- (1.3)%
(Net) ..........................................................     (9,033,749)
                                                                   -------------

NET ASSETS -- 100.0% ........................................... $  670,007,305
                                                                   =============
*  Aggregate cost for federal tax purposes $527,737,071.
# All or a portion of this security is on loan at June 30, 1999 (see Note 4 to Financial Statements).
+  Non-income-producing security.

Abbreviations
ADR    American Depositary Receipt




The accompanying notes are an integral part of these financial statements.

                                                            ====================
                                                            The Montgomery Funds
                                                            --------------------
                                                               U.S. Emerging
                                                                Growth Fund
                                                            --------------------
                                                            Portfolio Highlights

INVESTMENT REVIEW

Q: How did the Fund perform for the quarter and year ended June 30, 1999?

A: The Fund rebounded strongly from a difficult first quarter in 1999, returning 10.2% in the quarter ended June 30, 1999. Over the 12-month period, the Fund returned -4.1%, versus 1.5% for the benchmark Russell 2000 Index.

Q: What factors affected the Fund's underperformance?

A: The Fund's performance in the period ended June 30, 1999, reflected the highly unusual and somewhat contradictory nature of the small-cap benchmark. The growth that fueled the rise of the Russell 2000 Index in the first six months of 1999 was largely attributable to a handful of Internet names that profited tremendously from the investor exuberance surrounding the Internet sector. In the first six months of 1999, six of the seven best-performing stocks were Internet stocks. By our estimate the combined return of five of the Internet stocks contributed more than two-thirds of the total return of all the stocks in the index.

Prior to January 1, 1999, the Internet investment fervor had already pushed the market capitalization of many of the largest Internet stocks in the Russell 2000 well into the mid-cap sector. The rapid appreciation of these stocks during the six months dramatically increased their market cap and thus their weighting in the index. The two largest "small-cap" stocks within the Russell 2000 illustrate this point quite well: Both CMGI, Inc., and E*TRADE Group, Inc., achieved market-cap peaks of $16.9 billion in April 1999. Because the Russell 2000 is a market-cap weighted index, such highly capitalized Internet stocks skewed the performance of the index as a whole.

Indices are reconstituted regularly to avoid precisely this kind of distortion. Unlike the S&P 500 Index, however, which is rebalanced quarterly, the Russell 2000 is reconstituted annually. In the most recent rebalancing on June 30, 1999, the largest outperforming Internet names were removed because they were no longer small-cap, and the more traditional small-cap profile of the index was restored. The Fund underperformed its benchmark primarily because it remained true to its small cap mandate, and in general avoided the Internet sector.

Q: Why didn't the Fund invest heavily in the Internet sector?

A: The Fund has chosen not to invest in some of the more celebrated Internet names because of their exceedingly high valuations. Using a bottom-up approach to analysis, the Fund seeks to identify small- and micro-cap growth companies that have improving business fundamentals whose growth potential has not been fully recognized by the market. These are typically profitable, growth-oriented companies with proven business models that meet our risk criteria. We believe that the growth potential of many of the Internet companies is already fully reflected in their stock price. We have little doubt that some of these companies will be successful over the long term but we are concerned that their current high valuations carry a comparably high level of risk for our investors.

================================================================================
                             PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

Roger Honour.......................................... Senior Portfolio Manager
Kathryn Peters............................................... Portfolio Manager

================================================================================
                               FUND PERFORMANCE
--------------------------------------------------------------------------------
                         Average annual total returns
                         for the period ended 6/30/99

--------------------------------------------------------------------------------
                                Montgomery U.S.
                             Emerging Growth Fund

Since inception (12/30/94).............................................. 16.80%
One year................................................................ (4.07)%
Three years............................................................. 10.26%

--------------------------------------------------------------------------------
                              Russell 2000 Index

Since 12/30/94.......................................................... 16.00%
One year................................................................  1.50%
Three years............................................................. 11.22%

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                        Growth of a $10,000 Investment

                           [LINE GRAPH APPEARS HERE]

                    Montgomery                         Lipper
                  U.S. Emerging      Russell          Small Cap
         Date      Growth Fund    2000 Index/1/    Funds Average/2/
         ----      -----------    -------------    ---------------
         12/94       $10,000          $10,000           $10,000
         01/95        10,083         9,873.83          9,897.15
         02/95        10,208        10,284.57         10,300.98
         03/95        10,558        10,461.69         10,580.81
         04/95        10,683        10,694.31         10,724.75
         05/95        10,792         10,878.2          10,897.6
         06/95        11,458        11,442.51         11,543.39
         07/95        12,083        12,101.62         12,409.43
         08/95        12,292        12,351.96         12,608.54
         09/95        12,475        12,572.55         12,928.95
         10/95        12,058        12,010.28         12,521.45
         11/95        12,571        12,514.88         13,010.66
         12/95        12,866        12,845.08         13,210.65
         01/96        12,790        12,831.26            13,116
         02/96        13,161        13,231.21         13,652.18
         03/96        13,590        13,500.53         14,005.77
         04/96        14,752        14,222.42         15,049.34
         05/96        15,838        14,782.93         15,668.06
         06/96        15,005         14,175.9         15,047.37
         07/96        13,464        12,937.78         13,737.34
         08/96        14,079        13,688.94         14,570.38
         09/96        14,584        14,223.94          15,324.8
         10/96        14,544        14,004.72         15,005.54
         11/96        14,866        14,581.77         15,455.85
         12/96        15,326        14,963.96         15,659.48
         01/97        16,015        15,262.94         16,045.25
         02/97        15,082        14,892.86         15,331.97
         03/97        14,493        14,190.13         14,532.99
         04/97        14,438        14,229.86         14,445.24
         05/97        16,070        15,812.93         16,159.27
         06/97        17,221         16,490.6         16,991.53
         07/97        18,181        17,257.93         18,033.56
         08/97        19,070        17,652.82         18,343.50
         09/97        20,420        18,944.89         19,724.27
         10/97        19,758        18,112.67         18,837.26
         11/97        19,414        17,995.51         18,567.54
         12/97        19,472        18,310.49         18,709.52
         01/98        19,530        18,021.18         18,380.88
         02/98        21,045        19,353.72         19,802.31
         03/98        21,936        20,151.92         20,705.52
         04/98        21,927        20,262.42         20,852.29
         05/98        21,064        19,172.09         19,651.07
         06/98        20,968        19,212.42         19,838.51
         07/98        19,520         17,657.1         18,395.67
         08/98        16,587        14,228.45         14,667.09
         09/98        17,354        15,341.93         15,559.86
         10/98        18,494        15,967.59         16,200.01
         11/98        19,559        16,804.16         17,251.38
         12/98        21,018        17,844.03         18,548.25
         01/99        19,993           18,081            18,594
         02/99        18,166           16,617            17,086
         03/99        18,257           16,876            17,401
         04/99        19,181           17,388            18,521
         05/99        18,876           18,657            18,875
         06/99        20,114           19,501            20,136

/1/ The Russell 2000 Index is a capitalization-weighted total return index that includes the smallest 2,000 companies within the Russell 3000 Index.

/2/ The Lipper Small Cap Funds Average universe consists of 283 funds.

====================
The Montgomery Funds
--------------------
   U.S. Emerging
    Growth Fund
--------------------
Portfolio Highlights

--------------------------------------------------------------------------------
                               TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                   (as a percentage of total net assets)

Manitowoc Company, Inc. ..................................................  4.5%
Elcor Corporation ........................................................  4.3%
Duane Reade,Inc. .........................................................  3.9%
MICROS Systems, Inc. .....................................................  3.0%
Comverse Technology, Inc. ................................................  2.8%
Metro Networks, Inc. .....................................................  2.7%
Moog, Inc. ...............................................................  2.5%
On Assignment, Inc. ......................................................  2.5%
Bank United Corporation, Class A .........................................  2.2%
Commercial Federal Corporation ...........................................  2.0%

--------------------------------------------------------------------------------
                              TOP FIVE INDUSTRIES
--------------------------------------------------------------------------------
                     (as a percentage of total net assets)

Diversified Commercial Services ..........................................  7.8%
Computer Software ........................................................  6.2%
Construction/Agriculture
 Equipment/Trucks ........................................................  4.5%
Building Products ........................................................  4.3%
Savings and Loan Associations ............................................  4.2%


Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risks of price fluctuations.

While the Fund has been selective, it's important to note that it has not ignored the Internet sector. Many companies within the portfolio are currently leveraging the Internet to promote business growth and development and to provide superior customer service. Catalina Marketing (1.0% of net assets as of 6/30/99) is an example of this type of investment. Catalina is a leading provider of in-store electronic marketing services with proprietary networks that deliver coupons to shoppers at the checkout stand. Catalina has broadened its coupon distribution by giving targeted promotions to consumers via the Internet. The company has one of the leading shopping sites on the Internet as well as an alliance with America Online.

Q: Why is this a good time to be invested in the U.S. Emerging Growth Fund?

A: In second quarter 1999, we began to see evidence of increasing breadth in the U.S. stock market. Not only did small-cap stocks rally, but also an increased number of large-cap companies participated in the ongoing market expansion. While these developments attest to the continuing strength of the U.S. market, they also indicate that investor appetite is expanding beyond the narrow band of large-cap stocks that have received the lion's share of investor attention for some time. The rally in small-caps suggests that the market is reassessing the very high valuations assigned to the large-cap sector and is beginning to address the significant valuation disparities that exist between the asset classes.

Relative to the large-cap market, small-cap stocks are still trading at their lowest levels in several decades. The pricing multiples applied to many of these stocks are not without historic precedent, as they currently are for the growth stocks in the S&P 500. The large-cap companies themselves have begun to recognize the value of smaller-cap stocks and are actively acquiring these lower-priced companies as an inexpensive means of growing revenues and earnings. We believe that this rising awareness of small-cap values will present very real and very promising investment opportunities in the months ahead and that the Montgomery U.S. Emerging Growth Fund is well positioned to take advantage of these developments.

Q: Did the merger with the Montgomery Small Cap Opportunities Fund have any impact on the U.S. Emerging Growth Fund?

A: We are pleased to report that the merger (completed in March 1999) went exceptionally well, and the impact on shareholders of both Funds was minimal. We had decided on our approach to the merger well in advance of the actual consolidation date and had successfully identified all the material investment and operational issues that needed to be addressed. This enabled us to transition smoothly and quickly without any unwelcome distractions from our core investment responsibilities.

                                                            ====================
                                                            The Montgomery Funds
                                                            --------------------
                                                                U.S. Emerging
                                                                 Growth Fund
                                                            --------------------
                                                                 Investments

PORTFOLIO INVESTMENTS

June 30, 1999

Shares                                                            Value (Note 1)
COMMON STOCKS -- 97.3%

Advertising -- 1.8%
   164,000 Snyder Communications, Inc.#+ ......................... $   5,371,000
    23,000 TMP Worldwide, Inc.+ ..................................     1,464,813
                                                                   -------------
                                                                       6,835,813
Aerospace/Defense -- 2.5%
   280,000 Moog, Inc., Class A+ ..................................     9,625,000

Apparel -- 0.4%
   89,250 Cutter & Buck, Inc.+ ...................................     1,489,359

Broadcasting -- 2.7%
   191,000 Metro Networks, Inc.+ .................................    10,182,687

Building Products -- 4.3%
   373,000 Elcor Corporation .....................................    16,295,437

Clothing/Shoe/Accessory Stores -- 3.2%
    90,000 AnnTaylor Stores Corporation+ .........................     4,050,000
   140,000 Men's Wearhouse, Inc. (The) ...........................     3,596,250
   126,000 Talbots, Inc. .........................................     4,803,750
                                                                   -------------
                                                                      12,450,000
Computer Communications -- 1.2%
    31,200 Juniper Networks, Inc.+ ...............................     4,653,675

Computer Software -- 6.2%
   193,100 Genesys Telecomm Laboratories, Inc.+ ..................     4,821,466
    88,400 Macromedia, Inc.+ .....................................     3,140,962
   336,000 MICROS Systems, Inc.+ .................................    11,466,000
    75,500 Synopsys, Inc.+ .......................................     4,164,297
                                                                   -------------
                                                                      23,592,725
Construction/Agriculture Equipment/Trucks -- 4.5%
   410,000 Manitowoc Company, Inc. ...............................    17,066,250

Containers/Packaging -- 1.1%
   137,000 AptarGroup, Inc. ......................................     4,110,000

Contract Drilling -- 1.0%
   400,000 R&B Falcon Corporation+ ...............................     3,750,000

Diversified Commercial Services -- 7.8%
   120,000 Administaff, Inc.+ ....................................     1,920,000
   121,800 Bell & Howell Company+ ................................     4,605,563
    41,000 Catalina Marketing Corporation+ .......................     3,772,000
   640,087 HA-LO Industries, Inc.+ ...............................     6,320,859
   123,000 MAXIMUS, Inc.+ ........................................     3,536,250
   368,000 On Assignment, Inc.+ ..................................     9,591,000
                                                                   -------------
                                                                      29,745,672
Diversified Financial Services -- 1.4%
   183,000 Stancorp Financial Group, Inc.+ .......................     5,490,000

Drug Store Chains -- 3.9%
   490,000 Duane Reade, Inc.#+ ...................................    15,006,250

EDP Services -- 1.4%
   218,200 Acxiom Corporation+ ...................................     5,448,181

Electrical Products -- 1.4%
   150,000 Raychem Corporation ...................................     5,550,000

Electronic Components -- 3.4%
    12,500 Optical Coating Laboratories, Inc. ....................     1,044,922
   240,000 Plexus Corporation+ ...................................     7,155,000
    64,000 Sanmina Corporation+ ..................................     4,856,000
                                                                   -------------
                                                                      13,055,922
Engineering and Construction -- 1.8%
   232,000 Granite Construction, Inc. ............................     6,800,500

Environmental Services -- 3.5%
   181,500 Casella Waste Systems, Inc., Class A#+ ................     4,696,312
   200,700 Republic Services, Inc., Class A+ .....................     4,967,325
   217,150 TETRA Technologies, Inc.+ .............................     3,610,119
                                                                   -------------
                                                                      13,273,756
Farming/Seeds/Milling -- 1.0%
   253,400 Seminis, Inc.+ ........................................     3,808,931

Finance -- 1.4%
   111,992 Radian Group, Inc. ....................................     5,466,610

Food Distributors -- 1.0%
   343,300 Fleming Companies, Inc. ...............................     3,990,863

Homebuilding -- 2.2%
   225,000 Champion Enterprises, Inc.+ ...........................     4,190,625
   165,000 Kaufman & Broad Home Corporation ......................     4,104,375
                                                                   -------------
                                                                       8,295,000
Industrial Machinery/Components -- 1.8%
   255,000 Applied Power, Inc., Class A ..........................     6,964,688

Investment Bankers/Brokers/Services -- 1.2%
   173,000 Waddell & Reed Financial, Inc., Class A ...............     4,746,688

Major Banks -- 1.2%
    67,000 Republic New York Corporation .........................     4,568,563

Major Pharmaceuticals -- 1.9%
   510,000 Catalytica, Inc.+ .....................................     7,124,062

Managed Health Care -- 1.0%
   243,500 Oxford Health Plans, Inc.+ ............................     3,781,859

Medical Specialties -- 0.7%
   129,600 Cerus Corporation+ ....................................     2,867,400

Newspapers -- 0.9%
   290,000 Hollinger International Inc. ..........................     3,443,750

Office/Plant Automation -- 1.9%
   164,950 Kronos, Inc.+ .........................................     7,350,584

Oil and Gas Production -- 0.6%
   330,000 Belco Oil & Gas Corporation+ ..........................     2,289,375

Oilfield Services/Equipment -- 0.8%
   290,000 Varco International, Inc.+ ............................     3,171,875

The accompanying notes are an integral part of these financial statements.

====================
The Montgomery Funds
--------------------
   U.S. Emerging
    Growth Fund
--------------------
    Investments

Shares                                                            Value (Note 1)
COMMON STOCKS -- continued

Other Consumer Services -- 2.4%
  200,000 Education Management Corporation+ ......................  $ 4,143,750
  257,000 Regis Corporation ......................................    4,923,156
                                                                    -----------
                                                                      9,066,906
Other Specialty Stores -- 1.5%
   135,000 Linens 'N Things, Inc.+ ...............................    5,906,250

Other Telephone/Communication -- 1.4%
   125,000 Esat Telecom Group PLC, ADR+ ..........................    5,468,750

Package Goods/Cosmetics -- 1.9%
   457,800 Playtex Products, Inc.+ ...............................    7,124,512

Paper -- 3.3%
   155,000 Mead Corporation ......................................    6,471,250
   136,000 Willamette Industries, Inc. ...........................    6,264,500
                                                                    -----------
                                                                     12,735,750
Restaurants -- 2.5%
   130,000 CEC Entertainment, Inc.+ ..............................    5,492,500
   225,000 Consolidated Products, Inc.+ ..........................    4,050,000
                                                                    -----------
                                                                      9,542,500
Retail Department Stores -- 1.1%
    91,000 Ames Department Stores, Inc.+ .........................    4,151,875

Savings and Loan Associations -- 4.2%
   205,000 Bank United Corporation, Class A ......................    8,232,031
   335,000 Commercial Federal Corporation ........................    7,767,813
                                                                    -----------
                                                                     15,999,844
Specialty Foods/Candy -- 2.0%
   185,000 Celestial Seasonings, Inc.+ ...........................    3,931,250
    90,000 Suiza Foods Corporation+ ..............................    3,768,750
                                                                    -----------
                                                                      7,700,000
Telecommunications Equipment -- 4.2%
   121,100 Carrier Access Corporation #+ .........................    5,301,910
   141,525 Comverse Technology, Inc.+ ............................   10,676,292
                                                                    -----------
                                                                     15,978,202
Trucking -- 1.7%
   292,750 Swift Transportation Company, Inc.+ ...................    6,431,352

TOTAL COMMON STOCKS
(Cost $262,662,738) ..............................................  372,397,416
                                                                    -----------

Principal Amount                                                  Value (Note 1)

REPURCHASE AGREEMENTS -- 3.4%
$ 12,813,000 Agreement with Prudential Securities,
             Tri-Party, 5.100% dated 06/30/99,
             to be repurchased at $12,814,790 on
             07/01/99, collateralized by
             $13,069,280 market value of U.S.
             government and mortgage-backed
             securities, having various maturities
             and interest rates
             (Cost $12,813,000) ..................................  $12,813,000
                                                                    -----------

TOTAL INVESTMENTS -- 100.7%
(Cost $275,475,738*) .............................................  385,210,416

OTHER ASSETS AND LIABILITIES -- (0.7)%
(Net) ............................................................   (2,727,906)
                                                                    -----------

NET ASSETS-- 100.0% .............................................. $382,482,510
                                                                    ===========

*  Aggregate cost for federal tax purposes $275,704,663.
# All or a portion of this security is on loan at June 30, 1999 (see Note 4 to Financial Statements).
+  Non-income-producing security.


Abbreviations
ADR    American Depositary Receipt





The accompanying notes are an integral part of these financial statements.

                                                            ====================
                                                            The Montgomery Funds
                                                            --------------------
                                                               Small Cap Fund
                                                            --------------------
                                                            Portfolio Highlights


INVESTMENT REVIEW

Q: How did the Fund perform for the year ended June 30, 1999?

A: In spite of a very strong finish to the year, the Fund underperformed its benchmark, the Russell 2000 Index, for the financial year, returning -4.1% versus a return for the index of 1.5%.

Q: What factors affected performance most over the period?

A: The Fund's performance was badly affected by the extreme volatility of the U.S. market from August through September 1998. In fact, all of the Fund's underperformance occurred during these months. Small-cap stocks were sold off disproportionately to larger-cap issues, as investors signaled their preference for more-liquid, brand-name stocks that were perceived to be less risky. In addition, as a result of our individual stock selections, the Fund was overweighted in sectors such as telecommunications and consumer services, which fared even worse than the average small-cap stock.

As the market recovered, however, and especially as these small-caps returned to favor in the latter part of the financial year, our positions in these same sectors were major contributors to the Fund's outperformance. As a result of the inclusion of fundamentally strong telecommunications and consumer services companies, and also of our holdings in biotech and select technology stocks, the Fund regained performance and actually outperformed relative to the benchmark in the final quarter.

Q: Were there any changes in the Fund's strategy resulting from the changing market environment?

A: No. We continue to be fundamental investors, basing our investment decisions on bottom-up stock selection rather than sector or macroeconomic criteria. Although minor adjustments were made to the Fund's positioning following the challenging market correction at the beginning of the financial year, they were based on our individual stock analysis rather than due to sector considerations.

On the whole we remained pleased with our stock selections throughout the year. We were very encouraged by the earnings of the companies in the Fund's portfolio, even though these did not necessarily translate into higher valuations. For most of the year, 87% of the companies in our portfolio reported earnings in line with or exceeding expectations. We believe that this illustrates the fact that the underperformance of the small-cap sector during much of the year was due to sentiment rather than earnings related. This has been borne out by the recovery in the small-cap sector since the world economy has begun to improve, making investors less risk averse and more willing to add attractively valued yet less-liquid companies to their portfolios.

Q: Do you believe that small-cap stocks can sustain their current momentum?

A: We believe that the broader participation in this quarter's strong performance is a leading indicator of a more sustained interest in small-cap stocks. But as we look at the current conditions in the financial markets, we also believe that there are a number of compelling reasons why the small-cap sector may continue its outperformance.

================================================================================
                             PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

Stuart Roberts..........................................Senior Portfolio Manager
Brad Kidwell.................................................. Portfolio Manager
Cam Philpott, CFA............................................. Portfolio Manager

================================================================================
                               FUND PERFORMANCE
--------------------------------------------------------------------------------
                         Average annual total returns
                         for the period ended 6/30/99
--------------------------------------------------------------------------------
                           Montgomery Small Cap Fund

Since inception (7/13/90).............................................. 17.72%
One year............................................................... (4.14)%
Five years............................................................. 16.12%

================================================================================
                              Russell 2000 Index
--------------------------------------------------------------------------------

Since 7/13/90.......................................................... 13.45%
One year...............................................................  1.50%
Five years............................................................. 15.40%

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

                        Growth of a $10,000 Investment

                           [LINE GRAPH APPEARS HERE]

                                                  Lipper
                    Montgomery    Russell     Small Cap Funds
         Date    Small Cap Fund 2000 Index/1/    Average/2/
         ----    -------------- ------------  ----------------
         07/90       $10,000    $10,000.00     $10,000.00
         07/90         9,539      9,560.16       9,641.42
         08/90         8,569      8,286.94       8,439.82
         09/90         7,853      7,553.63       7,742.45
         10/90         7,552      7,092.49       7,443.32
         11/90         8,154      7,633.29       8,026.90
         12/90         8,820      7,936.16       8,463.57
         01/91        10,055      8,653.86       9,184.70
         02/91        11,319      9,618.89       9,972.39
         03/91        12,310     10,295.95      10,596.61
         04/91        12,083     10,270.05      10,536.60
         05/91        12,979     10,759.57      11,016.92
         06/91        12,489     10,132.54      10,443.59
         07/91        13,764     10,488.11      11,045.01
         08/91        14,917     10,876.32      11,518.31
         09/91        15,371     10,961.48      11,585.41
         10/91        16,384     11,251.40      11,962.56
         11/91        15,313     10,731.00      11,484.61
         12/91        17,529     11,590.29      12,788.01
         01/92        18,607     12,529.41      13,399.23
         02/92        18,370     12,894.91      13,649.10
         03/92        17,541     12,458.44      13,099.81
         04/92        16,602     12,021.97      12,534.65
         05/92        16,577     12,181.83      12,531.98
         06/92        15,947     11,605.72      11,982.81
         07/92        16,379     12,009.55      12,396.83
         08/92        15,749     11,670.66      12,140.31
         09/92        16,231     11,939.82      12,419.48
         10/92        16,787     12,319.34      12,925.47
         11/92        18,740     13,262.01      13,943.17
         12/92        19,210     13,724.03      14,408.70
         01/93        19,495     14,188.54      14,715.40
         02/93        18,555     13,860.83      14,165.26
         03/93        19,396     14,310.61      14,665.39
         04/93        18,876     13,917.79      14,193.30
         05/93        20,323     14,533.64      14,963.88
         06/93        20,805     14,624.30      15,069.49
         07/93        20,941     14,826.22      15,174.65
         08/93        22,393     15,466.73      15,938.14
         09/93        23,432     15,903.20      16,480.58
         10/93        24,369     16,312.53      16,723.13
         11/93        22,624     15,775.63      16,164.30
         12/93        23,881     16,315.01      16,842.15
         01/94        24,651     16,826.54      17,262.00
         02/94        24,313     16,765.68      17,250.53
         03/94        22,800     15,880.49      16,331.11
         04/94        22,800     15,974.85      16,360.59
         05/94        21,651     15,795.50      16,064.01
         06/94        20,475     15,259.14      15,493.85
         07/94        21,097     15,509.84      15,745.40
         08/94        23,002     16,374.09      16,691.21
         09/94        22,718     16,319.27      16,798.53
         10/94        22,489     16,254.86      17,044.23
         11/94        21,475     15,598.38      16,431.69
         12/94        21,503     16,017.46      16,759.27
         01/95        21,475     15,815.37      16,609.11
         02/95        22,236     16,473.28      17,284.34
         03/95        22,811     16,756.98      17,753.82
         04/95        22,768     17,129.58      17,979.90
         05/95        23,214     17,424.11      18,255.44
         06/95        24,594     18,328.00      19,370.53
         07/95        26,130     19,383.73      20,835.37
         08/95        27,310     19,784.71      21,183.61
         09/95        27,828     20,130.04      21,747.49
         10/95        26,405     19,237.42      21,103.65
         11/95        27,276     20,045.66      21,879.87
         12/95        29,056     20,574.55      22,151.08
         01/96        29,008     20,552.43      21,952.65
         02/96        30,137     21,193.05      22,848.63
         03/96        31,519     21,624.43      23,355.13
         04/96        33,459     22,780.71      25,102.94
         05/96        35,382     23,678.51      26,121.58
         06/96        34,253     22,706.21      25,100.60
         07/96        31,837     20,723.04      22,825.14
         08/96        33,045     21,926.21      24,213.18
         09/96        34,794     22,783.10      25,510.31
         10/96        34,036     22,432.01      24,905.65
         11/96        34,929     23,356.30      25,599.83
         12/96        34,487     23,968.46      25,933.69
         01/97        35,143     24,447.35      26,634.98
         02/97        33,138     23,854.59      25,472.38
         03/97        30,457     22,729.98      24,116.36
         04/97        29,708     22,792.63      23,961.16
         05/97        34,318     25,328.30      26,753.33
         06/97        36,586     26,413.75      28,101.34
         07/97        38,629     27,642.82      29,801.37
         08/97        38,873     28,275.34      30,263.36
         09/97        42,903     30,344.91      32,533.99
         10/97        41,628     29,011.89      31,107.44
         11/97        41,347     28,824.24      30,710.95
         12/97        42,716     29,328.76      30,987.69
         01/98        40,759     28,865.35      30,506.58
         02/98        45,195     30,999.74      32,819.12
         03/98        47,740     32,278.26      34,339.46
         04/98        47,175     32,456.85      34,567.10
         05/98        43,847     30,708.82      32,667.84
         06/98        45,087     30,773.43      33,140.41
         07/98        41,085     28,282.20      30,870.01
         08/98        29,971     22,790.36      24,724.36
         09/98        30,493     24,573.88      26,225.65
         10/98        32,472     25,576.02      27,357.18
         11/98        35,495     26,916.00      29,132.33
         12/98        39,330     28,581.61      31,464.29
         01/99        39,566     28,962.00      31,543.00
         02/99        36,148     26,616.00      28,985.00
         03/99        36,879     27,031.00      29,518.00
         04/99        39,228     29,454.00      31,419.00
         05/99        39,463     29,884.00      32,019.00
         06/99        43,220     31,235.00      34,158.00

/1/ The Russell 2000 Index is a capitalization-weighted total return index that includes the smallest 2,000 companies within the Russell 3000 Index. Fund performance presented is for Class R shares.

/2/ The Lipper Small Cap Funds Average universe consists of 80 funds.

====================
The Montgomery Funds
--------------------
   Small Cap Fund
--------------------
Portfolio Highlights


================================================================================
                               TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                   (as a percentage of total net assets)

Echostar Communications, Class A .........................................  7.3%
Smithfield Foods, Inc. ...................................................  4.0%
AT&T Corporation Liberty Media,
Class A ..................................................................  4.0%
USA Networks, Inc. .......................................................  3.8%
ICG Communications, Inc. .................................................  3.2%
Winstar Communications, Inc. .............................................  2.9%
SFX Entertainment, Inc. ..................................................  2.8%
Conexant Systems, Inc. ...................................................  2.8%
Gilead Sciences, Inc. ....................................................  2.6%
Canandaigua Wine Company, Inc.,
Class A ..................................................................  2.5%

================================================================================
                             TOP FIVE INDUSTRIES
--------------------------------------------------------------------------------
                    (as a percentage of total net assets)

Other Telephone/Communication ............................................ 10.4%
Media Conglomerates ....................................................... 7.8%
Cable Television .........................................................  7.6%
Biotechnology ............................................................  6.9%
EDP Services .............................................................  6.2%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risks of price fluctuations.

First, investors seem comfortable with the larger, global macroeconomic issues that have dominated investor psychology for the past 12 to 18 months. In addition, the interest rate environment appears stable following the Federal Reserve's last Federal Open Market Committee meeting. With stable macro elements, we expect that investors will focus on specific company fundamentals. We believe that the higher-growth, lower-valuation companies in our portfolio will continue to attract investors' attention.

Second, at the end of the financial year, the Dow Jones Industrial Average, the S&P 500 and the NASDAQ Composite Indices were all trading near their historic highs, while the Russell 2000 was approximately 7% below its April 1998 peak. We believe that this disparity represents an opportunity for investors in small-caps.

Finally, because of changes to accounting rules, we believe that large companies seeking to bolster slowing growth rates will accelerate their pace of acquisition of smaller companies.

Q: What do you currently consider the most interesting opportunities for small-cap investors?

A: We are very excited by the opportunities in the small-cap sector. There remains a wide valuation disparity between small-cap and large-cap stocks, even though we believe that the fundamentals of many small-caps are very strong and offer good earnings versus their overvalued large-cap peers. What's more, in spite of the recent appreciation in some small-cap stocks, we believe it is possible to find value in many different sectors.

Applying our stock selection criteria, we have recently identified a number of additions to the portfolio. These operate in such different areas as retail and financial services. The features they have in common are that we expect them all to enjoy positive business momentum, and they are all attractively valued relative to both their potential earnings growth and their large-cap peers.

                                                            ====================
                                                            The Montgomery Funds
                                                            --------------------
                                                               Small Cap Fund
                                                            --------------------
                                                                 Investments


PORTFOLIO INVESTMENTS

June 30, 1999

Shares                                                            Value (Note 1)
COMMON STOCKS -- 91.0%

Advertising -- 0.3%
   12,000 Snyder Communications, Inc.#+ ........................... $    393,000

Alcoholic Beverages -- 2.5%
   64,000 Canandaigua Wine Company, Inc., Class A+ ................    3,354,000

Biotechnology -- 6.9%
   36,000 Alkermes, Inc.+ .........................................      828,000
   68,000 Gilead Sciences, Inc.+ ..................................    3,548,750
   32,000 IDEC Pharmaceuticals Corporation+ .......................    2,465,000
   36,000 Medimmune, Inc.+ ........................................    2,444,625
                                                                    ------------
                                                                       9,286,375
Cable Television -- 7.6%
   64,000 Echostar Communications, Class A#+ ......................    9,822,000
    8,600 Pegasus Communications Corporation+ .....................      338,894
                                                                    ------------
                                                                      10,160,894
Computer Communications -- 1.5%
   24,000 Applied Micro Circuits Corporation+ .....................    1,993,500

Computer Software -- 0.2%
   23,000 Avant! Corporation+ .....................................      289,656

Department Chains -- 1.0%
   30,000 Ames Department Stores, Inc.+ ...........................    1,366,875

Diversified Commercial Services -- 1.2%
   66,100 Nova Corporation (Georgia)+ .............................    1,652,500

Diversified Financial Services -- 1.1%
   48,000 Stancorp Financial Group, Inc.+ .........................    1,440,000

EDP Services -- 6.2%
  110,400 CSG Systems International, Inc.+ ........................    2,894,550
   16,000 DST Systems, Inc.+ ......................................    1,006,000
   56,000 National Data Corporation ...............................    2,394,000
   34,000 The BISYS Group, Inc.+ ..................................    1,990,062
                                                                    ------------
                                                                       8,284,612
Electronic Components -- 2.3%
   28,000 Flextronics International, Ltd.+ ........................    1,547,875
   21,000 RF Micro Devices, Inc.+ .................................    1,567,781
                                                                    ------------
                                                                       3,115,656
Electronic Production Equipment -- 3.3%
   32,000 Advanced Energy Industries, Inc.+ .......................    1,297,000
   44,300 Kulicke & Soffa Industries, Inc.+ .......................    1,180,872
   57,600 MKS Instruments, Inc.+ ..................................    1,074,600
   24,000 PRI Automation, Inc.+ ...................................      873,000
                                                                    ------------
                                                                       4,425,472
Finance Companies -- 4.7%
  200,000 AmeriCredit Corporation+ ................................    3,200,000
   40,000 Heller Financial, Inc. ..................................    1,112,500
   40,000 Radian Group, Inc. ......................................    1,952,500
                                                                    ------------
                                                                       6,265,000

Food Chains -- 1.0%
   28,000 Whole Foods Market, Inc.#+ $ ............................    1,344,875

Home Furnishings -- 1.2%
   40,350 Ethan Allen Interiors, Inc. .............................    1,523,213

Homebuilding -- 2.2%
  160,000 Champion Enterprises, Inc.+ .............................    2,980,000

Insurance Brokers/Services -- 1.8%
   36,000 E. W. Blanch Holdings, Inc. .............................    2,454,750

Internet Services -- 0.2%
    6,400 Intermedia Communications, Inc. .........................      181,200

Investment Managers -- 1.1%
   48,000 Affiliated Managers Group, Inc.+ ........................    1,449,000

Life Insurance -- 0.5%
   30,000 Annuity and Life Re (Holdings), Ltd. ....................      674,063

Major Banks -- 0.4%
   16,000 Unionbancal Corporation .................................      578,000

Managed Health Care -- 1.7%
   62,600 Trigon Healthcare, Inc.+ ................................    2,277,075

Meat/Poultry/Fish -- 4.0%
  160,000 Smithfield Foods, Inc.+ .................................    5,325,000

Media Conglomerates -- 7.8%
  144,000 AT&T Corporation Liberty Media,

Class A+ ..........................................................    5,292,000
  128,000 USA Networks, Inc.+ .....................................    5,132,000
                                                                    ------------
                                                                      10,424,000
Medical Specialties -- 0.9%
   64,000 Steris Corporation+ .....................................    1,240,000

Medical/Dental Distributors -- 1.5%
   80,000 Amerisource Health Corporation, Class A+ ................    2,040,000

Movies/Entertainment -- 3.4%
   56,000 SFX Entertainment, Inc.+ ................................    3,724,000
   23,400 TCI Music, Inc., Class A+ ...............................      829,237
                                                                    ------------
                                                                       4,553,237
Oilfield Services/Equipment -- 0.7%
   64,000 Petroleum Geo-Services, ADR+ ............................      952,000

Other Specialty Stores -- 3.5%
   36,000 Linens 'N Things, Inc.+ .................................    1,575,000
  116,900 Rent-A-Center, Inc.+ ....................................    2,801,947
   24,100 Trans World Entertainment Corporation+ ..................      269,619
                                                                    ------------
                                                                       4,646,566
Other Telephone/Communication -- 10.4%
  200,000 ICG Communications, Inc.+ ...............................    4,256,250
   52,000 McLeod USA, Inc.+ .......................................    2,856,750
   52,000 Viatel, Inc.+ ...........................................    2,912,000
   80,000 Winstar Communications, Inc.+ ...........................    3,902,500
                                                                    ------------
                                                                      13,927,500

The accompanying notes are an integral part of these financial statements.

====================
The Montgomery Funds
--------------------
   Small Cap Fund
--------------------
    Investments


Shares Value                                                            (Note 1)
COMMON STOCKS -- continued

Rental/Leasing Companies -- 0.6%
        32,800 Rent-Way, Inc.+ .................................  $     807,700

Restaurants -- 0.8%
        40,000 Brinker International, Inc.+ ....................      1,087,500

Savings and Loan Associations -- 2.6%
        45,700 Bank United Corporation, Class A ................      1,835,141
        72,000 Commercial Federal Corporation ..................      1,669,500
                                                                    -----------
                                                                      3,504,641
Semiconductors -- 2.8%
        64,000 Conexant Systems, Inc.+ .........................      3,714,000

Telecommunications Equipment -- 3.1%
        72,000 Commscope, Inc.+ ................................      2,214,000
        16,000 Gilat Satellite Networks Ltd.+ ..................        841,000
        23,000 L-3 Communications Corporation+ .................      1,111,187
                                                                    -----------
                                                                      4,166,187

TOTAL COMMON STOCKS
(Cost $81,025,880) .............................................    121,878,047
                                                                    -----------
Principal Amount
REPURCHASE AGREEMENTS -- 12.4%
$16,578,000    Agreement with Paine Webber Group,
               Tri-Party, 5.050% dated 06/30/99, to be
               repurchased at $16,580,294 on 07/01/99,
               collateralized by $16,610,962 market
               value of U.S. government and mortgage-
               backed securities, having various
               maturities and interest rates
               (Cost $16,578,000)                                    16,578,000
                                                                    -----------

TOTAL INVESTMENTS -- 103.4%
(Cost $97,603,880*) ............................................    138,456,047

OTHER ASSETS AND LIABILITIES -- (3.4)%
(Net) ..........................................................     (4,526,827)
                                                                    -----------

NET ASSETS -- 100.0% ...........................................  $ 133,929,220
                                                                    ===========

*  Aggregate cost for federal tax purposes $97,603,880.
# All or a portion of this security is on loan at June 30, 1999 (see note 4 to Financial Statements).
+  Non-income-producing security.

Abbreviations
ADR    American Depositary Receipt


  The accompanying notes are an integral part of these financial statements.

                                                           ====================
                                                           The Montgomery Funds
                                                           --------------------
                                                            Equity Income Fund
                                                           --------------------
                                                           Portfolio Highlights


INVESTMENT REVIEW

Q: How did the Fund perform in the 12 months ended June 30, 1999?

A: The Fund provided a 15.1% total return during the period, compared with 22.7% for the S&P 500 Index. The portfolio performed best relative to the S&P 500 in the most recent quarter, when it returned 8.1% against the S&P 500's return of 7.0%. Our broad market focus is paying off now that the market appears to be normalizing. We continue to invest in what we believe are higher-quality blue chip companies that may perform well over the long term in most market environments, providing consistent and stable returns.

Q: What factors most affected relative performance over the period?

A: The major factor affecting relative Fund performance over the period was the extremely narrow performance of the S&P 500 Index. Until the second quarter of 1999, the strongest performance was concentrated in the 50 largest companies in the index, only a few of which met our stock selection criteria, primarily due to their high valuations and low dividend yields. Fortunately, the market is beginning to broaden. For the second quarter, we found that the 50 largest companies in the S&P 500, which represent 56% of the index, returned only 4.0%. The remaining 450 companies, representing 44% of the index, returned 10.2%.

On the positive side, Fund performance was helped by its commodities exposure, especially energy and paper stocks. Also, though we are still underweighted relative to the market, as a result of our stock selection process we have increased our technology exposure, which to date has paid off nicely.

Q: Were there any changes in Fund strategy to reflect the prevailing investment environment?

A: The Fund's objective is to generate income as well as capital appreciation. Due to the inherent income component, our investment guideline has been to select stocks with a relative yield at least 40% greater than that of the S&P
500. Because this investment guideline limited our exposure to technology and health care, we changed our policy slightly. We now allow up to 20% of the Fund to be invested in stocks that are attractive relative to their historic yield, if not relative to the benchmark index. There are a number of good companies that possess the characteristics and valuations desired by the Fund but that also have a lower dividend yield. This change increased the size of our universe, so we were able to take a meaningful position in technology, adding Hewlett-Packard (3.4% of net assets as of 6/30/99), Electronic Data Systems (2.1% of net assets as of 6/30/99) and Autodesk (1.4% of net assets as of 6/30/99).

Q: Which of the Fund's holdings did especially well during the period?

A: Hewlett-Packard is one stock we're very excited about. It was the first company added to the Fund under the guideline change. Hewlett-Packard is a leading computer

================================================================================
                             PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

William King, CFA ............................................ Portfolio Manager


================================================================================
                               FUND PERFORMANCE
--------------------------------------------------------------------------------
                         Average annual total returns
                         for the period ended 6/30/99

--------------------------------------------------------------------------------
                         Montgomery Equity Income Fund

Since inception (9/30/94)................................................ 20.13%
One year................................................................. 15.06%
Three years.............................................................. 18.87%

--------------------------------------------------------------------------------
                                S&P 500 Index

Since 9/30/94........................................................... 28.22%
One year................................................................ 22.74%
Three years............................................................. 29.07%
--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

                                                             Lipper Equity
                           Montgomery                         Income Funds
          Date           Equity Income    S&P 500 Index/1/       Average
          -----          -------------    ----------------   -------------
           9/94              10,000           10,000.00        10,000.00
          10/94              10,083           10,228.70        10,061.03
          11/94               9,825            9,853.20         9,687.36
          12/94               9,907            9,997.16         9,764.84
           1/95              10,336           10,257.09         9,954.51
           2/95              10,597           10,655.06        10,286.68
           3/95              10,824           10,970.56        10,533.98
           4/95              11,028           11,292.21        10,779.82
           5/95              11,392           11,738.48        11,108.59
           6/95              11,426           12,014.57        11,238.70
           7/95              11,562           12,415.14        11,535.35
           8/95              11,742           12,448.91        11,652.72
           9/95              12,280           12,971.64        12,037.71
          10/95              12,280           12,925.85        11,920.92
          11/95              12,899           13,494.84        12,452.72
          12/95              13,392           13,744.36        12,766.42
           1/96              13,610           14,217.72        13,074.35
           2/96              13,705           14,354.35        13,184.18
           3/96              13,784           14,491.86        13,356.10
           4/96              13,828           14,705.33        13,495.62
           5/96              14,065           15,084.29        13,703.55
           6/96              14,232           15,145.53        13,732.34
           7/96              13,834           14,471.10        13,252.77
           8/96              14,108           14,778.46        13,599.74
           9/96              14,639           15,609.16        14,117.15
          10/96              15,126           16,036.38        14,443.57
          11/96              16,028           17,253.71        15,250.80
          12/96              15,848           16,916.05        15,170.61
           1/97              16,174           17,966.20        15,719.63
           2/97              16,668           18,110.29        15,921.18
           3/97              16,232           17,357.08        15,445.67
           4/97              16,511           18,392.60        15,907.56
           5/97              17,356           19,521.54        16,817.03
           6/97              17,935           20,379.90        17,441.98
           7/97              18,936           21,998.07        18,557.43
           8/97              18,285           20,778.94        17,994.26
           9/97              19,148           21,912.01        18,881.09
          10/97              18,412           21,190.89        18,306.90
          11/97              19,430           22,162.91        18,879.01
          12/97              19,984           22,537.47        19,334.30
           1/98              19,827           22,792.59        19,303.94
           2/98              20,783           24,430.47        20,390.12
           3/98              21,711           25,684.48        21,331.57
           4/98              21,248           25,950.57        21,331.37
           5/98              20,819           25,499.29        21,001.95
           6/98              20,774           26,535.07        21,143.49
           7/98              20,126           26,253.01        20,526.97
           8/98              18,409           22,463.12        17,983.66
           9/98              19,623           23,917.83        18,937.59
          10/98              21,087           25,853.98        20,038.18
          11/98              21,796           27,421.51        20,902.12
          12/98              22,130           29,017.17        21,453.60
           1/99              21,979           30,211.51        21,394.00
           2/99              21,654           29,273.14        20,945.00
           3/99              22,115           30,449.05        21,410.00
           4/99              23,794           31,608.55        22,923.00
           5/99              23,018           30,877.76        22,692.00
           6/99              23,902           32,565.54        23,388.00


/1/ The Standard & Poor's 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets.

/2/ The Lipper Equity Income Funds Average universe consists of 113 funds.

====================
The Montgomery Funds
--------------------
 Equity Income Fund
--------------------
Portfolio Highlights

================================================================================
                               TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                   (as a percentage of total net assets)

Ameritech Corporation ....................................................  3.8%
Halliburton Company ......................................................  3.5%
American General Corporation .............................................  3.5%
Bank of America Corporation ..............................................  3.4%
Hewlett-Packard Company ..................................................  3.4%
Marsh &McLennan Companies ................................................  3.3%
McGraw-Hill Companies, Inc. ..............................................  3.2%
Kimberly-Clark Corporation ...............................................  3.2%
Pharmacia & Upjohn, Inc. .................................................  3.2%
Household International, Inc. ............................................  3.0%

================================================================================
                             TOP FIVE INDUSTRIES
--------------------------------------------------------------------------------
                    (as a percentage of total net assets)

Major Pharmaceuticals ...................................................  8.1%
Major U.S. Telecommunications ...........................................  8.1%
Major Banks .............................................................  7.1%
Paper ...................................................................  5.8%
Oilfield Services/Equipment .............................................  5.3%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.


company with new products for the Internet, but in recent years its growth had slowed considerably. Management indicated that they were interested in making changes to increase growth. Shortly after we added the position, the company announced that it was making positive management changes and spinning off its medical division.

Q: Were there any disappointments?

A: Obvious disappointments are the narrow performance of the market and the excessive valuation accorded to certain sectors, which made stock selection particularly difficult. One action we took was the modification to guidelines discussed earlier. We also diligently continue our research so that we can react quickly as opportunities present themselves.

Q: How are you positioning the Equity Income Fund for next year?

A: We're selling stocks that reach their price targets or are underperforming, and switching into stocks that we expect to have greater capital appreciation. For example, we sold our position in Weyerhaeuser when it reached its price target, and added positions in Bowater (0.9% of net assets as of 6/30/99) and Westvaco (1.0% of net assets as of 6/30/99). This keeps us exposed to the paper and forest products sector while increasing our expected return. Another switch we've made is to significantly lower our utility holdings and to emphasize gas utilities, which we believe have higher return potential.

We continue to monitor technology for attractive candidates. Much of the excess valuation in the market is concentrated in that sector. We find that we have to wait and watch this group to identify a company that moves down into our buy range. One benefit of all the market volatility is that this does happen, and we are prepared to act quickly.

The Fund is also well positioned in oil services, owning Halliburton (3.5% of net assets as of 6/30/99) and Baker Hughes (1.8% of net assets as of 6/30/99). In addition, the Fund has excellent exposure in telecommunications, with holdings in Ameritech (3.8% of net assets as of 6/30/99), Bell Atlantic (2.5% of net assets as of 6/30/99) and GTE (1.8% of net assets as of 6/30/99). These holdings have performed especially well in the past two quarters, and the outlook is still very favorable. We believe that a broadening market should continue to prove more favorable to Fund performance going forward.

                                                            ====================
                                                            The Montgomery Funds
                                                            --------------------
                                                             Equity Income Fund
                                                            --------------------
                                                                Investments


PORTFOLIO INVESTMENTS

June 30, 1999

Shares                                                           Value (Note 1)
COMMON STOCKS -- 96.7%
Alcoholic Beverages -- 2.2%
     9,500 Anheuser-Busch Companies, Inc. ........................ $    673,906

Apparel -- 2.0%
    14,000 VF Corporation ........................................      598,500

Books/Magazines -- 0.9%
     5,000 Harcourt General, Inc. ................................      257,813

Building Products -- 2.8%
    29,000 Masco Corporation .....................................      837,375

Computer Software -- 1.4%
    14,000 Autodesk, Inc. ........................................      414,313

Department Chains -- 2.7%
    19,500 May Department Stores Company .........................      797,062

Diversified Electronic Products -- 3.4%
    10,000 Hewlett-Packard Company ...............................    1,005,000

Diversified Financial Services -- 1.7%
    11,000 Citigroup, Inc. .......................................      522,500

Diversified Manufacture -- 1.8%
     4,700 Honeywell, Inc. .......................................      544,613

EDP Services -- 2.1%
    11,000 Electronic Data Systems Corporation ...................      622,188

Electric Utilities: South -- 0.7%
     5,000 Texas Utilities Company ...............................      206,250

Finance Companies -- 3.0%
    19,000 Household International, Inc. .........................      900,125

Financial Publishing/Services -- 3.2%
    18,000 McGraw-Hill Companies, Inc. ...........................      970,875

Food Chains -- 2.4%
    14,000 Albertsons, Inc. ......................................      721,875

Home Furnishings -- 2.0%
    13,000 Newell Rubbermaid, Inc. ...............................      604,500

Industrial Machinery/Components -- 2.5%
     9,000 Illinois Tool Works, Inc. .............................      738,000

Insurance Brokers/Services -- 3.3%
    13,000 Marsh & McLennan Companies ............................      981,500

Integrated Oil Companies -- 2.6%
     5,000 Chevron Corporation ...................................      475,937
     4,000 Exxon Corporation .....................................      308,500
                                                                     ----------
                                                                        784,437
Life Insurance -- 3.5%
    14,000 American General Corporation ..........................    1,055,250

Major Banks -- 7.1%
    14,000 Bank of America Corporation ...........................    1,026,375
     7,000 Fleet Financial Group, Inc. ...........................      310,625
     5,000 National City Corporation .............................      327,500
     5,500 Wachovia Corporation ..................................      470,594
                                                                     ----------
                                                                      2,135,094
Major Chemicals -- 0.7%
     3,000 du Pont (E.I.) de Nemours and Company .................      204,938

Major Pharmaceuticals -- 8.1%
    14,000 American Home Products Corporation ....................      805,000
     9,000 Merck & Company, Inc. .................................      666,000
    17,000 Pharmacia & Upjohn, Inc. ..............................      965,812
                                                                     ----------
                                                                      2,436,812
Major U.S. Telecommunications -- 8.1%
    15,500 Ameritech Corporation .................................    1,139,250
    11,500 Bell Atlantic Corporation .............................      751,812
     7,000 GTE Corporation .......................................      530,250
                                                                     ----------
                                                                      2,421,312
Medical Specialties -- 2.9%
     4,000 Bausch & Lomb, Inc. ...................................      306,000
     9,000 Baxter International, Inc. ............................      545,625
                                                                     ----------
                                                                        851,625
Motor Vehicles -- 1.8%
     8,000 General Motors Corporation ............................      528,000

Motor Vehicles & Parts -- 0.9%
     4,000 Johnson Controls, Inc. ................................      277,250

Office Equipment/Supplies -- 2.3%
    10,500 Pitney-Bowes, Inc. ....................................      674,625

Oil/Gas Transmission -- 3.0%
    15,000 Coastal Corporation ...................................      600,000
     5,000 Columbia Energy Group .................................      313,437
                                                                     ----------
                                                                        913,437
Oilfield Services/Equipment -- 5.3%
    16,000 Baker Hughes, Inc. ....................................      536,000
    23,500 Halliburton Company ...................................    1,063,375
                                                                     ----------
                                                                      1,599,375
Package Goods/Cosmetics -- 3.2%
    17,000 Kimberly-Clark Corporation ............................      969,000

Paints/Coatings -- 0.8%
     4,000 PPG Industries, Inc. ..................................      236,250

Paper -- 5.8%
     6,000 Bowater, Inc. .........................................      283,500
    14,000 International Paper Company ...........................      707,000
    10,000 Westvaco Corporation ..................................      290,000
    10,000 Willamette Industries, Inc. ...........................      460,625
                                                                     ----------
                                                                      1,741,125
Printing/Forms -- 2.5%
    20,000 Donnelley (R.R.) & Sons Company# ......................      741,250

TOTAL COMMON STOCKS
(Cost $23,160,532) ...............................................   28,966,175
                                                                     ----------
                                                                              19

The accompanying notes are an integral part of these financial statements.

====================
The Montgomery Funds
--------------------
 Equity Income Fund
--------------------
    Investments


Principal Amount                                                 Value (Note 1)

REPURCHASE AGREEMENTS -- 4.3%
$ 1,308,000 Agreement with Prudential Securities,
            Tri-Party, 5.100% dated 06/30/99, to be
            repurchased at $1,308,183 on 07/01/99,
            collateralized by $1,334,162 market value
            of U.S. government and mortgage-backed
            securities, having various maturities and
            interest rates
            (Cost $1,308,000) ...................................   $ 1,308,000
                                                                    -----------

TOTAL INVESTMENTS -- 101.0%
(Cost $24,468,532*) .............................................    30,274,175

OTHER ASSETS AND LIABILITIES -- (1.0)%
(Net) ...........................................................      (312,198)
                                                                    -----------

NET ASSETS -- 100.0% ............................................  $ 29,961,977
                                                                   ============

*  Aggregate cost for federal tax purposes $24,504,924.
# All or a portion of this security is on loan at June 30, 1999 (see note 4 to Financial Statements).

The accompanying notes are an integral part of these financial statements.

                                                       =========================
                                                          The Montgomery Funds
                                                       -------------------------
                                                       International Growth Fund
                                                       -------------------------
                                                          Portfolio Highlights

INVESTMENT REVIEW

Q: How did the Fund perform during the year ended June 30, 1999?

A: Two very strong quarters of performance were not sufficient to offset two weaker quarters, as market conditions proved very challenging for the international growth style of investing during the period. As a result, the Fund underperformed its benchmark for the year, returning 2.3% versus a 7.9% return for its benchmark, the Morgan Stanley Capital International Europe Australasia Far East (MSCI EAFE) Index.

In recognition of its good long-term track record, however, Morningstar awarded an overall four-star rating to the Fund for its risk-adjusted performance and four stars for the three-year period ended June 30, 1999, among 987 international equity funds.*

Q: What contributed to the Fund's underperformance during the period?

A: There were two events that detracted from the Fund's relative performance during the course of the year: the August through September turmoil in global financial markets and the rotation out of growth stocks and into industrial cyclicals in 1999. Strong stock selection has enabled us to offset the negative impact of the latter trend in recent months.

At the beginning of the financial year, the Fund's relative performance suffered as global markets corrected sharply. Growth stocks were particularly affected by this volatility. Although our fully invested positioning initially hurt relative performance, it allowed us to take full advantage of the subsequent recovery.

In maintaining our focus on good stock selection, the Fund enjoyed strong outperformance against the benchmark during the final quarter of the financial year. Stocks such as KAO Corp. (2.0% of net assets as of 6/30/99) and Equant (1.9% of net assets as of 6/30/99), appreciated rapidly, contributing to the Fund's outperformance.

Q: There has been some excitement that Japan is finally beginning to emerge from recession. Did you make any adjustments to the portfolio in recognition of this?

A: We have made some adjustments to the portfolio in recent months, but primarily as a result of our bottom-up approach to investment analysis that favors original research at the country, sector and company levels. For much of the financial year, we maintained a strong overweight position in Europe. The introduction of the euro and continuing efforts toward deregulation have created a favorable long-term growth environment, and we have identified many dynamic European companies with strong management teams that we believe will be solid performers in 1999.

We are starting to see some signs of improvement in Japan. Although much of the positive gross domestic product (GDP) surprise in the first quarter of 1999 was the result of temporary fiscal stimuli, we did see evidence of improving domestic consumption, which is an important confirmation of improving economic fundamentals. We have added several companies to the Fund that are undergoing positive fundamental change and whose earnings will benefit from improving business momentum in Japan. We continue to watch Japan closely, as follow-through on pend-

================================================================================
                             PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
John Boich, CFA....................................... Senior Portfolio Manager
Oscar Castro, CFA..................................... Senior Portfolio Manager

================================================================================
                               FUND PERFORMANCE
--------------------------------------------------------------------------------
                         Average annual total returns
                         for the period ended 6/30/99

--------------------------------------------------------------------------------
                                  Montgomery
                           International Growth Fund

Since inception (7/3/95)................................................ 17.72%
One year................................................................  2.34%
Three years............................................................. 14.57%

--------------------------------------------------------------------------------

                                MSCI EAFE Index

Since 7/3/95............................................................ 10.23%
One year................................................................  7.92%
Three years.............................................................  9.12%

--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

                        Growth of a $10,000 Investment

                           [LINE GRAPH APPEARS HERE]

                        Montgomery                     Lipper
                       International    MSCI EAFE   International
                          Growth        Index/1/    Funds Average
                          ------        ---------   -------------
         06/95          $10,000       $10,000.00    $10,000.00
         07/95           10,083        10,622.56     10,535.91
         08/95           10,058        10,217.35     10,339.11
         09/95           10,417        10,416.90     10,495.93
         10/95           10,675        10,136.89     10,286.61
         11/95           10,783        10,418.93     10,396.57
         12/95           11,142        10,838.72     10,708.57
         01/96           11,392        10,883.21     10,949.63
         02/96           11,617        10,920.00     10,995.95
         03/96           11,842        11,151.90     11,186.91
         04/96           12,600        11,476.12     11,540.05
         05/96           12,925        11,264.94     11,508.20
         06/96           12,758        11,328.34     11,585.43
         07/96           12,183        10,997.25     11,150.67
         08/96           12,500        11,021.34     11,278.40
         09/96           12,717        11,314.13     11,521.57
         10/96           12,737        11,198.36     11,444.71
         11/96           13,420        11,643.92     11,933.52
         12/96           13,477        11,494.13     11,976.28
         01/97           13,748        11,091.87     11,932.77
         02/97           13,683        11,273.29     12,085.45
         03/97           13,730        11,314.11     12,118.03
         04/97           13,739        11,374.14     12,118.00
         05/97           14,572        12,114.30     12,136.05
         06/97           15,208        12,782.37     12,853.97
         07/97           15,704        12,989.16     13,453.37
         08/97           14,899        12,019.08     12,815.77
         09/97           15,789        12,692.37     13,615.29
         10/97           14,572        11,716.78     12,571.16
         11/97           14,750        11,597.33     12,453.90
         12/97           14,845        11,698.49     12,552.73
         01/98           15,478        12,233.50     12,862.04
         02/98           16,937        13,018.47     13,712.55
         03/98           17,862        13,419.33     14,414.36
         04/98           18,506        13,525.55     14,615.61
         05/98           18,717        13,459.90     14,632.53
         06/98           18,747        13,561.80     14,527.51
         07/98           19,129        13,699.30     14,763.50
         08/98           16,283        12,002.10     12,643.20
         09/98           15,529        11,634.14     12,174.74
         10/98           17,078        12,846.89     13,087.66
         11/98           18,144        13,505.05     13,759.60
         12/98           19,105        14,037.82     14,192.05
         01/99           19,862        13,996.00     14,307.00
         02/99           18,791        13,663.00     13,932.00
         03/99           18,468        14,233.00     14,420.00
         04/99           18,994        14,810.00     15,083.00
         05/99           18,519        14,047.00     14,466.00
         06/99           19,186        14,595.00     15,227.00

(1) The Morgan Stanley Capital International EAFE Index is composed of 20 developed market countries in Europe, Australasia and the Far East.

(2) The Lipper International Funds Average universe consists of 269 funds.

 * Morningstar proprietary ratings reflect historical risk-adjusted performance through 6/30/99. The ratings are subject to change every month, and past performance is no guarantee of future results. Morningstar ratings are calculated from the funds' three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive five stars; the next 22.5% receive four stars. Ratings are for Class R shares only; other classes may vary.

==========================
   The Montgomery Funds
--------------------------
International Growth Fund
--------------------------
   Portfolio Highlights

================================================================================
                               TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                     (as a percentage of total net assets)

Total S.A., Class B .....................................................  2.9%
Alstom ..................................................................  2.6%
Vivendi .................................................................  2.4%
Orange PLC ..............................................................  2.4%
Veba AG .................................................................  2.2%
Cable &Wireless Optus Ltd. ..............................................  2.2%
Railtrack Group PLC .....................................................  2.2%
Nissan Motor Company,Ltd. ................................................ 2.2%
Cap Gemini S.A. .........................................................  2.1%
Kirin Brewery Company, Ltd. .............................................  2.1%

================================================================================
                              TOP FIVE COUNTRIES
--------------------------------------------------------------------------------
                     (as a percentage of total net assets)

United Kingdom .......................................................... 24.6%
France .................................................................. 17.8%
Japan ................................................................... 16.2%
Netherlands .............................................................  8.7%
Germany .................................................................  5.9%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Investors should be aware that there are risks associated with investing in funds of this type that invest in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.


ing policy initiatives will be vital if that country is to maintain its current economic and market momentum.

Q: You appear to be more optimistic about the prospects for Japan; what are your views on Europe?

A: There have been subtle improvements in the outlook for the European economies in recent months. As a result, the consensus view is for an improvement in economic growth in the region for the second half of 1999. However, this positive growth outlook is likely to be accompanied by the possibility of higher interest rates as inflationary concerns increase. There are two countries that we are particularly excited about--France and the United Kingdom. Both have shown encouraging signs of accelerating growth, and we believe that their equity markets may perform well.

Q: How have you positioned the Fund to take advantage of trends in Asia and Europe?

A: As mentioned, we have been increasing the Fund's exposure to Japan. We have also added to our holdings in France and the United Kingdom. In both these countries, we have identified companies in the industrial growth cyclical and consumer durables sectors that are attractively valued and that we believe will profit from accelerating economic growth.

Although we currently anticipate stronger growth in Japan and Europe, there are risks, including the possibility of higher interest rates, that may change this outlook. We believe that our stock selection process, which combines primary original research, expert industry knowledge and the advantage of good insight, should help offset unfavorable macroeconomic trends.

                                                       =========================
                                                          The Montgomery Funds
                                                       -------------------------
                                                       International Growth Fund
                                                       -------------------------
                                                              Investments


PORTFOLIO INVESTMENTS
June 30, 1999

Shares                                                            Value (Note 1)
COMMON STOCKS - 94.8%

Australia - 4.0%
    563,034 Australia & New Zealand Banking Group
            Ltd. (Non-U.S. Banks) .................................. $ 4,124,379
  2,231,400 Cable & Wireless Optus Ltd.
            (Other Telephone/Communication) ........................   5,061,566
                                                                     -----------
                                                                       9,185,945
Austria - 1.6%
     70,000 Bank Austria AG (Non-U.S. Banks) .......................   3,686,189

Belgium - 1.3%
     69,400 Acec-Union Miniere S.A.
            (Metal Fabrications) ...................................   2,866,347

Finland - 3.3%
     82,900 Helsinki Telephone#
            (Other Telephone/Communication) ........................   3,937,510
     40,180 Nokia Oyj
            (Telecommunications Equipment) .........................   3,526,454
                                                                     -----------
                                                                       7,463,964
France - 17.8%
    187,400 Alstom+ (Electrical Products) ..........................   5,901,722
      2,400 Alstom, ADR+ (Electrical Products) .....................      76,800
     40,400 Banque Nationale de Paris(Non-U.S.Banks) ...............   3,370,560
     31,220 Cap Gemini S.A.# (EDP Services) ........................   4,912,779
     38,440 Coflexip (Metal Fabrications) ..........................   3,304,281
      8,220 Groupe Danone (Packaged Foods) .........................   2,121,882
     22,230 Lafarge S.A. (Building Materials) ......................   2,116,312
     94,690 Lagardere S.C.A. (Aerospace/Defense) ...................   3,529,561
     64,700 Societe BIC S.A. (Consumer Specialties) ................   3,417,113
     51,400 Total S.A., Class B+
            (Oil Refining/Marketing) ...............................   6,639,414
     68,911 Vivendi+ (Non-U.S. Utilities) ..........................   5,589,128
                                                                     -----------
                                                                      40,979,552
Germany - 4.2%
     29,920 Mannesmann AG (Cellular Telephone) .....................   4,470,329
     86,990 Veba AG (Non-U.S. Utilities) ...........................   5,119,806
                                                                       9,590,135
Japan - 16.2%
        543 East Japan Railway Company (Railroads) .................   2,920,079
    518,000 Fuji Heavy Industries Ltd.#(Motor Vehicles) ............   4,002,747
    491,000 Hitachi Ltd.
            (Diversified Electronic Products) ......................   4,610,615
        392 Japan Tobacco, Inc. (Tobacco) ..........................   4,345,826
    161,000 KAO Corporation
            (Package Goods/Cosmetics) ..............................   4,528,833
    406,000 Kirin Brewery Company, Ltd.
            (Alcoholic Beverages) ..................................   4,870,522
  1,051,000 Nissan Motor Company, Ltd.
            (Motor Vehicles) .......................................   5,025,879
     42,000 Sony Corporation
            (Consumer Electronics/Appliances) ......................   4,534,624
    326,000 Sumitomo Rubber Industries, Ltd.
            (Automotive Aftermarket) ...............................   2,308,728
                                                                     -----------
                                                                      37,147,853
Netherlands - 8.7%
     45,800 Equant N.V.+
            (Other Telephone/Communication) ........................   4,310,925
     73,300 ING Groep N.V. (Oil Refining/Marketing) ................   3,973,494
     94,519 Koninklijke KPN, N.V.
            (Other Telephone/Communication) ........................   4,440,582
     51,200 United Pan-Europe Communications
            N.V.#+(Cable Television) ...............................  2,780,770
    164,761 Vendex N.V. (Department Chains) ........................   4,406,193
                                                                     -----------
                                                                      19,911,964
Portugal - 1.0%
     18,300 Telecel-Comunicacoes Pessoais S.A.
            (Cellular Telephone) ...................................   2,361,949
Russia - 1.8%
     51,800 Global TeleSystems Group, Inc.+
            (Other Telephone/Communication) ........................   4,194,181
Spain - 5.1%
    150,380 Argentaria S.A. (Non-U.S. Banks) .......................   3,430,008
    444,600 Banco Santander Central Hispano S.A.
            (Non-U.S. Banks) .......................................   4,636,606
     76,403 Telefonica de Espana S.A.+
            (Other Telephone/Communication) ........................   3,684,933
                                                                     -----------
                                                                      11,751,547
Sweden - 1.7%
    133,200 Enator AB# (EDP Services) ..............................   4,010,627

Switzerland - 3.5%
      1,403 Julius Baer Holding AG
            (Investment Banks/Brokers)) ............................   4,005,472
     10,455 Swisscom AG
            (Other Telephone/Communication) ........................   3,941,596
                                                                     -----------
                                                                       7,947,068
United Kingdom - 24.6%
    198,000 Abbey National PLC
            (Diversified Financial Services) .......................   3,723,061
    219,500 Alliance & Leicester PLC (Non-U.S. Banks) ..............   2,963,924
    128,600 Barclays PLC (Non-U.S. Banks) ..........................   3,746,852
    635,900 British Airways PLC (Airlines) .........................   4,398,627
    340,000 British American Tobacco PLC (Tobacco) .................   3,201,931
    389,100 Diageo PLC (Alcoholic Beverages) .......................   4,093,980
    677,300 Enterprise Oil PLC
            (Oil and Gas Production) ...............................   4,385,842

The accompanying notes are an integral part of these financial statements.

=========================
  The Montgomery Funds
-------------------------
International Growth Fund
-------------------------
       Investments


Shares                                                            Value (Note 1)
COMMON STOCKS - continued

United Kingdom - continued
   112,703 Glaxo Wellcome PLC
           (Major Pharmaceuticals) ............................... $   3,132,565
   270,000 Great Universal Stores PLC
           (Catalog/Specialty Distribution) ......................     2,985,661
   107,200 HSBC Holdings PLC
           (Diversified Financial Services) ......................     3,799,763
   151,000 Lloyds TSB Group PLC
           (Diversified Financial Services) ......................     2,055,637
   374,254 Orange PLC (Cellular Telephone) .......................     5,481,596
   246,648 Railtrack Group PLC (Railroads) .......................     5,046,337
   352,700 Scottish & Southern Energy PLC
           (Non-U.S. Utilities) ..................................     3,621,972
   842,500 Somerfield PLC (Food Chains) ..........................     3,953,808
                                                                   -------------
                                                                      56,591,556

TOTAL COMMON STOCKS
(Cost $209,929,276) ..............................................   217,688,877
                                                                   -------------

PREFERRED STOCK - 1.7%
Germany - 1.7%
     1,610 Porsche AG (Motor Vehicles)
           (Cost $3,899,460) .....................................     3,790,269
                                                                   -------------

TOTAL SECURITIES
(Cost $213,828,736) ..............................................   221,479,146
                                                                   -------------

Principal Amount
REPURCHASE AGREEMENT - 3.2%
$7,390,000 Agreement with Prudential Securities,
           Tri-Party, 5.100% dated 06/30/99, to be
           repurchased at $7,391,033 on 07/01/99,
           collateralized by $7,537,812 market value
           of U.S. government and mortgage-backed
           securities, having various maturities and
           interest rates
           (Cost $7,390,000) .....................................     7,390,000
                                                                   -------------

TOTAL INVESTMENTS - 99.7%
(Cost $221,218,736*) .............................................   228,869,146

OTHER ASSETS AND LIABILITIES - 0.3%
(Net) ............................................................       769,838
                                                                   -------------

NET ASSETS - 100.0% .............................................. $ 229,638,984
                                                                   =============

*   Aggregate cost for federal tax purposes $221,334,613.
# All or a portion of this security is on loan at June 30, 1999 (see note 4 to Financial Statements).
+   Non-income-producing security.

Abbreviations
ADR   American Depositary Receipt
ORD   Ordinary

The accompanying notes are an integral part of these financial statements.

                                                            ====================
                                                            The Montgomery Funds
                                                            --------------------
                                                               International
                                                               Small Cap Fund
                                                            --------------------
                                                            Portfolio Highlights


INVESTMENT REVIEW

Q: How did the Fund perform from July 1 through June 30, 1999?

A: Following a challenging year for international small-cap investors, the Fund returned -3.8% versus a return of 3.4% for its benchmark, the Salomon Smith Barney World Extended Market (ex-U.S.) Index.

Q: What factors contributed to this underperformance?

A: A difficult quarter at the beginning of the financial year negatively impacted the Fund's absolute returns throughout the year. The international small-cap sector was particularly affected by the financial turmoil that engulfed global markets in August and September 1998. Although global markets have since recovered, in the small-cap sector this recovery has been largely confined to the Pacific Rim, specifically Japan. In Europe, with the exception of technology stocks, small-cap securities have continued to underperform their large-cap peers.

The largest contributing factor to the Fund's lower returns versus the benchmark was its underweight position in Japan. Although we had begun increasing our exposure to Japan to take advantage of any improvement in its economy, our weighting was still significantly under the benchmark's when the November announcement of a stimulus package led to a rapid appreciation in the value of the yen. Driven by our disciplined stock selection process as much as by macroeconomic considerations, we maintained a cautious approach to Japan throughout the year, adding only stocks that we believed were undergoing positive fundamental change and would benefit from positive business momentum.

The Fund benefited from our increased exposure to this market in the first three months of 1999, but in the final three months we began reducing our exposure. Because of strong price appreciation, our holdings rapidly exceeded their price targets and we took profits. Although this decision may have detracted from short-term returns, we believe that the rally in this market has nearly run its course; and because Japanese small-cap stocks are typically very illiquid, it is wise to sell into strength during market rallies.

Offsetting our underweight position in Japan, our overweight position in the U.K. market helped returns over the period. The FTSE Small Cap Index outperformed the rest of the European small-cap sector as well as U.K. large-cap stocks during the year.

Q: Which stocks performed well over the period?

A: Inevitably, the stocks that performed particularly well over the year include many of the Fund's Japanese holdings, which made a very positive contribution to performance. For example, we were particularly pleased with the returns of Fast Retailing, an apparel company similar to The Gap in the United States. This company reached its price target during the rally in Japanese small-cap stocks, and we took profits, selling out of our position. Other portfolio holdings in the recovering Asian markets also performed well: Natsteel Electronics (2.2% of net assets as of 6/30/99), a Singapore manufacturer of circuit boards and devices for mobile phone handsets, and Esprit Holdings (1.7% of net assets as of

================================================================================
                             PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
John Boich, CFA ....................................   Senior Portfolio Manager

================================================================================
                               FUND PERFORMANCE
--------------------------------------------------------------------------------
                         Average annual total returns
                         for the period ended 6/30/99

--------------------------------------------------------------------------------
                           Montgomery International
                                Small Cap Fund

Since inception (9/30/93) .............................................   6.54%
One year ..............................................................  (3.82)%
Five years ............................................................   7.50%

--------------------------------------------------------------------------------
                          Salomon Smith Barney World
                        Extended Market (ex-U.S.) Index

Since 9/30/93 .........................................................   4.69%
One year ..............................................................   3.40%
Five years ............................................................   3.47%

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

                        Growth of a $10,000 Investment

                           [LINE GRAPH APPEARS HERE]

                Salomon Smith Barney   Montgomery     Lipper International
                  Extended Market     International         Small Cap
         Date     (ex-U.S.) Index    Small Cap Fund     Funds Average/2/
         ----     ---------------    --------------     ----------------
          9/93       $10,000          $10,000.00          $10,000.00
         10/93        10,433            9,964.00           10,492.44
         11/93        10,492            9,130.01           10,254.07
         12/93        11,342            9,717.99           11,222.30
         01/94        12,117           10,688.81           12,132.78
         02/94        12,083           10,763.63           12,134.62
         03/94        11,158           10,587.11           11,585.28
         04/94        10,817           10,904.72           11,706.52
         05/94        10,625           10,748.79           11,611.83
         06/94        10,017           10,974.51           11,370.82
         07/94        10,450           11,099.62           11,628.65
         08/94        10,825           11,217.28           11,935.75
          9/94        10,517           10,896.46           11,639.84
         10/94        10,642           11,093.69           11,749.61
         11/94         9,951           10,401.44           11,076.17
         12/94         9,835           10,540.82           10,927.22
         01/95         9,318           10,198.24           10,476.14
         02/95         9,409           10,049.35           10,512.67
         03/95         9,301           10,476.45           11,370.82
         04/95         9,543           10,790.74           11,628.65
         05/95         9,635           10,601.90           11,935.75
         06/95         9,793           10,471.50           11,639.84
         07/95        10,285           11,081.99           11,749.61
         08/95        10,260           10,801.61           11,076.17
          9/95        10,751           10,885.87           10,927.22
         10/95        10,651           10,572.35           10,476.14
         11/95        10,586           10,684.42           10,512.67
         12/95        10,987           11,093.63           11,554.35
         01/96        11,413           11,291.10           11,946.28
         02/96        11,429           11,467.24           12,203.36
         03/96        11,671           11,730.64           12,419.20
         04/96        12,164           12,347.54           12,853.14
         05/96        12,490           12,247.27           13,075.09
         06/96        12,406           12,248.87           13,140.47
         07/96        11,997           11,785.68           12,682.47
         08/96        12,348           11,905.22           12,895.08
          9/96        12,423           11,971.39           12,973.36
         10/96        12,281           11,924.37           13,010.08
         11/96        12,773           12,119.40           13,395.03
         12/96        12,631           11,896.48           13,507.89
         01/97        13,041           11,639.40           13,658.66
         02/97        13,199           11,834.94           13,856.64
         03/97        13,032           11,678.02           13,856.64
         04/97        12,924           11,503.43           13,646.41
         05/97        13,959           12,240.52           14,353.95
         06/97        14,326           12,517.26           14,737.35
         07/97        14,193           12,327.86           14,725.38
         08/97        13,892           11,802.02           14,313.31
          9/97        14,118           12,011.78           14,750.80
         10/97        13,241           11,537.33           13,937.77
         11/97        12,515           11,022.21           13,519.26
         12/97        12,533           10,778.46           13,378.46
         01/98        12,958           11,227.80           13,567.51
         02/98        14,016           12,065.30           14,580.09
         03/98        14,955           12,632.20           15,489.03
         04/98        15,212           12,728.39           15,802.43
         05/98        15,182           12,965.75           15,927.92
         06/98        14,965           12,587.53           15,433.99
         07/98        15,331           12,501.14           15,442.28
         08/98        12,524           10,968.25           13,304.22
          9/98        12,504           10,682.92           12,864.69
         10/98        12,830           11,436.81           13,375.34
         11/98        13,304           11,803.26           13,849.71
         12/98        13,859           12,088.46           14,175.85
         01/99        14,344           12,051.46           14,441.00
         02/99        14,067           11,817.53           14,406.00
         03/99        14,048           12,261.16           14,850.00
         04/99        14,691           12,924.41           15,951.00
         05/99        14,344           12,586.05           15,571.00
         06/99        14,393           13,015.24           16,778.00

/1/ The Salomon Smith Barney World Extended Market (ex-U.S.) Index is a comprehensive float-weighted equity index consisting of every company with an investable market capitalization of more than $100 million in developed countries. Within this index, the Extended (ex-U.S.) Market Index defines the small-capitalization stock universe.

/2/ The Lipper International Small Cap Funds Average universe consists of six funds.

====================
The Montgomery Funds
--------------------
   International
   Small Cap Fund
--------------------
Portfolio Highlights

================================================================================
                               TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                   (as a percentage of total net assets)

AT&T Canada, Inc. .......................................................  5.1%
Henlys Group PLC ........................................................  3.7%
Esat TelecomGroup PLC, ADR ..............................................  3.6%
Baron de Ley S.A. .......................................................  3.6%
Banca Lombarda SpA ......................................................  3.1%
Primacom AG .............................................................  2.9%
Global TeleSystems Group, Inc. ..........................................  2.7%
Virgin Express Holdings PLC; Sponsored ADR ..............................  2.7%
Ordina Beheer N.V. ......................................................  2.7%
Wickes PLC ..............................................................  2.6%

================================================================================
                              TOP FIVE COUNTRIES
--------------------------------------------------------------------------------
                     (as a percentage of total net assets)

United Kingdom .......................................................... 18.4%
Germany ................................................................. 12.8%
Ireland .................................................................  8.8%
Spain ...................................................................  8.2%
Canada ..................................................................  5.5%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in funds of this type that invest in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

There are also risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations.


6/30/99), a Hong Kong apparel company. The latter typifies the companies that our strategy tries to identify--ones that have benefited from restructuring and have therefore been able to achieve immediate earnings expansion independent of revenue growth. This and the recovery of the Hong Kong market helped Esprit appreciate strongly in the second quarter of 1999.

The Fund also enjoyed some notable successes in Europe, in spite of a challenging small-cap environment. Our best results were in such industries as telecommunications, where we have strong industry expertise, can draw on the benefit of good insight and have excellent access to senior management. One such outperformer was Global TeleSystems Group (2.7% of net assets as of 6/30/99), a Belgium-domiciled provider of local and long-distance calling combined with data transmission and Internet service.

Q: What trends do you see developing in international small-caps in the coming year?

A: Recently released Japanese economic statistics suggest a fledgling recovery in domestic consumption in the first three months of 1999. This is significant in that consumer spending is key to a sustainable economic recovery. We continue to monitor developments carefully, believing that for a sustainable recovery, the extended session of the Japanese Diet (parliament) will have to pass a further fiscal stimulus package, pass a proposed bill on debt relief and tighten bankruptcy laws. Against this background we may begin to explore other interesting opportunities in the Japanese small-cap sector, although after the recent rally we believe many are too highly valued at present.

We are more excited about the prospects for the European small-cap sector. We believe that at this point in the economic cycle it remains wise to monitor developments very carefully, but we are beginning to see subtle improvements, particularly in France and the United Kingdom. With the exception of technology stocks, European small-cap stocks have underperformed relative to the benchmark and their large-cap peers for most of the past 12 months, but in the final few months of the year interest has begun to revive. We believe that a recovery in European growth could lead small-cap stocks to outperform and that the Fund will be well positioned to take advantage of this.

Q: How is the Fund positioned to take advantage of these trends?

A: Based on our stock selection process, we continue to add to our exposure in Europe. We have been able to identify some attractively valued companies, which have the potential to perform well if interest in the European small-cap sector continues to grow. Whatever the macroeconomic outcome, however, we remain committed to portfolio positioning decisions based on our stock selection process, which seeks to identify companies with high earnings visibility that are undergoing positive fundamental change and business momentum, and that we believe have the ability to perform well in any macroeconomic environment.

                                                            ====================
                                                            The Montgomery Funds
                                                            --------------------
                                                               International
                                                               Small Cap Fund
                                                            --------------------
                                                                Investments


PORTFOLIO INVESTMENTS
June 30, 1999

Shares                                                            Value (Note 1)
COMMON STOCKS -- 95.6%
Australia -- 1.7%
    285,900 Cable & Wireless Optus Ltd.+
            (Other Telephone/Communication) ......................... $  648,517
Austria -- 4.3%
     14,400 Bank Austria AG (Non-U.S. Banks) ........................    758,302
      5,910 EVN AG (Non-U.S. Utilities) .............................    865,312
                                                                      ----------
                                                                       1,623,614
Canada -- 5.2%
     30,600 AT&T Canada, Inc.+
            (Other Telephone/Communication) .........................  1,955,531
     51,640 InMedia Presentations, Inc.+
            (Computer Software) .....................................     26,624
                                                                      ----------
                                                                       1,982,155
China/Hong Kong -- 3.8%
    202,000 Dah Sing Financial Group
            (Diversified Financial Services) ........................    769,382
    984,000 Esprit Holdings Ltd.
            (Clothing/Shoe/Accessory Stores) ........................    665,868
                                                                      ----------
                                                                       1,435,250
France -- 3.1%
      9,800 Etam Development S.A.
            (Clothing/Shoe/Accessory Stores) ........................    434,103
     14,040 Societe BIC S.A. (Consumer Specialties) .................    741,519
                                                                      ----------
                                                                       1,175,622
Germany -- 10.3%
        615 Hugo Boss AG# (Apparel) .................................    739,158
     23,500 Moebel Walther AG (Other Specialty Stores) ..............    359,120
     24,020 Primacom AG+ (Cable Television) .........................  1,091,277
     38,190 Vossloh AG
            (Diversified Electronic Products) .......................    867,524
     39,330 Winkler & Duennebier AG
            (Industrial Machinery/Components) .......................    852,811
                                                                      ----------
                                                                       3,909,890
Greece -- 1.3%
     21,700 STET Hellas Telecommunications S.A.,
            ADR+ (Other Telephone/Communication) ....................    485,538
Ireland -- 8.8%
    277,719 Anglo Irish Bank Corporation PLC
            (Non-U.S. Banks) ........................................    688,218
     31,400 Esat Telecom Group PLC, ADR+
            (Other Telephone/Communication) .........................  1,373,750
     59,633 Irish Permanent PLC
            (Diversified Financial Services) ........................    621,895
     12,900 Ryanair Holdings PLC, ADR+ (Airlines) ...................    682,088
                                                                      ----------
                                                                       3,365,951
Israel -- 0.7%
     39,000 Paradigm Geophysical Ltd.+
            (Oilfield Services/Equipment) ...........................    262,031
Italy -- 5.1%
     97,200 Banca Lombarda SpA (Non-U.S. Banks) .....................  1,197,035
    170,900 Monte dei Paschi di Siena SpA+
            (Non-U.S. Banks) ........................................    752,258
                                                                      ----------
                                                                       1,949,293
Japan -- 4.6%
     28,300 Aiwa Company Ltd.
            (Consumer Electronics/Appliances) .......................    936,543
     34,500 Shimano, Inc. (Recreational Products/Toys) ..............    817,759
                                                                      ----------
                                                                       1,754,302
Netherlands -- 4.3%
     11,281 Benckiser N.V., "B" Shares
            (Package Goods/Cosmetics) ...............................    602,791
     35,464 Ordina Beheer N.V.+ (EDP Services) ......................  1,025,310
                                                                      ----------
                                                                       1,628,101
New Zealand -- 2.0%
    375,500 Air New Zealand Ltd., Class B (Airlines) ................    776,304
Norway -- 3.4%
    148,400 Christiania Bank OG Kreditkasse
            (Non-U.S. Banks) ........................................    534,078
     92,100 Selmer ASA (Engineering and Construction) ...............    781,799
                                                                      ----------
                                                                       1,315,877
Portugal -- 1.5%
      4,300 Telecel-Comunicacoes Pessoais S.A.
            (Cellular Telephone) ....................................    554,993
Russia -- 2.7%
     12,700 Global TeleSystems Group, Inc.+
            (Other Telephone/Communication) .........................  1,028,303
Singapore -- 2.2%
    190,200 Natsteel Electronics Ltd.#
            (Diversified Electronic Products) .......................    832,373
Spain -- 8.2%
     35,265 Azkoyen S.A.
            (Industrial Machinery/Components) .......................    910,318
     16,400 Banco Pastor S.A. (Non-U.S. Banks) ......................    837,374
     39,650 Baron de Ley S.A. (Alcoholic Beverages) .................  1,367,411
                                                                      ----------
                                                                       3,115,103
Sweden -- 2.3%
     82,600 Scandic Hotels AB# (Hotels/Resorts) .....................    882,666
Switzerland -- 1.7%
        225 Julius Baer Holding AG (Non-U.S. Banks) .................    642,360
United Kingdom-- 18.4%
     53,000 Alliance & Leicester PLC (Non-U.S. Banks) ...............    715,663

The accompanying notes are an integral part of these financial statements.

====================
The Montgomery Funds
--------------------
   International
   Small Cap Fund
--------------------
   Investments

Shares                                                           Value (Note 1)

COMMON STOCKS -- continued
United Kingdom -- continued
    11,300 Colt Telecom Group, ADR+
           (Other Telephone/Communication) ........................ $    971,447
   149,674 Henlys Group PLC (Motor Vehicles) ......................    1,402,463
   150,900 Jarvis PLC (Engineering and Construction) ..............      710,546
    39,850 National Express Group PLC (Railroads) .................      636,476
   900,000 Scoot Company PLC
           (Other Consumer Services) ..............................      532,393
   111,500 Virgin Express Holdings PLC, Sponsored
           ADR+ (Airlines) ........................................    1,027,891
   163,800 Wickes PLC (Building Material Chains) ..................      992,210
                                                                    ------------
                                                                       6,989,089

TOTAL COMMON STOCKS
(Cost $34,028,804) ................................................   36,357,332
                                                                    ------------
PREFERRED STOCKS -- 2.5%
Germany -- 2.5%
    18,250 Fielmann AG (Other Specialty Stores) ...................      676,498
       400 Wella AG (Package Goods/Cosmetics) .....................      291,178
                                                                    ------------
TOTAL PREFERRED STOCKS
(Cost $1,064,098) .................................................      967,676
                                                                    ------------
WARRANTS -- 0.3%
Canada -- 0.3%
   215,706 InMedia Presentations, Inc.+
           (Computer Software)
           (Cost $177,771) ........................................      111,212
                                                                    ------------
TOTAL INVESTMENTS-- 98.4%
(Cost $35,270,673*) ...............................................   37,436,220

OTHER ASSETS AND LIABILITIES -- 1.6%
(Net) .............................................................      620,515
                                                                    ------------
NET ASSETS -- 100.0% .............................................. $ 38,056,735
                                                                    ============

*   Aggregate cost for federal tax purposes $35,290,545.
# All or a portion of this security is on loan at June 30, 1999 (see note 4 to Financial Statements).
+   Non-income producing security.

Abbreviations
ADR    American Depositary Receipt


  The accompanying notes are an integral part of these financial statements.

                                                       =========================
                                                          The Montgomery Funds
                                                       -------------------------
                                                       Global Opportunities Fund
                                                       -------------------------
                                                          Portfolio Highlights


INVESTMENT REVIEW

Q: How did the Fund perform from July 1, 1998, through June 30, 1999?

A: The Fund matched the Morgan Stanley Capital International (MSCI) World Index benchmark with a return of 15.7% for the period. The portfolio performed well during most of the financial year, outperforming its benchmark in three of the four quarters. In recognition of the Fund's strong long-term performance, Morningstar awarded it an overall five-star rating among 978 international equity funds for its risk-adjusted returns over the various periods ended June 30, 1999. The Fund was rated among 987 and 498 international equity funds over the respective three- and five-year periods ended 6/30/99 and received five stars for each period.*

Q: Did you change your positioning in response to shifts in the global investment environment over the course of the year?

A: Changes in the Fund's positioning during the year resulted from our bottom-up stock selection process rather than macroeconomic themes, and it was this that led us to emphasize certain industries and countries. At the beginning of the financial year, the Fund was overweighted in several industries, such as communications, that were particularly hard hit by the volatility in global markets. We stayed consistent with our investment process and were rewarded by strong performance in the subsequent three quarters. Our stock selections in these two industries in particular helped boost the Fund's relative performance. Based on the fundamentals of the companies and helped by our expertise and insight in these areas, we continue to be overweighted in these sectors.

Q: Which of your stock selections contributed most to performance over the period?

A: Several stocks made particularly favorable contributions to performance over the course of the year. Among the strongest were Japanese electronics firms Aiwa (1.5% of net assets as of 6/30/99) and Hitachi (2.3% of net assets as of 6/30/99), communications company AT&T Canada (3.7% of net assets as of 6/30/99) and computer component assembler Hon Hai Precision Industry of Taiwan (2.0% of net assets as of 6/30/99).

These holdings reflect our emphasis on well-managed companies undergoing positive fundamental change that are in industries we like for their long-range growth prospects. Aiwa and Hitachi benefited from corporate restructuring, which has improved the growth potential and financial health of both companies. AT&T Canada is a beneficiary of the global communications revolution. With its recent merger and acquisition activity, AT&T Canada has created Canada's largest facilities-based voice, data and Internet communications provider. Hon Hai is a well-managed company in an industry whose growth prospects are improving.

================================================================================
                             PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

John Boich, CFA .....................................  Senior Portfolio Manager
Oscar Castro, CFA ...................................  Senior Portfolio Manager

================================================================================
                               FUND PERFORMANCE
--------------------------------------------------------------------------------
                         Average annual total returns
                         for the period ended 6/30/99

--------------------------------------------------------------------------------
                                  Montgomery
                           Global Opportunities Fund
Since inception (9/30/93) .............................................  17.86%
One year ..............................................................  15.68%
Five years ............................................................  19.02%
--------------------------------------------------------------------------------
                               MSCI World Index
Since 9/30/93 .........................................................  15.45%
One year ..............................................................  15.67%
Five years ............................................................  16.75%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                        Growth of a $10,000 Investment

                           [LINE GRAPH APPEARS HERE]

              Montgomery                  Lipper                        Montgomery                  Lipper
                Global       MSCI         Global                          Global       MSCI         Global
             Opportunities   World         Funds                       Opportunities   World         Funds
   Date          Fund       Index/1/     Average/2/          Date          Fund       Index/1/     Average/2/
   ----          ----       --------     ----------          ----          ----       --------     ----------
    9/93       $10,000    $10,000.00    $10,000.00            1/97       $15,956    $14,800.42    $14,936.98
   10/93        10,692     10,273.16     10,414.67            2/97        15,700     14,967.87     15,014.54
   11/93        10,708      9,689.62     10,134.58            3/97        15,508     14,669.01     14,823.53
   12/93        11,850     10,161.38     10,926.79            4/97        15,563     15,145.70     15,047.95
    1/94        12,533     10,829.21     11,441.64            5/97        16,704     16,077.79     15,921.76
    2/94        12,350     10,686.68     11,195.61            6/97        17,498     16,876.91     16,621.20
    3/94        11,508     10,223.56     10,705.24            7/97        18,292     17,651.45     17,462.06
    4/94        11,650     10,537.56     10,886.60            8/97        17,480     16,467.87     16,440.17
    5/94        11,517     10,561.93     10,867.98            9/97        18,420     17,359.75     17,445.45
    6/94        10,767     10,530.18     10,647.50           10/97        16,750     16,443.28     16,321.21
    7/94        11,217     10,727.96     10,970.54           11/97        16,941     16,731.46     16,402.20
    8/94        11,858     11,048.59     11,368.42           12/97        16,959     16,932.57     16,607.58
    9/94        11,608     10,755.85     11,154.33            1/98        17,654     17,401.64     16,819.89
   10/94        11,883     11,059.33     11,336.46            2/98        19,648     18,575.94     18,019.92
   11/94        11,096     10,577.23     10,834.02            3/98        21,085     19,357.49     18,928.31
   12/94        10,836     10,677.17     10,735.18            4/98        22,070     19,543.74     19,263.60
    1/95        10,292     10,514.34     10,430.83            5/98        21,966     19,295.89     19,137.64
    2/95        10,421     10,665.08     10,615.97            6/98        22,244     19,750.91     19,227.15
    3/95        10,343     11,176.54     10,880.26            7/98        22,963     19,716.29     19,269.87
    4/95        10,663     11,563.46     11,232.46            8/98        18,477     17,084.11     16,350.26
    5/95        10,983     11,659.76     11,475.98            9/98        17,712     17,383.32     16,323.32
    6/95        11,459     11,653.55     11,664.75           10/98        19,428     18,951.79     17,414.88
    7/95        12,082     12,234.00     12,257.59           11/98        20,888     20,075.87     18,422.84
    8/95        11,866     11,958.82     12,080.26           12/98        22,514     21,053.62     19,258.84
    9/95        12,315     12,304.54     12,321.30            1/99        24,202     21,512.00     19,667.00
   10/95        12,030     12,108.17     12,077.59            2/99        23,438     20,936.00     19,091.00
   11/95        12,403     12,525.95     12,289.57            3/99        23,921     21,805.00     19,807.00
   12/95        12,707     12,889.52     12,520.65            4/99        24,270     22,661.00     20,779.00
    1/96        12,985     13,120.03     13,197.24            5/99        24,015     21,830.00     20,187.00
    2/96        13,289     13,197.24     12,984.70            6/99        25,732     22,845.00     21,296.00
    3/96        13,733     13,414.11     13,209.46
    4/96        14,550     13,726.78     13,614.50
    5/96        14,923     13,735.90     13,738.61
    6/96        14,741     13,802.60     13,725.60
    7/96        13,768     13,312.04     13,144.73
    8/96        14,280     13,462.28     13,459.75
    9/96        14,880     13,986.58     13,867.65
   10/96        14,822     14,081.45     13,898.98
   11/96        15,453     14,867.78     14,590.42
   12/96        15,271     14,626.88     14,614.76

(1) The Morgan Stanley Capital International World Index measures the performance of selected stocks in 22 developed countries. The index is presented net of dividend withholding taxes.

(2) The Lipper Global Funds Average universe consists of 59 funds.

* Morningstar proprietary ratings reflect historical risk-adjusted performance through 6/30/99. The ratings are subject to change every month, and past performance is no guarantee of future results. Morningstar ratings are calculated from the funds, three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects funds' performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive five stars. Ratings are for Class R shares only; other classes may vary.

==========================
   The Montgomery Funds
--------------------------
Global Opportunities Fund
--------------------------
   Portfolio Highlights

================================================================================
                               TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                     (as a percentage of total net assets)
AT&T Canada, Inc........................................................  3.7%
MCI WorldCom, Inc.......................................................  2.6%
Sprint Corporation......................................................  2.6%
Total S.A., Class B.....................................................  2.5%
Hitachi Ltd.............................................................  2.3%
Orange PLC..............................................................  2.3%
Vivendi.................................................................  2.2%
Global TeleSystems Group, Inc...........................................  2.2%
Veba AG.................................................................  2.2%
Nissan Motor Company....................................................  2.1%

================================================================================
                              TOP FIVE COUNTRIES
--------------------------------------------------------------------------------
                     (as a percentage of total net assets)
United Kingdom.......................................................... 18.2%
United States........................................................... 13.9%
France.................................................................. 13.4%
Netherlands.............................................................  7.7%
Spain...................................................................  7.5%


Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

Q: Were there any disappointments?

A: There were few disappointments during the year. In general, stocks that lost value during the global markets crisis recovered, and we were pleased with the performance of most of our stock selections. Toward the end of the financial year, our position in Cable & Wireless Optus (2.1% of net assets as of 6/30/99) suffered, as the market rotated from growth stocks into cyclicals. We continue to be positive about the company's long-term fundamentals, however, and believe that it will recover.

Q: What opportunities are you most excited about, looking forward, and how is the Fund positioned to take advantage of them?

A: We believe that the rebound of the global economy is likely to continue and that an improving global outlook will support additional corporate earnings growth, which will in turn be a positive for the growth-oriented stocks in the Fund. We also continue to be optimistic about the prospects in the rapidly evolving technology and communications sectors. Through our stock selection process and our in-depth knowledge of technology and communications, we have identified several exciting companies in these sectors and believe that the Fund is well positioned to take advantage of their strong growth prospects in the coming months.

                                                       =========================
                                                          The Montgomery Funds
                                                       -------------------------
                                                       Global Opportunities Fund
                                                       -------------------------
                                                               Investments


PORTFOLIO INVESTMENTS

June 30, 1999

Shares                                                            Value (Note 1)
COMMON STOCKS -- 95.1%

Australia -- 2.1%
    534,100 Cable & Wireless Optus Ltd.
            (Other Telephone/Communication) ...................... $   1,211,518
Austria -- 1.5%
     16,900 Bank Austria AG (Non-U.S. Banks) .....................       889,951
Canada -- 3.7%
     32,900 AT&T Canada, Inc.+
            (Other Telephone/Communication) ......................     2,102,516
Finland -- 1.5%
      9,680 Nokia Oyj, Class A
            (Telecommunications Equipment) .......................       849,579
France -- 13.4%
     59,600 Air France#+ (Airlines) ..............................     1,064,638
     36,300 Alstom+ (Electrical Products) ........................     1,143,183
      9,630 Banque Nationale de Paris
            (Non-U.S. Banks) .....................................       803,428
      7,470 Cap Gemini S.A.# (EDP Services) ......................     1,175,479
      9,070 Coflexip S.A. (Metal Fabrications) ...................       779,652
     10,970 Total S.A., Class B+
            (Oil Refining/Marketing) .............................     1,417,011
     15,728 Vivendi+ (Non-U.S. Utilities) ........................     1,275,643
                                                                   -------------
                                                                       7,659,034
Germany -- 4.1%
      7,160 Mannesmann AG (Cellular Telephone) ...................     1,069,771
     21,380 Veba AG (Non-U.S. Utilities) .........................     1,258,322
                                                                   -------------
                                                                       2,328,093
Italy -- 3.5%
     74,900 Banca Lombarda SpA (Non-U.S. Banks) ..................       922,406
    240,300 Monte dei Paschi di Siena SpA+
            (Non-U.S. Banks) .....................................     1,057,739
                                                                   -------------
                                                                       1,980,145
Japan -- 7.4%
     25,300 Aiwa Company Ltd.
            (Consumer Electronics/Appliances) ....................       837,263
    139,000 Hitachi Ltd. (Electrical Products) ...................     1,305,246
    255,000 Nissan Motor Company (Motor Vehicles) ................     1,219,409
      8,000 Sony Corporation
            (Consumer Electronics/Appliances) ....................       863,738
                                                                   -------------
                                                                       4,225,656
Netherlands -- 7.7%
     11,600 Equant N.V.+
            (Other Telephone/Communication) ......................     1,091,850
     23,415 Koninklijke KPN N.V.
            (Other Telephone/Communication) ......................     1,100,056
     29,600 Libertel N.V.+ (Cellular Telephone) ..................       580,704
     33,852 Ordina Beheer N.V.+ (EDP Services) ...................       978,705
     12,500 United Pan-Europe Communications
            N.V.+ (Cable Television) .............................       678,899
                                                                   -------------
                                                                       4,430,214
Portugal -- 1.5%
      6,700 Telecel-Comunicacoes Pessoais S.A.
            (Cellular Telephone) .................................       864,757
Russia -- 2.2%
     15,600 Global TeleSystems Group, Inc.+
            (Other Telephone/Communication) ......................     1,263,112
Spain -- 7.5%
     33,700 Argentaria S.A. (Non-U.S. Banks) .....................       768,661
    108,600 Banco Santander Central Hispano S.A.
            (Non-U.S. Banks) .....................................     1,132,558
     22,500 Baron de Ley S.A. (Alcoholic Beverages) ..............       775,958
     21,386 Telefonica de Espana S.A.+
            (Other Telephone/Communication) ......................     1,031,452
     28,000 Telefonica Publicidad e Informacion S.A.+
            (Advertising) ........................................       559,433
                                                                   -------------
                                                                       4,268,062
Sweden -- 1.7%
     31,800 Enator AB# (EDP Services) ............................       957,492
Switzerland -- 3.2%
        311 Julius Baer Holding AG
            (Non-U.S. Banks) .....................................       887,884
      2,530 Swisscom AG
            (Other Telephone/Communication) ......................       953,825
                                                                   -------------
                                                                       1,841,709
Taiwan -- 2.0%
    124,000 Hon Hai Precision Industry+
            (Electronic Components) ..............................     1,120,991
United Kingdom -- 18.2%
     53,100 Alliance & Leicester PLC (Non-U.S. Banks) ............       717,013
     30,800 Barclays PLC (Non-U.S. Banks) ........................       897,380
     80,000 British Airways PLC (Airlines) .......................       553,373
      9,600 Colt Telecom Group PLC+
            (Other Telephone/Communication) ......................       202,016
     13,200 Colt Telecom Group PLC, ADR+
            (Other Telephone/Communication) ......................     1,134,788
     92,700 Diageo PLC (Alcoholic Beverages) .....................       975,359
     26,600 Glaxo Wellcome PLC
            (Major Pharmaceuticals) ..............................       739,343
     23,300 HSBC Holdings PLC
            (Diversified Financial Services) .....................       825,881
     36,700 Lloyds TSB Group PLC
            (Diversified Financial Services) .....................       499,615
     52,630 National Express Group PLC (Railroads) ...............       840,596
     88,400 Orange PLC (Cellular Telephone) ......................     1,294,771

The accompanying notes are an integral part of these financial statements.

=========================
   The Montgomery Funds
-------------------------
Global Opportunities Fund
-------------------------
      Investments


Shares                                                            Value (Note 1)
COMMON STOCKS -- continued

United Kingdom -- continued
     44,439 Railtrack Group PLC (Railroads) ....................... $    909,207
      4,050 Vodafone Group PLC, ADR
            (Other Telephone/Communication) .......................      797,850
                                                                    ------------
                                                                      10,387,192
United States -- 13.9%
     13,500 BMC Software, Inc.+ (Computer Software) ...............      728,578
     21,500 Carrier Access Corporation#+
            (Telecommunications Equipment) ........................      941,297
     13,100 Cisco Systems, Inc.+
            (Computer Communications) .............................      843,722
     16,800 Estee Lauder Companies, Class A
            (Package Goods/Cosmetics) .............................      842,100
      9,075 Lucent Technologies, Inc.
            (Telecommunications Equipment) ........................      611,995
     17,400 MCI WorldCom, Inc.+
            (Major U.S. Telecommunications) .......................    1,496,944
      4,300 New Era of Networks, Inc.
            (Computer Software) ...................................      188,797
      9,300 Project Software & Development, Inc.+
            (Computer Software) ...................................      288,881
     20,500 Seagate Technology, Inc.+
            (EDP Peripherals) .....................................      525,313
     26,000 Sprint Corporation+
            (Major U.S. Telecommunications) .......................    1,485,250
                                                                    ------------
                                                                       7,952,877

TOTAL COMMON STOCKS
(Cost $46,030,130) ................................................   54,332,898
                                                                    ------------
PREFERRED STOCK -- 1.7%
Germany -- 1.7%
        400 Porsche AG (Motor Vehicles)
            (Cost $968,380) .......................................      941,682
                                                                    ------------
TOTAL SECURITIES
(Cost $46,998,510) ................................................   55,274,580
                                                                    ------------
Principal Amount
REPURCHASE AGREEMENTS -- 4.0%
$ 2,303,000 Agreement with Prudential Securities,
            Tri-Party, 5.100% dated 06/30/99, to be
            repurchased at $2,303,322 on 07/01/99,
            collateralized by $2,349,064 market value
            of U.S. government and mortgage-backed
            securities, having various maturities and
            interest rates
            (Cost $2,303,000) .....................................    2,303,000
                                                                    ------------
TOTAL INVESTMENTS -- 100.8%
(Cost $49,301,510*) ............................................... $ 57,577,580

OTHER ASSETS AND LIABILITIES -- (0.8)%
(Net) .............................................................    (432,040)
                                                                    ------------
NET ASSETS -- 100.0% .............................................. $ 57,145,540
                                                                    ============

*   Aggregate cost for federal tax purposes $49,290,216.
# All or a portion of this security is on loan at June 30, 1999 (see note 4 to Financial Statements).
+   Non-income-producing security.

Abbreviations
ADR   American Depositary Receipt
ORD   Ordinary

The accompanying notes are an integral part of these financial statements.

                                                          =====================
                                                          The Montgomery Funds
                                                          ---------------------
                                                          Global Communications
                                                                  Fund
                                                          ---------------------
                                                           Portfolio Highlights

INVESTMENT REVIEW

Q: How did the Fund perform in the financial year ended June 30, 1999?

A: The Fund returned 31.7% for the 12-month period ended June 30, 1999 due to particularly strong performance in the latter half of the financial year. Despite this solid absolute performance, however, the Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Telecommunications Index, which returned 38.2% for the same period.

During the global equity markets' sell-off in August and September 1998, the Fund's exposure to wireless companies proved disadvantageous, as wireless stocks corrected more sharply than those of other communications companies. Although the Fund's positioning in wireless companies hurt relative performance in the short run, we believed its wireless holdings to be well-managed, fundamentally sound companies with excellent long-term growth prospects. Our faith in this industry proved justified as the markets began to recover, and wireless stocks were among the best performers.

Q: What factors contributed positively to performance?

A: Throughout the period, the Fund benefited from strong investor interest in the communications sector. Although wireless stocks underperformed during the global market correction, they have rebounded strongly from their lows and have recorded positive gains for the year. We were particularly pleased with the performance of several of our holdings such as Vodafone/AirTouch (1.5% of net assets as of 6/30/99) and Nokia Oyj (1.5% of net assets as of 6/30/99).

Q: Were there any disappointments?

A: There were two areas in which we believe we missed opportunities during the financial year. The Fund had low exposures to both the emerging markets and the U.S. cable TV industry. As a result, we did not benefit from the sharp recovery of the emerging markets during the first half of 1999. We continue to seek emerging markets companies with attractive fundamental outlooks and will add emerging markets stocks that we believe will be positive contributors to the Fund.

Cable TV stocks also rallied strongly in the first quarter of 1999, as investors were attracted to companies trying to reinvent themselves as alternative telecommunications providers. Although the Fund's underweighting in cable stocks detracted from relative performance during the first quarter, valuations of cable stocks have since fallen. Concern about new regulations that could force cable operators to make their newly built-out networks available to competing firms on an "unbundled" basis--in other words, to allow any competing company who wants access to the network to use it-- has made cable companies appear less attractive.

We believe that the regulatory issue will likely be resolved in an equitable manner and, given the pullback in valuations, we are considering an increase in our exposure to U.S. cable stocks. We are particularly interested in companies that can combine

================================================================================
                             PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

Oscar Castro, CFA...................................... Senior Portfolio Manager

================================================================================
                               FUND PERFORMANCE
--------------------------------------------------------------------------------
                         Average annual total returns
                         for the period ended 6/30/99
--------------------------------------------------------------------------------

                                  Montgomery
                          Global Communications Fund
Since inception (6/1/93)................................................ 21.71%
One year................................................................ 31.66%
Five years.............................................................. 22.79%
--------------------------------------------------------------------------------
                         MSCI Telecommunications Index
Since 5/31/93........................................................... 17.99%
One year................................................................ 38.24%
Five years.............................................................. 21.17%
--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

                        Growth of a $10,000 Investment

                           [LINE GRAPH APPEARS HERE]

           Montgomery
            Global               MSCI                Lipper
         Communications    Telecommunications  Telecommunications
  Date       Fund               Index/1/         Funds Average/2/
  ----       ----               --------         ----------------
   6/93     $10,375           $10,222.42           $10,453.97
   7/93      10,625            10,322.50            10,754.21
   8/93      11,675            10,926.62            11,538.95
   9/93      12,017            10,753.92            11,643.76
  10/93      12,867            11,224.74            12,034.04
  11/93      12,067            10,633.67            11,360.88
  12/93      13,483            10,826.21            11,842.93
   1/94      14,050            11,289.13            12,245.83
   2/94      13,558            10,524.82            11,789.47
   3/94      12,558            10,179.59            11,272.63
   4/94      12,742            10,495.95            11,491.94
   5/94      12,608            10,540.39            11,457.14
   6/94      11,833            10,474.40            11,341.20
   7/94      12,342            10,772.38            11,832.70
   8/94      13,217            11,096.25            12,191.48
   9/94      12,950            10,762.79            11,942.34
  10/94      13,117            10,984.54            12,198.77
  11/94      12,068            10,218.92            11,646.41
  12/94      11,675            10,178.04            11,520.18
   1/95      11,007            10,394.72            11,525.91
   2/95      10,982            10,376.05            11,426.82
   3/95      11,241            10,567.71            11,467.08
   4/95      11,700            10,692.30            11,869.62
   5/95      12,260            10,844.01            12,005.18
   6/95      12,878            11,012.18            12,580.47
   7/95      13,571            11,262.25            13,405.51
   8/95      13,596            11,507.81            13,770.25
   9/95      14,297            12,184.28            14,104.30
  10/95      13,629            12,031.70            13,553.11
  11/95      13,763            12,101.60            13,831.37
  12/95      13,646            12,471.68            14,243.71
   1/96      13,947            12,681.42            14,534.61
   2/96      14,064            12,569.04            14,410.07
   3/96      14,180            12,376.44            14,332.34
   4/96      15,158            12,767.54            15,214.74
   5/96      15,124            12,627.66            15,517.57
   6/96      15,074            12,589.88            15,350.74
   7/96      14,172            11,739.67            14,016.27
   8/96      14,456            11,792.36            14,326.09
   9/96      14,932            11,926.72            14,626.12
  10/96      14,499            12,157.20            14,437.30
  11/96      15,107            12,812.85            15,068.48
  12/96      14,740            13,098.04            14,998.14
   1/97      15,497            13,224.07            15,631.18
   2/97      15,180            13,363.43            15,432.16
   3/97      14,863            12,939.91            14,520.67
   4/97      15,189            13,079.18            14,949.77
   5/97      16,440            13,876.96            16,359.27
   6/97      17,250            14,462.94            17,302.49
   7/97      18,271            14,723.79            18,236.38
   8/97      17,118            13,799.20            17,269.87
   9/97      18,297            14,732.82            19,051.34
  10/97      16,862            14,516.83            18,227.38
  11/97      16,792            15,485.77            18,938.50
  12/97      17,074            16,052.89            19,079.86
   1/98      17,940            16,979.46            20,021.78
   2/98      21,559            17,646.00            21,298.62
   3/98      23,675            19,178.56            23,465.40
   4/98      24,289            18,974.30            23,214.86
   5/98      23,905            19,031.81            22,343.53
   6/98      25,090            19,789.20            23,381.86
   7/98      26,581            20,948.95            23,995.97
   8/98      20,221            19,019.91            19,752.23
   9/98      20,023            19,422.47            20,896.55
  10/98      22,436            20,738.09            22,552.31
  11/98      24,388            21,673.58            24,084.58
  12/98      26,459            24,044.69            27,874.81
   1/99      29,757            26,376.91            30,256.00
   2/99      28,190            26,087.64            29,085.00
   3/99      28,957            25,377.72            31,490.00
   4/99      30,231            26,204.00            33,338.00
   5/99      30,035            26,253.68            32,962.00
   6/99      33,034            27,355.60            35,365.00

(1) The Morgan Stanley Capital International Telecommunications Index is a capitalization-weighted index comprising equity securities of communications companies in developed countries worldwide.

(2) The Lipper Telecommunication Funds Average universe consists of six funds.

=====================
 The Montgomery Funds
---------------------
Global Communications
       Fund
---------------------
 Portfolio Highlights

================================================================================
                               TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                   (as a percentage of total net assets)
AT&T Canada, Inc. .......................................................  3.3%
Global TeleSystems Group, Inc. ..........................................  3.1%
MCI WorldCom, Inc. ......................................................  2.8%
Cable & Wireless Optus Ltd. .............................................  2.6%
Esat Telecom Group PLC, ADR .............................................  2.5%
Sprint Corporation ......................................................  2.3%
Vivendi .................................................................  2.3%
Cap Gemini S.A. .........................................................  2.3%
Hitachi Ltd. ............................................................  2.3%
Sony Corporation ........................................................  2.2%

================================================================================
                              TOP FIVE COUNTRIES
--------------------------------------------------------------------------------
                    (as a percentage of total net assets)
United States ........................................................... 24.4%
United Kingdom .......................................................... 11.2%
Netherlands .............................................................  7.7%
Japan ...................................................................  6.0%
France ..................................................................  4.5%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Funds whose investments are concentrated in a specific industry or sector are subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors. In addition, technology securities tend to be relatively volatile as compared with other types of investments.

content ownership with efficient network distribution in order to succeed in an increasingly competitive environment.

Q: What trends are currently driving growth in the communications market?

A: The themes that currently dominate the communications sector are deregulation, merger and acquisition (M&A) activity, and increasing demand for broadband services that can transmit large volumes of data. We expect deregulation to continue to drive growth, as regulatory barriers that previously prevented competition are removed. The combination of regulatory reform and technological advancement make further convergence likely among cable companies, Internet service providers and telecommunications companies. The convergence of voice and data communications services makes additional M&A activity likely, particularly in Europe.

Q: How is the Fund positioned to take advantage of these trends?

A: Our current portfolio of stocks is broad based and includes exposure to such industry leaders as MCI WorldCom (2.8% of net assets as of 6/30/99); well-managed new entrants such as U.K.-based Colt Telecom (2.4% of net assets as of 6/30/99); equipment providers set to benefit from broadband network expansion, such as Cisco Systems; and innovative, less well known companies such as ADC Telecommunications (1.1% of net assets as of 6/30/99).

We expect that many communications companies will encounter some significant management challenges as they branch out into unfamiliar territory. In view of this, we will continue to focus on companies with strong management teams that we perceive to be better equipped to manage the pace of growth and industry change.

                                                           =====================
                                                            The Montgomery Funds
                                                           ---------------------
                                                           Global Communications
                                                                    Fund
                                                           ---------------------
                                                                Investments

PORTFOLIO INVESTMENTS

June 30, 1999

Shares                                                            Value (Note 1)
COMMON STOCKS -- 87.9%
Australia -- 2.6%
   4,065,800 Cable & Wireless Optus Ltd.
             (Other Telephone/Communication) ..................... $   9,222,602
Canada -- 3.3%
     182,100 AT&T Canada, Inc.+
             (Other Telephone/Communication) .....................    11,637,328
Denmark -- 1.7%
     249,900 Navision Software AS+
             (Computer Communications) ...........................     6,142,351
Finland-- 3.4%
     103,800 Helsinki Telephone
             (Other Telephone/Communication) .....................     4,930,200
      59,160 Nokia Oyj
             (Telecommunications Equipment) ......................     5,192,260
     144,000 Perlos Oyj+ (Semiconductors) ........................     2,111,350
                                                                   -------------
                                                                      12,233,810
France -- 4.5%
      51,190 Cap Gemini S.A. (EDP Services) ......................     8,055,258
      99,799 Vivendi+ (Non-U.S. Utilities) .......................     8,094,345
                                                                   -------------
                                                                      16,149,603
Germany -- 4.1%
      49,060 Mannesmann AG (Cellular Telephone) ..................     7,330,024
     122,600 Veba AG (Non-U.S. Utilities) ........................     7,215,637
                                                                   -------------
                                                                      14,545,661
Greece -- 1.2%
     185,900 STET Hellas Telecommunications S.A.,
             ADR+ (Other Telephone/Communication) ................     4,159,513
Ireland -- 2.5%
     203,100 Esat Telecom Group PLC, ADR+
             (Other Telephone/Communication) .....................     8,885,625
Japan -- 6.0%
     158,600 Aiwa Company Ltd.
             (Consumer Electronics/Appliances) ...................     5,248,614
     851,000 Hitachi Ltd.
             (Diversified Electronics Products) ..................     7,991,106
      73,000 Sony Corporation
             (Consumer Electronics/Appliances) ...................     7,881,609
                                                                   -------------
                                                                      21,121,329
Korea -- 1.5%
     130,500 Korea Telecom Corporation, ADR+
             (Other Telephone/Communication) .....................     5,220,000
Netherlands -- 7.7%
      75,000 Equant N.V.+
             (Other Telephone/Communication) .....................     7,059,375
     140,169 Koninklijke KPN, N.V.
             (Other Telephone/Communication) .....................     6,585,257
     181,800 Libertel N.V.+ (Cellular Telephone) .................     3,566,620
     209,560 Ordina Beheer N.V.+ (EDP Services) ..................     6,058,648
      75,200 United Pan-Europe Communications
             N.V.+ (Cable Television) ............................     4,084,256
                                                                   -------------
                                                                      27,354,156
New Zealand -- 1.5%
   1,244,600 Telecom Corporation of New Zealand
             Ltd.# (Other Telephone/Communication) ...............     5,344,066
Portugal -- 1.4%
      38,800 Telecel-Comunicacoes Pessoais S.A.
             (Cellular Telephone) ................................     5,007,847
Russia-- 3.1%
     134,780 Global TeleSystems Group, Inc.+
             (Other Telephone/Communication) .....................    10,912,968
     200,000 Russian Telecommunication Development
             Corporations.(s)(a)
             (Other Telephone/Communication) .....................       109,597
                                                                   -------------
                                                                      11,022,565
South Africa -- 0.9%
     683,492 Dimensions Data Holding Ltd.
             (EDP Services) ......................................     3,024,151
Spain-- 1.5%
     109,187 Telefonica de Espana S.A.+
             (Other Telephone/Communication) .....................     5,266,113
Sweden -- 1.9%
     228,000 Enator AB (EDP Services) ............................     6,865,037
Switzerland -- 1.6%
      15,175 Swisscom AG
             (Other Telephone/Communication) .....................     5,721,064
Taiwan -- 1.9%
     755,000 Hon Hai Precision Industry+
             (Electronic Data Processing) ........................     6,825,387
United Kingdom-- 11.2%
      77,400 Colt Telecom Group PLC
             (Other Telephone/Communication) .....................     1,628,754
      79,900 Colt Telecom Group PLC, ADR+
             (Other Telephone/Communication) .....................     6,868,903
     530,400 Orange PLC (Cellular Telephone) .....................     7,768,624
     375,190 Pearson PLC
             (Financial Publishing/Services) .....................     7,705,857
     635,900 Securicor Group PLC
             (Cellular Telephone) ................................     5,607,372
     693,200 The Future Network PLC+ (Media) .....................     4,620,021
      27,350 Vodafone Group PLC, ADR
             (Other Telephone/Communication) .....................     5,387,950
                                                                   -------------
                                                                      39,587,481

The accompanying notes are an integral part of these financial statements.

=====================
 The Montgomery Funds
---------------------
Global Communications
       Fund
---------------------
    Investments

Shares                                                            Value (Note 1)
COMMON STOCKS -- continued

United States -- 24.4%
     84,900 ADC Telecommunications, Inc.+
            (Telecommunications Equipment) ....................... $   3,865,603
     41,200 At Home Corporation+ (Internet Services) .............     2,223,513
     59,200 AT&T Corporation
            (Major U.S. Telecommunications) ......................     3,304,100
    153,800 Atmel Corporation+ (Semiconductors) ..................     4,022,831
     87,300 Bell Atlantic Corporation
            (Major U.S. Telecommunications) ......................     5,707,238
     81,100 BMC Software, Inc.+ (Computer Software) ..............     4,376,866
    129,000 Carrier Access Corporation+
            (Telecommunications Equipment) .......................     5,647,781
     82,678 Cisco Systems, Inc.+
            (Computer Communications) ............................     5,324,980
    100,650 Covad Communications Group, Inc.+
            (Other Telephone/Communication) ......................     5,362,758
    256,900 Fox Entertainment Group, Inc.+
            (Media Conglomerates) ................................     6,920,244
     65,340 Lucent Technologies, Inc.
            (Telecommunications Equipment) .......................     4,406,366
    116,048 MCI WorldCom, Inc.+
            (Major U.S. Telecommunications) ......................     9,983,754
    108,700 McLeod USA, Inc., Class A+
            (Other Telephone/Communication) ......................     5,971,706
     26,300 New Era of Networks, Inc.
            (Computer Software) ..................................     1,154,734
     57,900 Project Software & Development, Inc.+
            (Computer Software) ..................................     1,798,519
     98,800 SBC Communications, Inc.
            (Other Telephone/Communication) ......................     5,730,400
     99,000 Seagate Technology, Inc.
            (EDP Peripherals) ....................................     2,536,875
    144,700 Sprint Corporation+
            (Major U.S. Telecommunications) ......................     8,265,987
                                                                   -------------
                                                                      86,604,255

TOTAL COMMON STOCKS
(Cost $236,520,128) ..............................................   311,939,944
                                                                   -------------
PREFERRED STOCKS -- 0.0%@
Brazil -- 0.0%@
    200,650 Telecomunicacoes de Minas Gerais-
            Telemig, Series B
            (Other Telephone/Communication)
            (Cost $0) ............................................         4,978
                                                                   -------------
TOTAL SECURITIES
(Cost $236,520,128) ..............................................   311,944,922
                                                                   -------------

Principal Amount                                                  Value (Note 1)
REPURCHASE AGREEMENTS -- 11.4%
$ 40,277,000 Agreement with Prudential Securities,
             Tri-Party, 5.100% dated 06/30/99, to be
             repurchased at $40,282,628 on 07/01/99,
             collateralized by $41,082,604 market value
             of U.S. government and mortgage-backed
             securities, having various maturities and
             interest rates
             (Cost $40,277,000) .................................. $  40,277,000
                                                                   -------------
TOTAL INVESTMENTS -- 99.3%
(Cost $276,797,128*) .............................................   352,221,922

OTHER ASSETS AND LIABILITIES -- 0.7%
(Net).............................................................     2,508,263
                                                                   -------------

NET ASSETS -- 100.0% ............................................. $ 354,730,185
                                                                   =============

*   Aggregate cost for federal tax purposes $276,742,221.
(S) Valued in good faith at fair value using procedures approved by the Board of Trustees.
# All or a portion of this security on loan at June 30, 1999 (see note 4 to Financial Statements).
+   Non-income-producing security.
@   Amount represents less than 0.1%.
(a) Restricted security: At June 30, 1999 the Fund owned the following restricted security constituting 0.03% of net assets which may not be publicly sold without registration under Securities Act of 1933 (Note 1). Additional information on the security is as follows:

Russian Telecommunication Development Corporation

                                                                       Value per
Acquisition Date                           Shares            Cost        Share
--------------------------------------------------------------------------------
12/22/97                                   200,000        $2,000,000     $0.55

Abbreviations
ADR   American Depositary Receipt
ORD   Ordinary

The Montgomery Global Communications Fund concentrates its investments in the global communications industry. Because of this concentration, the value of this Fund's shares may vary in response to factors affecting the global communications industry and therefore may be more volatile than those of investment companies that do not similarly concentrate their investments. The global communications industry may be subject to greater changes in governmental policies and governmental regulation than many other industries, and regulatory approval requirements may materially affect the products and services of this industry.

The accompanying notes are an integral part of these financial statements.

                                                           =====================
                                                            The Montgomery Funds
                                                           ---------------------
                                                           Emerging Markets Fund
                                                           ---------------------
                                                            Portfolio Highlights


INVESTMENT REVIEW

Q: How did the Fund perform during the year ended June 30, 1999?

A: In an extremely challenging year for emerging markets, the Fund returned 3.9% versus a 28.7% return for the benchmark Morgan Stanley Capital International
(MSCI) Emerging Markets Free Index. Although this underperformance is disappointing, the Fund lost most ground during the difficult market conditions in the second half of 1998. We are pleased to report that by the end of June, our relative performance against the benchmark improved considerably.

Q: What factors contributed to these results?

A: There were a couple of factors. First, the Fund's bias toward small- and mid-cap stocks placed it in a much more vulnerable position than many of its peers during the severe correction in global markets and the subsequent "flight to quality." Smaller-cap companies felt the most severe impact of such capital outflows, as investors who remained in the emerging markets sought the relative safety of large-cap, highly liquid securities.

Second, our cautious approach to the rebounding markets of South Korea and Indonesia meant that we did not fully participate in these markets' fourth-quarter 1998 rally, detracting from relative returns. In our view, because of the tentative nature of the Korean recovery and political upheaval in Indonesia, the inherent risks outweighed the potential rewards.

A much more benign investment environment for most of the latter half of the financial year proved more favorable to the Fund's performance. Our strategy maintains its slight bias toward small- and mid-cap companies. We believe that by identifying smaller, well-managed, fundamentally sound and attractively valued companies before the rest of the market recognizes their potential we can add value to the Fund. Interest in such stocks is beginning to improve, especially in Asia, where market liquidity has improved considerably in recent months. In addition, the Fund's overweight position in the outperforming Pacific Rim markets, specifically in South Korea and Thailand in the three months ended June 30, 1999, contributed to strong returns and a considerable improvement in the Fund's relative performance against both its benchmark and its peers.

Q: You mentioned the recovery in Asian markets as a contributing factor to improved performance. Were there any other trends that increased returns over the period?

A: The recovery in commodity prices during the final three months of the financial year proved beneficial to the emerging markets in general--which tend to be large exporters of primary products such as metals and oil--and to the Fund's performance. Recognizing the potential for a rebound in this sector at the end of March, we increased the Fund's exposure to companies that would profit from such a recovery. As a result, 57% of the portfolio holdings were in countries likely to benefit from this trend by June 30, 1999.

================================================================================
                             PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

Josephine Jimenez, CFA .................................  Sr. Portfolio Manager
Bryan Sudweeks,
Ph.D.,CFA ..............................................  Sr. Portfolio Manager
Frank Chiang ...........................................  Portfolio Manager

================================================================================
                               FUND PERFORMANCE
--------------------------------------------------------------------------------
                         Average annual total returns
                         for the period ended 6/30/99
--------------------------------------------------------------------------------
                       Montgomery Emerging Markets Fund
Since inception (3/1/92) ..............................................   1.93%
One year ..............................................................   3.85%
Five years ............................................................  (3.82)%
--------------------------------------------------------------------------------
                       MSCI Emerging Markets Free Index
Since 3/1/92 ..........................................................   5.07%
One year ..............................................................  28.71%
Five years ............................................................  (0.83)%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

Growth of a $10,000 Investment

                           [LINE GRAPH APPEARS HERE]

                      Montgomery     MSCI                     Lipper
                       Emerging    Emerging                  Emerging
                       Markets     Markets                    Markets
          Date          Fund      Free Index/1/            Funds Average/1/
           2/92        10,000     10,000.00        10,000     10,000.00
           3/92         9,970     10,338.49        10,073      9,964.65
           4/92        10,010     10,266.75         9,908     10,114.17
           5/92        10,140     10,229.72         9,614     10,379.93
           6/92         9,960      9,215.03         9,247     10,184.29
           7/92         9,750      9,315.26         8,854      9,916.73
           8/92         9,620      8,880.95         8,677      9,682.22
           9/92         9,570      8,911.25         8,485      9,570.51
          10/92         9,950      9,388.03         8,915      9,732.72
          11/92         9,880      9,286.77         8,813      9,589.49
          12/92        10,031      9,559.99         8,951      9,639.89
           1/93        10,242      9,606.09         8,891      9,867.28
           2/93        10,342      9,767.18         9,313     10,313.37
           3/93        10,482     10,090.13         9,500     10,523.51
           4/93        10,702     10,322.17         9,669     10,973.89
           5/93        10,922     10,609.82         9,745     11,292.26
           6/93        11,083     10,924.56         9,955     11,373.58
           7/93        11,263     11,213.06        10,096     11,572.56
           8/93        11,934     12,159.89        10,558     12,490.06
           9/93        12,324     12,604.56        10,908     12,741.52
          10/93        13,295     13,735.53        11,795     13,846.62
          11/93        13,689     14,343.35        12,572     14,420.62
          12/93        15,916     16,714.06        14,993     16,749.29
           1/94        16,110     17,018.36        15,439     17,100.33
           2/94        15,609     16,715.61        14,913     16,634.48
           3/94        14,445     15,202.91        13,674     15,168.89
           4/94        14,373     14,898.87        13,751     14,881.64
           5/94        14,731     15,408.80        14,113     15,169.18
           6/94        13,975     14,984.07        13,853     14,424.52
           7/94        14,782     15,915.62        14,733     15,280.65
           8/94        16,212     17,891.12        16,336     16,717.19
           9/94        16,437     18,094.42        16,849     16,909.57
          10/94        16,365     17,768.11        16,492     16,530.75
          11/94        15,591     16,844.06        15,786     15,717.78
          12/94        14,687     15,491.41        14,914     14,573.25
           1/95        13,170     13,843.26        13,218     13,170.26
           2/95        13,191     13,488.10        13,053     13,113.58
           3/95        13,105     13,573.79        13,000     13,162.65
           4/95        13,331     14,182.73        13,205     13,559.57
           5/95        14,160     14,937.25        13,704     14,165.12
           6/95        14,170     14,981.43        13,678     14,196.34
           7/95        14,569     15,317.71        13,938     14,697.81
           8/95        13,998     14,956.90        13,395     14,343.77
           9/95        13,837     14,885.92        13,477     14,357.03
          10/95        13,320     14,316.08        13,079     13,712.42
          11/95        12,912     14,060.78        12,707     13,467.78
          12/95        13,353     14,684.40        13,076     13,979.56
           1/96        14,235     15,728.20        13,749     15,391.52
           2/96        13,912     15,478.12        13,663     15,197.02
           3/96        14,170     15,598.68        13,879     15,262.52
           4/96        14,891     16,222.36        14,913     15,814.51
           5/96        15,160     16,149.92        14,626     15,920.64
           6/96        15,268     16,250.77        14,840     15,938.37
           7/96        14,321     15,140.13        13,914     14,974.68
           8/96        14,773     15,527.67        14,224     15,426.63
           9/96        14,870     15,662.18        14,351     15,609.46
          10/96        14,555     15,244.47        14,031     15,191.11
          11/96        14,879     15,499.91        14,232     15,628.45
          12/96        14,998     15,570.01        14,107     15,814.98
           1/97        16,155     16,632.04        15,056     16,944.61
           2/97        16,685     17,344.31        15,740     17,594.47
           3/97        16,296     16,888.71        15,461     16,960.72
           4/97        16,306     16,918.55        15,464     16,838.31
           5/97        16,912     17,402.76        15,718     17,341.59
           6/97        18,220     18,344.11        16,522     17,922.09
           7/97        18,869     18,607.79        16,782     18,447.45
           8/97        16,847     16,239.97        14,965     16,156.64
           9/97        17,518     16,689.94        15,036     16,771.74
          10/97        14,468     13,951.33        12,747     13,848.22
          11/97        13,982     13,442.28        12,012     13,190.43
          12/97        14,527     13,766.21        12,055     13,297.36
           1/98        12,853     12,686.53        11,368     12,160.16
           2/98        13,729     14,010.69        12,539     13,288.30
           3/98        14,145     14,618.70        12,943     13,763.63
           4/98        14,302     14,459.45        12,839     13,881.30
           5/98        12,437     12,477.92        11,311     12,053.34
           6/98        11,078     11,169.03        10,146     10,967.42
           7/98        11,606     11,523.16        10,437     11,261.67
           8/98         8,067      8,191.36         7,784      8,003.58
           9/98         8,348      8,710.98         8,170      8,309.40
          10/98         8,741      9,628.26         9,005      9,109.88
          11/98         9,493     10,429.02         9,678      9,702.50
          12/98         8,965     10,277.88         9,515      9,573.32
           1/99         8,594     10,112.00         8,594      9,803.00
           2/99         8,314     10,210.00         8,314      9,743.00
           3/99         9,449     11,556.00         9,449     10,829.00
           4/99        10,325      9,433.00        10,595     12,254.00
           5/99        10,798      9,378.00        10,382     12,106.00
           6/99        14,375     12,901.00        11,505     11,505.00

(1) The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.

(2) The Lipper Emerging Markets Funds Average universe consists of seven funds.

=====================
 The Montgomery Funds
---------------------
Emerging Markets Fund
---------------------
 Portfolio Highlights

================================================================================
                               TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                   (as a percentage of total net assets)

Samsung Electronics Company .............................................   3.3%
Telefonos de Mexico S.A., ADR ...........................................   3.2%
Korea Electric Power Corporation, ADR ...................................   2.4%
Korea Telecom Corporation ...............................................   2.1%
Samsung Display Devices Company .........................................   2.0%
Hon Hai Precision Industry ..............................................   1.9%
Synnex Technology International Corporation .............................   1.9%
Egyptian Mobile Phone Network ...........................................   1.8%
STET Hellas Telecommunications S.A., ADR ................................   1.7%
Petroleo Brasileiro S.A. ................................................   1.6%

================================================================================
                              TOP FIVE COUNTRIES
--------------------------------------------------------------------------------
                    (as a percentage of total net assets)

Korea ...................................................................  15.5%
Brazil ..................................................................  10.9%
Mexico ..................................................................  11.0%
South Africa ............................................................   9.5%
India ...................................................................   7.4%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

There were a number of stocks across the emerging markets regions that boosted performance. These included low-cost copper producer Grupo Mexico (0.5% of net assets as of 6/30/99) and South Africa's Anglo American Platinum (0.7% of net assets as of 6/30/99).

Q: Where do you believe that the best opportunities are likely to be in the emerging markets in the coming year?

A: We are confident that the recovery we have seen in the emerging markets since the beginning of 1999 is likely to continue. We are especially optimistic about the prospects for Asia. The economic fundamentals of the region continue to improve, and significant progress has been made in bank reform and corporate restructuring. Although Asian markets appreciated rapidly during the second quarter, we believe that there are still some attractively valued companies whose potential has yet to be widely recognized. We particularly like the prospects for India and China. We believe that the combination of strong economic growth and a possible resolution of its conflict with Pakistan over Kashmir and may boost the Indian market. Selected Chinese stocks are likely to benefit from the country's possible entry into the World Trade Organization
(WTO).

Elsewhere, in Latin America we are optimistic about the outlook for the Brazilian market. Interest rates in Brazil have fallen, and inflation is running at a rate lower than even the most optimistic analysts had predicted at the beginning of the year. In view of such rapidly improving fundamentals, we believe Brazil will outperform. We also like the prospects for selected stocks in Egypt and South Africa.

Q: How is the Fund positioned to take advantage of any opportunities?

A: The Fund remains overweighted in Asia, specifically in South Korea and Thailand, but we are also researching opportunities in India and have begun to build positions in Chinese stocks that we believe may benefit from WTO membership.

In Latin America the Fund has an overweight position in Brazil, and we are looking for interesting opportunities in Chile. In the Middle East and Africa, we continue to like the prospects for the Fund's existing holdings in commodities stocks and Egyptian cellular phone services. We are optimistic that if we maintain our strong focus on asset allocation and good stock selection, we should continue to improve our relative performance against the benchmark.

                                                           =====================
                                                           The Montgomery Funds
                                                           ---------------------
                                                           Emerging Markets Fund
                                                           ---------------------
                                                                Investments

PORTFOLIO INVESTMENTS

June 30, 1999

Shares                                                            Value (Note 1)
COMMON STOCKS -- 84.6%
Argentina -- 0.6%
          68,149  Telefonica de Argentina ADR
                  (Other Telephone/Communication)................. $ 2,138,175
Brazil -- 2.3%
         159,200  Cia Cervejaria Brahma ADR
                  (Non-U.S. Utilities)............................   1,800,950
         238,100  Embratel Participacoes ADR
                  (Other Telephone/Communication).................   3,303,637
         155,800  Pao de Acucar, ADR (Casinos/Gambling)              2,911,513
                                                                   -----------
                                                                     8,016,100
Chile -- 0.5%
          67,674  Cia de Telecom Chile de S.A. ADR
                  (Other Telephone/Communication).................   1,674,932
China/Hong Kong -- 1.6%
         147,000  Cheung Kong (Holdings) Ltd.
                  (Real Estate)...................................   1,307,374
          15,600  China Telecom Ltd., ADR+
                  (Other Telephone/Communication).................     889,200
       2,350,000  Cosco Pacific Ltd. (Marine Transportation)......   1,953,714
          34,800  HSBC Holdings PLC (Non-U.S. Banks)..............   1,269,402
                                                                   -----------
                                                                     5,419,690
Czech Republic -- 0.5%
          54,520  Ceske Radiokomunikace, GDR+
                  (Other Telephone/Communication).................   1,880,940
Egypt -- 2.9%
          24,135  Al-Ahram Beverages Company
                  (Alcoholic Beverages)...........................   1,347,514
          77,000  Al-Ahram Beverages Company, GDR+
                  (Alcoholic Beverages)...........................   2,188,725
         283,333  Egyptian Mobile Phone Network
                  (Cellular Telephone)............................   6,385,098
             200  Tourah Portland Cement Company
                  (Building Materials)............................       3,515
                                                                   -----------
                                                                     9,924,852
Greece -- 3.2%
          81,663  Alpha Credit Bank (Non-U.S. Banks)..............   5,270,926
         255,100  STET Hellas Telecommunications S.A.,
                  ADR+ (Other Telephone/Communication)............   5,707,862
                                                                   -----------
                                                                    10,978,788
Hungary -- 1.8%
          45,610  Borsodchem Rt. (Paints/Coatings)................   1,113,337
          55,000  EGIS Rt. (Other Pharmaceuticals)................   1,317,515
         115,000  Mol Magyar Olaj-es Gazipari Rt.
                  (Integrated Oil Companies)......................   2,773,836
          28,190  OTP Bank Rt. (Non-U.S. Banks)...................   1,176,794
                                                                   -----------
                                                                     6,381,482
India -- 7.4%
         276,701  Bajaj Auto Ltd. (Motor Vehicles)................   3,448,802
             100  Bharat Petroleum Corporation Ltd.
                  (Oil Refining/Marketing)........................         606
             250  BSES Ltd. (Non-U.S. Utilities)+.................         859
             420  Castrol (India) Ltd.
                  (Oil Refining/Marketing)........................       4,018
             200  Cummins India Ltd.
                  (Auto Parts: O.E.M.)............................       1,930
         125,800  Dr. Reddy's Laboratories Ltd.
                  (Generic Drugs).................................   2,414,560
         311,000  Hindustan Petroleum Corporation Ltd.
                  (Oil Refining/Marketing)........................   1,780,521
          93,398  Housing Development and Finance
                  Corporation (Finance Companies).................   4,781,255
             240  Indian Hotels Company Ltd.
                  (Hotels/Resorts)................................       1,924
         220,103  ITC Ltd. (Diversified Manufacture)..............   5,555,186
         582,000  Mahanagar Telephone Nigam Ltd.
                  (Other Telephone/Communication).................   2,493,998
          79,800  Satyam Computer (Computer Software).............   2,331,123
             150  State Bank of India (Non-U.S. Banks)............         818
              10  Tata Engineering & Locomotive Company
                  (Motor Vehicles)................................          47
         201,500  Videsh Sanchar Nigam Ltd., GDR
                  (Other Telephone/Communication).................   2,581,719
                                                                   -----------
                                                                    25,397,366
Indonesia -- 2.1%
          91,000  Asia Pulp & Paper Company Ltd., ADR+
                  (Paper).........................................     875,875
          58,800  Gulf Indonesia Resources Ltd.+
                  (Other Metals/Minerals).........................     676,200
       4,035,000  PT Indah Kiat Pulp & Paper Corporation
                  (Paper).........................................   1,864,549
       1,308,000  PT Indofood Sukses Makmur Tbk+
                  (Food Distributors).............................   1,775,480
       3,834,000  PT Telekomunikasi Indonesia
                  (Other Telephone/Communication).................   2,214,585
                                                                   -----------
                                                                     7,406,689
Israel -- 3.1%
       2,060,000  Bank Leumi Le-Israel (Non-U.S. Banks)...........   3,894,788
         390,350  Bezeq Israeli Telecommunication
                  Corporation Ltd.
                  (Other Telephone/Communication).................   1,572,604
          33,300  Koor Industries Ltd.
                  (Multi-Sector Companies)........................   3,841,179
              49  Makhteshim-Agan Industries Ltd.+
                  (Speciality Chemicals)..........................         110

The accompanying notes are an integral part of these financial statements.

=====================
The Montgomery Funds
---------------------
Emerging Markets Fund
---------------------
    Investments


Shares                                                           Value (Note 1)
COMMON STOCKS -- continued
Israel -- continued
         446,256  Supersol Ltd. (Food Chains)..................... $ 1,311,489
                                                                   -----------
                                                                    10,620,170
Korea -- 15.5%
         140,000  Hyundai Motor Company (Motor Vehicles)..........   3,320,086
          88,000  Kookmin Bank (Non-U.S. Banks)...................   1,786,609
         401,700  Korea Electric Power Corporation, ADR
                  (Non-U.S. Utilities)............................   8,234,850
         111,100  Korea Telecom Corporation
                  (Other Telephone/Communication).................   7,371,473
          22,255  Korea Telecom Corporation, ADR+
                  (Other Telephone/Communication).................     890,200
         111,800  LG Chemical Ltd. (Major Chemicals)..............   3,042,505
          43,291  Pohang Iron & Steel Company Ltd.
                  (Steel/Iron Ore)................................   5,213,527
          71,400  Pohang Iron & Steel Company, ADS
                  (Steel/Iron Ore)................................   2,400,825
         125,000  Samsung Display Devices Company
                  (Industrial Specialties)........................   6,803,456
         104,309  Samsung Electronics Company
                  (Diversified Electronic Products)...............  11,444,702
              56  Samsung Electronics Ltd., GDR
                  (Diversified Electronic Products)...............       2,999
          52,744  Sindo Ricoh Company
                  (Office Equipment/Supplies).....................   2,825,165
                                                                   -----------
                                                                    53,336,397
Malaysia -- 3.0%
       4,000,000  Public Bank Berhad (Non-U.S. Banks).............   2,585,783
       1,487,000  Tenaga Nasional Berhad(Non-U.S.Utilities).......   2,910,403
       1,158,000  YTL Corporation Berhad
                  (Engineering and Construction)..................   2,072,205
       3,368,000  YTL Power International Berhad
                  (Non-U.S. Utilities)............................   2,742,254
                                                                   -----------
                                                                    10,310,645
Mexico -- 10.8%
         757,100  Carso Global Telecom, Series A1+
                  (Other Telephone/Communication).................   4,796,654
       1,093,952  Corporacion Interamericana
                  Entertainment S.A., Series B+
                  (Movies/Entertainment)..........................   3,558,275
         133,200  Fomento Economico Mexicano S.A. de
                  C.V. (Soft Drinks)..............................   5,311,350
         610,000  Grupo Carso S.A., Series A+ (Textiles)..........   2,828,929
       1,487,000  Grupo Financiero Banamex Accival S.A. de
                  C.V. Series B-Banacci+ (Non-U.S. Banks).........   3,755,768
         760,000  Grupo Industrial Bimbo S.A. de C.V.
                  (Specialty Foods/Candy).........................   1,685,663
         438,000  Grupo Mexico S.A.
                  (Other Metals/Minerals).........................   1,863,929
         466,600  Grupo Radio Central S.A. de C.V., ADR+
                  (Broadcasting)..................................   2,449,650
         138,600  Telefonos de Mexico S.A., ADR
                  (Other Telephone/Communication).................  11,200,612
                                                                   -----------
                                                                    37,450,830
Morocco -- 0.0%@
               2  Banque Marocaine du Commerce
                  Exterieur, GDR+ (Non-U.S. Banks)................          43
Pakistan -- 0.0%@
             333  Engro Chemical Pakistan
                  (Agricultural Chemicals)........................         469
Peru -- 1.2%
          18,500  Compania de Minas Buenaventura S.A.,
                  ADR (Precious Metals)...........................     283,281
          78,200  Credicorp Ltd. (Non-U.S. Banks).................     860,200
          68,826  Ferreyros Enrique S.A., ADR
                  (Construction/Agriculture
                  Equipment/Trucks)...............................     903,341
       1,099,788  Ferreyros S.A.(Construction/Agriculture
                  Equipment/Trucks)...............................     722,416
          83,700  Telefonica del Peru S.A., ADR
                  (Other Telephone/Communication).................   1,265,963
                                                                   -----------
                                                                     4,035,201
Philippines -- 2.2%
       6,360,000  Ayala Corporation
                  (Multi-Sector Companies)........................   2,093,482
         500,000  Bank of Philippine Islands
                  (Non-U.S. Banks)................................   1,790,652
         591,000  Manila Electric Company, Series B
                  (Non-U.S. Utilities)............................   2,132,113
          52,837  Philippine Long Distance Telephone, ADR
                  (Other Telephone/Communication).................   1,591,715
                                                                   -----------
                                                                     7,607,962
Poland -- 1.3%
          45,900  Agora S.A., GDR (Broadcasting)+.................     534,735
          70,600  Elektrim Spolka Akcyjna S.A.
                  (Wholesale Distributors)........................     997,023
         115,500  Prokom Software, GDR+
                  (EDP Services)..................................   1,894,200
         154,200  Telekomunikacja Polska S.A., GDR+
                  (Other Telephone/Communication).................   1,087,110
                                                                   -----------
                                                                     4,513,068
Singapore -- 0.7%
          18,000  Pacific Internet Ltd.+ (Internet Services)......     858,938
          88,000  Singapore Press Holdings Ltd.
                  (Newspapers)....................................   1,499,104
                                                                   -----------
                                                                     2,358,042
South Africa -- 9.5%
         159,000  ABSA Group Ltd. (Finance Companies).............     899,801
         109,900  Anglo American Platinum Corporation
                  Ltd. (Precious Metals)..........................   2,564,242
          49,300  AngloGold Ltd. (Precious Metals)................   2,124,120

The accompanying notes are an integral part of these financial statements.

                                                           =====================
                                                           The Montgomery Funds
                                                           ---------------------
                                                           Emerging Markets Fund
                                                           ---------------------
                                                                Investments

Shares                                                            Value (Note 1)

COMMON STOCKS -- continued
South Africa -- continued
               1  B.O.E. Corporation Ltd.
                  (Investment Managers)........................... $         1
       4,696,794  B.O.E. Corporation Ltd., "N" Shares
                  (Investment Managers)...........................   3,735,953
         732,452  Barlow Ltd. (Multi-Sector Companies)............   4,223,934
         177,000  De Beers Centenary AG
                  (Other Metals/Minerals).........................   4,241,312
              63  Iscor Ltd. (Steel/Iron Ore).....................          20
         124,621  Liberty International PLC
                  (Finance Companies).............................     825,024
         267,288  Liberty Life Association of Africa Ltd.
                  (Life Insurance)................................   3,423,873
       1,040,500  Molope Group Ltd.+
                  (Diversified Commercial Services)...............     681,080
       1,400,900  Molope Group Ltd., "N" Shares+
                  (Diversified Commercial Services)...............     789,305
         533,500  Nasionale Pers Beperk, "N" Shares
                  (Newspapers)....................................   3,204,802
          37,000  Nedcor Bank Ltd. (Non-U.S. Banks)...............     837,551
          18,970  Pepsi International Bottlers+(S)(a)
                  (Soft Drinks)...................................     159,917
         523,936  Sasol Ltd. (Coal Mining)........................   3,737,749
         876,451  Wooltru, Ltd., "N" Shares, Series B
                  (Food Chains)...................................   1,423,352
                                                                   -----------
                                                                    32,872,036
Taiwan -- 7.3%
       4,670,450  China Steel Corporation
                  (Steel/Iron Ore)................................   3,528,142
       2,570,000  Far East Textile Ltd.+ (Textiles)...............   3,819,195
         715,000  Hon Hai Precision Industry+
                  (Electronic Data Processing)....................   6,463,777
       1,241,225  Synnex Technology
                  International Corporation
                  (Diversified Electronic Products)...............   6,455,907
       1,254,305  Taiwan Semiconductor Manufacturing
                  Company Ltd.+
                  (Electronic Production Equipment)...............   4,795,872
                                                                   -----------
                                                                    25,062,893
Thailand -- 3.8%
       3,541,000  Bank of Ayudhya Public Company Ltd.(F)
                  (Non-U.S. Banks)................................   2,424,027
       5,455,800  Industrial Finance of Thailand(F)
                  (Finance Companies).............................   3,475,974
         823,000  National Finance PLC(F)
                  (Non-U.S. Banks)................................     496,455
         316,200  PTT Exploration and Production Public
                  Company Ltd.(F) (Oil and Gas Production)........   2,417,471
       1,419,600  Thai Farmers Bank Public Company
                  Ltd.(F) (Non-U.S. Banks)........................   4,387,540
                                                                   -----------
                                                                    13,201,467
Turkey -- 3.3%
     102,587,500  Haci Omer Sebanci Holding S.A.
                  (Real Estate)...................................   2,286,967
       2,165,000  Migros Turk T.A.S. (Food Chains)................   2,695,596
      25,500,000  Tupras-Turkie Petrol Rafinerileri
                  (Oil Refining/Marketing)........................   1,693,308
     135,740,000  Turkiye Is Bankasi, Class C
                  (Non-U.S. Banks)................................   2,414,386
     165,472,470  Yapi Ve Kredi Bankasi S.A.
                  (Non-U.S. Banks)................................   2,393,829
                                                                   -----------
                                                                    11,484,086
Vietnam -- 0.0%@
          37,064  The Vietnam Frontier Fund, ORD+
                  (Mutual Funds)..................................     138,990

TOTAL COMMON STOCKS
(Cost $253,879,287)............................................... 292,211,313
                                                                   -----------
PREFERRED STOCK -- 9.5%
Brazil -- 8.6%
     337,400,000  Banco do Brasil S.A. (Non-U.S. Banks)...........   1,769,467
      35,200,000  Banco do Estado de Sao Paulo
                  S.A.-Banespa (Non-U.S. Banks)...................   1,497,915
     125,900,000  Cia Energetica de Minas Gerais
                  (Non-U.S. Utilities)............................   2,646,781
     392,783,000  Cia Paranaense de Energi
                  (Non-U.S. Utilities)............................   3,196,426
       2,826,000  Itausa Investimentos Itau
                  (Multi-Sector Companies)........................   1,485,267
          39,700  Keplar Weber S.A.+
                  (Construction/Agricultureal
                  Equipment/Trucks)...............................      26,250
      36,477,000  Petroleo Brasileiro S.A.
                  (Integrated Oil Companies)......................   5,648,317
         560,224  Telec de Minas Gerais
                  (Other Telephone/Communication).................      13,899
      30,200,000  Telec de Sao Paulo S.A.-Telesp
                  (Other Telephone/Communication).................   3,566,996
       4,556,835  Telecel-Comunicacoes Pessoais S.A.+
                  (Cellular Telephone)............................     257,521
      24,507,000  Telecomunicacoes Bras
                  (Other Telephone/Communication).................   1,156,448
      66,859,988  Telemig Celular S.A., Series C
                  (Cellular Telephone)............................     600,776
      41,305,828  Telesp Celular S.A., Series B
                  (Cellular Telephone)............................   2,147,576
         939,000  Usinas Siderurgicas de
                  Minas Gerais, GDR (Steel/Iron Ore)..............   3,162,724
         135,300  Vale do Rio Doce, "A" Shares
                  (Other Metals/Minerals).........................   2,676,180

The accompanying notes are an integral part of these financial statements.

=====================
The Montgomery Funds
---------------------
Emerging Markets Fund
---------------------
    Investments

Shares                                                           Value (Note 1)

PREFERRED STOCK -- continued
Brazil -- continued
         487,888  Vale do Rio Doce, "B" Shares
                  (Other Metals/Minerals)........................ $          3
                                                                  ------------
                                                                    29,852,546
Russia -- 0.6%
         270,000  LUKoil Company, ADR
                  (Integrated Oil Companies).....................    1,957,500
Thailand -- 0.3%
         622,000  Siam Commercial Bank+
                  (Non-U.S. Banks)...............................      885,319
TOTAL PREFERRED STOCKS
(Cost $35,077,872)...............................................   32,695,365
                                                                  ------------
WARRANTS -- 0.4%
Philippines -- 0.4%
       2,907,000  Jollibee Food Company, Warrants, expiring
                  03/24/03+ (Restaurants) (Cost $1,423,445)......    1,492,732

Principal Amount
FIXED-INCOME SECURITIES -- 0.2%
Mexico -- 0.2%
        $750,000  Alpha S.A. de C.V., 8.00% due 09/15/00
                  (Major Chemicals) (Cost $772,626)..............      738,750

TOTAL INVESTMENTS -- 94.7%
(Cost $291,153,230*).............................................  327,138,160
OTHER ASSETS AND LIABILITIES -- 5.3%
(Net)............................................................   18,289,016
                                                                  ------------
NET ASSETS -- 100.0%............................................. $345,427,176
                                                                  ============

*    Aggregate cost for federal tax purposes $293,465,066.
(s)  Valued in good faith using procedures approved by the Board of Trustees.
+    Non-income-producing security.
@    Amount represents less than 0.1%.

Abbreviations

ADR  American Depositary Receipt
ADS  American Depositary Share
(F)  Foreign or Alien Shares
GDR  Global Depositary Receipt
ORD  Ordinary
(a) Restricted securities: At June 30, 1999, the Fund owned the following restricted securities, constituting less than 0.05% of net assets, which may not be publicly sold without registration under Securities Act of 1933 (Note 1). Additional information on the securities is as follows:

Pepsi International Bottlers
                                                                     Value per
Acquisition Date                               Shares      Cost        Share
-------------------------------------------------------------------------------
3/20/97                                        18,970      $569,100    $8.43

The accompanying notes are an integral part of these financial statements.

                                           =====================================
                                                    The Montgomery Funds
                                           -------------------------------------
                                                     Emerging Asia Fund
                                           -------------------------------------
                                                    Portfolio Highlights

INVESTMENT REVIEW

Q: How did the Fund perform during the year ended June 30, 1999?

A: We are very pleased with the Fund s overall results. The Fund returned 97.4% versus 78.1% for its benchmark, the Morgan Stanley Capital International (MSCI) All-Country Asia Free (ex-Japan) Index. This strong performance was aided by good stock selection and the recovery of the Asian economies and markets over the period.

Q: How much did your investment strategy change in response to the pace of recovery from the economic crisis in Asia?

A: Over the course of the year, we sought out investment opportunities in companies, sectors and countries in the regions that we believed were best positioned to profit from the various stages of recovery. This stock selection strategy proved to be a significant factor in the Fund s outperformance against its benchmark.

Having been defensively invested through much of the Asian economic crisis in companies such as those in the utilities sector that we believed were unlikely to fail, we began to reposition the portfolio at the end of the third quarter of 1998. This was in response to the recognition of an improvement in the economies of Southeast Asia and South Korea. We began to build the Fund s positions in companies that were restructuring in markets that we felt had the best recovery prospects, such as in Thai-land and South Korea. This allowed us to fully participate in the September 1998 rallies in these markets.

Other shifts in strategy that benefited performance included our decision at the end of the first quarter of 1999 to increase the Fund s exposure to cyclical stocks through the purchase of well-managed oil, steel, and pulp and paper companies in anticipation of a recovery in those sectors. At the same time, in line with our view that regional governments would begin to reflate their economies to stimulate demand, we added stocks that would benefit from an improvement in domestic demand.

Throughout the year we remained mindful of economic conditions on a country-by-country basis. For example, toward the end of the financial year we increased our exposure to markets that had underperformed due to political and economic concerns except where the situation had begun to improve, such as in Indonesia and Malaysia. These markets subsequently outperformed, and our exposure to them boosted returns from April through June 1999.

Q: Which of the Fund s positions contributed most to performance?

A: A number of positions made strong contributions to performance over the course of the year. At the beginning of the period, companies likely to survive the crisis and benefit from restructuring and lower interest rates, such as Thai Farmers Bank (1.2% of net assets as of 6/30/99), increased returns.

========================================
           PORTFOLIO MANAGEMENT
----------------------------------------
Frank Chiang.......... Portfolio Manager


========================================
             FUND  PERFORMANCE
----------------------------------------
      Average annual total returns
      for the period ended 6/30/99

----------------------------------------
     Montgomery Emerging Asia Fund

Since inception (9/30/96).......  4.84%

One year........................ 97.44%
----------------------------------------
        MSCI All-Country Asia Free
             (ex-Japan) Index

Since 9/30/96................... (7.17)%
One year........................ 78.07%
----------------------------------------
Past performance is no guarantee of
future results. Net asset value,
investment return and principal value
will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

----------------------------------------
     Growth of a $10,000 Investment
        [BAR GRAPH APPEARS HERE]

                   (MSCI)      Lipper
                 All-County All-Pacific
      Montgomery  Asia Free  (ex-Japan)
       Emerging  (ex-Japan)    Funds
 Date  Asia Fund  Index/1/   Average/2/
----------------------------------------
Sep-96  10,000      10,000      10,000
Oct-96  10,142     9,810.4    9,857.86
Nov-96  11,750   10,273.81   10,353.55
Dec-96  12,106   10,238.21   10,437.75
Jan-97  12,807   10,449.83   10,581.45
Feb-97  13,175   10,539.17   10,668.58
Mar-97  13,275    9,943.77   10,168.77
Apr-97  13,475    9,795.14   10,012.89
May-97  14,502   10,238.27   10,619.62
Jun-97  15,780   10,612.98   10,954.03
Jul-97  16,256   10,701.75   11,115.05
Aug-97  14,928    8,803.84    9,464.41
Sep-97  14,035    8,764.44    9,393.41
Oct-97   9,785    6,815.87    7,364.74
Nov-97   8,992    6,348.51    6,950.66
Dec-97   8,680     6,111.6    6,753.05
Jan-98   7,130     5,583.2    6,111.33
Feb-98   9,015    6,767.04    7,083.27
Mar-98   8,698    6,667.43    6,997.09
Apr-98   7,681    6,083.05    6,596.57
May-98   6,636    5,154.73    5,024.48
Jun-98   5,768     4,576.2    5,204.71
Jul-98   5,366    4,460.09    5,096.83
Aug-98   4,582    3,817.86    4,453.09
Sep-98   5,506    4,196.41    4,884.74
Oct-98   7,065    5,108.64     5,635.5
Nov-98   7,522    5,521.02    5,978.12
Dec-98   7,402     5,635.8    6,057.64
Jan-99   6,777       5,546       5,905
Feb-99   6,459       5,438       5,754
Mar-99   7,066       6,090       5,299
Apr-99   9,194       7,203       6,342
May-99   9,064       7,047       6,283
Jun-99  11,388       8,149       7,271

/1/ The Morgan Stanley Capital International All-Country Asia Free (ex-Japan) Index comprises equities in 11 countries in the Asia Pacific region.

/2/    The Lipper All-Pacific (ex-Japan) Funds Average universe consists of 67 funds.
                                                                              43

======================================
        The Montgomery Funds
--------------------------------------
         Emerging Asia Fund
--------------------------------------
        Portfolio  Highlights

================================================================================
                              TOP  TEN  HOLDINGS
--------------------------------------------------------------------------------
                      (as a percentage of total net assets)

China Shipping Development
  Company, Ltd. .........................................................   4.4%
HSBC Holdings PLC .......................................................   3.4%
Kiatnakin Finance and Securities
  Public Company Ltd. ...................................................   2.4%
Kiatnakin Finance, Ltd., Warrants .......................................   2.3%
Singapore Press Holdings Ltd. ...........................................   2.2%
Industrial Finance Corp. of Thailand ....................................   2.1%
Reliance Industries Ltd., GDR ...........................................   1.8%
HonHai Precision Industry ...............................................   1.6%
Jardine Matheson Holdings Ltd. ..........................................   1.6%
Hengan International Group Co., Ltd. ....................................   1.6%
================================================================================
                              TOP  FIVE COUNTRIES
--------------------------------------------------------------------------------
                      (as a percentage of total net assets)

China/Hong Kong .........................................................  33.8%
Thailand ................................................................  18.7%
Singapore ...............................................................   8.5%
Taiwan ..................................................................   6.8%
Indonesia ...............................................................   5.7%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Please be aware that foreign investing, particularly in a single geographical area such as the Asia Pacific region, involves certain risks, including currency fluctuations and political and economic instability.

In the second half of the financial year, companies such as Kiatnakin Finance and Securities (2.4% of net assets as of 6/30/99), one of the few Thai finance companies that survived the country s economic crisis, and China Shipping Development Company (4.4% of net assets as of 6/30/99), the largest state-owned shipping line, performed particularly well. Kiatnakin Finance is a conservatively managed company that holds an undervalued portfolio of assets formally owned by bankrupt competitors which were auctioned off by the government at very low prices. As a result, it is well positioned to take advantage of improving consumer demand, a fact recognized by the market. China Shipping is a prime beneficiary of reflation in China, because of the improving regional economic outlook and restructuring.

Q: Were there any disappointments?

A: There were few notable disappointments over the period, but at the beginning of 1999 performance was negatively affected by our overweight position in China/Hong Kong. These markets corrected sharply on unfounded rumors of a possible Chinese currency devaluation and the collapse of a Chinese investment company. By March, however, they rebounded sharply, and many of the Fund s investments in these markets enjoyed strong gains as a result.

Q: What major trends do you see in Asia that might have an impact on Fund performance in the coming year, and how is the Fund positioned to take advantage of them?

A: In contrast to our earlier, more cautious stance, because of signs of recovery in domestic demand we believe that economic recovery may have finally taken hold in Asia. Looking forward, we are likely to continue seeking to exploit the theme of a recovery in domestic consumption. We believe that the market has yet to recognize the benefit of this trend toward many well-managed, domestically focused smaller companies. Meanwhile, we are also exploring other themes, such as the continuing restructuring and recapitalization trend and the growth of the Internet. We are looking for opportunities in companies and sectors that we believe are most likely to benefit from such trends. We believe that selected shipping companies are good examples of the former, and that telecommunications companies with a good modern infrastructure in place will likely benefit from the latter.

                                           =====================================
                                                    The Montgomery Funds
                                           -------------------------------------
                                                     Emerging Asia Fund
                                           -------------------------------------
                                                         Investments

PORTFOLIO  INVESTMENTS

June 30, 1999

Shares                                                            Value (Note 1)
COMMON STOCKS -- 87.4%
China/Hong Kong -- 33.8%
       5,000,000  Anhui Conch Cement Company Ltd.
                  (Building Materials).......................... $     850,702
         147,000  Beijing Enterprises Holdings Ltd.
                  (Diversified Manufacture).....................       303,159
       4,625,000  Benefun International Holdings Ltd.
                  (Apparel).....................................       321,913
         100,000  Cheung Kong Holdings Ltd. (Real Estate).......       889,370
       1,000,000  China Everbright Ltd.
                  (Other Specialty Stores)......................       998,930
       2,000,000  China Pharmaceutical Enterprise and
                  Investment Corporation
                  (Major Pharmaceuticals).......................       404,728
       3,000,000  China Resources Beijing Land
                  (Real Estate).................................       688,295
         300,000  China Resources Enterprises Ltd.
                  (Real Estate).................................       529,755
      12,000,000  China Shipping Development Company
                  Ltd.+ (Marine Transportation).................     2,768,648
       1,000,000  Citic Ka Wah Bank Ltd. (Non-U.S. Banks).......       409,239
         648,000  Cosco Pacific Ltd. (Marine Transportation)....       538,726
       8,000,000  Guangnan Holdings (Food Distributors).........       536,200
       1,000,000  HKR International Ltd. (Real Estate)..........       863,591
          58,800  HSBC Holdings PLC (Non-U.S. Banks)............     2,144,851
       2,000,000  Hengan International Group Company
                  Ltd. (Consumer Sundries)......................     1,011,820
         206,377  Jardine Matheson Holdings Ltd.
                  (Multi-Sector Companies)......................     1,031,885
         948,000  JCG Holdings, Ltd.
                  (Diversified Financial Services)..............       452,109
         253,000  New World Development Company Ltd.
                  (Real Estate).................................       758,188
         938,000  Pacific Century Insurance Holdings Ltd.+
                  (Insurance Brokers/Services)..................       759,270
       2,550,000  Shandong International Power
                  Development Company Ltd.+
                  (Electrical Utility)..........................       575,191
       3,080,000  Shanghai Industrial Holdings Ltd.
                  (Speciality Chemicals)........................       726,499
       2,160,000  Shum Yip Investment Ltd. (Real Estate)........       563,783
                  Sino Land Company (Real Estate)...............       670,514
       3,376,000  Sinopec Kantons Holdings+
                  (Oil/Gas Transmission)........................       526,528
         158,000  Smartone Telecommunications
                  (Cellular Telephone)..........................       562,082
         100,000  Sun Hung Kai Properties Ltd. (Real Estate)....       911,927
       2,800,000  Zhejiang Expressway Company Ltd.
                  (Other Transportation)........................       555,792
                                                                  ------------
                                                                    21,353,695
India -- 5.0%
          33,300  Bajaj Auto Ltd., GDR (Motor Vehicles).........       546,120
          35,000  Hindalco Industries Ltd., GDR+
                  (Aluminum)....................................       680,750
         114,700  Reliance Industries Ltd., GDR (Textiles)......     1,152,735
          60,000  Videsh Sanchar Nigam Ltd., GDR
                  (Other Telephone/Communication)...............       768,750
                                                                  ------------
                                                                     3,148,355
Indonesia -- 5.7%
         615,000  PT Astra International, Inc.
                  (Auto and Agricultural........................       279,747
                  Holdings)
       2,600,000  PT Bank Internasional
                  Indonesia
                  (Non-U.S. Banks)..............................        75,090
         128,000  PT Hanjay Mandala Sampoerna
                  (Tobacco).....................................       292,043
       1,770,000  PT Indah Kiat Pulp & Paper Corporation
                  (Paper).......................................       817,906
         500,000  PT Indofood Sukses Makmur Tbk+
                  (Food Distributors)...........................       678,701
       4,590,000  PT Mayora Indah (Food Chains).................       646,246
       1,404,000  PT Telekomunikasi
                  (Other Telephone/Communication)...............       810,975
                                                                  ------------
                                                                     3,600,708
Korea -- 4.1%
          36,400  Korea Electric Power Corporation ADR
                  (Non-U.S. Utilities)..........................       746,200
          29,050  LG Chemical Ltd. (Major Chemicals)............       790,562
          38,000  Samsung Display Devices Company,
                  GDR+ (Industrial Specialties).................       486,400
          50,000  Shinhan Bank Company Ltd.
                  (Non-U.S. Banks)..............................       561,555
                                                                  ------------
                                                                     2,584,717
Malaysia -- 3.7%
         200,000  Malaysian Pacific Industries Berhad
                  (Electronic Components).......................       474,209
         750,000  Malaysian Resources Corporation
                  (Engineering and Construction)................       469,736
         230,000  Tenaga Nasional Berhad
                  (Non-U.S. Utilities)..........................       450,163
         134,900  WEBS-Malaysia Index Series
                  (Mutual Funds)................................       927,438
                                                                  ------------
                                                                     2,321,546
Philippines -- 4.8%
       1,480,000  Ayala Land, Inc. (Real Estate)................       467,676

The accompanying notes are an integral part of these financial statements.

=====================
 The Montgomery Funds
---------------------
  Emerging Asia Fund
---------------------
    Investments

Shares                                                            Value (Note 1)
COMMON STOCKS -- Continued
Philippines -- continued
         270,400  Bank of the Philippine Islands
                  (Non-U.S. Banks)............................... $    968,384
         650,000  Belle Corporation (Real Estate)................       69,322
         250,000  Manila Electronics Company, Series B
                  (Non-U.S. Utilities)...........................      901,909
         300,000  San Miguel Corporation, Class B
                  (Alcoholic Beverages)..........................      655,695
                                                                  ------------
                                                                     3,062,986
Singapore -- 8.5%
         100,000  City Developments Ltd. (Real Estate)...........      640,291
         450,000  First Capital Corporation Ltd. (Real Estate)...      700,502
         183,000  Keppel Corporation Ltd.
                  (Multi-Sector Companies).......................      623,491
         275,000  Keppel Land Ltd. (Real Estate).................      516,933
         258,000  Keppel Tatlee Bank Ltd.
                  (Non-U.S. Banks)...............................      572,879
         117,700  Overseas Union Bank Ltd.
                  (Non-U.S. Banks)...............................      566,946
           7,800  Pacific Internet Ltd.+ (Internet Services).....      372,206
          80,352  Singapore Press Holdings Ltd.
                  (Newspapers)...................................    1,368,818
                                                                  ------------
                                                                     5,362,066
Taiwan -- 6.8%
         509,250  China Steel Corporation (Steel/Iron Ore).......      384,697
         580,000  Far East Textiles Ltd.+ (Textiles).............      861,919
       1,160,000  Far Eastern International Bank+
                  (Non-U.S. Banks)...............................      425,573
         115,000  Hon Hai Precision Industry+
                  (Electronic Data Processing)...................    1,039,628
         396,000  Nan Ya Plastic Corporation
                  (Speciality Chemicals).........................      655,913
         971,000  Yageo Corporation+
                  (Electronic Components)........................      937,932
                                                                  ------------
                                                                     4,305,662
Thailand -- 15.0%
         593,100  Bangkok Expressway Public Company Ltd.
                  (Other Transportation).........................      389,933
       1,204,000  Bank of Ayudhya Public Company Ltd.
                  (Non-U.S. Banks)...............................      824,210
       2,050,000  Industrial Finance Corporation of
                  Thailand (Finance Companies)...................    1,306,087
         786,000  Kiatnakin Finance and Securities Public
                  Company Ltd.+ (Finance Companies)..............    1,491,663
         930,000  National Finance Company Ltd.
                  (Non-U.S. Banks)...............................      561,000
         118,800  PTT Exploration and Production Public
                  Company Ltd. (F) (Oil and Gas Production)......      908,272
          46,000  Shin Corporations Public Company Ltd.
                  (Electronics Distributors).....................      214,504
       1,000,000  Shinawatra Satellite Public Company Ltd.
                  (Other Telephone/Communication)................      928,562
           9,700  Siam Cement Public Company Ltd.
                  (Building Materials)...........................      294,537
         317,500  Siam Panich Leasing Public Company Ltd.
                  (Rental/Leasing Companies).....................      477,735
         241,000  Thai Farmers Bank Public Company Ltd.
                  (Non-U.S. Banks)...............................      744,856
       1,630,000  Thai Telephone & Telecommunication
                  Company Ltd.
                  (Other Telephone/Communication)................      618,680
         668,000  The Book Club Finance and Securities
                  Public+ (Finance Companies)....................      728,941
                                                                  ------------
                                                                     9,488,980

TOTAL COMMON STOCKS
(Cost $44,799,876)...............................................   55,228,715
                                                                  ------------
Principal Amount
CONVERTIBLE BONDS -- 1.0%
United Kingdom -- 1.0%
$        600,000  New World Capital Finance
                  3.00% due 06/09/04 (Real Estate)
                  (Cost $600,000)................................      615,000

Shares
WARRANTS -- 4.4%
Philippines -- 0.7%
         800,000  Jollibee Food Company,
                  Warrants, expiring 03/24/03+
                  (Restaurants)..................................      410,796
Singapore -- 0.0%@
           7,500  Asia Pulp & Paper, Warrants, expiring
                  07/27/00+ (Paper)..............................       19,687
Thailand -- 3.7%
         977,100  Kiatnakin Finance, Ltd., Warrants,
                  05/10/09+ (Finance Companies)..................    1,470,220
       2,000,000  Securities One Public Company Ltd.,
                  Warrants, expiring 05/31/01+
                  (Investment Bankers/Brokers/Services)..........      151,823
         575,000  Siam Commercial Bank Ltd., Warrants,
                  expiring 05/10/02+ (Non-U.S. Banks)............      370,239
         400,000  TISCO Finance Public Company Ltd.
                  Warrants, expiring 05/31/02+
                  (Finance Companies)............................      374,136
                                                                  ------------
                                                                     2,366,418

TOTAL WARRANTS
(Cost $1,036,246)................................................    2,796,901
                                                                  ------------
TOTAL SECURITIES
(Cost $46,436,122)...............................................   58,640,616
                                                                  ------------

The accompanying notes are an integral part of these financial statements.

                                                           =====================
                                                            The Montgomery Funds
                                                           ---------------------
                                                             Emerging Asia Fund
                                                           ---------------------
                                                                Investments

Principal Amount                                                  Value (Note 1)
REPURCHASE AGREEMENTS -- 8.1%
     $ 5,150,000  Agreement with Paine Webber, Tri-Party,
                  5.050% dated 06/30/99, to be repurchased
                  at $5,150,713, collateralized by $5,160,240
                  market value of U.S. government and
                  mortgage-backed securities, having various
                  maturities and interest rates
                  (Cost $5,150,000).............................. $  5,150,000
                                                                  ------------
TOTAL INVESTMENTS -- 100.9%
(Cost $51,586,122*)..............................................   63,790,616

OTHER ASSETS AND LIABILITIES -- (0.9)%
(Net)............................................................     (594,727)
                                                                  ------------

NET ASSETS -- 100.0%............................................. $ 63,195,889
                                                                  ============

*    Aggregate cost for federal tax purposes $52,981,889.
+    Non-income-producing security.
@    Amount represents less than 0.1%

Abbreviations
ADR  American Depositary Receipt
(F)  Foreign or Alien Shares
GDR  Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

======================================
        The Montgomery Funds
--------------------------------------
       Global Long-Short Fund
--------------------------------------
       Portfolio  Highlights

================================================================================
                             PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
Nancy Kukacka................................................  Portfolio Manager
Angeline Ee..................................................  Portfolio Manager

================================================================================
                               FUND PERFORMANCE
--------------------------------------------------------------------------------
                          Average annual total returns
                          for the period ended 6/30/99

--------------------------------------------------------------------------------
                                   Montgomery
                             Global Long-Short Fund

Since inception (12/31/97)............................................... 65.67%
One year................................................................. 51.78%

--------------------------------------------------------------------------------
                        MSCI All-Country World Free Index

Since 12/31/97........................................................... 21.51%
One year................................................................. 16.71%
--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

--------------------------------------------------------------------------------
                        Growth of a $10,000 Investment*
                           [BAR GRAPH APPEARS HERE]

          Montgomery Global   MISCI All-Country    Lipper Global funds
Date      Long-Short Fund    World Free Index/1/        Average/2/
--------------------------------------------------------------------------------
 Dec-97          9,450              10,000              10,000
 Jan-98          9,979              10,220              10,096
 Feb-98         11,198              10,919              10,811
 Mar-98         12,020              11,385              11,349
 Apr-98         12,833              11,492              11,507
 May-98         12,871              11,274              11,361
 Jun-98         13,249              11,477              11,398
 Jul-98         13,514              11,481              11,361
 Aug-98         12,767               9,872               9,658
 Sep-98         12,720              10,069               9,741
 Oct-98         13,154              10,988              10,400
 Nov-98         13,665              11,655              10,977
 Dec-98         14,495              12,197              11,485
 Jan-99         15,679              12,446              11,727
 Feb-99         15,060              12,133              11,383
 Mar-99         16,812              12,679              11,811
 Apr-99         18,365              13,227              12,394
 May-99         18,242              12,759              12,040
 Jun-99         20,110              13,394              12,704

/1/ The Morgan Stanley Capital International All-Country World Free Index is an unmanaged, capitalization-weighted monthly total return index composed of securities available for purchase by foreigners that are listed on the stock exchanges of more than 45 developed and emerging countries, including the United States.

/2/  The Lipper Global Funds Average universe consists of 223 funds.

 * The chart above shows the performance of the Montgomery Global Long-Short Fund's Class R shares since the Fund's inception versus the index. This represents a cumulative return of 101.14%. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class R shares and reflects all Fund expenses and the maximum 5.5% sales charge (applicable only to shares purchased prior to 1/29/99). A $10,000 investment in the Fund's Class B shares at inception on December 31, 1997, would have been valued at $17,737 on June 30, 1999. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming a complete redemption at the end of the period. A $10,000 investment in the Fund's Class C shares at inception, December 31, 1997, would have been worth $18,232 on June 30, 1999.


INVESTMENT  REVIEW

Q: How did the Fund perform from July 1, 1998, to June 30, 1999?

A: We were very pleased with the Fund's performance over the period a return of 51.8%, versus 16.7% for its most comparable benchmark, the Morgan Stanley Capital International (MSCI) All-Country World Free Index.

Q: Did the Fund's ability to sell stocks short contribute to this performance?

A: Although we attribute the Fund's good returns mainly to strong stock selection, our ability to hedge the Fund's long positions by short selling certainly helped minimize volatility during a challenging year for global markets. The Fund has continued to maintain a long bias throughout the financial year. During the third quarter of 1998, however, a correction in global financial markets resulted in an unusual situation in which the Fund's short positions nearly equaled its long positions. This short exposure gave the Fund a definite advantage relative to its benchmark, and to long-only global funds, as stock valuations fell sharply.

We believe that knowing when to reduce the number of short positions in improving market conditions is as important as using those positions to hedge against negative market movements. Our decision to decrease our short exposure during the first two quarters of 1999, however, particularly in the rapidly appreciating emerging markets, also contributed to the Fund's returns. In this environment some of our most successful short positions, such as those we established against selected Internet stocks, were opportunistic. Nevertheless, the Fund's objective to reduce volatility of returns has meant that we have generally maintained a level of at least 20% of the portfolio in short positions to act as a hedge against negative movements in our long positions.

Q: Which of the Fund's long ideas were particularly helpful in boosting returns?

A: In the developed markets, our long strategy emphasized fundamentally good companies in high-growth sectors such as telecommunications and technology that we believed had the potential to increase their earnings at a rapid rate. This strategy has worked well for us. For example, in the U.S. wireless communications sector, cell phone market penetration has risen 30% in the past year, and there has been a 50% increase in Nokia s sales of wireless handsets and equipment. This has benefited our portfolio holding in Nokia (0.8% of net assets as of 6/30/99). Other communications companies that made a positive contribution to performance include Colt Telecom (1.0% of net assets as of 6/30/99) of the United Kingdom and Equant (0.8% of net assets as of 6/30/99), a data communications company servicing Europe and the United States. Although the valuations of these companies increased rapidly, their earnings did too, so we maintained our positions for much of the year.

In the emerging markets, the ideas that contributed most to performance were slightly different. We had a higher exposure to the recovering commodities sector than in the developed markets, and investments in stocks such as YPL, an Argentine oil company (no longer in the portfolio since it was acquired in the second quarter of 1999), performed particularly well. The Fund's overweight position in the rapidly appreciating Asian markets also helped boost returns over the period.

                                          ======================================
                                                   The Montgomery Funds
                                          --------------------------------------
                                                  Global Long-Short Fund
                                          --------------------------------------
                                                   Portfolio  Highlights

Q: What is your outlook for the global markets, and how is the Fund positioned in relation to this view?

A: In the developed markets, although we remain overweighted in the United States, mainly in telecommunications and technology, we have reduced our positions due to concerns over current valuations and inflation. An increase in inflation may translate into higher interest rates, which would have a negative impact on growth stocks. In recognition of this latter risk, we have adopted a slightly more cautious approach by reducing exposure to growth stocks and marginally increasing our weighting in cyclicals.

In other developed markets, we remain underweighted in Europe and Japan. The strong performance of our Japanese stock selections, such as Softbank Corporation (0.7% of net assets as of 6/30/99), Japan's equivalent to Yahoo!, have made up for this underweight position as the Japanese market has appreciated, and we remain confident that these will continue to do well.

In the emerging markets, we continue to like the prospects for Asia, specifically South Korea, India and China/Hong Kong. We remain heavily overweighted in these markets, because their economic fundamentals have continued to improve. We are also seeing a revival in consumer demand, an important element in any sustainable recovery. These countries are benefiting from ongoing financial and fiscal restructuring and as a result continue to present the Fund with interesting opportunities to add value. We have limited exposure to Latin America and are underweighted in emerging Europe.

Q: How is the Fund positioned in terms of its long and short exposure, and do you foresee any changes to this positioning?

A: At the end of the period, the Fund was invested 95% net long. We had fewer short positions in the emerging markets due to our optimism that they will continue to rebound. In the developed markets, however, we have recently adopted a slightly more cautious stance, increasing our short positions in line with rising interest rate risk. We are also holding more cash. We don't anticipate any significant changes to this positioning in the short term, but will continue to monitor the markets carefully and make adjustments where warranted.


================================================================================
                               TOP  TEN HOLDINGS
--------------------------------------------------------------------------------
                        (long positions as a percentage
                              of total net assets)

Societe Generale ........................................................   1.4%
General Nutrition Companies, Inc. .......................................   1.2%
Teradyne, Inc. ..........................................................   1.2%
Global TeleSystems Group, Inc. ..........................................   1.1%
Xilinx, Inc. ............................................................   1.1%
Canal Plus ..............................................................   1.1%
The Mens Wearhouse,Inc. .................................................   1.1%
Verisign, Inc. ..........................................................   1.0%
Doubleclick, Inc. .......................................................   1.0%
Advantest Corporation ...................................................   1.0%


================================================================================
                             TOP  FIVE  COUNTRIES
--------------------------------------------------------------------------------
                         (long positions as a percentage
                              of total net assets)

United States ...........................................................  53.6%
France ..................................................................  10.4%
United Kingdom ..........................................................   8.7%
China/Hong Kong .........................................................   4.8%
Brazil ..................................................................   4.2%


Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

This Fund uses sophisticated investment approaches that may present substantially higher risks than most mutual funds. It may invest a larger percentage of its assets in transactions using margin, leverage, short sales and other forms of volatile financial derivatives such as options and futures. As a result, the value of an investment in the Fund may be more volatile that investments in other mutual funds. This Fund may not be appropriate for conservative investors.

======================
 The Montgomery Funds
----------------------
Global Long-Short Fund
----------------------
    Investments


PORTFOLIO  INVESTMENTS

June 30, 1999


Shares                                                            Value (Note 1)
COMMON STOCKS -- 120.5%
Argentina -- 0.5%
          86,000  Perez Companc S.A.
                  (Oil and Gas Production).....................   $     494,564
          12,100  Telecom Argentina S.A., ADR
                  (Other Telephone/Communication)..............         323,675
          14,400  Telefonica de Argentina, Sponsored ADR
                  (Other Telephone/Communication)..............         451,800
                                                                  -------------
                                                                      1,270,039
Brazil -- 2.0%
          35,400  Aracruz Celulose S.A., ADR (Paper)...........         778,800
          46,600  Cia Cervejaria Brahma, ADR
                  (Alcoholic Beverages)........................         527,162
          25,800  Cia Vale do Rio Doce
                  (Other Metals/Minerals)......................         363,052
      15,100,000  Gerdau S.A. (Speciality Steels)..............         251,738
          38,200  Petroleo Brasileiro S.A., ADR
                  (Integrated Oil Companies)...................         580,162
          15,300  Tele Celular Sul Participacoes S.A., ADR
                  (Cellular Telephone).........................         331,819
           2,800  Tele Centro Sul Participacoes S.A., ADR
                  (Cellular Telephone).........................         155,400
          25,400  Tele Sudeste Celular Participacoes S.A.,
                  ADR (Cellular Telephone).....................         736,600
           9,500  Telebras, ADR
                  (Other Telephone/Communication)..............         856,781
        1,000,00  Telec de Sao Paulo S.A.
                  (Cellular Telephone).........................          83,074
          10,100  Telesp Participacoes S.A., ADR
                  (Cellular Telephone).........................         231,038
                                                                  -------------
                                                                      4,895,626
Canada -- 1.7%
          26,600  AT&T Canada, Inc.+#
                  (Other Telephone/Communication)..............       1,699,906
          48,500  TLC The Laser Center, Inc.+
                  (Medical Specialties)........................       2,328,000
                                                                  -------------
                                                                      4,027,906
China/Hong Kong -- 4.8%
         426,000  Amoy Properties Ltd. (Real Estate)...........         400,835
         141,000  Asia Satellite Telecommunications
                  Holdings Ltd.
                  (Other Telephone/Communication)..............         331,677
       2,300,000  Beijing Yanhua Petrochemical Company
                  Ltd., "H" Shares (Major Chemicals)...........         518,799
          45,000  Cheung Kong Holdings Ltd.
                  (Real Estate)................................         400,217
        1,356,00  China Hong Kong Photo Products
                  Holdings, Ltd. (Photographic Products).......         216,728
         231,000  Citic Pacific Ltd. (Wholesale Distributors)..         736,920
         345,000  Cosco Pacific Ltd. (Marine Transportation)...         286,822
         184,000  DahSing Financial Group (Non-U.S.Banks)......         700,824
         418,000  Dairy Farm International Holdings Ltd.
                  (Food Chains)................................         501,600
         339,000  Guangdong Kelon Electrical Holdings
                  Company Ltd.
                  (Consumer Electronics/Appliances)............         395,441
       2,918,000  Guangshen Railway Company, Ltd. (Railroads)..         447,575
         230,000  Guoco Group Ltd.
                  (Diversified Financial Services).............         616,630
         472,000  Hongkong and Shanghai Hotels Ltd.
                  (Hotels/Resorts).............................         401,531
         424,000  Hopewell Holdings Ltd.
                  (Engineering and Construction)...............         322,442
          35,600  HSBC Holdings PLC (Non-U.S. Banks)...........       1,298,583
       1,784,000  Huaneng Power International, Inc.
                  (Integrated Oil Companies)...................         747,328
          38,000  Hutchison Whampoa Ltd.
                  (Multi-Sector Companies)......................        344,083
       1,575,000  IDT International Ltd.
                  (Diversified Electronic Products).............        324,813
         358,000  Mandarin Oriental International Ltd.
                  (Hotels/Resorts)..............................        315,040
         188,000  New World Development Company Ltd.
                  (Real Estate).................................        563,397
         134,000  New World Infrastructure Ltd.
                  (Other Transportation)........................        252,169
       1,700,000  Shandong International Power
                  Development Company Ltd.+
                  (Non-U.S. Utilities)..........................        383,460
         382,000  Shaw Brothers (Hong Kong) Ltd.
                  (Media Conglomerates).........................        260,959
         345,000  Wheelock and Company Ltd.
                  (Real Estate).................................        473,590
       1,400,000  Zhejiang Expressway Company, Ltd.,
                  Class H (Other Transportation)................        277,896
                                                                  -------------
                                                                     11,519,359
Egypt -- 0.1%
          14,920  Suez Cement Company, GDR
                  (Building Materials)..........................        214,848
Estonia -- 0.1%
          15,000  AS Eesti Telekom, GDR
                  (Other Telephone/Communication)...............        295,125
Finland -- 0.8%
          20,400  Nokia Corporation, Sponsored ADR
                  (Telecommunications Equipment)................      1,867,875

The accompanying notes are an integral part of these financial statements.

======================
 The Montgomery Funds
----------------------
Global Long-Short Fund
----------------------
    Investments


Shares                                                           Value (Note 1)
COMMON STOCKS -- continued
France -- 10.4%
           5,870  Altran Technologies S.A.
                  (Engineering and Construction)................   $  1,551,627
           8,960  Axa (Multi-Line Insurance)....................      1,094,465
          17,330  Banque Nationale de Paris
                  (Non-U.S. Banks)..............................      1,445,837
          11,400  Brice S.A.+
                  (Clothing/Shoe/Accessory Stores)..............        629,750
           9,465  Canal Plus (Cable Television).................      2,659,246
          54,000  Coflexip S.A., ADR (Metal Fabrications) ......      2,369,250
          21,780  Eiffage# (Engineering and Construction).......      1,621,446
          12,600  Galeries Lafayette (Department Stores)........      1,669,193
          17,300  Groupe SEB S.A. (Consumer
                  Electronics/Appliances).......................      1,295,071
          14,170  Marc Orian S.A. (Consumer Specialties) .......      1,562,609
           9,100  PSA Peugeot Citroen (Motor Vehicles)..........      1,437,614
           8,000  Publicis S.A. (Advertising)...................      1,693,375
          15,950  Rexel S.A. (Wholesale Distributors)...........      1,237,653
          13,000  Sidel S.A. (Industrial Machinery/Components)..      1,582,583
          18,600  Societe Generale, Class A (Non-U.S. Banks)....      3,282,195
                                                                  -------------
                                                                     25,131,914
Germany -- 2.1%
          28,900  Deutsche Bank AG (Non-U.S. Banks).............      1,765,070
          29,080  Kinowelt Median AG+ (Movies/Entertainment)....      2,116,864
           8,000  Mannesmann AG (Cellular Telephone)............      1,195,275
                                                                  -------------
                                                                      5,077,209

Greece -- 0.7%
           3,060  Alpha Credit Bank (Non-U.S. Banks)............        197,507
          37,000  Alpha Credit Bank, ADR (Non-U.S. Banks).......        591,075
          33,085  Hellenic Telecommunication Organization S.A.
                  (Other Telephone/Communication)...............        710,069
           8,000  Hellenic Telecommunication Organization
                  S.A., ADR (Other Telephone/Communication).....         85,800
           8,300  STET Hellas Telecommunications S.A., ADR+#
                  (Other Telephone/Communication)...............        185,713
                                                                  -------------
                                                                      1,770,164
Hungary -- 0.6%
           9,750  Borsodchem Rt. (Paints/Coatings)..............        237,997
          24,000  Matav Rt., ADR
                  (Other Telephone/Communication)...............        129,877
          20,400  MOL Magyar Olaj-es Gazipari Rt.
                  (Integrated Oil Companies)....................        492,054
          22,500  MOL Magyar Olaj-es Gazipari Rt., GDR
                  (Integrated Oil Companies)....................        538,875
                                                                  -------------
                                                                      1,398,803

India -- 2.3%
          26,600  Hindalco Industries Ltd., GDR
                  (Aluminum)....................................        517,370
          89,000  Larsen & Toubro Ltd., GDR
                  (Building Materials)..........................      1,372,825
          23,800  Mahanagar Telephone Nigam Ltd., GDR
                  (Other Telephone/Communication)...............        235,620
          12,300  Ranbaxy Laboratories Ltd., GDR
                  (Other Pharmaceuticals).......................        203,565
          88,100  Reliance Industries Ltd., GDR+
                  (Textiles)....................................        885,405
          48,100  State Bank of India, GDR
                  (Non-U.S. Banks)..............................        590,427
          79,000  Tata Engineering and Locomotive
                  Company Ltd. (Motor Vehicles).................        458,200
          26,600  Videsh Sanchar Nigam Ltd., GDR
                  (Other Telephone/Communication)...............        340,813
          40,000  Videsh Sanchar Nigam Ltd., Sponsored
                  GDR (Other Telephone/Communication)...........        512,500
          10,000  Zee Telefilms Ltd.+ (Movies/Entertainment)....        335,215
                                                                  -------------
                                                                      5,451,940
Indonesia -- 0.6%
       1,714,800  PT Astra Agro Lestari Tbk
                  (Farming/Seeds/Milling).......................        594,299
         590,000  PT Indah Kiat Pulp & Paper Corporation
                  Tbk (Paper)...................................        272,635
         130,500  PT Semen Gresik Tbk
                  (Building Materials)..........................        282,671
         550,800  PT Telekomunikasi Indonesia
                  (Other Telephone/Communication)...............        318,152
                                                                  -------------
                                                                      1,467,757
Ireland -- 1.4%
          70,400  Bank of Ireland (Non-U.S. Banks)..............      1,173,963
          51,400  Esat Telecom Group PLC, ADR+
                  (Other Telephone/Communication)...............      2,248,750
                                                                  -------------
                                                                      3,422,713
Israel -- 0.1%
          12,400  Nice Systems Ltd., ADR+
                  (Telecommunication Equipment).................        343,325
Italy -- 2.0%
         495,000  Banca Intesa SpA (Non-U.S. Banks).............      1,102,976
         118,800  Gruppo Editoriale L Expresso
                  (Newspapers)..................................      1,916,295
       1,285,000  Seat Pagine Gialle SpA
                  (Printing/Forms)..............................      1,751,404
                                                                  -------------
                                                                      4,770,675
Japan -- 3.8%
          22,000  Advantest Corporation
                  (Electronic Production Equipment).............      2,420,783
         105,000  Makita Corporation (Tools/Hardware)...........      1,189,253

                                                                              51

The accompanying notes are an integral part of these financial statements.

======================
 The Montgomery Funds
----------------------
Global Long-Short Fund
----------------------
     Investments


Shares                                                            Value (Note 1)
COMMON STOCKS -- continued
Japan -- continued
          30,000  Promise Company Ltd.
                  (Finance Companies)............................   $ 1,774,634
          61,000  Shin-Etsu Chemical Company Ltd.
                  (Major Chemicals)..............................     2,043,931
           8,300  Softbank Corporation
                  (Electronics Distributors).....................     1,683,073
                                                                  -------------
                                                                      9,111,674
Korea -- 3.9%
          44,900  Comtec System Company Ltd.
                  (Motor Vehicles)...............................       397,603
          40,300  Daewoo Securities Company (Investment
                  Bankers/Brokers/Services)......................       783,369
          16,069  Daou Technology, Inc.+
                  (Computer Software)............................       174,225
           7,100  Dongwon Securities Company
                  (Investment Bankers/Brokers/Services)..........       130,652
          47,700  Hana Bank (Non-U.S. Banks).....................       700,562
          70,600  Hyundai Industrial Development &
                  Construction Company
                  (Engineering and Construction).................       988,095
         153,900  Ichon Iron & Steel Company
                  (Steel/Iron Ore)...............................       977,248
          13,500  Korea Electric Power Corporation
                  (Non-U.S. Utilities)...........................       560,994
          13,100  Korea Telecom Corporation
                  (Other Telephone/Communication)................       869,184
           9,100  Korea Zinc Company (Metal
                  Fabrications)..................................       275,162
          48,000  LG Electronics, Sponsored GDR+
                  (Diversified Electronic Products)..............       306,000
          12,100  Pohang Iron & Steel Company, ADR
                  (Steel/Iron Ore)...............................       406,862
             417  Samsung Electronics Company
                  (Diversified Electronic Products)..............        45,753
             440  Samsung Electronics Company, GDR
                  (Computer Software)............................        23,562
             555  Samsung Fire & Marine Insurance
                  (Insurance Brokers/Services)...................       390,778
          55,140  Shinhan Bank (Non-U.S. Banks)..................       619,283
          57,000  Sungmi Telecom Electronics Company
                  (Telecommunications Equipment).................       339,784
          10,400  Tae Young Corporation
                  (Construction/Agriculture Equipment/Trucks)....       593,002
          12,000  Tong Yang Confectionery Company
                  (Specialty Foods/Candy)........................       357,667
          12,100  Trigem Computer, Inc.+
                  (Electronic Data Processing)...................       470,410
                                                                  -------------
                                                                      9,410,195

Malaysia -- 0.7%
         254,400  WEBS-Malaysia Index Series
                  (Mutual Funds).................................     1,749,000

Mexico -- 2.4%
         223,000  Cemex S.A. de C.V., Class B
                  (Building Materials)...........................     1,107,545
          39,700  Coca-Cola Femsa S.A., ADR+
                  (Soft Drinks)..................................       769,187
         298,000  Grupo Financiero Banamex Accival
                  S.A. de C.V.+ (Diversified Financial
                  Services)......................................       752,669
          37,200  Grupo Iusacell, Sponsored ADR,
                  Series L+ (Cellular Telephone).................       483,600
         231,000  Grupo Mexico S.A., Series B
                  (Other Metals/Minerals)........................       983,031
          74,000  Grupo Radio Centro S.A. de C.V.,
                  ADR (Broadcasting).............................       388,500
           7,300  Grupo Televisa S.A., GDR+ (Broadcasting).......       326,219
          13,500  Panamerica Beverages, Inc. (Soft Drinks).......       321,469
           3,400  Telefonos de Mexico S.A., ADR
                  (Other Telephone/Communication)................       274,763
          32,300  TV Azteca S.A. de C.V., Sponsored
                  ADR+ (Textiles)................................       167,556
          36,000  Vitro S.A., ADR (Home Furnishings).............       184,500
                                                                  -------------
                                                                      5,759,039
Netherlands -- 2.8%
          38,000  ASM Lithography Holding N.V.+
                  (Electronic Production Equipment)..............     2,250,312
          19,900  Equant N.V.+
                  (Other Telephone/Communication)................     1,873,088
          19,000  Gucci Group N.V.+# (Apparel)...................     1,330,000
          36,400  Ordina Beheer N.V.+# (EDP Services)............        33,826
          77,066  Vedior N.V.
                  (Other Telephone/Communications)...............     1,312,974
                                                                  -------------
                                                                      6,800,200
Norway -- 0.6%
          93,500  Petroleum Geo-Services, Sponsored ADR+
                  (Oilfield Services/Equipment)..................     1,390,813
Peru -- 0.1%
          10,100  Telefonica del Peru S.A., ADR
                  (Other Telephone/Communications)...............       152,763
Philippines -- 0.7%
       2,143,000  Benpres Holdings Corporation+ (Broadcasting)...       507,887
         650,000  Cosmos Bottling Corporation
                  (Soft Drinks)..................................        47,070
       2,300,000  International Container Terminal Services,
                  Inc.+ (Other Transportation)...................       299,803
          94,000  Philippine Commercial International Bank
                  (Non-U.S. Banks)...............................       643,581
          10,800  Philippine Long Distance Telephone Company
                  (Other Telephone/Communications)...............       329,901
                                                                  -------------
                                                                      1,828,242
Poland -- 0.4%
           7,550  @ Entertainment, Inc.+ (Cable Television)......       141,327

The accompanying notes are an integral part of these financial statements.

                                                          ======================
                                                           The Montgomery Funds
                                                          ----------------------
                                                          Global Long-Short Fund
                                                          ----------------------
                                                               Investments


Shares                                                            Value (Note 1)
COMMON STOCKS -- continued
Poland -- continued
          59,000  Mostostal-Warszawa S.A.+
                  (Diversified Manufacture)...................    $     355,801
          59,000  Telekomunikacja Polska S.A.
                  (Other Telephone/Communications)............          412,850
                                                                  -------------
                                                                        909,978
Russia -- 1.1%
          33,900  Global TeleSystems Group, Inc.+
                  (Other Telephone/Communication).............        2,744,841
Singapore -- 3.7%
          88,000  Cycle & Carriage Ltd.
                  (Other Specialty Stores)....................          506,594
         431,000  DBS Land (Real Estate)......................          860,810
         372,000  GES International Ltd. (EDP Peripherals)....          402,079
         700,000  Hersing Corporation Ltd. (Real Estate)......          351,573
         397,000  Inchcape Motors Ltd.
                  (Automotive Aftermarket)....................          638,987
         799,000  Keppel Land Ltd. (Real Estate)..............        1,501,924
         210,000  Lindeteves-Jacoberg Ltd.
                  (Diversified Commercial Services)...........          298,529
         375,000  Neptune Orient Lines Ltd.
                  (Marine Transportation).....................          458,190
          26,800  Pacific Internet Ltd.+ (Internet
                  Services) ..................................        1,278,862
       1,644,000  Popular Holdings Ltd.
                  (Office Equipment/Supplies).................          777,408
          37,000  Singapore Press Holdings Ltd. (Newspapers)..          630,305
         735,000  Singapore Telecommunications Ltd.
                  (Other Telephone/Communication).............        1,260,728
                                                                  -------------
                                                                      8,965,989
South Africa -- 0.7%
          45,800  Barlow Ltd. (Multi-Sector Companies)........          264,121
           1,024  Edgars Consolidated Stores Ltd.
                  (Clothing/Shoe/Accessory Stores)............            7,959
          14,630  JCI Gold Ltd.+ (Precious Metals)............           13,334
          20,000  Liberty Life Association of Africa
                  Ltd.# (Life Insurance)......................          256,194
         116,200  Naspers Ltd., "N" Shares+ (Newspapers)......          698,028
          69,200  Sasol Ltd. (Coal Mining)....................          493,671
                                                                  -------------
                                                                      1,733,307
Spain -- 1.5%
         194,600  Banco Santander Central Hispano S.A.+
                  (Non-U.S. Banks)............................        2,029,427
         137,300  Prosegur, CIA de Seguridad S.A.
                  (Diversified Commercial Services)...........        1,533,936
                                                                  -------------
                                                                      3,563,363
Sweden -- 1.4%
          98,800  Modern Times Group AB, "B" Shares+
                  (Broadcasting)..............................        2,152,391
         109,500  Scandic Hotels AB (Hotels/Resorts)..........        1,170,121
                                                                  -------------
                                                                      3,322,512
Taiwan -- 2.8%
         167,900  Acer Peripherals, Inc.
                  (Electronic Data Processing)................          415,851
          30,000  Asustek Computer, Inc.
                  (Electronic Components).....................          338,081
         589,000  Chung Hwa Pulp Corporation+ (Paper).........          421,235
         144,300  Compeq Manufacturing Company Ltd.+
                  (Electronic Components).....................          844,356
         264,000  Evergreen Marine Corporation+
                  (Marine Transportation).....................          330,204
         905,000  Far Eastern International Bank+
                  (Non-U.S. Banks)............................          332,020
          31,000  Hon Hai Precision Industry+
                  (Electronic Data Processing)................          280,248
         174,000  Nien Hsing Textile Corporation Ltd.+
                  (Textiles)..................................          406,718
         496,000  Powerchip Semiconductor Corporation+
                  (Semiconductors)............................          340,904
         172,000  Siliconware Precision Industries
                  Company+ (Semiconductors)...................          327,492
         165,000  Standard Foods Taiwan Ltd.
                  (Specialty Foods/Candy).....................          197,183
         259,000  Systex Corporation+
                  (Electronic Components).....................          741,718
         191,880  Taiwan Semiconductor Manufacturing
                  Company Ltd.+
                  (Electronic Production Equipment)...........          733,659
           2,700  Taiwan Semiconductor Company Ltd.,
                  ADR+ (Electronic Production Equipment)......           91,800
           7,250  Ulead Systems, Inc.+ (Electrical
                  Products)...................................           31,873
         427,800  United Microelectronics Corporation,
                  Ltd.+ (Semiconductors)......................          920,499
                                                                  -------------
                                                                      6,753,841
Thailand -- 1.0%
         115,000  BEC World PCL
                  (Movies/Entertainment)......................          717,094
          30,000  PTT Exploration and Production PCL
                  (Oil and Gas Production)....................          229,361
         131,200  Shin Corporations PCL
                  (Electronics Distributors)..................          611,804
          60,000  Siam City Cement PCL (Building Materials)...          247,255
         215,703  United Broadcasting Corporation PCL
                  (Cable Television)..........................          169,592
         466,900  United Communication Industry PCL
                  (Other Telephone/Communications)............          430,381
                                                                  -------------
                                                                      2,405,487
Turkey -- 0.4%
       4,620,000  Akbank T.A.S. (Non-U.S. Banks)..............           67,932
       4,810,000  Vestel Elektronik Sanayi ve Ticaret A.S.+
                  (EDP Peripherals)...........................          524,736
       6,400,000  Yapi Ve Kredi Bankasi A.S.
                  (Non-U.S. Banks)............................           92,586


The accompanying notes are an integral part of these financial statements.

======================
 The Montgomery Funds
----------------------
Global Long-Short Fund
----------------------
    Investments


Shares                                                           Value (Note 1)
COMMON STOCKS -- continued
Turkey -- continued
          13,040  Yapi Ve Kredi Bankasi A.S., GDR
                  (Non-U.S. Banks).............................   $    192,992
                                                                  ------------
                                                                       878,246
United Kingdom -- 8.7%
           8,800  ARM Holdings PLC, ADR+
                  (Semiconductors).............................        307,450
          31,200  Astrazeneca PLC
                  (Multi-Sector Companies).....................      1,208,764
         594,000  British Steel PLC (Steel/Iron Ore)...........      1,539,042
          32,000  Colt Telecom Group PLC+
                  (Other Telephone/Communication)..............        673,387
          21,000  Colt Telecom Group PLC, ADR+
                  (Other Telephone/Communication)..............      1,805,344
          58,500  Energis PLC
                  (Other Telephone/Communication)..............      1,396,219
           9,323  Liberty International PLC
                  (Finance Companies)..........................         61,721
         160,400  Orange PLC# (Cellular Telephone).............      2,349,335
         102,600  Pearson PLC
                  (Financial Publishing/Services)..............      2,107,255
         162,000  Racal Electronics PLC
                  (Military/Government/Technical)..............        987,696
          46,000  Reckitt & Colman PLC
                  (Consumer Sundries)..........................        480,006
         493,600  Saatchi & Saatchi PLC (Advertising)..........      1,662,385
         227,000  Securicor Group PLC (Cellular Telephone).....      2,001,688
         294,600  Somerfield PLC (Food Chains).................      1,382,542
         341,800  Telewest Communications PLC
                  (Cable Television)...........................      1,538,000
         243,300  The Future Network PLC+ (Media)..............      1,621,539
                                                                  ------------
                                                                    21,122,373
United States -- 53.6%
         153,000  Actv, Inc.+ (Broadcasting)...................      2,118,094
          26,500  Adaptec, Inc.+#
                  (Computer Communications)....................        934,953
          89,750  Administaff, Inc.+#
                  (Diversified Commercial Services)............      1,436,000
           9,500  America Online, Inc.+# (Internet Services)...      1,049,750
          35,000  American Home Products Corporation#
                  (Major Pharmaceuticals)......................      2,012,500
          48,100  Ann Taylor Stores Corporation+#
                  (Clothing/Shoe/Accessory Stores).............      2,164,500
          10,100  Ariba, Inc.+ (Internet Services).............        986,644
          24,000  At Home Corporation+ (Other Specialty Stores)      1,295,250
          61,400  AT&T Corp. Liberty Media Group,
                  Class B+# (Broadcasting).....................      2,256,450
          36,500  Aware, Inc.+
                  (Telecommunications Equipment)...............      1,679,000
          48,000  Bally Total Fitness Holdings Corporation+#
                  (Other Consumer Services)....................      1,362,000
          31,700  BMC Software,Inc.+# (ComputerSoftware).......      1,710,809
          17,000  Careinsite, Inc.+ (Assisted Living Services).        806,438
          50,000  Centocor, Inc.+# (Biotechnology).............      2,332,812
          22,000  Cerus Corporation+ (Medical Specialties).....        486,750
          32,500  Chancellor Media Corporation, Class A+#
                  (Broadcasting)...............................      1,790,547
          25,500  Circuit City Stores Circuit City Group#
                  (Computer/Video Chains)......................      2,371,500
          31,000  Cisco Systems, Inc.+#
                  (Computer Communications)....................      1,996,594
          36,000  Citigroup, Inc.
                  (Diversified Financial Services).............      1,710,000
          62,000  Comcast Corporation, Class A#
                  (Cable Television)...........................      2,383,125
          29,000  Comverse Technology, Inc.+
                  (Telecommunications Equipment)...............      2,187,687
          37,000  Conexant Systems, Inc.+# (Semiconductors)....      2,147,156
          40,000  Cooper Cameron Corporation+
                  (Oilfield Services/Equipment)................      1,482,500
          18,750  Covad Communications Group, Inc.+
                  (Other Telephone/Communication)..............        999,023
          76,800  Cymer, Inc.+
                  (Electronic Production Equipment)............      1,920,000
          27,000  Doubleclick, Inc.+# (Advertising)............      2,471,344
          64,000  Dril-Quip, Inc.+#
                  (Oilfield Services/Equipment)................      1,468,000
           7,400  EMC Corporation+ (EDP Peripherals)...........        407,000
          20,000  Emulex Corporation+
                  (Computer Communications)....................      2,231,875
          24,000  Equitable Companies, Inc.#
                  (Diversified Financial Services).............      1,608,000
          45,660  Firstar Corporation (Mid-Sized Banks)........      1,278,480
          36,500  Forest Laboratories, Inc., Class A+
                  (Other Pharmaceuticals)......................      1,688,125
          45,000  Fox Entertainment Group, Inc.+#
                  (Media Conglomerates)........................      1,212,188
         128,000  General Nutrition Companies, Inc.+#
                  (Other Specialty Stores).....................      2,980,000
          32,000  Guidant Corporation (Medical Specialties)....      1,646,000
          16,000  Healtheon Corporation+#
                  (Services to the Health Industry)............      1,234,000
          40,000  Infinity Broadcasting Corporation,
                  Class A+# (Broadcasting).....................      1,190,000
          42,000  Insight Enterprises, Inc.+
                  (Catalog/Specialty Distribution).............      1,038,188
          65,800  International Integration Corporation+
                  (EDP Services)...............................      1,488,725
          57,000  International Network Services+
                  (EDP Services)...............................      2,288,906
          48,000  Lam Research Corporation+
                  (Semiconductors).............................      2,239,500
          21,450  Lucent Technologies, Inc.
                  (Telecommunications Equipment)...............      1,446,534

The accompanying notes are an integral part of these financial statements.

                                                          ======================
                                                           The Montgomery Funds
                                                          ----------------------
                                                          Global Long-Short Fund
                                                          ----------------------
                                                               Investments


Shares                                                           Value (Note 1)
COMMON STOCKS -- continued
United States -- continued
          90,000  Marine Drilling Company, Inc.+
                  (Oil and Gas Production)....................    $  1,231,875
          21,000  MCI WorldCom, Inc.+#
                  (Major U.S. Telecommunications).............       1,806,656
          46,000  Medquist, Inc.+ (Medical Specialties).......       2,011,063
          49,500  Micron Technology, Inc.+#
                  (Semiconductors)............................       1,995,469
          32,600  MIH Ltd.+ (Broadcasting)....................         870,013
          39,000  New Era of Networks, Inc.+#
                  (Computer Software).........................       1,712,344
          26,000  NTL Incorporated+#
                  (Other Telephone/Communication).............       2,241,687
           7,500  PathoGenesis Corporation+
                  (Biotechnology).............................         106,172
          74,500  Peregrine Systems, Inc.+
                  (Computer Software).........................       1,911,391
          13,500  Priceline.com, Inc.+ (Internet Services)....       1,559,672
          24,000  Rambus, Inc.+# (Semiconductors).............       2,211,750
          25,500  Realnetworks, Inc.+ (Internet Services).....       1,757,109
          40,000  Realty Information Group, Inc.+
                  (Real Estate)...............................       1,727,500
           4,400  Rhythms Netconnections, Inc.+
                  (Internet Services).........................         257,125
          28,000  Safeway, Inc.+# (Food Chains)...............       1,386,000
          17,000  Sangstat Medical Corporation+#
                  (Biotechnology).............................         289,531
          30,000  Security First Technologies+
                  (Savings and Loan Associations).............       1,351,875
          84,000  Sola International, Inc.+
                  (Consumer Sundries).........................       1,632,750
          33,500  Sprint Corporation+# (Cellular Telephone)...       1,913,688
          31,000  Sun Mircosystems, Inc.+#
                  (Electronic Data Processing)................       2,136,094
         125,000  Sunglass Hut International, Inc.+#
                  (Other Specialty Stores)....................       2,144,531
          34,000  Synetic, Inc.+#
                  (Services to the Health Industry)...........       2,338,562
          41,000  Teradyne, Inc.+#
                  (Electronic Production Equipment)...........       2,941,750
          10,500  Texas Instruments, Inc.#
                  (Semiconductors)............................       1,522,500
         103,500  The Men's Wearhouse, Inc.+#
                  (Clothing/Shoe/Accessory Stores)............       2,658,656
         104,000  The Sports Authority, Inc.+
                  (Other Specialty Stores)....................         461,500
          25,200  TMP Worldwide, Inc.+ (Restaurants)..........       1,604,925
          12,000  Uniphase Corporation+#
                  (Diversified Electronic Products)...........       1,993,500
          28,500  United International Holdings,
                  Inc., Class A+ (Cable Television)...........       1,928,203
          38,600  Unsinternetworking, Inc.+#
                  (Computer Software).........................       1,619,994
          29,000  Verisign, Inc.+# (Internet Services)........       2,501,250
          20,500  Veritas Software Corporation+#
                  (Computer Software).........................       1,946,859
          13,000  Warner Lambert Company#
                  (Major Pharmaceuticals).....................         901,875
          41,400  Weatherford International, Inc.#
                  (Oilfield Services/Equipment)...............       1,516,275
          40,500  Wet Seal, Inc.,
                  Class A+# (Clothing/Shoe/Accessory Stores)..       1,151,719
          46,500  Xilinx, Inc.+ (Semiconductors)..............       2,663,578
                                                                  ------------
                                                                   129,542,388

TOTAL COMMON STOCKS
(Cost $254,368,539)............................................    291,069,529
                                                                  ------------

PREFERRED STOCKS -- 2.9%
Brazil -- 2.2%
       5,000,000  Banco do Estado de Sao Paulo S.A.
                  (Non-U.S. Banks).............................        212,772
      41,100,000  Cia Paranaense de Energi S.A.
                  (Non-U.S. Utilities).........................        334,467
      80,300,000  Cia Siderurgica de Tubarao S.A.
                  (Steel/Iron Ore).............................        862,221
          30,900  Cia Vale do Rio Doce S.A., Series A
                  (Other Metals/Minerals)......................        611,190
       5,100,000  Petroleo Brasileiro S.A.
                  (Integrated Oil Companies)...................        789,714
       4,500,000  Telepar Celular S.A., Series B+
                  (Cellular Telephone).........................        241,594
      33,500,000  Telerj Celular S.A., Series B
                  (Cellular Telephone).........................      1,097,104
      20,090,000  Telesp Celular S.A., Series B
                  (Cellular Telephone).........................      1,044,521
                                                                  ------------
                                                                     5,193,583
Germany -- 0.3%
             324  Porsche AG# (Motor Vehicles).................        762,762

Thailand -- 0.4%
         740,000  Siam Commercial Bank+ (Non-U.S. Banks).......      1,053,274

TOTAL PREFERRED STOCKS
(Cost $6,101,908)...............................................     7,009,619
                                                                  ------------
Principal Amount

BONDS -- 0.4%

Mexico -- 0.4%
$        840,000  Telefonos de Mexico S.A.,
                  4.250% due 06/15/04
                  (Cost $840,000)...............................       865,200
                                                                  ------------

The accompanying notes are an integral part of these financial statements.

======================
 The Montgomery Funds
----------------------
Global Long-Short Fund
----------------------
     Investments


Shares                                                           Value (Note 1)
RIGHTS -- 0.0%@

Korea -- 0.0%@
$         10,984  Hyundai Industrial Development and
                  Construction Company Rights,
                  Expire 07/2/99+
                  (Engineering and Construction).............     $     62,630
              69  S1 Corporation Rights+.....................            3,136

TOTAL RIGHTS
(Cost $0)....................................................           65,766
                                                                  ------------
WARRANTS -- 0.0%@

Thailand -- 0.0%@
         350,000  Securities One PCL.Warrants,
                  Expire 05/31/01+
                  (Investment Bankers/Brokers/Services)
                  (Cost $0)..................................           49,342
                                                                  ------------
TOTAL INVESTMENTS -- 123.8%
(Cost $261,310,447*).........................................      299,059,456

TOTAL SHORT SALES -- (28.5)%
(Proceeds $63,592,826).......................................      (68,980,966)

TOTAL OPTIONS WRITTEN -- (0.1)%
(Premium Received $131,401)..................................         (227,150)

OTHER ASSETS AND LIABILITIES -- 4.8%
(Net)........................................................       12,361,723

NET ASSETS -- 100.0%.........................................  $   242,213,063
                                                                  ============

*    Aggregate cost for federal tax purposes $261,636,962.
+    Non-income-producing security.
#    Security, or a portion thereof, designated as short-sale collateral.
@    Amount represents less than 0.1%.

Abbreviations
ADR  American Depositary Receipt
GDR  Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

                                                      ========================
                                                        The Montgomery Funds
                                                      ------------------------
                                                       Global Long-Short Fund
                                                      ------------------------
                                                       Schedule of Short Sales
SCHEDULE OF SHORT SALES

June 30, 1999

  Shares                                                Proceeds  Value (Note 1)
SHORT SALES -- 28.5%
                  Brazil -- 0.2%
   31,600         Centrais Eletricas Brasileiras
                  S.A. (Non-U.S. Utilities) ..........  $ 317,965      $ 319,950
   10,100         Telesp Participacoes S.A., ADR
                  (Cellular Telephone) ...............    265,141        231,038
                                                        ---------      ---------
                                                          583,106        550,988
                                                        ---------      ---------

                  China/Hong Kong -- 0.5%
  166,000         Dao Heng Bank Group Ltd.
                  (Non-U.S. Banks) ...................    626,516        744,596
  162,000         Wharf (Holdings) Ltd.
                  (Real Estate).......................    518,658        505,317
                                                        ---------      ---------
                                                        1,145,174      1,249,913
                                                        ---------      ---------

                  France -- 1.4%
   18,000         Dassault Systemes S.A., ADR
                  (Computer Software) ................    738,163        595,688
    4,385         Essilor International S.A.
                  (Medical Specialties) ..............  1,541,582      1,372,350
   36,000         Michelin (C.G.D.E), Class B
                  (Automotive Aftermarket) ...........  1,535,690      1,474,599
                                                        ---------      ---------
                                                        3,815,435      3,442,637
                                                        ---------      ---------

                  Germany -- 1.8%
   16,140         Adidas AG
                  (Shoe Manufacturing) ...............  1,486,795      1,604,034
   38,900         Deutsche Telekom AG (Other
                  Telephone/Communication) ...........  1,440,692      1,634,758
   38,900         Deutsche Telekom AG, Rights
                  (Other Telephone/
                  Communication) .....................         --             --
   30,000         Kamps AG
                  (Specialty Foods/Candy) ............    931,821      1,223,567
                                                        ---------      ---------
                                                        3,859,308      4,462,359
                                                        ---------      ---------

                  Greece -- 0.0%@
      199         National Bank of Greece, GDR,
                  Rights (Non-U.S. Banks) ............         --          4,562
                  Indonesia -- 0.3%
   17,300         PT Indosat Tbk, ADR
                  (Other Telephone/
                  Communication) .....................    351,488        337,350
   33,480         PT Telekomunikasi
                  Indonesia, ADR
                  (Other Telephone/
                  Communication)......................    286,606        416,408
                                                        ---------      ---------
                                                          638,094        753,758
                                                        ---------      ---------

                  Italy -- 0.6%
  169,800         Mediaset SpA (Broadcasting) ........  1,479,286      1,513,241
                  Japan -- 0.8%
   81,000         Ibiden Company Ltd.
                  (Electronic Components) ............  1,311,845      1,340,283
   56,000         NGK Spark Plug Company Ltd.
                  (Auto Parts: O.E.M.) ...............    641,776        576,818
                                                        ---------      ---------
                                                        1,953,621      1,917,101
                                                        ---------      ---------
                  Korea -- 0.2%
   30,000         SK Telecom Company
                  Ltd. ADR
                  (Other Telephone/
                  Communication)......................    455,685        510,000
                  Mexico -- 0.4%
  186,000         Grupo Modelo S.A., Series C
                  (Consumer Electronics/
                  Appliances) ........................    493,299        530,977
   88,000         Organizacion Soriana S.A. de
                  C.V. (Other Specialty Stores) ......    347,416        414,645
                                                        ---------      ---------
                                                          840,715        945,622
                                                        ---------      ---------

                  Netherlands -- 0.7%
   37,600         Randstad Holdings N.V.
                  (Diversified Commercial
                  Services) ..........................  1,737,090      1,657,773
                  Philippines -- 0.4%
   29,400         Philippine Long Distance
                  Telephone Company, ADR
                  (Other Telephone/
                  Communication) ....................     852,957        885,675
                  Singapore -- 0.7%
  166,000         Natsteel Ltd.
                  (Metal Fabrications) ..............     153,227        290,586
   31,000         Oversea-Chinese Banking
                  Corporation Ltd.
                  (Non-U.S. Banks)...................     269,702        258,584
  388,000         Serial System Ltd.
                  (Electronic Components) ...........     355,455        337,322
   74,000         Singapore Airlines Ltd.
                  (Airlines) ........................     687,271        704,203
                                                        ---------      ---------
                                                        1,465,655      1,590,695
                                                        ---------      ---------


                  South Africa -- 0.1%
    6,800         De Beers
                  (Other Metals/Minerals) ...........     145,725        162,943
                  Spain -- 0.9%
  429,400         TelePizza S.A. (Restaurants) ......   2,872,721      2,225,743
                  Sweden -- 0.2%
   21,000         Atlas Copco AB, Series B
                  (Industrial Machinery/
                  Components) .......................     484,948        565,356
                  Switzerland -- 1.3%
    5,870         Clariant AG
                  (Speciality Chemicals) ............   2,486,897      2,421,087
    1,030         Rieter Holdings AG (Industrial
                  Machinery/Components) .............     601,886        619,978
                                                        ---------      ---------
                                                        3,088,783      3,041,065
                                                        ---------      ---------

                  Taiwan -- 0.2%
   15,500         Taiwan Semiconductor
                  Manufacturing Company Ltd.,
                  ADR (Electronic Production
                  Equipment) ........................     483,729        527,000

The accompanying notes are an integral part of these financial statements.

=======================
The Montgomery Funds
-----------------------
Global Long-Short Fund
-----------------------
Schedule of Short Sales

   Shares                                               Proceeds  Value (Note 1)
                  Thailand -- 0.2%
   77,700         Bangkok Bank PCL
                  (Non-U.S. Banks) .................    $ 249,737      $ 290,703
   71,000         Thai Farmers Bank Ltd.
                  (Non-U.S. Banks) .................      232,831        219,439
                                                      -----------    -----------
                                                          482,568        510,142
                                                      -----------    -----------

                  Turkey -- 0.0%@
   34,120         Turkiye Garanti Bankasi A.S.,
                  Rights (Non-U.S. Banks) ..........           --         51,603
                  United Kingdom -- 2.0%
    4,826         Anglo American PLC, ADR
                  (Precious Metals) ................      234,580        229,235
   82,200         F.I. Group PLC
                  (EDP Services) ...................      343,038        422,715
  117,000         PowderJect Pharmaceuticals
                  PLC (Other Pharmaceuticals) ......    1,532,163      1,541,101
  123,400         Sema Group PLC
                  (EDP Services) ...................    1,165,318      1,191,311
  148,000         W.H. Smith Group PLC
                  (Other Specialty Stores) .........    1,462,380      1,422,965
                                                      -----------    -----------
                                                        4,737,479      4,807,327
                                                      -----------    -----------
                  United States -- 15.6%
   48,000         American Eagle Outfitters
                  (Clothing/Shoe/Accessory
                  Stores) ..........................    1,371,020      2,185,500
   31,000         Apple Computers, Inc.
                  (Electronic Data Processing) .....    1,219,147      1,437,625
   42,500         Autozone, Inc.
                  (Other Specialty Stores) .........    1,355,511      1,280,313
   26,500         Barnes & Noble, Inc.
                  (Other Specialty Stores) .........      896,377        725,437
   30,000         Beringer Wine Estates, Series B
                  (Alcoholic Beverages) ............    1,069,735      1,251,563
   19,300         Best Buy Company, Inc.
                  (Other Specialty Stores) .........      879,900      1,302,750
   40,000         BioChem Pharma, Inc.
                  (Other Pharmaceuticals) ..........      797,333        748,750
   32,000         Central Parking Corporation
                  (Other Consumer Services) ........      998,076      1,096,000
   18,600         Cintas Corporation
                  (Diversified Commercial
                  Services) ........................      972,943      1,249,106
   28,000         Darden Restaurants, Inc.
                  (Restaurants) ....................      439,879        610,750
   63,000         Delia s, Inc. (Catalog/Specialty
                  Distribution).....................    1,218,831        844,594
   26,000         Ecolab, Inc.
                  (Industrial Specialties) .........      807,378      1,134,250
   35,000         Hollywood Entertainment
                  Corporation
                  (Computer/Video Chains) ..........      846,191        683,594
   16,000         International Paper Company
                  (Paper) ..........................      879,329        808,000
   30,450         Intimate Brands, Inc.
                  (Clothing/Shoe/Accessory
                  Stores)...........................      739,181      1,442,569
   37,750         Lamar Advertising Company
                  (Advertising) ....................    1,038,642      1,544,211
   57,200         Metris Companies, Inc.
                  (Finance Companies) ..............    1,686,118      2,330,900
   31,300         Miami Computer Supply
                  Corporation
                  (Electronics Distributors) .......      622,192        591,766
   28,500         Monsanto Company
                  (Major Chemicals) ................    1,283,085      1,123,969
   47,000         Papa John's International,
                  Inc. (Restaurants) ...............    2,005,229      2,098,844
   32,500         PC Connection, Inc.
                  (Catalog/Specialty
                  Distribution)  ...................      502,952        393,047
   12,000         Perot Systems Corporation,
                  Class A (EDP Services) ...........      808,371        354,000
   51,500         Reebok International Ltd.
                  (Shoe Manufacturing) .............    1,000,246        959,187
   22,000         Rent-A-Center, Inc.
                  (Other Specialty Stores) .........      546,658        527,312
   26,000         Restoration Hardware, Inc.
                  (Other Specialty Stores) .........      709,515        346,125
   15,300         Siebel Systems, Inc. (Computer
                  Software) ........................      620,657      1,014,103
   47,000         Staples, Inc.
                  (Other Specialty Stores) .........    1,129,280      1,452,594
   44,000         Starbucks Corporation
                  (Restaurants) ....................      958,191      1,648,625
   16,400         Tiffany & Company
                  (Other Specialty Stores) .........      996,665      1,582,600
   18,500         Timberland Company, Class A
                  (Shoe Manufacturing) .............      805,157      1,259,156
    5,286         uBid, Inc. (Internet Services) ...      165,698        169,317
   19,300         Value America, Inc.
                  (Internet Services) ..............      589,288        367,906
   22,000         Whole Foods Market, Inc.
                  (Food Chains) ....................      764,475      1,056,687
   57,000         Williams Sonoma, Inc.
                  (Other Specialty Stores) .........    1,747,497      1,984,313
                                                      -----------    -----------
                                                       32,470,747     37,605,463
                                                      -----------    -----------
TOTAL SHORT SALES ..................................  $63,592,826    $68,980,966
                                                      ===========    ===========
@  Amount represents less than 0.1%.

Abbreviations
ADR American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

                                                            ====================
                                                            The Montgomery Funds
                                                            --------------------
                                                                Select 50 Fund
                                                            --------------------
                                                            Portfolio Highlights

INVESTMENT REVIEW

Q: How did the Fund perform in the year ended June 30, 1999?

A: A strong relative outperformance for the six months ended June 30, 1999, was not enough to offset disappointing results in the previous six months. As a result, the Fund underperformed relative to both the Morgan Stanley Capital International (MSCI) World and the S&P 500 Indices, returning 13.9% versus 15.7% and 22.7%, respectively.

Q: What factors contributed to this underperformance?

A: During the unusual period of turbulence in global financial markets at the beginning of the financial year, the Fund's diversified asset class exposure included some the worst-hit sectors and markets, specifically the emerging markets and U.S. small-cap stocks. As investors fled all but the largest, most liquid assets, virtually no emerging market escaped unscathed. Because the small-cap market too was perceived to more risky, investors also sold these stocks disproportionately. Even as the developed markets began to recover, investors continued to favor a relatively small number of large-cap growth stocks, especially in the United States. As a result, the broader exposure of the Fund hurt relative performance.

As the economic outlook for Europe, Japan and the emerging markets has improved, however, the global investment environment has changed dramatically. In stark contrast to 1998, in 1999 the emerging markets, particularly those in Asia, have outperformed the developed markets. And, against a background of global growth, interest in the U.S. market has broadened to include the small-cap and cyclical stocks which had been out of favor during 1998. This broadening trend has particularly suited the Fund's diversified nature, so it performed very well against its benchmarks in the latter half of the financial year.

Q: Did you alter the Fund's strategy to reflect changing market conditions?

A: The Fund's globally oriented strategy remains unchanged. The Fund continues to focus on bottom-up stock selection, drawing upon the resources of Montgomery's five equity investment disciplines--growth equity, emerging growth, equity income, international equity and emerging markets. Each team selects 10 of its best capital appreciation ideas to construct a diversified portfolio of approximately 50 stocks. Under normal conditions, the Select 50 Fund will have a portfolio exposure of 60% to the U.S. market and 40% to international markets. We believe that the Fund offers a powerful combination of concentrated investment ideas with a systematic allocation to five independent disciplines for diversification and capital appreciation. In the long run, we believe that this combination will offer excellent absolute and relative returns.

================================================================================
                              PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
                             Portfolio Managers from
                         each equity team representing:
                               U.S. Growth Equity
                              U.S. Emerging Growth
                               U.S. Equity Income
                              International Equity
                                Emerging Markets

================================================================================
                               FUND PERFORMANCE
--------------------------------------------------------------------------------
                          Average annual total returns
                          for the period ended 6/30/99
--------------------------------------------------------------------------------
                           Montgomery Select 50 Fund

Since inception (10/2/95) ............................................... 24.73%
One year ................................................................ 13.89%
Three years ............................................................. 18.43%
--------------------------------------------------------------------------------

                                 S&P 500 Index

Since 9/30/95 ........................................................... 27.82%
One year ................................................................ 22.74%
Three years ............................................................. 29.07%
--------------------------------------------------------------------------------

                               MSCI World Index

Since 9/30/95 ........................................................... 17.94%
One year ................................................................ 15.67%
Three years ............................................................. 18.29%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

                        Growth of a $10,000 Investment
                           [LINE GRAPH APPEARS HERE]

                    Montgomery
                    Select 50     S&P 500        MSCI World    Lipper Global
          Date        Fund         Index           Index      Funds Average/3/
         ------     ----------    --------       ----------   ----------------
         Sep-95      10,000      10,000.00       10,000.00      10,000.00
         Oct-95      10,417       9,964.70        9,840.40       9,804.26
         Nov-95      11,080      10,403.35       10,179.93       9,979.30
         Dec-95      11,574      10,595.70       10,475.42      10,176.36
         Jan-96      11,951      10,960.62       10,662.75      10,446.06
         Feb-96      12,160      11,065.95       10,725.50      10,563.78
         Mar-96      12,520      11,171.96       10,901.75      10,728.28
         Apr-96      13,281      11,336.53       11,155.86      11,101.71
         May-96      14,068      11,628.67       11,163.27      11,230.04
         Jun-96      13,775      11,675.88       11,217.48      11,215.00
         Jul-96      12,704      11,155.95       10,818.79      10,716.94
         Aug-96      13,298      11,392.91       10,940.90      10,993.91
         Sep-96      13,700      12,033.30       11,367.01      11,330.87
         Oct-96      13,629      12,362.65       11,444.11      11,337.68
         Nov-96      14,142      13,301.10       12,083.16      11,892.06
         Dec-96      13,942      13,040.80       11,887.38      11,904.28
         Jan-97      14,960      13,850.37       12,028.41      12,184.20
         Feb-97      15,125      13,961.45       12,164.51      12,218.01
         Mar-97      14,647      13,380.80       11,921.62      12,024.76
         Apr-97      14,969      14,179.09       12,309.03      12,182.09
         May-97      16,526      15,049.41       13,066.54      12,939.45
         Jun-97      17,404      15,711.13       13,716.00      13,478.45
         Jul-97      18,735      16,958.59       14,345.47      14,165.16
         Aug-97      18,587      16,018.75       13,383.57      13,416.36
         Sep-97      19,657      16,892.25       14,108.40      14,238.96
         Oct-97      18,396      16,336.33       13,363.58      13,314.70
         Nov-97      18,082      17,085.67       13,597.79      13,341.45
         Dec-97      18,023      17,374.42       13,761.23      13,505.32
         Jan-98      17,631      17,571.10       14,142.45      13,602.78
         Feb-98      18,942      18,833.76       15,096.81      14,560.76
         Mar-98      20,158      19,800.50       15,731.98      15,299.41
         Apr-98      20,789      20,005.63       15,883.35      15,523.08
         May-98      20,301      19,657.73       15,681.93      15,326.86
         Jun-98      20,091      20,456.23       16,051.72      15,396.90
         Jul-98      19,679      20,238.78       16,023.58      15,394.52
         Aug-98      16,138      17,317.11       13,884.39      13,037.89
         Sep-98      16,654      18,438.56       14,127.56      13,105.76
         Oct-98      17,669      19,931.17       15,402.27      13,966.75
         Nov-98      18,952      21,139.59       16,315.82      14,725.76
         Dec-98      19,717      22,369.71       17,110.45      15,439.87
         Jan-99      19,790      23,290.44       17,482.62      15,767.00
         Feb-99      19,099      22,567.04       17,015.08      15,305.00
         Mar-99      19,842      23,473.56       17,721.04      15,879.00
         Apr-99      21,295      24,367.43       18,417.14      16,659.00
         May-99      21,367      23,804.06       17,741.67      16,184.00
         Jun-99      22,882      25,105.19       18,566.68      17,073.00


/1/ The Standard & Poor s 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets.
/2/ The Morgan Stanley Capital International World Index measures the performance of selected stocks in 22 developed countries. The index is presented net of dividend withholding taxes.
/3/ The Lipper Global Funds Average universe consists of 130 funds.

====================
The Montgomery Funds
--------------------
   Select 50 Fund
--------------------
Portfolio Highlights

================================================================================
TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                     (as a percentage of total net assets)
AT&T Canada, Inc. ...............................................    4.1%
Alcoa, Inc. .....................................................    3.2%
Manitowoc Company, Inc. .........................................    3.1%
Elcor Corporation ...............................................    3.0%
Duane Reade, Inc. ...............................................    2.9%
Reliance Industries, Ltd. .......................................    2.8%
Korea Telecom Corporation .......................................    2.7%
Amerada Hess Corporation ........................................    2.6%
Lockheed Martin Corporation .....................................    2.5%
Telebras, ADR ...................................................    2.5%

================================================================================
TOP FIVE INDUSTRIES
--------------------------------------------------------------------------------
                    (as a percentage of total net assets)
Other Telephone/Communication ...................................   17.7%
Construction/Agriculture
Equipment/Trucks ................................................    4.3%
Major Banks .....................................................    3.9%
Telecommunications Equipment ....................................    3.9%
Aerospace/Defense ...............................................    3.8%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

This Fund invests in stocks of both small-cap companies and foreign companies. There are risks associated with investing in small-cap companies, which tend to be more volatile and less liquid than stocks of large companies, including the increased risk of price fluctuations. There are also risks associated with investing in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

Q: Can you comment on some of the stock ideas that have made a positive contribution to performance over the period?

A: Among the top positive contributors to Fund performance were: Nokia (2.3% of net assets as of 6/30/99), DBS Land (2.3% of net assets as of 6/30/99) and a more recent addition, Korea Telecom (2.7% of net assets as of 6/30/99). Nokia is a telecommunications equipment manufacturer and a market leader in the mobile phone segment of the industry.

Both DBS Land, a Singapore property company, and Korea Telecom have profited from the recovery of the Asian markets. Their share prices have outperformed due to the fact that both are likely to benefit from major restructuring. DBS is further along in this effort; it began to restructure at the bottom of the market and has since acquired more properties. The company is now reaping the rewards of its earlier efforts, as mortgage rates have fallen and demand for property is recovering. In contrast, recently privatized Korea Telecom is at the beginning of the restructuring process but, as the country's largest telecom provider, offers investors great potential.

Stocks benefiting from the broadening trend in the United States include Alcoa (3.2% of net assets as of 6/30/99) and Manitowoc (3.1% of net assets as of 6/30/99).

Q: What is your outlook for the coming year, and how can the Fund potentially benefit?

A: We believe that the broadening trend in the U.S. market will continue and that excellent opportunities in international and emerging markets remain. This type of global market environment is favorable to the Fund's strategy and is an environment that we believe will support a continuation of the strong absolute and relative performance enjoyed by the Fund to date in 1999.

                                                            ====================
                                                            The Montgomery Funds
                                                            --------------------
                                                                Select 50 Fund
                                                            --------------------
                                                                 Investments

PORTFOLIO INVESTMENTS

June 30, 1999

Shares                                               Value (Note 1)
COMMON STOCKS -- 93.3%
Advertising -- 0.6%
   25,000         Snyder Communications, Inc.+
                  (United States) ................... $  818,750
Aerospace/Defense -- 3.8%
   92,500         Lockheed Martin Corporation
                  (United States) ...................   3,445,625
   52,200         Moog, Inc., Class A+ (United
                  States) ...........................   1,794,375
                                                      -----------
                                                        5,240,000
Aluminum -- 3.2%
   70,000         Alcoa, Inc. (United States) .......   4,331,250
Apparel -- 1.5%
   29,000         Gucci Group N.V. (Netherlands).....   2,030,000
Building Materials -- 3.0%
   95,400         Elcor Corporation (United States)..   4,167,788
Building Products -- 1.8%
   85,000         Masco Corporation (United States)..   2,454,375
Cable Television -- 1.8%
    8,600         Canal Plus (France) ...............   2,416,219
Cellular Telephone -- 2.0%
  185,000         Orange PLC (United Kingdom) .......   2,709,645
Clothing/Shoe/Accessory Stores -- 1.6%
   67,000         Nordstrom, Inc. (United States)...    2,244,500
Computer Software -- 2.9%
  182,600         Avid Technology, Inc.+ (United
                  States) ...........................   2,927,306
    1,100         Clarent Corporation (United States)      30,800
   29,600         MICROS Systems, Inc.+ (United
                  States) ...........................   1,010,100
                                                      -----------
                                                        3,968,206
Construction/Agriculture Equipment/Trucks -- 4.3%
  251,000         Larsen & Tourbo Ltd. (India) ......   1,656,756
  102,325         Manitowoc Company, Inc. (United
                  States) ...........................   4,259,278
                                                      -----------
                                                        5,916,034

Diversified Commercial Services -- 3.3%
  175,000         HA-LO Industries, Inc.+ (United
                  States) ...........................   1,728,125
  106,600         On Assignment, Inc.+ (United
                  States) ...........................   2,778,262
                                                      -----------
                                                        4,506,387

Diversified Electronic Products -- 1.6%
   22,000         Hewlett-Packard Company
                  (United States) ...................   2,211,000
Drug Store Chains -- 2.9%
  129,000         Duane Reade, Inc.+ (United States).   3,950,625
Finance Companies -- 1.9%
   56,000         Household International, Inc.
                  (United States) ...................   2,653,000
Food Chains -- 1.9%
   51,000         Albertson's, Inc. (United States)..   2,629,688

Industrial Machinery/Components -- 1.0%
   48,100         Applied Power, Inc., Class A
                  (United States) ...................   1,313,731
Integrated Oil Companies -- 2.6%
   59,500         Amerada Hess Corporation
                  (United States) ...................   3,540,250
Internet Services -- 0.5%
   13,100         Pacific Internet Ltd.+ (Singapore).     625,116
Major Banks -- 3.9%
   41,000         Bank of America Corporation
                  (United States) ...................   3,005,812
   35,000         National City Corporation
                  (United States) ...................   2,292,500
                                                      -----------
                                                        5,298,312
Major Chemicals -- 2.5%
   26,500         Dow Chemical Company
                  (United States) ...................   3,362,188
Major Pharmaceuticals -- 1.1%
   27,000         Glaxo Wellcome PLC, ADR
                  (United Kingdom) ..................   1,528,875
Managed Health Care -- 2.2%
  140,000         First Health Group Corporation+
                  (United States) ...................   3,014,375
Metal Fabrication -- 1.5%
   47,600         Coflexip S.A., ADR (France)........   2,088,450
Oil & Gas Production -- 0.6%
   58,400         Petroleo Brasileiro S.A., ADR
                  (Brazil) ..........................     886,950
Oil/Gas Transmission -- 2.1%
   71,500         The Coastal Corporation (United
                  States) ...........................   2,860,000
Oilfield Services/Equipment -- 2.0%
   60,000         Halliburton Company (United
                  States) ...........................   2,715,000
Other Pharmaceuticals -- 1.9%
  171,000         Ranbaxy Laboratories, Ltd. (India).   2,576,523
Other Specialty Stores -- 1.5%
   46,300         Linens 'N Things, Inc.+ (United
                  States) ...........................   2,025,625
Other Telephone/Communication -- 17.7%
   87,200         AT&T Canada, Inc.+ (United States).   5,572,625
   69,300         Colt Telecom Group PLC+
                  (United Kingdom) ..................   1,458,302
   11,800         Colt Telecom Group PLC, ADR+
                  (United Kingdom) ..................   1,014,432
   26,500         Equant N.V. (Netherlands) .........   2,494,313
   33,500         Global TeleSystems Group, Inc.+
                  (United States) ...................   2,712,453

The accompanying notes are an integral part of these financial statements.

====================
The Montgomery Funds
--------------------
  Select 50 Fund
--------------------
   Investments

Shares                                               Value (Note 1)
COMMON STOCKS -- continued
Other Telephone/Communication -- continued
    112,550       Hellenic Telecommunication
                  Organization S.A. (Greece) ........ $ 2,415,543
     54,900       Korea Telecom Corporation (Korea)..   3,642,609
    152,500       Matav Rt. (Hungary) ...............     825,262
     21,700       Matav Rt., ADR (Hungary) ..........     596,750
     38,300       Telebras, ADR (Brazil) ............   3,454,182
                                                      -----------
                                                       24,186,471

Package Goods/Cosmetics -- 1.7%
     41,000       Kimberly-Clark Corporation
                  (United States) ...................   2,337,000
Paper -- 2.1%
     57,000       International Paper Company
                  (United States) ...................   2,878,500
Real Estate -- 2.2%
  1,531,000       DBS Land Ltd. (Singapore) .........   3,057,773
Soft Drinks -- 0.2%
     15,600       Coca-Cola Femsa S.A., ADR+
                  (Mexico) ..........................     302,250
Telecommunications Equipment -- 3.9%
     30,000       Comverse Technology, Inc.+
                  (United States) ...................   2,263,125
     34,200       Nokia Corporation, ADR (Finland)...   3,131,437
                                                      -----------
                                                        5,394,562

Textiles -- 2.8%
    927,100       Reliance Industries, Ltd.
                  (India)............................   3,774,187
Trucking -- 1.2%
     75,000       Swift Transportation Company,
                  Inc.+ (United States) .............   1,647,656

TOTAL COMMON STOCKS
(Cost $102,372,266) ................................. 127,661,261
                                                      -----------
PREFERRED STOCK -- 0.2%
Paper -- 0.2%
 10,100,000       Caemi Mineracao e Metalurgia
                  S.A.+ (Brazil)(Cost $344,075) .....     342,470

TOTAL SECURITIES
(Cost $102,716,341) ................................. 128,003,731
                                                      -----------

Principal Amount
REPURCHASE AGREEMENT -- 2.3%
 $3,120,000        Agreement with Prudential
                   Securities, Tri-Party,
                   5.100% dated 06/30/99,
                   to be repurchased at
                   $3,120,436, collateralized
                   by $3,182,405 market value of U.S.
                   government and mortgage-backed
                   securities, having various
                   maturities and interest rates
                   (Cost $3,120,000) ................   3,120,000
                                                      -----------

                                                Value (Note 1)
TOTAL INVESTMENTS -- 95.8%
(Cost $105,836,341*) ............................... $131,123,731

OTHER ASSETS AND LIABILITIES -- 4.2%
(Net) ..............................................    5,723,438
                                                      -----------

NET ASSETS -- 100.0% ............................... $136,847,169
                                                      ===========

*  Aggregate cost for federal tax purposes $106,999,755.
+  Non-income-producing security.

Abbreviations
ADR American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

==========================
   The Montgomery Funds
--------------------------
U.S. Asset Allocation Fund
--------------------------
  Portfolio Highlights

INVESTMENT REVIEW

Q: How did the Fund perform during its fiscal year?

A: The Fund returned 11.9% over the 12 months ended June 30, 1999, underperforming its benchmark, a blend of 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index, which returned 15.3% during the same period.

The Fund's underperformance was concentrated in the third and fourth quarters of 1998, however, and were pleased to report that its relative performance improved in the second half of the financial year. Since the beginning of 1999, the Fund has returned 11.7%, against a return for the benchmark of only 6.7%.

Q: What factors contributed to the Fund's improved performance in 1999?

A: The Fund's strong recent performance is primarily attributable to its allocation in the Montgomery Growth Fund, which performed strongly during the second quarter of 1999, returning 17.5% versus 7.1% for the S&P 500 Index. A broadening of the market was the most important factor behind this stellar performance. In the first quarter of 1999, the performance of the S&P 500 was driven by fewer than 20 stocks, most of which were among the narrow group of high-valuation growth companies that have fueled S&P 500 returns over the past few years. In contrast, in the second quarter of 1999, S&P 500 performance broadened significantly, with more than 70 stocks driving returns. The Fund benefited from being invested in previously neglected areas of the market, namely those growth stocks with reasonable valuations.

For example, the market became enamored of basic materials firms, including such Montgomery Growth Fund holdings (as of 6/30/99), as Alcoa (4.4% of net assets), Dow Chemical (3.4% of net assets) and Boise Cascade (3.2% of net assets). Global industrial concerns such as Matsushita (1.8% of net assets), Rio Tinto (2.0% of net assets) and Sony (1.2% of net assets) also performed well, as did smaller-company stocks such as First Health (2.9% of net assets). The strength of the global economy and the firming of global commodity prices were key considerations that caused investors to look at companies like these.

Q: What about the fixed-income portion of the portfolio? How did that fare?

A: The fixed-income allocation has performed very well throughout the year, beating the Lehman Brothers Aggregate Bond Index during the 12-month period. This portion of the Fund -- represented by its investment in the Montgomery Total Return Bond Fund switched from an overweighting in Treasury securities during the first part of the year to higher-yielding spread securities such as corporates and mortgages starting in December.

These moves were predicated on achieving the best rewards at the lowest possible risk, a philosophy that helped the Fund benefit from the strong Treasury rally during the first part of the fiscal year and prosper from the relative outperformance of spread sectors during their rebound in the first half of 1999.

================================================================================
                             PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
                           Fund of Funds, including:
                            Montgomery Growth Fund
                       Montgomery Total Return Bond Fund
                   Montgomery Government Money Market Fund*
================================================================================
                               FUND PERFORMANCE
--------------------------------------------------------------------------------
                         Average annual total returns
                         for the period ended 6/30/99
--------------------------------------------------------------------------------
                                  Montgomery
                          U.S. Asset Allocation Fund

Since inception (3/31/94) ............................................... 19.33%
One year ................................................................ 11.93%
Five years .............................................................. 19.92%

--------------------------------------------------------------------------------

                                 S&P 500 Index

Since 3/31/94 ........................................................... 26.47%
One year ................................................................ 22.74%
Five years .............................................................. 27.86%

--------------------------------------------------------------------------------
                                Lehman Brothers
                              Aggregate Bond Index

Since 3/31/94 ............................................................ 7.22%
One year ................................................................. 3.14%
Five years ............................................................... 7.82%
--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Fund performance presented is for Class R shares.

--------------------------------------------------------------------------------
                        Growth of a $10,000 Investment

                           [LINE GRAPH APPEARS HERE[

                            US Asset
                           Allocation (Lehman)  S&P 500   Lipper

         Mar-94              10,000       10,000       10,000      10,000
         Apr-94              10,158     9,920.15    10,128.12   10,023.71
         May-94              10,374     9,918.76    10,293.68   10,071.35
         Jun-94              10,199     9,896.84    10,041.78    9,905.52
         Jul-94              10,741    10,093.42    10,371.29   10,110.38
         Aug-94              11,040    10,105.95    10,795.52   10,355.87
         Sep-94              11,141      9,957.2    10,531.75   10,190.12
         Oct-94              11,533     9,948.33    10,768.02   10,257.92
         Nov-94              11,933     9,926.24    10,376.35   10,020.23
         Dec-94              11,976     9,994.78    10,529.97   10,087.66
         Jan-95              12,095    10,192.58    10,802.85   10,197.28
         Feb-95              12,494    10,434.92    11,223.45   10,493.49
         Mar-95              12,876    10,498.94     11,554.1   10,704.09
         Apr-95              12,952    10,645.59    11,894.07   10,922.85
         May-95              13,436    11,057.55    12,368.74    11,303.1
         Jun-95              13,869    11,138.62    12,655.53   11,540.45
         Jul-95              14,293    11,113.74    13,075.02   11,838.41
         Aug-95              14,489    11,247.87    13,107.66   11,918.02
         Sep-95              14,786    11,357.29    13,660.52   12,191.77
         Oct-95              14,786    11,504.99    13,611.11   12,127.57
         Nov-95              15,551    11,677.39    14,205.57   12,506.87
         Dec-95              15,880    11,841.27    14,482.26   12,694.27
         Jan-96              15,863    11,919.91     14,974.6   12,953.46
         Feb-96              16,263    11,712.71    15,113.91   13,018.39
         Mar-96              16,486    11,631.29    15,259.42   13,087.23
         Apr-96              16,975    11,565.88    15,481.19   13,249.23
         May-96              17,347     11,542.4    15,882.04   13,416.59
         Jun-96              17,187     11,697.4    15,943.39   13,418.81
         Jul-96              16,663    11,729.41     15,239.4   13,042.92
         Aug-96              17,045    11,709.75    15,561.34   13,270.41
         Sep-96              17,462    11,913.82    16,436.39   13,745.16
         Oct-96              17,743    12,177.72    16,899.54   13,989.62
         Nov-96              18,329    12,386.71    18,165.06   14,656.57
         Dec-96              17,921    12,271.14    17,805.22      14,517
         Jan-97              18,200    12,308.72    18,917.01   15,010.08
         Feb-97              18,061    12,339.34    19,065.52   15,000.84
         Mar-97              17,674     12,202.6    18,283.61   14,580.67
         Apr-97              18,239    12,385.27    19,374.15    14,986.6
         May-97              19,270    12,502.35    20,558.64    15,648.2
         Jun-97              19,705    12,650.74     21,472.6   16,135.32
         Jul-97              21,152    12,991.89    23,180.71   17,063.19
         Aug-97              20,923    12,881.08    21,883.06   16,542.42
         Sep-97              21,655    13,071.05    23,080.84   17,244.65
         Oct-97              21,339    13,260.67    22,310.87   16,856.47
         Nov-97              21,389    13,321.74    23,342.84   17,146.37
         Dec-97              21,330    13,455.86    23,743.44   17,368.57
         Jan-98              21,247    13,628.61     24,005.8   17,476.69
         Feb-98              22,123    13,618.35    25,736.19   18,329.99
         Mar-98              22,645    13,665.15    27,053.05   18,941.99
         Apr-98              22,858    13,736.47    27,330.08   19,123.24
         May-98              22,597    13,866.78    26,860.96   18,885.52
         Jun-98              22,598    13,984.38    27,951.24    19,230.4
         Jul-98              22,112    14,014.13    27,655.83    18,973.3
         Aug-98              20,714     14,242.2    23,660.22   17,078.24
         Sep-98              21,176    14,575.69    25,177.22   17,753.97
         Oct-98              21,888    14,498.63       27,222   18,642.71
         Nov-98              22,527    14,580.91     28,871.2   19,412.08
         Dec-98              22,648    14,624.75     30,534.8   20,160.82
         Jan-99              22,889       14,729    31,825.88      20,522
         Feb-99              22,346       14,472    30,837.37      19,904
         Mar-99              22,918       14,552    32,076.11      20,426
         Apr-99              24,513       14,598    33,297.57      21,120
         May-99              24,332       14,470    32,527.73      20,772
         Jun-99              25,295       14,423    34,305.69      21,428

/1/ The Standard & Poor s 500 Index is composed of 500 widely held common stocks listed on the NYSE, AMEX and OTC markets.

/2/ The Lehman Brothers Aggregate Bond Index comprises all bonds that are investment grade, are in excess of $25 million and have at least one year to maturity.

/3/ The Lipper Flexible Portfolio Funds Average universe consists of 92 funds.

* Formerly named Montgomery Government Reserve Fund.

==========================
   The Montgomery Funds
--------------------------
U.S. Asset Allocation Fund
--------------------------
  Portfolio Highlights

Q: What asset allocation moves were made over the course of the year?

A: Going into the third quarter of 1998, the Fund was positioned with target weightings of 40% equities and 60% bonds, a cautious stance relative to the Fund's neutral weighting of 60% equities and 40% bonds. During the turmoil that hit the market in the third quarter, this was a beneficial position to take. By the beginning of the first quarter of 1999, the Fund had moved back to its neutral weighting. That position was changed in May, when the Fund's exposure to equities was increased to 65% and the bond portion was reduced to 35%. This apportionment was maintained through the end of the second quarter of 1999. Overall, the shift to an overweighting in equities helped the Fund's performance in the final months of the financial year. Our rationale for the increase in equities was based on the strengthening of global economies, the positive outlook for corporate earnings and the continued low rates of inflation. Nevertheless, our enthusiasm toward the equity market was tempered somewhat by concerns about rising interest rates, the war in Kosovo and the resignation of U.S. Treasury Secretary Robert Rubin.

Q: What is your outlook for the rest of 1999?

A: We continue to be optimistic about the prospects for equity markets. We believe that we are entering a period of accelerating world growth and are optimistic that the broadening of market performance that began in the second quarter will continue into 1999. Looking at the fixed-income portion, we believe that bond yields may be nearing their highs, despite the fact that the Federal Reserve Board is poised to raise interest rates in the event that inflationary pressures grow. The Total Return Bond Fund is currently overweighted in mortgages to take advantage of their attractive yields, underweighted in corporates for technical reasons and underweighted in Treasuries.

PORTFOLIO INVESTMENTS
June 30, 1999

Shares                                                            Value (Note 1)
INVESTMENT COMPANY SECURITIES--100.0%

Bond Mutual Fund Taxable--34.8%
2,421,962         Montgomery Total Return Bond Fund .............  $ 28,240,074

Equity Mutual Fund--65.2%
2,175,809         Montgomery Growth Fund ........................    52,959,187

TOTAL INVESTMENTS--100.0%
(Cost $77,061,264*) .............................................    81,199,261
                                                                   ------------
OTHER ASSETS AND LIABILITIES--0.0%@
(Net) ...........................................................        (9,766)
                                                                   ------------

NET ASSETS--100.0% ..............................................  $ 81,189,495
                                                                   ============
*    Aggregate cost for federal tax purposes $79,795,112.
@    Amount represents less than 0.1%.

The accompanying notes are an integral part of these financial statements.

======================
 The Montgomery Funds
----------------------
Total Return Bond Fund
----------------------
 Portfolio Highlights

INVESTMENT REVIEW

Q: How did the Fund perform in the year ended June 30, 1999?

A: We are very encouraged by the performance of the Fund given the challenging investment environment over the past 12 months. The Fund returned 3.2%, enjoying strong relative performance against its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 3.1%.

Q: Did changes in Federal Reserve Bank interest rate policy have an impact on Fund strategy over the course of the year?

A: Throughout the year we focused on achieving the highest returns at the lowest possible risk. Changes in Federal Reserve policy tended to follow the lead of the bond market throughout the financial year and affected strategy only insofar as they marked turning points in the fortunes of different sectors of the bond market. The three rate cuts that the Fed implemented to calm the financial markets and respond to concerns about deflation at the end of 1998 contributed to a strong Treasury bond rally. As concern over inflationary pressures grew in 1999, the Fed's announcement of a tightening bias helped restore some sense of normality to the market by the end of the financial year.

The changing risk/reward relationship created by Fed policy shifts led us to make some adjustments to the portfolio. For example, in December 1998, we switched from an overweight position in Treasury bonds to an overweight position in higher-yielding spread securities, such as corporate bonds and mortgages. This major shift in strategy reflected our belief that on a risk-weighted basis the potential returns offered by higher-yielding spread products were now greater than those offered by Treasuries. This emphasis on the risk/reward relationship enabled us to make profitable sector calls during the course of the year.

Q: What other factors affected performance over the period?

A: Due to the release of stronger than anticipated economic growth statistics in fourth quarter 1998, inflation became a renewed concern for the bond markets by February 1999. This led to a 1% rise in long-term interest rates from February through June 30, 1999, as market sentiment shifted 180 degrees and bond prices fell. Our research indicates that there have been four semiannual bond performances that have been worse over the past 20 years. As a result, absolute bond market returns were unusually low, and the performance of the Fund was similarly affected. In spite of lower absolute returns, our switch into higher-yielding issues resulted in the strong returns relative to the benchmark.

Q: Now that the bond markets have returned to normal, where do you believe the best opportunities to add value to the Fund are to be found?

A: Despite the fact that the Fed appears determined to slow growth in order to stifle inflationary pressures against a background of rising commodity prices and a daunting trade deficit, we believe that bond yields (interest rates) may be nearing their

================================================================================
                              PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
William Stevens........................................ Senior Portfolio Manager
Marie Chandoha................................................ Portfolio Manager

================================================================================
                               FUND PERFORMANCE
--------------------------------------------------------------------------------
                          Average annual total returns
                          for the period ended 6/30/99

--------------------------------------------------------------------------------
                                   Montgomery
                             Total Return Bond Fund

Since inception (6/30/97) ................................................ 6.99%
One year ................................................................. 3.20%

--------------------------------------------------------------------------------
                                Lehman Brothers
                              Aggregate Bond Index

Since 6/30/97 ............................................................ 6.78%
One year ................................................................. 3.14%

--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
                        Growth of a $10,000 Investment

                           [LINE GRAPH APPEARS HERE]

                  Total Return/1/   (Lehman)       Lipper/2/
         Jun-97        10,000.00        10,000.00        10,000.00
         Jul-97        10,276.00        10,269.67        10,261.46
         Aug-97        10,176.00        10,182.07        10,170.54
         Sep-97        10,333.00        10,332.24        10,316.37
         Oct-97        10,493.00        10,482.13        10,434.05
         Nov-97        10,543.00        10,530.40        10,464.53
         Dec-97        10,646.00        10,636.42        10,559.13
         Jan-98        10,792.00        10,772.97        10,696.33
         Feb-98        10,779.00        10,764.86        10,681.51
         Mar-98        10,824.00        10,801.85        10,720.30
         Apr-98        10,860.00        10,858.23        10,766.05
         May-98        10,985.00        10,961.23        10,859.99
         Jun-98        11,092.00        11,054.19        10,937.90
         Jul-98        11,110.00        11,077.71        10,957.49
         Aug-98        11,326.00        11,257.99        11,085.45
         Sep-98        11,569.00        11,521.61        11,324.79
         Oct-98        11,479.00        11,460.69        11,235.09
         Nov-98        11,506.00        11,525.74        11,288.92
         Dec-98        11,575.00        11,560.39        11,327.14
         Jan-99        11,663.00        11,643.00        11,397.00
         Feb-99        11,454.00        11,440.00        11,190.00
         Mar-99        11,546.00        11,503.00        11,271.00
         Apr-99        11,569.00        11,539.00        11,306.00
         May-99        11,474.00        11,438.00        11,188.00
         Jun-99        11,447.00        11,401.00        11,146.00

/1/The Lehman Brothers Aggregate Bond Index comprises all bonds that are investment grade, are in excess of $25 million and have at least one year to maturity.

/2/The Lipper Intermediate Investment-Grade Debt Funds Average universe consists of 215 funds.

======================
 The Montgomery Funds
----------------------
Total Return Bond Fund
----------------------
 Portfolio Highlights


================================================================================
                               TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                    (as a percentage of total net assets)

FNMA, 9.000% Pass-through Pool
         #B00688 due 09/01/05 ............................................12.8%
U.S. Treasury Notes
         5.625% due 05/15/01 ............................................. 9.8%
FNMA, TBA Jul., 30 Yr.,
         6.000% due 06/29/29 ............................................. 9.8%
U.S. Treasury Bonds,
         8.875% due 02/15/19 ............................................. 8.0%
U.S. Treasury Notes,
         7.000% due 07/15/06 ............................................. 6.5%
FNMA, TBA Aug., 30 Yr.
         7.000% due 06/29/29 ............................................. 6.4%
FHLMC, 2098VA (PAC),
         6.000% due 10/15/05 ............................................. 5.5%
Premier Trust, Series B1,
         10.500% due 12/20/05 ............................................ 5.2%
FHLMC, 1676KD (AD),
         6.250% due 03/15/06 ............................................. 3.8%
Bristol-Myers Squibb Company, Debentures,
         6.800% due 11/15/26 ............................................. 3.1%

================================================================================
                                   ASSET MIX
--------------------------------------------------------------------------------
                    (as a percentage of total investments)

Corporate Bonds and Notes................................................. 23.4%
Treasuries................................................................ 20.7%
Collateralized Mortgage Obligations....................................... 16.7%
Agencies.................................................................. 16.3%
Mortgage Pass-throughs.................................................... 12.8%
Asset-Backed Securities...................................................  6.4%
Other.....................................................................  3.7%


================================================================================
                               INVESTMENT GRADE
--------------------------------------------------------------------------------
                    (as a percentage of total investments)
Aaa .......................................................................  71%
Aa ........................................................................   2%
A .........................................................................   8%
Baa .......................................................................  11%
Nonrated ..................................................................   8%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

highs. Our optimism is in part based on historical precedent. The Lehman Brothers Aggregate Bond Index has never had two consecutive six-month periods of negative returns. If we are proven correct, the market is likely to offer plenty of ways in which to add value to the Fund in the coming year.

On the technical side, we have identified three areas particularly worth exploring. First, the declining Treasury supply is a new dynamic in the U.S. fixed-income market that is gaining momentum. Second, as the number of indexers has grown, so have the opportunities to take advantage of them. Third, the Y2K issue may also create some opportunities.

In addition, improved liquidity is permitting us to take advantage of relative-value ideas. Rates are high enough that we believe that over a five-year period we will provide high returns relative to inflation. Mortgage-backed securities are cheap enough that they make sense even if they never attain the tighter spreads we saw a year ago. Corporate bonds appear to be properly pricing based on the possibility of a recession. In this market we believe there are ample opportunities for us to add value.

Q: How is the Fund positioned to take advantage of these opportunities?

A: Currently, we are overweighted in mortgages to take advantage of the yield, underweighted in corporates (on a risk basis, not a dollar basis) for technical reasons and underweighted in Treasuries. Although we think real yields are attractive, we are at the benchmark for duration, expecting a better entry point sometime in the third quarter. We believe the spread between the 10-year and 30-year Treasury to be too narrow and are overweighted in the intermediate part of the curve.

======================
 The Montgomery Funds
----------------------
Total Return Bond Fund
----------------------
    Investments

PORTFOLIO INVESTMENTS

June 30, 1999

Principal Amount                                                  Value (Note 1)
ASSET-BACKED SECURITIES -- 7.5%
$    620,000      DLJ Commercial Mortgage Corporation,
                  Series 1999-CG2, A1B,
                  7.30% due 06/10/09 ............................   $   629,300
     250,768      Master Financial Asset
                  Securitization Trust,
                  Series 1998-1A2,
                  6.22% due 08/20/11 ............................       250,727
   2,034,773      Premier Trust, Series B1,
                  10.50% due 12/20/05 ...........................     2,006,897
                                                                    -----------

TOTAL ASSET-BACKED SECURITIES
(Cost $2,907,863) ...............................................     2,886,924
                                                                    -----------
CORPORATE BONDS AND NOTES -- 27.6%
     850,000      AT&T Corporation, Notes,
                  6.500% due 03/15/29 ...........................       767,125
   1,200,000      Bristol-Myers Squibb Company,
                  Debentures,
                  6.800% due 11/15/26 ...........................     1,174,500
     600,000      Ford Motor Credit Company, Notes,
                  5.800% due 01/12/09 ...........................       548,250
     200,000      Franchise Finance Corporation, MTN,
                  6.780% due 02/20/02 ...........................       195,000
   1,205,000      Hunt (J.B.) Transport Services,
                  Inc., Notes,
                  6.250% due 09/01/03 ...........................     1,168,850
     875,000      IRT Property Company, Notes,
                  7.450% due 04/01/01 ...........................       867,344
     650,000      Kimco Realty Corporation, Senior
                  Notes,
                  6.500% due 10/01/03 ...........................       633,750
     950,000      Lockheed Martin Corporation, Notes,
                  7.200% due 05/01/36 ...........................       955,937
   1,175,000      Northern States Power, MTN,
                  6.500% due 03/01/28 ...........................     1,067,781
     110,000      Occidental Petroleum Corporation,
                  MTN,
                  9.750% due 06/15/01 ...........................       115,913
     575,000      Occidental Petroleum Corporation,
                  Senior Notes,
                  7.650% due 02/15/06 ...........................       580,031
     550,000      Price Reit, Inc., Senior Notes,
                  7.250% due 11/01/00 ...........................       556,100
     650,000      Raytheon Company, Notes,
                  6.750% due 08/15/07 ...........................       640,250
     700,000      Tele-Communications, Inc., Senior
                  Notes,
                  7.250% due 08/01/05 ...........................       712,250
     645,000      Vastar Resources, MTN,
                  6.960% due 02/26/07 ...........................       648,225
                                                                    -----------
TOTAL CORPORATE BONDS AND NOTES
(Cost $11,133,060) ..............................................    10,631,306
                                                                    -----------
FEDERAL HOME LOAN BANK (FHLB) -- 3.0%
Agencies:
$  1,150,000      5.500% (FLTR) due 04/14/00++#
                  (Cost $1,143,200) .............................   $ 1,149,425
                                                                    -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC) -- 12.9%
CMOs:
   1,050,000      1604IA (PAC)
                  6.000% due 09/15/08 ...........................     1,037,058
   1,480,000      1676KD (AD)#
                  6.250% due 03/15/06 ...........................     1,467,859
   2,138,920      2098VA (PAC)#
                  6.000% due 10/15/05 ...........................     2,120,507
     328,060      2114VM (AD)#
                  6.000% due 09/15/04 ...........................       321,689
                                                                    -----------
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
(Cost $4,994,989) ...............................................     4,947,113
                                                                    -----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 37.4%
Agencies:
   4,000,000      TBA Jul., 30 Yr.
                  6.000% due 06/29/29 ...........................     3,757,520
   2,500,000      TBA Aug., 30 Yr.
                  7.000% due 06/29/29 ...........................     2,466,400
CMOs:
     510,621      1988-16B (PAC)#
                  9.500% due 06/25/18 ...........................       537,249
     303,528      1993-159PA (PAC)#
                  0.000% due 01/25/21 ...........................       295,275
   1,100,000      1993-234PB (PAC)#
                  5.500% due 10/25/07 ...........................     1,086,330
     700,000      1994-12PH (PAC)#
                  6.250% due 01/25/09 ...........................       690,790
Pass-throughs:
     630,878      Pool #323193#
                  9.000% due 09/01/07 ...........................       657,887
   4,768,050      Pool #B00688#
                  9.000% due 09/01/05 ...........................     4,912,955
                                                                    -----------

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
(Cost $14,384,215) ..............................................    14,404,406
                                                                    -----------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA) -- 0.6%
Pass-throughs:
    227,193        8.500% Pass-through Pools due
                  1/15/23-7/15/23
                  (Cost $236,343) ...............................       237,701
                                                                    -----------

The accompanying notes are an integral part of these financial statements.

======================
 The Montgomery Funds
----------------------
Total Return Bond Fund
----------------------
    Investments

Principal Amount                                                  Value (Note 1)
U.S. TREASURY BONDS -- 8.1%
$ 2,400,000       U.S. Treasury Bonds, 8.875% due 02/15/19
                  (Cost $2,963,428) .............................  $  3,093,384
                                                                     ----------
U.S. TREASURY NOTES -- 16.3%
3,750,000         U.S. Treasury Notes, 5.625% due 05/15/01 ......     3,758,205
2,375,000         U.S. Treasury Notes, 7.000% due 07/15/06 ......     2,515,134
                                                                     ----------
TOTAL U.S. TREASURY NOTES
(Cost $6,257,208) ...............................................     6,273,339
                                                                     ----------
TOTAL SECURITIES
(Cost $44,020,306) ..............................................    43,623,598
                                                                     ----------
REPURCHASE AGREEMENTS -- 4.3%
1,664,000         Agreement with Greenwich Capital
                  Markets, Tri-Party, 5.250% dated 6/30/99,
                  to be repurchased at $1,664,242 on
                  07/01/99, collateralized by $1,697,312
                  market value of U.S. government and
                  mortgage-backed securities, having various
                  maturities and interest rates
                  (Cost $1,664,000) .............................     1,664,000
                                                                     ----------
TOTAL INVESTMENTS -- 117.7%
(Cost $45,684,306*) .............................................    45,287,598

OTHER ASSETS AND LIABILITIES -- (17.7)%
(Net) ...........................................................    (6,811,929)
                                                                     ----------
NET ASSETS -- 100.0% ............................................. $ 38,475,669
                                                                     ==========

*    Aggregate cost for federal tax purposes $45,897,311.

++   Floating-rate note reflects the rate in effect at June 30, 1999.

# All or a portion of this security is held as collateral for dollar roll transactions.

Abbreviations

AD Accretion Directed: These bonds receive, as principal, the negative amortization from the accrual tranche(s) in a deal. These securities often have guaranteed final maturities.

CMO  Collateralized Mortgage Obligation.

FLTR Floating-Rate Securities: bonds with coupon rates that adjust in proportion to an index.

MTN  Medium-Term Note.

PAC Planned Amortization Class: bonds that are protected in part from variations in prepayments, generally resulting in greater stability.

TBA  To-Be-Announced Security.

The accompanying notes are an integral part of these financial statements.

                                                        ========================
                                                          The Montgomery Funds
                                                        ------------------------
                                                             Short Duration
                                                          Government Bond Fund
                                                        ------------------------
                                                          Portfolio Highlights


INVESTMENT REVIEW

Q: How did the Fund perform over its fiscal year?

A: The Fund returned 4.8% for the year, slightly underperforming its benchmark, the Lehman Brothers Government Bond 1-3 Year Index, which returned 5.0%. This underperformance was concentrated in the final three months of the financial year ended June 30, 1999, which was a difficult environment for short-term government bonds. In recognition of its consistently strong long-term risk-adjusted performance, however, the Fund was awarded an overall five-star rating by Morningstar for the period ended June 30, 1999, among 1,543 taxable bond funds. The Fund also received five stars for the three- and five-year periods ended June 30, 1999, among 1,543 and 1,102 taxable bond funds, respectively.*

Q: What factors affected performance over the period?

A: The Fund performed in line with or slightly better than the benchmark for the first three quarters of the financial year. Contributing to this encouraging performance were the Fund's broad diversity of holdings that enabled us to maintain a relatively low risk profile in a challenging market environment, as well as our active management style. In late July 1998, we reduced the Fund s mortgage exposure in favor of Treasury bonds. As a result, the Fund was able to fully participate in the strong rally in Treasuries as investors sought a safe haven from the effects of global economic turmoil and the well-publicized near collapse of several large hedge funds.

At the beginning of the fourth quarter of 1998, other sectors of the bond market started to revitalize from severe downturns caused by the "flight to quality." We had anticipated this trend, reducing our exposure to Treasuries and increasing our weighting in the mortgage sector. Our purchases of collateralized mortgage obligations (CMOs) added moderately to fourth-quarter performance but were a large contributor to the Fund s first-quarter relative outperformance.

Offsetting these positive contributions, however, the portfolio s overexposure to mortgage-backed securities worked against us in the final months of the financial year. In addition, our target duration of two years is longer than the benchmark s, but we were unable to find openings to extend this beyond the benchmark weighting as we were sailing into the headwind of a rising rate environment. Although this detracted from overall performance, the Fund still maintained its position in the top quartile of similar funds for the year.

Q: Where do you see opportunities to add value going forward?

A: Toward the end of the period, the Fed tightened, reflecting its increasing concern over inflationary pressures in the economy. We believe that this more recognizable market environment may provide many opportunities to add value. There are a number of issues related to supply and demand that should be positive developments as well. First, with the U.S. government balancing the budget, it has less need to issue debt to finance government operations. The resulting decline in the supply of Trea-

-------------------------------------------------------------------------------
                             PORTFOLIO MANAGEMENT
-------------------------------------------------------------------------------
William Stevens.......................................Senior Portfolio Manager
Marie Chandoha.............................................. Portfolio Manager

--------------------------------------------------------------------------------
                               FUND PERFORMANCE
--------------------------------------------------------------------------------
                         Average annual total returns
                         for the period ended 6/30/99

--------------------------------------------------------------------------------
                           Montgomery Short Duration
                             Government Bond Fund

Since inception (12/18/92) ............................................... 6.32%
One year ................................................................. 4.82%
Five years ............................................................... 6.63%

--------------------------------------------------------------------------------
                          Lehman Brothers Government
                              Bond 1-3 Year Index

Since 12/18/92 ........................................................... 5.58%
One year ................................................................. 5.04%
Five years ............................................................... 6.31%

--------------------------------------------------------------------------------

Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Growth of a $10,000 Investment

                           [LINE GRAPH APPEARS HERE]

                      Short Duration     Lehman Brothers       Lipper Short
         Date         Gov. Bond Fund     Government Bond/1/  U.S. Government/2/
        -------       ---------------    ---------------     ---------------
         Dec-92          10,000            10,000.00              10,000.00
         Jan-93          10,175            10,104.63              10,098.78
         Feb-93          10,268            10,185.02              10,178.11
         Mar-93          10,350            10,216.30              10,206.23
         Apr-93          10,425            10,278.46              10,262.52
         May-93          10,442            10,253.59              10,253.07
         Jun-93          10,363            10,330.05              10,328.65
         Jul-93          10,623            10,352.42              10,356.66
         Aug-93          10,699            10,438.40              10,431.17
         Sep-93          10,758            10,471.76              10,457.86
         Oct-93          10,796            10,495.17              10,474.49
         Nov-93          10,797            10,496.83              10,464.46
         Dec-93          10,356            10,538.47              10,502.64
         Jan-94          10,940            10,604.36              10,568.70
         Feb-94          10,880            10,539.92              10,507.61
         Mar-94          10,831            10,486.68              10,436.78
         Apr-94          10,791            10,446.69              10,398.17
         May-94          10,799            10,460.78              10,408.92
         Jun-94          10,829            10,487.09              10,423.47
         Jul-94          10,938            10,581.36              10,500.62
         Aug-94          10,971            10,616.17              10,527.78
         Sep-94          10,931            10,592.14              10,508.78
         Oct-94          10,961            10,616.38              10,527.93
         Nov-94          10,940            10,572.25              10,496.02
         Dec-94          10,979            10,592.76              10,520.71
         Jan-95          11,133            10,736.96              10,642.57
         Feb-95          11,287            10,883.02              10,773.41
         Mar-95          11,351            10,944.35              10,830.68
         Apr-95          11,461            11,042.14              10,915.15
         May-95          11,651            11,230.68              11,083.52
         Jun-95          11,725            11,291.38              11,137.20
         Jul-95          11,732            11,336.14              11,165.68
         Aug-95          11,835            11,403.68              11,234.46
         Sep-95          11,918            11,459.41              11,289.84
         Oct-95          12,004            11,554.30              11,373.52
         Nov-95          12,133            11,652.92              11,464.88
         Dec-95          12,262            11,740.98              11,547.94
         Jan-96          12,336            11,840.22              11,627.25
         Feb-96          12,281            11,794.43              11,585.12
         Mar-96          12,210            11,785.52              11,576.12
         Apr-96          12,277            11,796.92              11,587.47
         May-96          12,288            11,823.44              11,602.60
         Jun-96          12,398            11,909.42              11,676.44
         Jul-96          12,448            11,955.62              11,722.78
         Aug-96          12,485            11,999.34              11,752.78
         Sep-96          12,598            12,108.52              11,851.28
         Oct-96          12,760            12,244.85              11,968.91
         Nov-96          12,887            12,335.39              12,057.55
         Dec-96          12,872            12,337.46              12,052.58
         Jan-97          12,936            12,396.51              12,109.27
         Feb-97          12,957            12,426.55              12,140.15
         Mar-97          12,930            12,416.82              12,129.15
         Apr-97          13,045            12,518.13              12,221.30
         May-97          13,136            12,605.35              12,295.01
         Jun-97          13,210            12,692.16              12,372.88
         Jul-97          13,410            12,830.77              12,501.68
         Aug-97          13,408            12,844.03              12,509.12
         Sep-97          13,524            12,941.62              12,599.68
         Oct-97          13,642            13,037.96              12,683.54
         Nov-97          13,678            13,070.69              12,708.43
         Dec-97          13,769            13,158.33              12,776.02
         Jan-98          13,917            13,283.88              12,886.12
         Feb-98          13,927            13,295.90              12,897.23
         Mar-98          13,985            13,347.08              12,943.03
         Apr-98          14,058            13,411.72              12,994.70
         May-98          14,156            13,483.40              13,063.85
         Jun-98          14,242            13,552.81              13,123.56
         Jul-98          14,320            13,616.21              13,175.82
         Aug-98          14,510            13,781.96              13,317.60
         Sep-98          14,698            13,967.39              13,466.82
         Oct-98          14,745            14,035.55              13,488.11
         Nov-98          14,718            14,021.05              13,491.91
         Dec-98          14,785            14,074.71              13,538.85
         Jan-99          14,835            14,128.58              13,604.00
         Feb-99          14,783            14,064.97              13,551.00
         Mar-99          14,877            14,160.28              13,631.00
         Apr-99          14,941            14,204.41              13,684.00
         May-99          14,876            14,194.88              13,672.00
         Jun-99          14,929            14,236.32              13,677.00


Fund performance presented is for Class R shares.

/1/ The Lehman Brothers Government Bond 1-3 Year Index comprises all U.S. government issues with maturities of one to three years.

/2/ The Lipper Short U.S. Government Funds Average universe consists of 31 funds.

 * Morningstar proprietary ratings reflect historical risk-adjusted performance through 6/30/99. The ratings are subject to change every month, and past performance is no guarantee of future results. Morningstar ratings are calculated from the funds three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects funds performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive five stars. Ratings are for Class R shares only; other classes may vary.

=====================================
          The Montgomery Funds
-------------------------------------
          Short Duration
         Government Bond Fund
-------------------------------------
        Portfolio Highlights


----------------------------------------------------
              TOP TEN  HOLDINGS
----------------------------------------------------
     (as a percentage of total net assets)

U.S. Treasury Note,
         4.000% due 10/31/00 ................. 15.0%
U.S. Treasury Note,
         5.625% due 05/15/01 .................  7.1%
FHLMC, 2121TA (PAC)
         6.000% due 04/15/08 .................  6.3%
FNMA, TBA Jul., 30 Yr,
         6.000% due 06/29/29 .................  5.6%
FHLMC, 1166D (AD)
         8.000% due 02/15/05 .................  4.7%
FNMA, Pool #323450,
         8.500% due 05/01/07 .................  4.5%
FNMA,1999-34VE (AD)
         6.500% due 09/25/05 .................  3.2%
FNMA, Pool #323193,
         9.000% due 09/01/07 .................  3.0%
FHLMC, 2114VM(AD)
         6.000% due 09/15/04 .................  2.6%
FHLMC, 2098VA (PAC)
         6.000% due 10/15/05 .................  2.5%

----------------------------------------------------
                 ASSET  MIX
----------------------------------------------------
      (as a percentage of total investments)

Collateralized Mortgage Obligations .......... 32.4%
Treasuries ................................... 24.6%
Mortgage Pass-throughs ....................... 20.9%
Asset-Backed Securities ...................... 12.1%
Other ........................................  7.3%
Corporate Notes ............................... 1.6%
Municipal Bonds and Notes ....................  1.1%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.


sury securities is a new dynamic that should help the relative performance of Treasuries.

Second, the growing popularity of indexing as an investment tool has opened up a number of opportunities. For example, at the close of the markets at month's end, different sectors can become attractively priced for a very short time as indexers move to rebalance their portfolios. And finally, the year 2000 issue-- centered on questions related to computer codes and their ability to recognize dates at the turn of the millennium--should create some opportunities.

Q: What are the possible risks?

A: Although we have identified plenty of opportunities in the current market environment, we are mindful of possible risks to the portfolio. Yields rose yet again in June. Although the Fed tightened monetary policy on June 30, with overnight rates moving up to 5%, the move was not accompanied by a tightening bias, which the bond market liked-at least for the short term. Wage pressures and low unemployment continue to be the main inflationary concern, but the turnaround in global growth rates is also adding fuel to the fire of strong U.S. economic growth. Nevertheless, the aberrantly high rise in the Consumer Price Index (CPI) rate for May was not repeated in June, and inflation remains only a theoretical concern, albeit one that the Fed will act to preempt.

We have extended the Fund to benchmark duration but have not found an entry point to extend further, and we remain concerned that the market will price in further Fed tightenings before the economy finally cools. As much as we like these high real yields, we recognize that they could go still higher. As we focus on the wealth of relative value opportunities, we will not do so at the expense of risk management and consistent returns.

Q: How is the Fund currently positioned?

A: The Fund is currently overweighted in mortgages (62.0% of net assets as of 6/30/99) to take advantage of their added yield. Further, we are underweighted in Treasuries (28.0% of net assets as of 6/30/99). Even though we feel that inflation-adjusted yields are attractive at this point, we're not making any significant interest rate bets with the Fund's duration, because we believe that there will be better opportunities to do so at some point in the third quarter.

                                      ==========================================
                                                 The Montgomery Funds
                                      ------------------------------------------
                                                    Short Duration
                                                 Government Bond Fund
                                      ------------------------------------------
                                                       Investments



PORTFOLIO INVESTMENTS
June 30, 1999

Principal Amount                                                  Value (Note 1)
ASSET-BACKED SECURITIES--13.8%
$ 1,400,000       Chase Manhattan Auto Owner Trust,
                  Series 1997-B A5,
                  6.60% due 03/15/02 ............................ $   1,412,806
  1,750,000       Citibank Credit Card Master Trust,
                  Series 1998-1 A,
                  5.75% due 01/15/03 ............................     1,742,877
    700,000       Discover Card Master Trust,
                  Series 1998-4 A,
                  5.75% due 10/16/03 ............................       696,227
  1,000,000       EQCC Home Equity Loan Trust,
                  Series 1998-2 A3F,
                  6.23% due 03/15/13 ............................       998,320
  2,523,000       Ford Credit Auto Owner Trust,
                  Series 1996 B,
                  6.55% due 02/15/02 ............................     2,530,090
    243,891       Green Tree Financial Corporation,
                  Series 1993-4 A3,
                  6.25% due 01/15/19 ............................       243,958
  1,000,000       Green Tree Home Improvement Loan
                  Trust, Series 1997-C HEA3,
                  6.88% due 08/15/28 ............................     1,008,150
  3,134,605       Master Financial Asset Securitization
                  Trust, Series 1998-1 A2,
                  6.22% due 08/20/11 ............................     3,134,088
  1,700,000       Premier Auto Trust,
                  Series 1998-5 A3,
                  5.07% due 07/08/02 ............................     1,677,090
  1,000,000       Premier Auto Trust,
                  Series 1999-2 A3,
                  5.49% due 02/10/03 ............................       988,750
  1,600,000       The Money Store Home Equity Trust,
                  Series 1994-C A6,
                  8.05% due 12/15/25 ............................     1,641,676
  2,000,000       The Money Store Home Equity Trust,
                  Series 1995-A A5,
                  8.40% due 02/15/24 ............................     2,073,383
    750,000       Toyota Auto Lease Trust,
                  Series 1997-A A3,
                  6.45% due 04/26/04 ............................       752,107
  3,000,000       Toyota Auto Lease Trust,
                  Series 1998-B A3,
                  5.50% due 12/26/03 ............................     2,942,145

TOTAL ASSET-BACKED SECURITIES
(Cost $21,868,206) ..............................................    21,841,667
                                                                  --------------

CORPORATE NOTES--1.9%
$ 2,000,000       Associates Corporation N.A.,
                  Senior Notes,
                  5.800% due 04/20/04 ........................... $   1,932,500
  1,000,000       Countrywide Home Loans, Inc., MTN
                  5.620% due 10/16/00 ...........................       994,080

TOTAL CORPORATE NOTES
(Cost $2,999,092) ...............................................     2,926,580
                                                                  --------------

FEDERAL HOME LOAN BANK (FHLB)--0.3%
    550,000       5.500% (FLTR) due 04/14/00++...................       549,725


TOTAL FEDERAL HOME LOAN BANK
(Cost $549,099) .................................................       549,725
                                                                  --------------

FEDERAL HOME LOAN MORTGAGE CORPORATION
(FHLMC)--30.0%
CMOs:
  7,250,000       1166D (AD) 8.000% due 02/15/05 ................     7,392,738
  1,894,121       1320F (PAC) 7.000% due 05/15/05 ...............     1,896,848
    167,385       1329SA (PAC) 10.703% due 08/15/99 .............       166,129
  1,942,098       1499PE (PAC) 6.000% due 02/15/19 ..............     1,939,975
  1,525,644       1521C (PAC) 5.800% due 07/15/00# ..............     1,524,735
  2,754,800       1639PL (PAC) 5.900% due 08/15/06 ..............     2,757,924
  2,528,000       1643PE (PAC) 5.500% due 10/15/19# .............     2,521,183
  1,606,899       1659PE (PAC) 5.750% due 05/15/07# .............     1,606,200
    792,689       1694PE (PAC) 5.750% due 03/15/19# .............       791,658
  1,428,957       1711PH (PAC) 0.000% due 03/15/24 ..............     1,399,920
  4,037,908       2098VA (PAC) 6.000% due 10/15/05 ..............     4,014,564
  4,193,541       2114VM (AD) 6.000% due 09/15/04 ...............     4,177,160
 10,000,000       2121TA (PAC) 6.000% due 04/15/08 ..............     9,962,364
                                                                  --------------
                                                                     40,151,398

Notes:
  1,000,000       5.000% (FLTR) due 05/19/03++...................       964,181

Pass-throughs:
     26,618       Pool #281208 9.000% due 10/01/16# .............        27,646
  3,426,896       Pool #A01841 8.750% due 10/01/10# .............     3,592,484
  1,794,948       Pool #E40290 8.500% due 06/01/07# .............     1,858,963
    898,146       Pool #G10007 8.500% due 03/01/06# .............       934,809
      5,469       Pool #730288 8.500% due 07/01/06 ..............         5,588
     12,591       Pool #730223 9.500% due 01/01/06# .............        13,193
                                                                  --------------
                                                                      6,432,683

TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
(Cost $47,751,199) ..............................................    47,548,262
                                                                  -------------

The accompanying notes are an integral part of these financial statements.

========================================
         The Montgomery Funds
----------------------------------------
           Short Duration
         Government Bond Fund
----------------------------------------
              Investments

Principal Amount                                                  Value (Note 1)

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)--28.6%
CMOs:
$ 2,087,478       1992-176SA (PAC) 9.002% due 10/25/99............ $  2,086,010
  2,323,302       1993-109G (PAC) 6.000% due 08/25/05#............    2,317,493
    650,000       1993-99D (AD) 6.700% due 03/25/04# .............      658,176
  1,340,955       1994-23PV (PAC) 5.125% due 07/25/17#............    1,329,564
  2,500,000       1994-39PG (PAC) 6.150% due 06/25/20 ............    2,491,016
  5,000,000       1999-34VE (AD) 6.500% due 09/25/05 .............    5,011,719
                                                                   ------------
                                                                     13,893,978
Pass-throughs:
  3,000,000       TBA Aug, 30 Yr, 7.000% due 06/29/29.............    2,959,680
  9,500,000       TBA Jul, 30 Yr, 6.000% due 06/29/29.............    8,924,110
    665,659       Pool #242836, 5.500% due 10/01/00...............      662,200
    895,480       Pool #244098, 5.500% due 10/01/00 ..............      890,827
  1,026,282       Pool #252432, 5.000% due 02/01/09 ..............      957,970
  4,613,727       Pool #323193, 9.000% due 09/01/07 ..............    4,784,758
  6,810,840       Pool #323450, 8.500% due 05/01/07  .............    7,049,220
  1,629,218       Pool #348144, 8.500% due 04/01/10# .............    1,691,969
  1,553,052       Pool #420599, 5.000% due 03/01/27  .............    1,409,092
    914,380       Pool #438089, 9.000% due 06/01/08 ..............      957,348
    984,540       Pool #70851, 9.500% due 06/01/06................    1,036,536
                                                                   ------------
                                                                     31,323,710

TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
(Cost $45,240,516)................................................   45,217,688
                                                                   ------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(GNMA)--2.8%
CMOs:
  1,102,509       1996-22VA (AD) 7.000% due 01/16/05 .............    1,120,511
  3,214,891       1998-18VK (AD) 6.500% due 10/20/11# ............    3,236,241
                                                                   ------------
                                                                      4,356,752

Pass-throughs:
      9,337       GNMA II, 10.50% Pool #1123#
                  due 01/20/19  ..................................       10,040

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
(Cost $4,452,807) ................................................    4,366,792
                                                                   ------------

MUNICIPAL BONDS AND NOTES--1.3%
  2,000,000       Greater Orlando Aviation Authority,
                  Orlando, Florida, Airport Facilities,
                  Revenue Bonds, Series E (AMBAC Insured)
                  7.100% due 10/01/09 ............................    2,006,500

TOTAL MUNICIPAL BONDS
(Cost $2,010,466) ................................................    2,006,500
                                                                   ------------

U.S. TREASURY NOTES--28.0%
$ 3,039,510       U.S. Treasury Note, Inflationary Index,
                  3.875% due 01/15/09+............................ $  3,003,401
 24,200,000       U.S. Treasury Note, 4.000% due 10/31/00.........   23,765,126
 11,250,000       U.S. Treasury Note, 5.625% due 05/15/01.........   11,271,037
  3,000,000       U.S. Treasury Note, 6.250% due 01/31/02 ........    3,045,480
  3,125,000       U.S. Treasury Note, 6.500% due 05/15/05 ........    3,220,688


TOTAL U.S. TREASURY NOTES
(Cost $44,550,567) ...............................................   44,305,732
                                                                   ------------
TOTAL SECURITIES
(Cost $169,421,952) ..............................................  168,762,946

REPURCHASE AGREEMENT--7.3%
 11,624,000       Agreement with Greenwich Capital
                  Markets, Tri-Party, 5.300%, to be
                  repurchased at $11,625,688 on
                  07/01/99, collateralized by $11,856,703
                  market value of U.S. government and
                  mortgage-backed securities, having various
                  maturities and interest rates
                  (Cost $11,624,000) .............................   11,624,000
                                                                   ------------

TOTAL INVESTMENTS--114.0%
(Cost $181,045,952*) .............................................  180,386,946

OTHER ASSETS AND LIABILITIES --(14.0)%
(Net).............................................................  (22,134,227)
                                                                   ------------
NET ASSETS--100.0% ............................................... $158,252,719
                                                                   ============

*    Aggregate cost for federal tax purposes $181,130,003.
++   Floating-rate note reflects the rate in effect at June 30, 1999.
# All or a portion of this security held as collateral for dollar roll transactions.
+ Inflation indexed security. Security includes principal adjustment feature in which par amount adjusts with the Consumer Price Index to insulate bonds from effects of inflation. The principal amount shown is that in effect on June 30, 1999.

Abbreviations

AD Accretion Directed: These bonds receive, as principal, the negative amortization from tranche(s) in a deal. These securities often have guaranteed final maturities..
AMBAC American Municipal Bond Assurance Corporation.
CMO   Collateralized Mortgage Obligation.
FLTR Floating-Rate Securities: bonds with coupon rates that adjust in proportion to an index.
MTN   Medium-Term Notes.
PAC Planned Amortization Class: bonds with coupon rates that adjust in proportion to an index.
TBA   To-Be-Announced Security.

The accompanying notes are an integral part of these financial statements.

                                             ==================================
                                                    The Montgomery Funds
                                             ----------------------------------
                                                     California Tax-Free
                                                   Intermediate Bond Fund
                                              ---------------------------------
                                                    Portfolio Highlights

INVESTMENT REVIEW

Q: How did the Fund perform over the past fiscal year?

A: The Fund returned 2.7% versus a return of 2.4% for the Lipper California Intermediate Municipal Debt Funds Average and a return of 3.8% for the Merrill Lynch Cali-fornia Intermediate Municipal Bond Index. Although it lost some ground in the latter half of the fiscal year, the Fund enjoyed strong relative results against the benchmark in the first half. The Fund s previous outperformance was more than sufficient to provide good relative returns for the year as a whole. The Fund was awarded an overall four-star rating by Morningstar for its risk-adjusted performance for the period ended June 30, 1999, among 1,591 municipal bond funds. The Fund also received three and four stars for the three- and five-year periods ended June 30, 1999, among 1,591 and 1,191 municipal bond funds, respectively.*

Q: What were some of the major trends in the California municipal bond market?

A: There were two notable trends during the period. In the first half of 1999, the number of new municipal bonds issued (issuance) was less than three-quarters that of the same period in 1998. Additionally, the municipal market witnessed a lower percentage of insured bonds being issued in the primary market.

The decline in new issues from January through June 1999 resulted from a change in the interest rate environment. In the previous six-month period, declining interest rates had been the norm, reflecting market concerns about deflation. This had led to a significant increase in the number of bonds issued as the interest rates on the debt became progressively more attractive. In contrast, at the beginning of 1999, as fears of a resurgence in inflation began to emerge, the bond market started to price the worst-case scenario into bond yields (interest rates), making it more expensive to borrow money in this manner. And, as a result, refunding existing bonds that were rate sensitive no longer made economical sense and had to be postponed until savings targets could once again be achieved. It was this that reduced new issuance supply.

Q: You mentioned that longer-term interest rates have risen on the back of inflationary fears. What affect has this had on returns of the Fund?

A: The general rate rise since the beginning of 1999 has led to negative returns for the Fund and for other municipal bond funds. The reason for this is the relationship between interest rates and bond prices. One of the major determinants of the price of a bond is the market s expectation of future interest rates. Investors are less likely to want to buy a lower-yielding bond if interest rates are expected to rise, making the yields on bonds issued in the future more attractive. As a result, as interest rate expectations (and therefore bond yield expectations) rise, bond prices generally fall.

================================================================================
                              PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------
William Stevens ....................................... Senior Portfolio Manager

================================================================================
                               FUND PERFORMANCE
--------------------------------------------------------------------------------
                      Average annual total returns for the
                              period ended 6/30/99

--------------------------------------------------------------------------------
                             Montgomery California
                             Intermediate Bond Fund

Since inception (7/1/93) ................................................ 5.03%
One year ................................................................ 2.71%
Five years .............................................................. 5.71%
--------------------------------------------------------------------------------
                            Merrill Lynch California
                       Intermediate Municipal Bond Index

Since 6/30/93 ........................................................... 4.55%
One year ................................................................ 3.83%
Five years .............................................................. 5.95%

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.

Growth of a $10,000 Investment

                           [LINE GRAPH APPEARS HERE]

           Montgomery California  Merrill Lynch California  Lipper California
           Tax-Free Intermediate   Intermediate Municipal   Intermediate Debt
                 Bond Fund             Bond Index 1          Funds Average 2

Jun-93            10,000                  10,000                  10,000
Jul-93             9,991                   9,982                  10,002
Aug-93            10,077                  10,023                  10,195
Sep-93            10,121                  10,016                  10,325
Oct-93            10,151                  10,139                  10,341
Nov-93            10,144                  10,091                  10,266
Dec-93            10,233                  10,263                  10,453
Jan-94            10,295                  10,333                  10,563
Feb-94            10,185                  10,186                  10,319
Mar-94            10,086                  10,035                  10,022
Apr-94            10,117                  10,018                  10,063
May-94            10,175                  10,127                  10,133
Jun-94            10,171                   9,782                  10,100
Jul-94            10,264                   9,994                  10,248
Aug-94            10,285                  10,009                  10,279
Sep-94            10,271                   9,937                  10,169
Oct-94            10,233                   9,920                  10,044
Nov-94            10,187                   9,825                   9,885
Dec-94            10,238                   9,915                   9,995
Jan-95            10,352                   9,995                  10,186
Feb-95            10,486                  10,195                  10,431
Mar-95            10,583                  10,262                  10,534
Apr-95            10,645                  10,311                  10,552
May-95            10,777                  10,587                  10,817
Jun-95            10,784                  10,603                  10,739
Jul-95            10,849                  10,726                  10,851
Aug-95            10,970                  10,799                  10,974
Sep-95            11,054                  10,824                  11,042
Oct-95            11,187                  10,885                  11,175
Nov-95            11,327                  11,062                  11,303
Dec-95            11,406                  11,045                  11,366
Jan-96            11,495                  11,179                  11,473
Feb-96            11,470                  11,170                  11,428
Mar-96            11,373                  11,092                  11,297
Apr-96            11,368                  11,103                  11,287
May-96            11,355                  11,099                  11,288
Jun-96            11,442                  11,163                  11,366
Jul-96            11,531                  11,272                  11,472
Aug-96            11,536                  11,276                  11,471
Sep-96            11,634                  11,349                  11,572
Oct-96            11,761                  11,452                  11,688
Nov-96            11,964                  11,579                  11,877
Dec-96            11,921                  11,556                  11,831
Jan-97            11,964                  11,581                  11,852
Feb-97            12,042                  11,659                  11,934
Mar-97            11,901                  11,575                  11,817
Apr-97            11,962                  11,608                  11,876
May-97            12,112                  11,747                  12,034
Jun-97            12,233                  11,878                  12,136
Jul-97            12,539                  12,069                  12,412
Aug-97            12,435                  12,008                  12,313
Sep-97            12,566                  12,119                  12,440
Oct-97            12,619                  12,158                  12,478
Nov-97            12,672                  12,198                  12,530
Dec-97            12,815                  12,313                  12,681
Jan-98            12,968                  12,408                  12,802
Feb-98            12,977                  12,443                  12,813
Mar-98            12,920                  12,449                  12,799
Apr-98            12,852                  12,405                  12,722
May-98            13,038                  12,533                  12,901
Jun-98            13,071                  12,580                  12,934
Jul-98            13,095                  12,612                  12,976
Aug-98            13,323                  12,848                  13,162
Sep-98            13,540                  12,991                  13,349
Oct-98            13,533                  13,012                  13,328
Nov-98            13,577                  13,022                  13,368
Dec-98            13,591                  13,089                  13,379
Jan-99            13,771                  13,267                  13,536
Feb-99            13,688                  13,219                  13,472
Mar-99            13,702                  13,253                  13,492
Apr-99            13,705                  13,270                  13,503
May-99            13,624                  13,223                  13,422
Jun-99            13,425                  13,062                  13,231


1 The Merrill Lynch California Intermediate Municipal Bond Index is composed of those issues contained in the broader Merrill Lynch California Municipal Bond Index whose maturities range from three to seven years.

2 The Lipper California Intermediate Municipal Debt Funds Average universe consists of 12 funds.

* Morningstar proprietary ratings reflect historical risk-adjusted performance through 6/30/99. The ratings are subject to change every month, and past performance is no guarantee of future results. Morningstar ratings are calculated from the funds three-, five-, and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of the funds in a broad asset class receive five stars; the next 22.5% receive four stars; and the next 35% receive three stars. Ratings are for Class R shares only; other classes may vary.

==================================
       The Montgomery Funds
----------------------------------
       California Tax-Free
     Intermediate Bond Fund
----------------------------------
      Portfolio Highlights

======================================================================
                     TOP TEN LONG-TERM HOLDINGS
----------------------------------------------------------------------
                (as a percentage of total net assets)

Antioch, California, Public
         Financing Authority, Series B,
         4.000% due 09/02/99 .................................  5.6%

San Bernardino County, California,
         Transportation Authority Sales Tax
         Revenue, Series A (MBIA Insured)
         6.000% due 04/01/05 .................................  2.8%

California State, 6.250% due 09/01/08 ........................  2.7%

Redwood City Public Financing Authority,
         Lease Revenue, Capital Facilities
         Project, 5.000% due 07/15/10 ........................  2.7%

Anaheim, California, Public Financing
         Authority, Lease Revenue,
         Series C (FSA Insured),
         6.000% due 09/01/12 .................................  2.7%

California Pollution Control Financing
         Authority, Revenue,
         San Diego Gas and Electric, Series A,
         5.900% due 06/01/14 .................................  2.6%

California State, 7.000% due 10/01/09 ........................  2.3%

Los Angeles County State Building
         Authority, Lease Revenue
         (MBIA Insured),
         5.600% due 05/01/08 .................................  2.2%

Walnut Valley, California,
         School District, Series A
         (MBIA Insured)
         7.000% due 08/01/08 .................................  2.0%

California Statewide Communities
         Development Authority Revenue
         Certificates of Participation
         (Sutter Health System Group)
         3.400% due 07/01/15 .................................  2.0%

================================================================================
                        I N V E S T M E N T   G R A D E
--------------------------------------------------------------------------------
                     (as a percentage of total net assets)

Aaa ........................................................................ 52%
Aa ......................................................................... 13%
A ..........................................................................  9%
Baa ........................................................................ 13%
Nonrated ................................................................... 12%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

Q: Is the booming California economy a further factor in reduced supply of municipal bonds?

A: Not necessarily. Unlike the effect of rising interest rates on refundings, the expansion of the California economy has, if anything, encouraged new money financings. Strong economic growth has allowed the collection of increased tax revenues, and as a result, projects that were put on hold due to lack of funding have been reactivated.

Q: How have you positioned the Fund for the year ahead?

A: The decline in new issuances being insured over the period was a reflection of the tougher underwriting standards imposed by credit-rating agencies on bond insurers. As a result, there were fewer Aaa-rated bonds available, and spreads between insured and high uninsured bonds widened, as anticipated, creating the opportunity for us to add high-quality, noninsured bonds at attractive values. We have therefore increased the percentage of uninsured bonds in the Fund. The current credit profile of the Fund includes only 51% in Aaa's, as opposed to 75% at the beginning of the fiscal year, June 30, 1998. Also, as rates were rising, we reversed our strategy from extending to reducing our interest rate exposure. The Fund's current duration of 5.44 years and maturity of 7.11 years were reduced from their June 30, 1998, position of 5.86 years and 8.01 years, respectively.

                                              ==================================
                                                     The Montgomery Funds
                                              ----------------------------------
                                                      California Tax-Free
                                                    Intermediate Bond Fund
                                              ----------------------------------
                                                          Investments

PORTFOLIO INVESTMENTS
June 30, 1999

Principal Amount                                                  Value (Note 1)

MUNICIPAL BONDS AND NOTES--98.9%
California   97.2%
$1,000,000        Anaheim, California, Public Financing
                  Authority, Lease Revenue,
                  Series C (FSA Insured),
                  6.000% due 09/01/12 ...........................  $  1,095,000
 2,295,000        Antioch, California, Public Financing
                  Authority, Series B,
                  4.000% due 09/02/99 ...........................     2,294,702
   205,000        Benicia, California,
                  GO, Series B,
                  7.000% due 08/01/04 ...........................       229,856
                  California Educational Facilities
                  Authority Revenue Pooled College &
                  University Projects, Series A:
   370,000        3.550% due 04/01/00 ...........................       369,267
   255,000        3.900% due 04/01/01 ...........................       253,088
   275,000        3.600% due 04/01/02 ...........................       271,219
   300,000        4.050% due 04/01/02 ...........................       296,250
   285,000        3.700% due 04/01/03 ...........................       279,656
   310,000        3.950% due 04/01/05 ...........................       301,475
   455,000        4.400% due 04/01/05 ...........................       443,625
   545,000        4.800% due 04/01/09 ...........................       521,837
   250,000        California Educational Authority
                  Revenue, University of San Francisco
                  (MBIA Insured),
                  6.000% due 10/01/08 ...........................       274,062
   745,000        California Educational Facilities
                  Authority Revenue, LA College of
                  Chiropractic
                  5.100% due 11/01/05 ...........................       755,244
   200,000        California Housing Finance Agency,
                  Housing Revenue, Series C
                  (MBIA Insured),
                  6.150% due 08/01/14 ...........................       207,000
 1,000,000        California Pollution Control Financing
                  Authority, Revenue,
                  San Diego Gas and Electric, Series A,
                  5.900% due 06/01/14 ...........................     1,082,500
   100,000        California Public Works Board High
                  Technology Lease Revenue, San Jose
                  Facilities, Series A (AMBAC Insured),
                  7.750% due 08/01/06 ...........................       111,625
   300,000        California Public Works Board Lease
                  Revenue, Series A (AMBAC Insured),
                  6.200% due 12/01/05 ...........................       330,375
   365,000        California Public Works Board University
                  Trust Certificates,
                  6.450% due 06/01/02 ...........................       385,987
                  California State:
   260,000        6.200% due 11/01/02 ...........................       276,900
   100,000        6.750% due 04/01/04 ...........................       110,250
   115,000        7.000% due 04/01/06 ...........................       131,388
   200,000        7.400% due 09/01/07 ...........................       237,500
   100,000        6.500% due 02/01/08 ...........................       112,125
 1,000,000        6.250% due 09/01/08 ...........................     1,110,000
   250,000        6.000% due 10/01/08 ...........................       272,812
   145,000        7.000% due 08/01/09 ...........................       169,469
   800,000        7.000% due 10/01/09 ...........................       937,000
   100,000        7.000% due 10/01/10 ...........................       117,375
   100,000        6.250% due 09/01/12 ...........................       111,875
                  (FGIC Insured):
   250,000        7.000% due 04/01/06 ...........................       286,250
   500,000        6.500% due 02/01/08 ...........................       561,875
   265,000        California State Public Works Board Lease
                  Revenue, Department of Corrections,
                  Series A (AMBAC Insured),
                  6.000% due 01/01/06 ...........................       287,525
    75,000        California State Public Works Board
                  University Revenue (AMBAC Insured),
                  6.250% due 11/01/00 ...........................        77,438
   365,000        California State University, Various
                  Community College Projects, Series A
                  (AMBAC Insured),
                  6.000% due 03/01/06 ...........................       396,937
   495,000        California State Public Works
                  Board, Various Community College
                  Projects, Series A,
                  6.000% due 03/01/05 ...........................       535,219
    70,000        California State Veterans Bonds,
                  Series AL (AMBAC Insured),
                  9.600% due 04/01/01 ...........................        76,563
   100,000        California State, Veterans Bonds,
                  Series AT, 9.500% due 02/01/10 ................       136,500
                  California Statewide Communities
                  Development Authority Revenue
                  Certificates of Participation
                  (Sutter Health System Group):
   250,000        6.500% due 07/01/04 ...........................       274,375
   800,000        3.400% due 07/01/15 ...........................       800,000
   100,000        Capinteria, California (FGIC Insured),
                  7.500% due 07/01/00 ...........................       103,942

The accompanying notes are an integral part of these financial statements.

==================================
       The Montgomery Funds
----------------------------------
        California Tax-Free
      Intermediate Bond Fund
----------------------------------
           Investments

Principal Amount                                                 Value (Note 1)

MUNICIPAL BONDS AND NOTES -- continued
California -- continued
                  Castaic Lake, California, Water Agency,
                  Certificates of Participation, Refunding,
                  Water System Improvement Project,
                  Series A (MBIA Insured):
$ 150,000         7.250% due 08/01/07 ...........................    $  175,688
  500,000         7.250% due 08/01/08 ...........................       588,750
                  Chino Basin, California, Regional
                  Financing Authority Revenue, Municipal
                  Water and District Sewer Systems
                  Project (AMBAC Insured):
  500,000         7.000% due 08/01/06 ...........................       574,375
  240,000         7.000% due 08/01/08 ...........................       278,400
                  Commerce, California, Community
                  Development Commission, Tax Allocation,
                  Merged Redevelopment
                  Project, Series A, Refunding:
  100,000         5.100% due 08/01/04 ...........................       101,250
  190,000         5.200% due 08/01/05 ...........................       192,850
  120,000         5.500% due 08/01/09 ...........................       121,800
  500,000         Contra Costa, California, Transportation
                  Authority, Series B,
                  6.000% due 03/01/07 ...........................       545,625
  300,000         Contra Costa, California, Transportation
                  Authority Sales Tax Revenue, Series A
                  (FGIC Insured),
                  6.000% due 03/01/05 ...........................       324,375
  300,000         Desert Hospital District, California,
                  Hospital Revenue, Certificates of
                  Participation (CGIC Insured),
                  6.150% due 07/01/02 ...........................       317,250
  100,000         East Bay Regional Parks District, Series B,
                  8.750% due 09/01/99 ...........................       100,810
   75,000         East Bay Municipal Utility District,
                  Revenue, Certificates of Participation
                  (CGIC Insured),
                  7.500% due 03/01/00 ...........................        77,003
  375,000         Eastern Municipal Water District,
                  California, Water and Sewer Revenue,
                  Certificates of Participation, Refunding,
                  Series A (FGIC Insured),
                  6.250% due 07/01/05 ...........................       393,281
  250,000         Elsinore Valley, California, Municipal
                  Water District, Certificates of
                  Participation, Refunding, Series A
                  (FGIC Insured),
                  6.000% due 07/01/12 ...........................       273,750
  140,000         Emeryville, California, Public Financing
                  Authority Housing Revenue,
                  5.600% due 09/01/06 ...........................       147,350
  130,000         Emeryville, California, PubliC Financing
                  Authority Housing Revenue, Unrefunded,
                  5.600% due 09/01/06 ...........................       140,238
   50,000         Estero, California, Series S-1,
                  7.000% due 07/01/00 ...........................        51,696
  290,000         Fresno, California, Sewer Revenue,
                  Series A (MBIA Insured),
                  6.000% due 09/01/07 ...........................       317,912
                  La Mesa, California, Improvement Board,
                  Assessment District No. 98-1:
  180,000         4.900% due 09/02/04 ...........................       180,450
  100,000         5.500% due 09/02/11 ...........................        99,500
  175,000         Lafayette, California, Elementary
                  School District,
                  6.900% due 05/15/06 ...........................       199,281
   50,000         Los Angeles County Public Works,
                  Revenue Anticipation Notes,
                  4.500% due 03/01/01 ...........................        50,500
  835,000         Los Angeles County State Building
                  Authority, Lease Revenue (MBIA Insured),
                  5.600% due 05/01/08 ...........................       888,231
                  Los Angeles Transportation Commission,
                  Sales Revenue, Proposition C,
                  Second Series, Series A:
  400,000         6.400% due 07/01/06 ...........................       444,500
  180,000         6.200% due 07/01/04 ...........................       195,075
  200,000         Los Angeles County, California
                  Certificates of Participation,
                  6.708% due 06/01/15 ...........................       213,250
                  Mammoth, California, Community Water District:
  260,000         5.100% due 09/02/07 ...........................       259,025
  255,000         5.200% due 09/02/08 ...........................       254,362
  275,000         5.250% due 09/02/09 ...........................       272,937
                  Manteca, California, School District,
                  Community Facilities
                  District No. 89-1:
  170,000         5.450% due 09/01/11 ...........................       168,725
  120,000         5.400% due 09/01/10 ...........................       119,400
  600,000         Metropolitan Water District,
                  Southern California Waterworks
                  Revenue, Series C,
                  6.000% due 07/01/08 ...........................       656,250
  200,000         Metropolitan Water District,
                  Southern California Waterworks
                  Revenue, 6.000% due 07/01/21 ..................       208,000

The accompanying notes are an integral part of these financial statements.

                                              ==================================
                                                     The Montgomery Funds
                                              ----------------------------------
                                                      California Tax-Free
                                                    Intermediate Bond Fund
                                              ----------------------------------
                                                          Investments

Principal Amount                                                  Value (Note 1)

MUNICIPAL BONDS AND NOTES -- continued

California -- continued
$ 250,000         Ontario, California, Redevelopment Financing
                  Authority, Revenue Refunding (Ontario Redevelopment
                  Project No. 1)(MBIA Insured),
                  6.550% due 08/01/06 ...........................    $  280,312
  150,000         Oxnard, California, School District,
                  Refunding (MBIA Insured),
                  5.625% due 08/01/13 ...........................       158,813
                  Piedmont, California, School District,
                  Series A:
   75,000         8.300% due 08/01/01 ...........................        81,375
   45,000         7.100% due 08/01/02 ...........................        48,825
   40,000         Piedmont, California, School District:
                  Series C (MBIA Insured),
                  7.200% due 08/01/01 ...........................        42,550
  200,000         Pomona, California, Unified School District,
                  Series A (MBIA Insured),
                  5.950% due 08/01/10 ...........................       217,750
                  Port of Redwood City, California:
  190,000         4.350% due 06/01/04 ...........................       184,538
  210,000         4.600% due 06/01/06 ...........................       202,913
  170,000         4.000% due 06/01/01 ...........................       168,300
  160,000         4.100% due 06/01/02 ...........................       157,200
  185,000         4.200% due 06/01/03 ...........................       180,838
  200,000         4.500% due 06/01/05 ...........................       194,250
  215,000         4.700% due 06/01/07 ...........................       206,938
  225,000         4.800% due 06/01/08 ...........................       215,156
1,095,000         Redwood City Public Financing Authority,
                  Lease Revenue, Capital Facilities Project,
                  5.000% due 07/15/10 ...........................     1,103,212
                  Rancho, California, Water District Financing
                  Authority, Revenue Refunding (FGIC Insured):
  400,000         6.500% due 11/01/05 ...........................       445,500
  400,000         6.500% due 11/01/02 ...........................       430,500
  320,000         Redwood City, California Multi-family
                  Housing (Redwood Shores), Series B
                  (Mandatory Put 10/01/00),
                  5.200% due 10/01/08 ...........................       320,355
  250,000         Riverside County, California, Special Tax
                  Communities Facilities District No, 84-2,
                  4.050% due 09/01/00 ...........................       248,750
  500,000         Riverside County, California, Transportation
                  Commission Sales Tax Revenue, Series A
                  (FGIC Insured),
                  6.000% due 06/01/09 ...........................       546,250
  625,000         Sacramento, California, Municipal Utilities,
                  Electric Revenue Refunding, Series A
                  (MBIA Insured),
                  6.250% due 08/15/10 ...........................       692,969
                  San Bernardino County, California,
                  Transportation Authority Sales Tax
                  Revenue, Series A (MBIA Insured):
1,075,000         6.000% due 04/01/05 ...........................     1,163,687
  250,000         6.000% due 03/01/06 ...........................       271,875
  500,000         San Bernardino, California, Joint Powers
                  Financing Authority, Tax Allocation
                  Revenue Central City Merged Project,
                  Series A (AMBAC Insured)
                  5.750% due 07/01/16 ...........................       531,875
  175,000         San Diego County Water Authority
                  Revenue, Certificates of Participation,
                  Series A,
                  6.000% due 05/01/01 ...........................       181,563
  115,000         San Diego, California, Public Financing
                  Authority, Sewer Revenue (FGIC Insured),
                  6.000% due 05/15/07 ...........................       125,781
                  San Francisco City & County, International
                  Airport Revenue, AMT Second Series:
  445,000         8.000% due 05/01/06 ...........................       529,550
  500,000         8.000% due 05/01/09 ...........................       592,500
  240,000         San Mateo-Foster City, California, School
                  District (MBIA Insured),
                  7.750% due 08/01/06 ...........................       286,500
                  Santa Rosa, California, Central Packaging
                  Service Facilities, Refunding:
  100,000         4.900% due 07/02/07 ...........................        98,875
  170,000         5.100% due 07/02/09 ...........................       167,238
  265,000         4.200% due 07/02/00 ...........................       266,094
  200,000         4.800% due 07/02/06 ...........................       198,000
  500,000         Santa Rosa High School District,
                  (FGIC Insured),
                  7.000% due 05/01/01 ...........................       526,875
                  South Tahoe, California, Joint Powers
                  Financing Authority, (South Tahoe Development
                  Project), Series A:
   95,000         4.400% due 10/01/06 ...........................        92,031
  100,000         4.500% due 10/01/07 ...........................        96,500
  105,000         4.625% due 10/01/08 ...........................       100,931
  740,000         Sweetwater, California, Water Revenue
                  Authority (AMBAC Insured),
                  5.250% due 04/01/10 ...........................       760,350
                  Torrance, California, Downtown
                  Redevelopment Authority:
  200,000         5.100% due 09/01/09 ...........................       196,000
  210,000         5.200% due 09/01/10 ...........................       206,063
                  Walnut Valley, California, School District,
                  Series A
                  (MBIA Insured):
  100,000         6.850% due 08/01/07 ...........................       114,875
  700,000         7.000% due 08/01/08 ...........................       814,625

The accompanying notes are an integral part of these financial statements.

==================================
       The Montgomery Funds
----------------------------------
        California Tax-Free
      Intermediate Bond Fund
----------------------------------
           Investments

Principal Amount                                                  Value (Note 1)

MUNICIPAL BONDS AND NOTES -- continued

California -- continued
                  Wiseburn, California, School District,
                  Series A (FGIC Insured):
$ 395,000         6.875% due 08/01/07 ........................... $     454,250
  360,000         6.875% due 08/01/06 ...........................       410,850
                                                                     ----------
                                                                     39,872,157
Puerto Rico -- 1.7%
  135,000         Commonwealth of Puerto Rico,
                  5.700% due 07/01/09 ...........................       143,775
  170,000         Commonwealth of Puerto Rico
                  (FSA Insured),
                  5.700% due 07/01/09 ...........................       181,475
  350,000         Commonwealth of Puerto Rico Public
                  Improvement Bonds (MBIA Insured),
                  5.000% due 07/01/07 ...........................       356,563
                                                                     ----------
                                                                        681,813

TOTAL MUNICIPAL BONDS AND NOTES
(Cost $40,343,421) ..............................................    40,553,970
                                                                     ----------

TOTAL INVESTMENTS -- 98.9%
(Cost $40,343,421*) .............................................    40,553,970
                                                                     ----------

OTHER ASSETS AND LIABILITIES -- 1.1%
(Net) ...........................................................       462,919
                                                                     ----------

NET ASSETS -- 100.0% ............................................ $  41,016,889
                                                                     ==========
*    Aggregate cost for federal tax purposes $40,343,421.

Abbreviations:
AMBAC American Municipal Bond Assurance Corporation
AMT  Alternative Minimum Tax
CGIC Capital Guaranty Insurance Corporation
FGIC Federal Guaranty Insurance Corporation
FSA  Financial Security Assurance
GO   General Obligation
MBIA Municipal Bond Investors Assurance
TRANS Tax and Revenue Anticipation

The Montgomery California Tax-Free Intermediate Bond Fund concentrates in California municipal securities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences, including impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.

The accompanying notes are an integral part of these financial statements.

                                                  ======================
                                                   The Montgomery Funds
                                                  ----------------------
                                                    Money Market Funds
                                                  ----------------------
                                                   Portfolio Highlights


INVESTMENT REVIEW

Q: How have the Funds performed over the past 12 months?

A: The Montgomery Money Market Funds all outperformed their benchmarks over the fiscal year ended June 30, 1999. The California Tax-Free Money Fund returned 2.6%, the Federal Tax-Free Money Fund returned 2.8% and the Government Money Market Fund (formerly the Government Reserve Fund) returned 4.8%. For the same time period, the benchmark returns of the Lipper California Tax-Exempt Money Market Funds Average, the Lipper Tax-Exempt Money Market Funds Average and the Lipper U.S. Government Money Market Funds Average were 2.5%, 2.7% and 4.5%, respectively.

Q: What were the major bond market trends during the period?

A: Market sentiment reversed from expectations that the United States was headed into a deflationary environment in the latter half of 1998, to one where moderate inflation was expected in 1999. Several factors contributed to this move. Commodity prices stopped declining, there were signs that economies in Asia and elsewhere were recovering from the crises they have experienced over the past few years, and the U.S. domestic economy continues to grow at a strong rate while unemployment remains at historically low levels. Although increases in productivity spurred by improved technology have helped keep consumer prices in check, there are questions about how long that can last. As a result, by the end of June the Federal Reserve Board felt compelled to raise a key short-term interest rate in an attempt to slow the economy and head off inflation.

On the national front, the significant gains provided by short-term municipal securities at the end of 1998 toned down somewhat, as short-term Treasury securities faltered and brought municipals back to more normal price and yield levels. At the same time, it appears that issuance in the national short-term municipals market should be lower than in the recent past, a factor that should help performance in the short term.

As far as the municipal bond markets were concerned, there were a few factors that affected the performance of the California municipal bond market, in particular. Over the past few months, added supply caused a backup in short-term rates. Two factors contributed to this move. First, at the beginning of April, many investors in municipal money market funds or securities redeemed their investments in order to collect funds for their tax payments. In addition, as is typically the case, California municipalities came to market with new issuance starting at the beginning of June. This oversupply pushed interest rates higher. In response we extended the Funds'average maturity slightly to capture some of these higher yields. It should also be noted that we shifted strategy in the Montgomery California Tax-Free Money Fund by no longer purchasing AMT (alternative minimum tax) securities, because more California investors are becoming concerned about being subject to the AMT.

Q: What can we expect for the remainder of 1999?

A: Looking forward we believe that the Federal Reserve will try to find the perfect level for interest rates, one that will allow economic growth at a sustainable level without inflation. When the Fed announced its rate hike, it surprised most market observers by also announcing a switch to a neutral bias. One of the open questions that remains concerns the strength of the recovery in foreign economies. We are confident that from this point, however, emerging economic data and the market's reactions to them should provide ample opportunities to find value in the marketplace.

------------------------------------------
            PORTFOLIO MANAGEMENT
------------------------------------------
William Stevens.......... Senior Portfolio
                           Manager

------------------------------------------
              FUND PERFORMANCE
------------------------------------------
                  Montgomery
        Government Money Market Fund*

Since inception (9/14/92)........... 4.52%
One year............................ 4.81%
Five years.......................... 5.07%
One-day yield....................... 4.67%
Seven-day yield..................... 4.53%

             Lipper U.S. Government
           Money Market Funds Average

Since 9/30/92....................... 4.30%
One year............................ 4.51%
Five years.......................... 4.86%
------------------------------------------
                   Montgomery
           Federal Tax-Free Money Fund

Since inception (7/15/96)........... 3.11%
One year............................ 2.82%
One-day yield....................... 2.91%
Seven-day yield..................... 3.17%

                Lipper Tax-Exempt
           Money Market Funds Average

Since 7/31/96....................... 2.94%
One year............................ 2.68%
------------------------------------------
                   Montgomery
        California Tax-Free Money Fund

Since inception (9/30/94)........... 3.00%
One year............................ 2.59%
Three years......................... 2.85%

One-day yield....................... 2.53%
Seven-day yield..................... 2.73%

          Lipper California Tax-Exempt
           Money Market Funds Average

Since 9/30/94....................... 2.91%
One year............................ 2.46%
Three years......................... 2.79%
------------------------------------------

Past performance is no guarantee of future results. Yields will fluctuate. An investment in one of our money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these Funds seek to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Funds. A portion of income may be subject to some state and/or local taxes, and, for certain investors, a portion may be subject to the federal alternative minimum tax. Fund performance presented is for Class R shares.

*Formerly named Montgomery Government Reserve Fund.

========================
  The Montgomery Funds
------------------------
       Government
   Money Market Fund
------------------------
       Investments


PORTFOLIO INVESTMENTS

June 30, 1999
Principal Amount                                                  Value (Note 1)
FEDERAL FARM CREDIT BANK (FFCB) -- 4.6%
$ 1,000,000      8.400% due 07/26/99.............................. $  1,001,815
    500,000      4.870% due 09/01/99..............................      499,730
 15,000,000      5.157% due 10/01/99++............................   15,000,000
 10,000,000      Discount Note due 12/21/99.......................    9,776,542
                                                                    -----------
                                                                     26,278,087

FEDERAL HOME LOAN BANK (FHLB) -- 35.3%
    500,000      6.315% due 07/09/99..............................      500,064
  3,600,000      5.540% due 07/13/99..............................    3,599,935
  1,500,000      4.110% due 07/15/99++............................    1,499,432
  1,550,000      7.180% due 07/30/99++............................    1,552,867
  7,270,000      5.805% due 08/06/99..............................    7,274,747
 14,015,000      5.510% due 08/17/99..............................   14,013,936
    500,000      5.545% due 08/17/99..............................      500,524
  7,550,000      7.866% due 08/31/99++............................    7,585,415
 10,000,000      5.419% due 09/02/99++............................    9,999,134
 20,000,000      4.721% due 09/08/99++............................   19,998,099
  3,000,000      5.915% due 09/24/99..............................    3,006,083
 18,000,000      6.035% due 09/27/99..............................   18,060,764
 20,000,000      4.910% due 10/13/99++............................   20,001,106
  4,545,000      8.375% due 10/25/99..............................    4,598,159
    500,000      7.650% due 10/28/99..............................      504,229
 10,000,000      4.910% due 11/10/99++............................    9,997,853
  2,000,000      5.790% due 11/18/99..............................    2,007,703
  1,000,000      6.405% due 11/22/99..............................    1,006,922
  1,000,000      5.880% due 11/26/99..............................    1,005,070
  2,000,000      5.670% due 01/14/00..............................    2,005,959
  5,000,000      4.995% due 02/24/00..............................    4,998,712
  5,635,000      5.035% due 02/25/00..............................    5,630,021
  3,250,000      4.870% due 03/17/00++............................    3,245,366
  4,000,000      4.500% due 03/22/00++............................    3,980,908
  3,650,000      4.625% due 03/22/00++............................    3,636,534
 19,435,000      4.200% due 03/23/00++............................   19,289,078
  1,000,000      5.590% due 03/27/00..............................    1,000,911
  8,250,000      5.050% due 03/29/00++............................    8,239,769
  8,000,000      4.425% due 04/05/00++............................    7,954,589
  3,000,000      4.120% due 04/12/00++............................    2,975,236
  8,000,000      5.260% due 05/26/00..............................    8,000,525
    500,000      4.690% due 06/01/00++............................      490,744
  5,000,000      5.415% due 06/14/00..............................    4,998,808
                                                                    -----------
                                                                    203,159,202

FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 1.6%
    916,318      6.500% due 10/01/99..............................      917,305
  8,100,000      5.000% due 03/10/00++............................    8,095,132
                                                                    -----------
                                                                      9,012,437

FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 0.2%
    330,734      6.500% due 09/01/99..............................      330,838
    348,407      6.500% due 10/01/99..............................      348,657
    460,505      6.500% due 10/01/99..............................      460,831
                                                                    -----------
                                                                      1,140,326

MUNICIPAL BONDS AND NOTES -- 4.0%
New York City, General Obligation Bonds, Prerefunded:
    305,000      9.800% due 08/15/04..............................      312,823
     55,000      9.750% due 08/15/09..............................       56,407
    985,000      9.625% due 08/01/10..............................    1,008,394
    165,000      9.750% due 08/15/10..............................      169,230
    150,000      9.750% due 08/15/11..............................      153,837
    351,000      9.875% due 08/15/13..............................      360,039
  3,935,000      9.875% due 08/15/14..............................    4,036,339
    585,000      9.875% due 08/15/15..............................      600,066
  6,200,000      9.875% due 08/15/16..............................    6,359,671
  9,005,000      9.875% due 08/15/17..............................    9,233,969
  1,000,000      9.875% due 08/15/18..............................    1,025,754
                                                                    -----------
                                                                     23,316,529

STUDENT LOAN MARKETING ASSOCIATION (SLMA) -- 17.7%
  5,600,000      5.469% due 07/15/99++............................    5,600,840
 11,200,000      5.530% due 07/16/99..............................   11,204,026
 42,215,000      4.500% due 08/02/99..............................   42,192,283
  8,000,000      5.583% due 08/11/99..............................    7,999,758
 20,000,000      4.670% due 09/15/99++............................   19,997,395
 15,000,000      4.910% due 11/05/99++............................   14,999,185
                                                                    -----------
                                                                    101,993,487

TENNESSEE VALLEY AUTHORITY (TVA) -- 0.3%
  1,650,000      8.375% due 10/01/99..............................    1,663,664
                                                                    -----------

TOTAL SECURITIES..................................................  366,563,732

REPURCHASE AGREEMENTS -- 36.1%
 70,000,000      Agreement with Bear Stearns, Tri-Party,
                 5.200% dated 06/30/99, to be repurchased at
                 $70,009,973 on 07/01/99, collateralized
                 by $71,864,715 market value of U.S.
                 government and mortgage-backed securities,
                 having various maturities and interest rates.....   70,000,000

121,712,000      Agreement with Greenwich Capital Markets,
                 Tri-Party, 5.300% dated 6/30/99, to be
                 repurchased at $121,729,673 on 07/01/99,
                 collateralized by $124,148,571 market value
                 of U.S. government and mortgage-backed
                 securities, having various maturities and
                 interest rates...................................  121,712,000

The accompanying notes are an integral part of these financial statements.

                                                     =======================
                                                       The Montgomery Funds
                                                     -----------------------
                                                           Government
                                                        Money Market Fund
                                                     -----------------------
                                                          Investments

Principal Amount                                                  Value (Note 1)
REPURCHASE AGREEMENTS -- continued
$ 2,073,000      Agreement with Paine Webber Group,
                 Tri-Party, 5.050% dated 06/30/99, to be
                 repurchased at $2,073,287 on 07/01/99,
                 collateralized by $2,077,122 market value
                 of U.S. government and mortgage-backed
                 securities, having various maturities and
                 interest rates.................................. $   2,073,000

 14,172,000      Agreement with Prudential Securities,
                 Tri-Party, 5.100% dated 06/30/99, to be
                 repurchased at $14,173,980 on 07/01/99,
                 collateralized by $14,455,462 market value
                 of U.S. government and mortgage-backed
                 securities, having various maturities and
                 interest rates..................................    14,172,000
                                                                    -----------

TOTAL REPURCHASE AGREEMENTS......................................   207,957,000
                                                                    -----------
TOTAL INVESTMENTS -- 99.8%
(At amortized cost*).............................................   574,520,732

OTHER ASSETS AND LIABILITIES -- 0.2%
(Net)............................................................       867,457
                                                                    -----------

NET ASSETS -- 100.0%............................................. $ 575,388,189
                                                                    ===========

*    Aggregate cost for federal tax purposes was $574,520,732.

++   Floating-rate note reflects the rate in effect at June 30, 1999.

The accompanying notes are an integral part of these financial statements.

========================
  The Montgomery Funds
------------------------
       Federal
  Tax-Free Money Fund
------------------------
 I n v e s t m e n t s

Portfolio Investments

June 30, 1999
Principal Amount                                                  Value (Note 1)
MUNICIPAL BONDS AND NOTES -- 100.2%
Alabama -- 0.4%
$   500,000      Huntsville, Alabama, General Obligation
                 Bonds, Prerefunding,
                 6.750% due 02/01/10............................. $     519,084
Alaska -- 1.6%
  1,350,000      Alaska Municipal Bond Authority Revenue,
                 Series A, Revenue Bonds (FSA Insured),
                 4.000% due 12/01/99.............................     1,354,414
    500,000      Alaska Student Loan Revenue Corporation,
                 Series A, Revenue Bonds (AMBAC Insured),
                 4.700% due 07/01/99.............................       500,000
                                                                    -----------
                                                                      1,854,414
Arizona -- 0.6%
    250,000      Maricopa County, Arizona, Unified High School
                 District, No. 210 Phoenix, Series C,
                 7.400% due 07/01/99.............................       250,000
    450,000      Phoenix, Arizona, General Obligation Bonds,
                 Prerefunding,
                 6.250% due 07/01/16.............................       459,000
                                                                   ------------
                                                                        709,000
Arkansas --  0.4%
    500,000      Paragould, Arkansas, Sales and Use Tax,
                 Revenue Bonds (AMBAC Insured),
                 4.750% due 07/01/99.............................       500,000

District of Columbia -- 9.2%
  5,400,000      District of Columbia, General Obligation
                 Bonds, Series A-3,
                 3.450% due 01/01/28++...........................     5,400,000
  1,100,000      District of Columbia, General Obligation
                 Bonds, Series A-3, Refunding,
                 3.500% due 10/01/07++...........................     1,100,000
  2,530,000      District of Columbia, General Obligation
                 Bonds, Series B-1,
                 3.700% due 06/01/03++...........................     2,530,000
  1,700,000      District of Columbia, General Obligation
                 Bonds, Series B-2,
                 3.700% due 06/01/03++...........................     1,700,000
                                                                   ------------
                                                                     10,730,000
Florida -- 4.5%
  4,700,000      Indian River County, Florida, Hospital
                 District Revenue Bonds Commercial Paper,
                 3.150% due 07/09/99.............................     4,700,000
    500,000      Port Everglades Port Authority, Florida,
                 Series A, Revenue Bonds, Prerefunding,
                 7.500% due 09/01/12.............................       513,516
                                                                   ------------
                                                                      5,213,516
Georgia -- 1.3%
  1,200,000      Burke County, Georgia, PCR
                 (Georgia Power Company Project),
                 3.500% due 09/01/25++............................    1,200,000
    260,000      Metropolitan Atlanta Rapid Transit
                 Authority, Georgia Sales Tax Revenue,
                 Series P (AMBAC Insured),
                 5.500% due 07/01/99..............................      260,000
                                                                   ------------
                                                                      1,460,000
Illinois -- 7.1%
  2,100,000      Chicago, Illinois, Public Building
                 Commission, Series A (FGIC Insured),
                 3.500% due 01/01/12++............................    2,100,000
    220,000      Franklin Park, Illinois, General
                 Obligation Revenue (AMBAC Insured),
                 6.000% due 07/01/99..............................      220,000
  3,000,000      Illinois State Toll Authority, Highway
                 Priority Revenue, Series B,
                 3.700% due 01/01/17++............................    3,000,000
  2,955,000      Lombard, Illinois, Multi-family
                 Housing Revenue (Clover Creek
                 Apartments Project) (Put, 12/15/99),
                 3.550% due 12/15/06..............................    2,955,000
                                                                   ------------
                                                                      8,275,000
Indiana -- 0.4%
    500,000      Warren Township, Indiana, School
                 Building Corporation Revenue Bonds,
                 First Mortgage, Series B,
                 5.600% due 07/15/99..............................      500,444
Iowa -- 1.0%
  1,100,000      Iowa Higher Education Authority, Loan
                 Revenue Anticipation Notes, Briar Cliff,
                 Series A,
                 4.250% due 07/07/99..............................    1,100,077
Kansas -- 2.9%
    250,000      Emporia, Kansas, General Obligation
                 Bonds, Refunding (AMBAC Insured),
                 4.750% due 09/01/99..............................      250,579
  2,875,000      Johnson County, Kansas, Public
                 Buildings Commission, Lease Revenue,
                 4.250% due 09/01/99..............................    2,877,846
    250,000      Kansas Municipal Energy Agency Electric
                 Power (Nearman Project), Series A
                 (AMBAC Insured),
                 3.800% due 12/01/99..............................      250,612
                                                                   ------------
                                                                      3,379,037

The accompanying notes are an integral part of these financial statements.

                                                        ========================
                                                          The Montgomery Funds
                                                        ------------------------
                                                                 Federal
                                                          Tax-Free Money Fund
                                                        ------------------------
                                                          I n v e s t m e n t s

Principal Amount                                                  Value (Note 1)
MUNICIPAL BONDS AND NOTES -- continued
Kentucky -- 4.1%
$   390,000      Floyd County, Kentucky, General
                 Obligation Bonds, Prerefunding
                 (FSA Insured),
                 4.350% due 03/01/00..............................  $   392,784
    505,000      Kentucky State, Turnpike Authority,
                 Economic Development Revenue
                 Bonds, Prerefunded,
                 7.250% due 05/15/10..............................      528,422
  3,900,000      Ohio County, Kentucky, PCR, Big Rivers
                 Electric Corporation, Revenue Bonds
                 (AMBAC Insured),
                 3.500% due 10/01/15++............................    3,900,000
                                                                   ------------
                                                                      4,821,206
Louisiana -- 5.0%
  4,300,000      Louisiana Public Facilities Authority,
                 Multi-family Mortgage Revenue
                 (River View Project),
                 3.550% due 07/01/07++............................    4,300,000
  1,500,000      West Baton Rouge Parish, Louisiana,
                 Industrial District No. 3 Revenue
                 (Dow Chemical Project),
                 3.600% due 12/01/24++............................    1,500,000
                                                                   ------------
                                                                      5,800,000
Maryland -- 1.5%
    250,000      Baltimore County, Maryland, General
                 Obligation Bonds, Prerefunding,
                 5.500% due 05/01/00..............................      254,470
    200,000      Howard County, Maryland, Series B,
                 General Obligation Bonds,
                 5.600% due 08/15/99..............................      200,553
  1,000,000      Montgomery County, Maryland,
                 Housing Opportunity Community,
                 Multi-family Mortgage Revenue
                 (Falklands Project),
                 3.350% due 08/01/15++............................    1,000,000
    300,000      University of Maryland Systems Auxiliary
                 Facilities and Tuition Revenue, Series B,
                 6.750% due 10/01/99..............................      302,468
                                                                   ------------
                                                                      1,757,491
Massachusetts -- 0.4%
    230,000      Dighton and Rehoboth, Massachusetts,
                 Regional School District, General
                 Obligation Bonds (AMBAC Insured),
                 4.100% due 07/15/99..............................      230,069
    250,000      Massachusetts State, General Obligation
                 Bonds, Series A (FGIC Insured),
                 7.000% due 03/01/00..............................      255,852
                                                                   ------------
                                                                        485,921
Michigan -- 0.4%
    500,000      Grand Traverse County Hospital,
                 Michigan, Munson Healthcare, Series A
                 (AMBAC Insured),
                 3.600% due 07/01/99..............................      500,000

Mississippi -- 0.3%
    290,000      Vicksburg Warren, Mississippi, School
                 District, Certificates of Participation
                 (MBIA Insured),
                 4.600% due 04/01/00..............................      292,861
Missouri -- 4.0%
  2,500,000      Kansas City, Missouri, Industrial
                 Development Authority Revenue
                 (Ewing Marion Kauffman Project),
                 3.650% due 04/01/27++............................    2,500,000
    270,000      Missouri State, Development Financing
                 Board, Infrastructure Facilities Revenue
                 (Bolger Square Project), Series A
                 (AMBAC Insured),
                 5.250% due 06/01/00..............................      273,611
  1,390,000      Missouri State, Economic and Industrial
                 Development, Export and Infrastructure
                 Board, Series E,
                 3.800% due 09/01/10++............................    1,390,000
    485,000      Neosho, Missouri, School District No.
                 R-5, Building Corporation Leasehold
                 Revenue, Prerefunding (FSA Insured),
                 3.500% due 09/01/99..............................      485,000
                                                                   ------------
                                                                      4,648,611
Nevada -- 0.3%
    300,000      Nevada State, General Obligation Bonds
                 (Colorado River Community),
                 5.000% due 07/01/99..............................      300,000
New Jersey -- 0.4%
    500,000      Keansburg, New Jersey, Board of
                 Education, Certificates of Participation,
                 Prerefunding,
                 8.000% due 11/01/14..............................      517,790
New York -- 0.2%
    250,000      Hempstead Town, New York, Series C,
                 General Obligation Bonds,
                 4.800% due 02/15/00..............................      252,278
North Dakota -- 0.3%
    300,000      North Dakota State Municipal Board
                 (Capital Financing Project), Series I,
                 Prerefunding,
                 6.250% due 12/01/11..............................      303,744
Ohio -- 14.1%
  3,820,000      Clermont County, Ohio, Hospital
                 Facilities, Series B, Infrastructure
                 Facilities Revenue (Bolger Square
                 Project), Series A (AMBAC Insured),
                 3.600% due 09/01/21++............................    3,820,000
  4,930,000      Ohio State University, General
                 Receipts Revenue,
                 3.500% due 12/01/07++............................    4,930,000
  3,350,000      Ohio State University, General
                 Receipts Revenue,
                 3.500% due 12/01/17++............................    3,350,000

The accompanying notes are an integral part of these financial statements.

========================
  The Montgomery Funds
------------------------
       Federal
  Tax-Free Money Fund
------------------------
    Investments

Principal Amount                                                  Value (Note 1)
MUNICIPAL BONDS AND NOTES--continued
Ohio--continued
$ 4,350,000      Ohio State, PCR (General Motors
                 Corporation Project),
                 3.350% due 03/01/06++ ..........................  $  4,350,000
                                                                   ------------
                                                                     16,450,000
Oregon -- 4.8%
    220,000      Medford, Oregon, Gas Tax Revenue
                 (FSA Insured),
                 4.000% due 02/01/00 .............................      220,820
  1,010,000      Oregon State, Department of
                 Administrative Services, Certificates of
                 Participation, Series B (MBIA Insured),
                 4.400% due 11/01/99 .............................    1,013,533
  3,950,000      Portland, Oregon, Multi-family Revenue
                 (South Park Block Project)
                 (LOC:Harris Trust & Savings Bank),
                 3.350% due 12/01/11++ ...........................    3,950,000
    390,000      Umatilla Indian Reservation, Oregon,
                 Confederated Tribes, Series A,
                 General Obligation Bonds
                 (LOC: Bank of America),
                 4.200% due 02/01/00 .............................      391,562
                                                                   ------------
                                                                      5,575,915
Pennsylvania -- 1.3%
    490,000      Pennsylvania State University, Revenue
                 Bonds, Series B,
                 4.500% due 08/15/99 .............................      490,440
  1,000,000      Sewickley Valley, Pennsylvania,
                 Hospital Authority Revenue (Sewickley
                 Valley Hospital Project), Prerefunding,
                 7.500% due 10/01/14 .............................    1,029,385
                                                                   ------------
                                                                      1,519,825
South Carolina -- 0.4%
    450,000      Horry County,  South Carolina  School
                 District, Series B, General Obligation
                 Bonds (MBIA Insured),
                 6.500% due 03/01/00 .............................      459,504
Tennessee -- 0.7%
    820,000      Nashville and Davidson Counties,
                 Tennessee, Metropolitan
                 Government, Prerefunding,
                 3.700% due 08/01/99 .............................      820,000
Texas -- 10.1%
    535,000      Austin, Texas, General Obligation Bonds,
                 Series A, Prerefunded, (Call, 09/01/99),
                 7.000% due 09/01/02 .............................      538,185
  1,200,000      Calhoun County, Texas, Naval Industrial
                 Development Authority, Port Revenue
                 (Formosa Plastics Corporation)
                 (LOC: Bank of America),
                 3.450% due 11/01/15++............................    1,200,000
    250,000      Dallas, Texas, Waterworks and Sewer
                 Systems Revenue Bonds,
                 5.600% due 10/01/99 .............................      251,163
    700,000      Grand Prairie  Sports  Facility Tax
                 Revenue, Series B, Prerefunding
                 (FSA Insured),
                 4.000% due 09/15/99 .............................      701,045
  1,000,000      Guadalupe-Blanco River Authority, PCR
                 (Central Power & Light Company
                 Project) (LOC: ABN Amro Bank N.V.),
                 3.450% due 11/01/15++ ...........................    1,000,000
    790,000      Harlingen, Texas, Airport Improvement
                 Revenue, Prerefunding (AMBAC Insured),
                 3.450% due 02/15/00 .............................      790,000
    580,000      Harris County, Texas, Health Facilities
                 Development Revenue (Texas Medical
                 Center Project) (MBIA Insured),
                 7.375% due 05/15/20++ ...........................      610,849
  3,900,000      Harris County, Texas, Industrial
                 Development Corporation, Solid Waste
                 Disposal Revenue,
                 3.300% due 02/01/23++............................    3,900,000
  1,000,000      Lower Neches Valley, Texas Authority,
                 Industrial Development
                 Corporation Revenue
                 (Mobil Oil Refining Corporation),
                 3.550% due 03/01/29++............................    1,000,000
    275,000      Plano, Texas, General Obligation Bonds,
                 Prerefunding (AMBAC Insured),
                 5.000% due 09/01/99 .............................      275,671
    225,000      Plugerville, Texas, Independent School
                 District, General Obligation Bonds,
                 8.750% due 08/01/99 .............................      226,001
    200,000      Texas Municipal Power Agency Revenue,
                 Prerefunding (FGIC Insured),
                 7.000% due 09/01/99 .............................      201,090
    300,000      Texas State Public Financing Authority,
                 General Obligation Bonds, Prerefunding,
                 4.000% due 10/01/99..............................      300,668
    700,000      Texas State Public Financing Authority,
                 General Obligation Bonds, Series B,
                 7.100% due 10/01/03 .............................      706,166
                                                                   ------------
                                                                     11,700,838
Utah -- 4.0%
  4,100,000      Utah State Board, Regents Student Loan
                 Revenue, Series B (AMBAC Insured),
                 3.500% due 11/01/00++............................    4,100,000
    500,000      Utah State Building Ownership
                 Authority, Series A,
                 5.500% due 05/15/00 .............................      509,131
                                                                   ------------
                                                                      4,609,131
Virginia -- 0.9%
    250,000      Fairfax County, Virginia, Series A,
                 General Obligation Bonds, Prerefunding,
                 4.700% due 06/01/00 .............................      253,120

The accompanying notes are an integral part of these financial statements.

                                                        ========================
                                                          The Montgomery Funds
                                                        ------------------------
                                                                Federal
                                                          Tax-Free Money Fund
                                                        ------------------------
                                                              Investments

Principal Amount                                       Value (Note 1)

MUNICIPAL BONDS AND NOTES -- continued
Virginia -- continued
$   815,000      Virginia State, Series B, General
                 Obligation Bonds, Prerefunding,
                 4.200% due 06/01/00 ............................. $    821,517
                                                                   ------------
                                                                      1,074,637
Washington -- 13.8%
    265,000      King County, Washington, Housing
                 Authority Housing Revenue, Series A,
                 3.850% due 07/01/99 .............................      265,000
  1,000,000      Port Seattle, Washington, Industrial
                 Development Corporation Revenue (Sysco
                 Food Services Project), Prerefunding,
                 3.550% due 11/01/25++ ...........................    1,000,000
    450,000      Richland, Washington, Water and Sewer
                 Revenue, Refunding (AMBAC Insured),
                 4.000% due 04/01/00 .............................      451,961
    285,000      Snohomish and Island Counties,
                 Washington, Stanwood School District
                 No. 401, Refunding (FGIC Insured),
                 3.250% due 12/15/99 .............................      285,000
    965,000      Thurston County, Washington, Olympia
                 School District No. 111, Refunding
                 (FGIC Insured),
                 4.300% due 12/01/99 .............................      969,027
    315,000      Washington State, Certificates of
                 Participation, Series A,
                 3.000% due 07/01/99 .............................      315,000
    320,000      Washington State, Certificates of
                 Participation, Series A,
                 3.250% due 01/01/00 .............................      320,000
  3,000,000      Washington State, Economic
                 Development Financing Authority
                 Revenue (Pioneer Human Services
                 Project), Series H
                 (LOC: U.S. Bank of Washington),
                 3.700% due 09/01/18++ ...........................    3,000,000
  3,200,000      Washington State, Healthcare Facilities
                 Authority Revenue (Sisters Providence),
                 3.400% due 10/01/05++ ...........................    3,200,000
    370,000      Washington State, Higher Education
                 Facilities Authority Revenue
                 (Whitworth College Project),
                 Refunding (MBIA Insured)
                 3.250% due 10/01/99 .............................      370,000
  1,100,000      Washington State, Housing Finance
                 Community, Multi-family Mortgage
                 Revenue (Canyon Lakes II Project)
                 (LOC: U.S. Bank of Washington),
                 4.650% due 10/01/19++ ...........................    1,100,000
  2,600,000      Washington State, Housing Finance
                 Community, Multi-family Mortgage
                 Revenue (Inglenook Court Project)
                 (LOC: Bank of America),
                 3.600% due 07/01/25++ ...........................    2,600,000
  2,225,000      Washington State, Housing
                 Finance Community,
                 Multi-family Mortgage Revenue
                 (Winterhill Apartments Project),
                 3.250% due 07/01/28++ ...........................    2,225,000
                                                                   ------------
                                                                     16,100,988
Wisconsin -- 1.6%
  1,800,000      Wisconsin State Transportation Revenue,
                 Multi-family Mortgage Revenue
                 (Canyon Lakes II Project),
                 5.800% due 07/01/99 .............................    1,800,000
Wyoming -- 2.2%
  2,500,000      Lincoln County, Wyoming,
                 Environmental Improvement Revenue
                 (Pacificorp Projects), AMT,
                 3.650% due 11/01/25++ ...........................    2,500,000

TOTAL INVESTMENTS -- 100.2%
(At amortized cost*) .............................................  116,531,312

OTHER ASSETS AND LIABILITIES -- (0.2)%
(Net) ............................................................     (189,999)
                                                                   ------------

NET ASSETS -- 100.0% ............................................. $116,341,313
                                                                   ============

*    Aggregate cost for federal tax purposes $116,531,312.
++   Floating-rate note reflects the rate in effect at June 30, 1999.

Abbreviations:
AMBAC American Municipal Bond Assurance Corporation
AMT   Alternative Minimum Tax
FGIC  Federal Guaranty Insurance Corporation
FSA   Financial Security Assurance
LOC   Letter of Credit
MBIA  Municipal Bond Investors Assurance
PCR   Pollution Control Revenue

The accompanying notes are an integral part of these financial statements.

=========================
   The Montgomery Funds
-------------------------
       California
   Tax-Free Money Fund
-------------------------
      Investments

PORTFOLIO INVESTMENTS

June 30, 1999

Principal Amount                                                  Value (Note 1)
Municipal Bonds and Notes -- 103.7%
California -- 103.0%
$ 1,300,000      Abag, California, Financing
                 Authority Revenue, Nonprofit
                 Corporation, Certificates of Participation,
                 Series C, Prerefunding
                 3.100% due 10/01/27++ ........................... $  1,300,000
    300,000      Alameda County, California, Unified
                 School District
                 6.900% due 07/01/99 .............................      300,000
  1,000,000      Anaheim, California, Certificates of
                 Participation, Prerefunding
                 (AMBAC Insured)
                 7.125% due 05/15/13 .............................    1,053,559
  2,450,000      Antioch, California, Public Financing
                 Authority Reassessment Revenue, Series A
                 (AMBAC Insured)
                 6.500% due 09/02/99 .............................    2,464,469
  1,000,000      Bakersfield, California, City School,
                 Series B, Prerefunding
                 6.250% due 08/01/14 .............................    1,022,604
    200,000      Bay Area, California, Redevelopment
                 Agency, Pool A (FSA Insured)
                 4.900% due 12/15/99 .............................      201,653
    200,000      Berkeley, California, School District
                 Authority (AMBAC Insured)
                 8.100% due 08/01/01 .............................      204,841
    320,000      Berkeley, California, Unified School
                 District (FGIC Insured)
                 4.375% due 08/01/99 .............................      320,355
    400,000      Calexico, California, Financing Authority
                 Revenue, Water System (AMBAC Insured)
                 3.150% due 11/01/99 .............................      400,000
    500,000      California Statewide Community
                 Development Authority, Oakland
                 Convention Center Project
                 5.200% due 10/01/99 .............................      502,568
  5,000,000      California Education Facilities Authority
                 3.050% due 08/20/99 .............................    5,000,000
  1,105,000      California Educational Facilities
                 Authority Revenue, Prerefunding
                 6.200% due 01/01/02 .............................    1,144,332
  2,000,000      California Educational Facilities Authority
                 Revenue, Pepperdine University, Series B
                 2.650% due 11/01/29++ ...........................    2,000,000
  5,200,000      California Educational Facilities Authority
                 Revenue, Pomona College
                 2.650% due 07/01/22++ ...........................    5,200,000
    335,000      California Educational Facilities Authority
                 Revenue, Pomona College
                 2.900% due 01/01/00 .............................      334,831
  6,000,000      California Health Facilities Financing
                 Authority Revenue (MBIA Insured)
                 3.000% due 11/01/21++ ...........................    6,000,000
  3,210,000      California Health Facilities Financing
                 Authority Revenue
                 3.200% due 09/01/20++ ...........................    3,210,000
    600,000      California Health Facilities Financing
                 Authority Revenue, Prerefunding
                 7.500% due 05/01/20 .............................      633,674
  6,000,000      California Health Facilities Financing
                 Authority Revenue (MBIA Insured),
                 3.070% due 08/15/28++ ...........................    6,000,000
    875,000      California Health Facilities Financing
                 Authority Revenue, Catholic Health,
                 Series A, Prerefunding (AMBAC Insured)
                 7.000% due 07/01/06 .............................      892,500
  2,300,000      California Health Facilities Financing
                 Authority Revenue, Catholic Healthcare,
                 Series B (MBIA Insured)
                 3.000% due 07/01/16++ ...........................    2,300,000
    500,000      California Health Facilities Financing
                 Authority Revenue, Kaiser Permanente,
                 Series A, Prerefunding
                 7.000% due 10/01/18 .............................      514,715
 15,050,000      California Health Facilities
                 Financing Authority Revenue,
                 Memorial Health Services
                 3.200% due 10/01/24++............................   15,050,000
  2,200,000      California Health Facilities
                 Financing Authority, Saint Joseph
                 Health System, Series B
                 2.900% due 07/01/09++ ...........................    2,200,000
  2,100,000      California Health Facilities Financing
                 Authority, Sutter Healthcare Series B
                 2.900% due 07/01/12++ ...........................    2,100,000
  7,600,000      California Pollution Control
                 Financing Authority
                 3.050% due 10/14/99 .............................    7,600,000
  8,400,000      California Pollution Control
                 Financing Authority
                 3.300% due 11/01/26++ ...........................    8,400,000
  4,000,000      California Schools Cash Reserve Authority,
                 Series A
                 4.000% due 07/03/00 .............................    4,035,000
  5,250,000      California State
                 4.500% due 10/01/99 .............................    5,267,892
    490,000      California State
                 5.900% due 02/01/00 .............................      497,639

The accompanying notes are an integral part of these financial statements.

                                                       =========================
                                                          The Montgomery Funds
                                                       -------------------------
                                                              California
                                                          Tax-Free Money Fund
                                                       -------------------------
                                                              Investments

Principal Amount                                                  Value (Note 1)
Municipal Bonds and Notes -- continued
California -- continued
$   450,000      California State
                 6.000% due 11/01/99 .............................. $   454,447
    400,000      California State Department of Water
                 Resources Central Valley Project Revenue,
                 Series H, Prerefunding
                 6.900% due 12/01/11 ..............................     421,031
    380,000      California State Department of Water
                 Resources Central Valley Project Revenue,
                 Series I, Prerefunding
                 6.600% due 12/01/19 ..............................     397,256
  8,265,000      California State Economic Development
                 Financing Authority Revenue
                 3.050% due 04/01/08++ ............................   8,265,000
    250,000      California State Public Works Board
                 Energy Efficiency Revenue Series B
                 (AMBAC Insured)
                 4.200% due 03/01/00 ..............................     251,966
    500,000      California State Public Works Board Lease
                 Revenue, Department of Corrections State
                 Prisons, Series A (AMBAC Insured)
                 4.500% due 12/01/99 ..............................     503,074
 13,750,000      California Statewide Communities
                 Development Authority Revenue,
                 Certificates of Participation,
                 Sutter Health Obligation Group
                 3.400% due 07/01/15++ ............................  13,750,000
  5,000,000      California Statewide Communities
                 Development Authority Revenue, Series A
                 4.000% due 06/30/00 ..............................   5,039,600
  7,200,000      California Statewide Community
                 Development Authority, Certificate of
                 Participation FSA Financing
                 2.900% due 12/01/15++ ............................   7,200,000
  2,700,000      California Statewide Communities
                 Development Authority, Certificates of
                 Participation
                 3.200% due 06/01/26++ ............................   2,700,000
    250,000      Central Coast, California Water Authority
                 Revenue (AMBAC Insured)
                 5.300% due 10/01/99 ..............................     251,355
  3,300,000      Central Valley, California Schools
                 Financing Authority
                 3.500% due 01/27/00 ..............................   3,307,304
    475,000      Chico, California, Unified School District
                 (FSA Insured)
                 9.000% due 08/01/99 ..............................     477,336
  1,000,000      Clovis, California, Unified School District
                 5.000% due 08/01/99 ..............................   1,001,568
    320,000      Compton, California, Community
                 Redevelopment Agency, Prerefunding
                 (AMBAC Insured)
                 7.500% due 08/01/13 ..............................     327,571
  3,400,000      Contra Costa County, California,
                 Multi-family Mortgage Revenue
                 3.200% due 11/15/22++ ............................   3,400,000
  2,500,000      Contra Costa County, California Board of
                 Education, TRANS
                 3.750% due 06/30/00 ..............................   2,515,700
    500,000      Contra Costa County, California, Water
                 District, Water Revenue Series F
                 (FGIC Insured)
                 4.375% due 10/01/99 ..............................     501,693
    400,000      Coronado, California Community
                 Development Agency Tax Allocation
                 (FSA Insured)
                 4.300% due 09/01/99 ..............................     400,865
    650,000      Culver City, California, Redevelopment
                 Financing Authority, Prerefunding, Senior
                 Lien, Series A (AMBAC Insured)
                 6.900% due 11/01/01 ..............................     671,217
    450,000      Davis California Joint Unified School
                 District Yolo & Solano Counties, TRANS
                 3.250% due 04/04/00 ..............................     450,484
  4,000,000      East Bay, California, Municipal Utility
                 District, Water System Revenue
                 3.000% due 10/08/99 ..............................   4,000,000
    250,000      East Bay, California, Municipal Utility
                 District, Water System Revenue
                 (FGIC Insured)
                 6.000% due 06/01/00 ..............................     256,251
    250,000      Evergreen, California, School District
                 Special Tax (AMBAC Insured)
                 3.900% due 09/01/99 ..............................     250,373
  1,630,000      Folsom Community Facilities
                 District 2, Special Tax, Prerefunding
                 7.700% due 12/01/19 ..............................   1,692,315
    360,000      Fontana, California, Redevelopment
                 Agency, Tax Allocation, Southwest
                 Industrial Park (MBIA Insured)
                 4.000% due 09/01/99 ..............................     360,569
  5,000,000      Fontana, California, Unified School
                 District, TRANS
                 4.000% due 07/09/99 ..............................   5,000,359
    765,000      Fremont, California, Certificates of
                 Participation, Police Facility Refinancing
                 Project (MBIA Insured)
                 3.000% due 08/01/99 ..............................     765,000
    345,000      Garden Grove, California Public Financing
                 Authority Revenue, Water Services
                 (FGIC Insured)
                 4.200% due 12/15/99 ..............................     346,687

The accompanying notes are an integral part of these financial statements.

=========================
   The Montgomery Funds
-------------------------
       California
   Tax-Free Money Fund
-------------------------
      Investments

Principal Amount                                                  Value (Note 1)
Municipal Bonds and Notes -- continued
California -- continued
$ 1,945,000      Golden Empire Schools Financing
                 Authority, Var-Kern High School District,
                 Series A
                 3.250% due 12/01/24++............................ $  1,945,000
  1,440,000      Golden West Schools Financing Authority,
                 Series A (MBIA Insured)
                 4.600% due 08/01/99..............................    1,441,889
    250,000      High Desert, California, Memorial Health
                 Care District Revenue
                 3.950% due 10/01/99..............................      250,000
    725,000      Imperial County, California, Certificates
                 of Participation (MBIA Insured)
                 3.500% due 02/15/00..............................      727,201
    700,000      Irvine California Improvement Bonds,
                 Act of 1915 Adjusted Assessment
                 2.900% due 09/02/22++............................      700,000
    500,000      Irvine California Improvement Bonds,
                 Act of 1915 Adjusted Assessment
                 2.900% due 09/02/23++............................      500,000
  4,150,000      Irvine Ranch Improvement Bonds,
                 Act of 1915
                 2.900% due 09/02/24++............................    4,150,000
  9,400,000      Irvine Ranch Water District Certificates
                 of Participation
                 3.700% due 08/01/16++............................    9,400,000
  1,460,000      Irvine Ranch, California, Water District
                 Bank of America NT&SA
                 3.200% due 04/01/33++............................    1,460,000
  2,000,000      Irvine Ranch, California, Water District
                 2.900% due 10/01/10++............................    2,000,000
    400,000      Kaweah Delta Healthcare District
                 California Revenue, Series A
                 (MBIA Insured)
                 3.100% due 06/01/00..............................      400,000
  2,705,000      Kern, California, High School District
                 (MBIA Insured)
                 3.270% due 02/01/13++............................    2,705,000
    250,000      Long Beach, California, Harbor Revenue
                 7.150% due 05/15/00..............................      258,634
    300,000      Los Angeles County California,
                 Metropolitan Transit Authority Sales Tax
                 Revenue, Series A (FSA Insured)
                 4.000% due 07/01/99..............................      300,000
  5,260,000      Los Angeles County Certificate of
                 Participation, Equipment and Realty
                 Property Acquisition (AMBAC Insured)
                 4.000% due 12/01/99..............................    5,282,399
  2,000,000      Los Angeles County, California Schools
                 Pooled Financing Program, Certificates of
                 Participation, Series A
                 4.000% due 06/30/00..............................    2,016,820
  1,080,000      Los Angeles County, California,
                 Certificates of Participation, Prerefunding
                 7.000% due 03/01/02 .............................    1,129,657
    300,000      Los Angeles County, California, Schools
                 Regionalized Business Services, Series A
                 (FSA Insured)
                 3.850% due 06/01/00 .............................      301,873
  5,000,000      Los Angeles Multi-family Housing
                 Mortgage Revenue, Valencia Village
                 Project (FSA Insured)
                 3.300% due 10/01/14++ ...........................    5,000,000
  2,000,000      Los Angeles Waste Water Systems Revenue,
                 Series B, Prerefunding
                 7.150% due 06/01/20 .............................    2,110,407
  2,000,000      Los Angeles Water Works (MBIA Insured)
                 3.050% due 08/27/99 .............................    2,000,000
    325,000      Los Angeles, Convention and Exhibition
                 Center Authority, Certificates of
                 Participation, Series A, Prerefunding
                 6.600% due 08/15/99 .............................      326,341
  2,000,000      Los Angeles, Community
                 Redevelopment Agency
                 2.800% due 04/01/09++ ...........................    2,000,000
    750,000      Los Angeles, Convention and Exhibition
                 Center Authority, Certificates of
                 Participation, Series A, Prerefunding
                 7.375% due 08/15/18 .............................      765,028
    200,000      Los Angeles, California, Departments of
                 Airport Revenue
                 4.250% due 05/15/00 .............................      201,529
    775,000      Los Angeles, California, GO Series A
                 4.900% due 09/01/99 .............................      777,442
  1,000,000      Los Angeles, California, Municipal
                 Corporation Lease Revenue
                 7.300% due 09/01/99 .............................    1,006,825
    200,000      Los Angeles County, California Flood
                 Control District
                 4.300% due 11/01/99 .............................      200,284
    215,000      Mammoth County, California,
                 Community Water District, Act 1915
                 4.000% due 09/02/99 .............................      215,000
  5,500,000      Metropolitan Water District, Southern
                 California Water Works Revenue, Series C
                 2.500% due 07/01/28++ ...........................    5,500,000
  7,800,000      Modesto Irrigation District
                 3.050% due 09/14/99 .............................    7,800,000
    500,000      Northern California Power Agency,
                 Public Power, Combustion Turbine,
                 Prerefunding (MBIA Insured)
                 6.000% due 08/15/10 .............................      501,743
    300,000      Northern California, Power Agency
                 Northwest Revenue (MBIA Insured)
                 4.200% due 06/01/00 .............................      302,407

The accompanying notes are an integral part of these financial statements.

                                                       =========================
                                                          The Montgomery Funds
                                                       -------------------------
                                                                California
                                                           Tax-Free Money Fund
                                                       -------------------------
                                                              Investments

Principal Amount                                                  Value (Note 1)
Municipal Bonds and Notes -- continued
California  -- continued
$ 5,800,000    Ontario California Industrial
               Development Authority
               3.450% due 04/01/15++ ............................ $ 5,800,000
  1,300,000    Orange County Apartment Development
               Revenue, Harbor Point, Issue D
               3.600% due 12/01/06++ ............................   1,300,000
    750,000    Orange County Local Transportation
               Authority, Sales Tax Revenue
               5.400% due 02/15/00 .............................      761,036
  5,000,000    Orange County Water Corporation
               3.000% due 08/25/99 .............................    5,000,000
  1,300,000    Orange County, California, Sanitation
               District, Certificates of Participation
               (AMBAC Insured)
               2.900% due 08/01/16++ ...........................    1,300,000
  5,000,000    Orange County, California Apartment
               Development Revenue, Issue D
               3.600% due 11/15/28++ ...........................    5,000,000
  1,000,000    Orange County, California, Sanitation
               District Certificates of Participation,
               Series C (FGIC Insured)
               3.050% due 08/01/17++ ...........................    1,000,000
  5,000,000    Orange County, California, Special
               Financing Authority, Teeter Plan Revenue,
               Series B (AMBAC Insured)
               2.950% due 11/01/14++ ...........................    5,000,000
  4,100,000    Orange County, California, Recovery,
               Certificates of Participation
               (MBIA Insured)
               3.520% due 07/01/19++ ...........................    4,100,000
  2,275,000    Orange County,
               Water Authority, California
               3.050% due 10/13/99 .............................    2,275,000
  2,000,000    Pollution Control Financing Authority
               3.000% due 11/01/26++ ...........................    2,000,000
  5,620,000    Redlands, California, Certificates of
               Participation (FGIC Insured)
               3.300% due 09/01/17++ ...........................    5,620,000
  1,040,000    Redlands, California, Redevelopment
               Agency, Series A (MBIA Insured)
               3.700% due 08/01/99 .............................    1,040,604
    860,000    Riverside County, California, TRANS
               4.500% due 09/30/99 .............................      862,744
  3,300,000    Riverside County, California, Housing
               Authority Multi-family Revenue
               3.250% due 12/01/07 .............................    3,300,000
    310,000    Rocklin, California, Unified School
               District, Community Facilities District,
               Special Tax (MBIA Insured)
               3.750% due 09/01/99 .............................      310,281
  1,565,000    Sacramento, California, Regional County
               Sanitation District
               4.500% due 08/01/99 .............................    1,566,149
  5,000,000    Riverside Teeter, Commercial Paper
               3.000% due 08/24/99 .............................    5,000,000
    195,000    San Bernardino, California, Joint Powers
               Financing Authority, Tax Allocation
               Revenue, Series B
               4.600% due 07/01/99 .............................      195,000
  1,419,000    San Diego Port Corporation
               3.000% due 09/09/99 .............................    1,419,000
    900,000    San Diego, Regional Transportation
               Commission, Series A
               4.500% due 09/30/99 .............................      902,640
    290,000    San Diego, California, Unified School
               District, Certificates of Participation,
               Series B
               6.000% due 07/01/99 .............................      290,000
  1,070,000    San Francisco California, City and County
               Financial Corporate Lease Revenue,
               Emergency Radio
               3.700% due 04/01/00 .............................    1,075,469
    500,000    San Francisco, California, Bay Area Rapid
               Transit District Sales Tax Revenue
               6.700% due 07/01/00 .............................      516,869
    375,000    San Francisco, California, City & County
               City Hall Improvement Project, Series A
               (FGIC Insured)
               6.100% due 06/15/00 .............................      385,379
    250,000    San Francisco, California, City and County
               Sewer Revenue, Prerefunding
               (AMBAC Insured)
               6.500% due 10/01/10 .............................      256,991
    500,000    San Francisco, California, City and County
               Sewer Revenue, Prerefunding
               (AMBAC Insured)
               6.500% due 10/01/11 .............................      514,246
    475,000    San Francisco, California, City and County
               Sewer Revenue, Prerefunding
               (AMBAC Insured)
               6.500% due 10/01/21 .............................      488,530
    510,000    Santa Ana, California, Community
               Redevelopment Agency, Tax Allocation,
               Prerefunding
               7.400% due 09/01/19 .............................      523,743
    300,000    Santa Barbara County, California, Local
               Transit Authority Sales Revenue
               (FGIC Insured)
               4.300% due 04/01/00 .............................      302,522
  2,510,000    Santa Clara County, California, TRANS
               4.500% due 10/01/99 .............................    2,518,622
  1,935,000    Santa Clara County, California, Transit
               District, Series 1985 A
               3.200% due 06/01/15++ ...........................    1,935,000

The accompanying notes are an integral part of these financial statements.

=========================
   The Montgomery Funds
-------------------------
       California
   Tax-Free Money Fund
-------------------------
  Investments

Principal Amount                                                  Value (Note 1)
Municipal Bonds and Notes -- continued
California -- continued
$   500,000      Santa Monica California, Community
                 College District, Certificates of Partici-
                 pation, Prerefunding (AMBAC Insured)
                 3.200% due 06/01/00 ............................. $    500,311
    250,000      Santa Rosa, California, Central Parking
                 Service Facilities District
                 4.050% due 07/02/99 .............................      250,002
    500,000      Santa Cruz County, California, Public
                 Financing Authority Revenue, Series B,
                 Prerefunding
                 7.625% due 09/01/21 .............................      515,997
  1,000,000      Sonoma County, TRANS
                 3.500% due 02/01/00 .............................    1,002,156
    500,000      South Coast Air Quality Management,
                 District Building Corporation, California,

                 Revenue, Series B (AMBAC Insured)
                 6.900% due 08/01/00 .............................      511,579
    250,000      South Poway Community, Facilities
                 District Number 1, California
                 (MBIA Insured)
                 3.500% due 08/02/99 .............................      250,106
  1,835,000      Southern California Rapid Transit District,
                 Certificates of Participation (MBIA Insured)
                 7.625% due 07/01/99 .............................    1,910,400
    375,000      Temecula, California, Community
                 Special Tax
                 4.250% due 09/01/99 .............................      375,169
    435,000      Thousand Oaks, California, Certificate of
                 Participation, Wastewater System
                 Improvement Project (FSA Insured)
                 3.400% due 10/01/99 .............................      435,319
    555,000      Torrance, California, Certificate
                 of Participation, Wastewater System
                 Improvement Project (FSA Insured)
                 4.000% due 12/01/99 .............................      557,270
    510,000      Tri-City California Hospital District
                 Revenue, Series B (MBIA Insured)
                 5.500% due 02/15/00 .............................      517,348
  4,610,000      Triunfo, California County,
                 Sanitation District (Callable)
                 3.300% due 06/01/19++ ...........................    4,610,000
    455,000      University of California, Revenue Series,
                 Prerefunding, (AMBAC Insured)
                 6.800% due 09/01/09 .............................      466,898
  2,000,000      University of California, UCLA Central
                 Chiller/Cogeneration Facility, Certificate
                 of Participation, Prerefunding
                 7.000% due 11/01/21 .............................    2,065,943
  2,100,000      Vallecitos Water District, California,
                 Water Revenue Credit (LOC: Local de France)
                 3.200% due 07/01/30++ ...........................    2,100,000
  2,300,000      Vallejo, California, Multi-family
                 Housing Authority Revenue, (LOC:
                 Dresdner Kleinworth Benson)
                 2.800% due 01/01/08++ ...........................    2,300,000
    200,000      West Covina, California, Public Financing
                 Water Revenue, Water Systems Capital
                 Improvements Project, Prerefunding
                 7.500% due 09/01/08 .............................      205,437
    320,000      Whittier, California, Community Facility
                 District Special Tax
                 3.600% due 09/01/99 .............................      320,000
  5,550,000      Yuba County, California, TRANS
                 3.750% due 02/10/00 .............................    5,569,800
                                                                   ------------
                                                                    301,808,692

Puerto Rico -- 0.7%
  1,910,000      Puerto Rico GDB
                 3.150% due 09/10/99 .............................    1,910,000

TOTAL INVESTMENTS -- 103.7%
(At amortized cost*) .............................................  303,718,692

OTHER ASSETS AND LIABILITIES -- (3.7%)
(Net) ............................................................  (10,817,465)
                                                                   ------------

NET ASSETS -- 100.0% ............................................. $292,901,227
                                                                   ============

*    Aggregate cost for federal tax purposes $303,718,692.
++   Floating-rate note reflects the rate in effect at June 30, 1999.

Abbreviations:
AMBAC  American Municipal Bond Assurance Corporation
FGIC   Federal Guaranty Insurance Corporation
FSA    Financial Security Assurance
GO     General Obligation
LOC    Letter of Credit
MBIA   Municipal Bond Investors Assurance
TRANS  Tax and Revenue Anticipation

The Montgomery California Tax-Free Money Fund concentrates in California municipal securities. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences, including impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.

The accompanying notes are an integral part of these financial statements.

                                                        =======================
                                                          The Montgomery Funds
                                                        -----------------------
                                                             Annual Report
                                                        -----------------------
                                                             June 30, 1999


====================
FINANCIAL STATEMENTS
--------------------


Statements of Assets and Liabilities .....  92

Statements of Operations .................  98

Statements of Changes in Net Assets ...... 102

Statements of Cash Flows ................. 106

Financial Highlights ......................110

Notes to Financial Statements ............ 130

Independent Auditor's Report ............. 146

Tax Information .......................... 147

=======================
  The Montgomery Funds
-----------------------
     Statements of
 Assets and Liabilities
-----------------------
     June 30, 1999

                                                                                                                Growth
Assets:                                                                                                          Fund
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
     Securities .....................................................................................        $633,757,054
     Repurchase agreements ..........................................................................          45,284,000
Cash ................................................................................................                  --
Foreign currency, at value (Cost $475,277) ..........................................................                  --
Cash held as collateral for loaned securities (note 4) ..............................................          15,683,855
Dividends receivable ................................................................................             675,128
Interest receivable .................................................................................               6,352
Receivable for expenses absorbed by Manager .........................................................                  --
Receivable for shares of beneficial interest sold ...................................................             908,304
Receivable for investment securities sold ...........................................................           5,040,520
Other assets ........................................................................................                  --
                                                                                                             ------------
Total Assets ........................................................................................         701,355,213
                                                                                                             ------------
Liabilities:
------------------------------------------------------------------------------------------------------------------------------------
Forward foreign-currency exchange contracts:
     Net unrealized depreciation of forward foreign-currency exchange contracts (note 4) ............                  --
Collateral on securities loaned (note 4) ............................................................          15,683,855
Notes payable (note 4) ..............................................................................                  --
Payable for shares of beneficial interest redeemed ..................................................           8,430,324
Payable for investment securities purchased .........................................................           5,891,945
Management fees payable .............................................................................             102,653
Administration fees payable .........................................................................              36,385
Share marketing plan fees payable (note 3) (Class P shares only) ....................................                 563
Dividends payable ...................................................................................                  --
Trustees' fees and expenses payable .................................................................               3,445
Cash overdrafts payable to custodian ................................................................             645,746
Accounting, Custodian and Transfer agency fees payable ..............................................             399,395
Other accrued liabilities and expenses ..............................................................             153,597
                                                                                                           --------------
Total Liabilities ...................................................................................          31,347,908
                                                                                                           --------------
Net Assets ..........................................................................................        $670,007,305
                                                                                                           --------------
Investments at identified cost ......................................................................        $516,473,228

Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment income/accumulated net
investment loss) ....................................................................................        $  4,220,770
Accumulated net realized gain/(loss) ................................................................         107,535,433
Net unrealized appreciation .........................................................................         162,567,826
Shares of beneficial interest .......................................................................             275,293
Additional paid-in capital ..........................................................................         395,407,983
                                                                                                           --------------
Net Assets ..........................................................................................        $670,007,305

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
     Class R shares .................................................................................        $669,788,754
     Class P shares .................................................................................             218,551
                                                                                                           --------------
Net Assets ..........................................................................................        $670,007,305
     Class R shares outstanding .....................................................................          27,520,359
     Class P shares outstanding .....................................................................               8,916
Class R shares: Net asset value, offering and redemption price per share outstanding ................        $      24.34
                                                                                                           --------------
Class P shares: Net asset value, offering and redemption price per share outstanding ................        $      24.51
                                                                                                           --------------

92
      The accompanying notes are an integral part of these financial statements.

U.S. Emerging                            Equity        International      International          Global
   Growth            Small Cap           Income           Growth            Small Cap        Opportunities
    Fund               Fund               Fund             Fund                Fund               Fund
------------------------------------------------------------------------------------------------------------------------------------

$ 372,397,416     $ 121,878,047      $  28,966,175     $ 221,479,146      $  37,436,220      $  55,274,580
   12,813,000        16,578,000          1,308,000         7,390,000                 --          2,303,000
           --                --                990                --                 --             62,887
           --                --                 --                --                 --            474,452
    7,355,591        12,069,405            356,679        16,859,354          1,614,873          3,582,787
       96,143            10,760             28,042           558,423            160,957             98,943
        1,815             2,326                185             1,047                 --                326
           --                --            216,317           175,020            303,164            227,394
      206,696            63,902              2,557         5,086,064            205,534             67,883
    2,848,093         1,965,956            233,622         2,456,811          1,071,177          1,180,174
        5,071                --                 --                --              2,514                 --
-------------     -------------      -------------     -------------      -------------      -------------
  395,723,825       152,568,396         31,112,567       254,005,865         40,794,439         63,272,426
-------------     -------------      -------------     -------------      -------------      -------------

------------------------------------------------------------------------------------------------------------------------------------

           --                --                 --            98,326              2,156             11,021
    7,355,591        12,069,405            356,679        16,859,354          1,614,873          3,582,787
           --                --                 --                --            400,000                 --
      292,404         5,359,491             15,163           154,311              3,959             58,174
    4,693,685           994,978            464,925         6,357,625            139,625          2,163,202
      253,898            55,602            246,788           450,573            344,292            192,295
       18,922            12,310              1,706            13,185              2,284              3,119
           --            23,038              4,936             2,017                 36                 --
           --                --                 --                --                 --                 --
        2,093             1,063                565             2,322                751                656
      482,160            14,254                 --           264,548            133,616                 --
       50,061            51,668             28,594            95,668             45,421             69,794
       92,501            57,367             31,234            68,952             50,691             45,838
-------------     -------------      -------------     -------------      -------------      -------------
   13,241,315        18,639,176          1,150,590        24,366,881          2,737,704          6,126,886
-------------     -------------      -------------     -------------      -------------      -------------
$ 382,482,510     $ 133,929,220      $  29,961,977     $ 229,638,984      $  38,056,735      $  57,145,540
-------------     -------------      -------------     -------------      -------------      -------------
$ 275,475,738     $  97,603,880      $  24,468,532     $ 221,218,736      $  35,270,673      $  49,301,510

------------------------------------------------------------------------------------------------------------------------------------

$          --     $          --      $       8,286     $    (606,751)     $    (192,896)     $      11,294
   22,828,520        (6,874,371)         2,100,116         6,940,454           (441,699)         4,813,717
  109,734,676        40,852,167          5,805,643         7,544,887          2,156,473          8,266,541
      193,133            80,970             15,743           121,084             26,263             29,748
  249,726,181        99,870,454         22,032,189       215,639,310         36,508,594         44,024,240
-------------     -------------      -------------     -------------      -------------      -------------
$ 382,482,510     $ 133,929,220      $  29,961,977     $ 229,638,984      $  38,056,735      $  57,145,540

------------------------------------------------------------------------------------------------------------------------------------

$ 382,482,510     $ 113,322,824      $  26,749,914     $ 227,286,877      $  38,053,879      $  57,145,540
          N/A        20,606,396          3,212,063         2,352,107              2,856                N/A
-------------     -------------      -------------     -------------      -------------      -------------
$ 382,482,510     $ 133,929,220      $  29,961,977     $ 229,638,984      $  38,056,735      $  57,145,540
   19,313,325         6,836,591          1,405,261        11,984,060          2,626,071          2,974,786
          N/A         1,260,377            168,990           124,311                198                N/A
$       19.80     $       16.58      $       19.04     $       18.97      $       14.49      $       19.21
-------------     -------------      -------------     -------------      -------------      -------------
          N/A     $       16.35      $       19.01     $       18.92      $       14.42                N/A
-------------     -------------      -------------     -------------      -------------      -------------

======================
 The Montgomery Funds
----------------------
    Statements of
Assets and Liabilities
----------------------
    June 30, 1999

                                                                                                                Global
                                                                                                            Communications
Assets:                                                                                                          Fund
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
     Securities .......................................................................................      $311,944,922
     Repurchase agreements ............................................................................        40,277,000
Cash ..................................................................................................           475,789
Foreign currency, at value (Cost $855,581, $4,176,930, $1,304,115, $152,779 and $682,683, respectively)           855,250
Net unrealized appreciation of forward foreign-currency exchange contracts (note 4)....................                --
Cash held as collateral for loaned securities (note 4) ................................................           473,884
Net unrealized appreciation of equity swaps............................................................                --
Dividends receivable ..................................................................................           342,408
Interest receivable ...................................................................................             5,706
Receivable for expenses absorbed by Manager............................................................                --
Receivable for shares of beneficial interest sold .....................................................         3,105,470
Receivable for investment securities sold .............................................................         3,145,752
Receivable for short sales.............................................................................                --
Deferred organization costs (note 1)...................................................................                --
Other assets ..........................................................................................               834
                                                                                                             ------------
Total Assets                                                                                                  360,627,015
                                                                                                             ------------

Liabilities:
------------------------------------------------------------------------------------------------------------------------------------
Short sales (Proceeds $63,592,826) (note 1)............................................................                --
Options written, at value (Premium received $131,401) (note 1).........................................                --
Net unrealized depreciation of forward foreign-currency exchange contracts (note 4) ...................            55,438
Collateral on securities loaned (note 4) ..............................................................           473,884
Notes payable (note 4).................................................................................                --
Deferred fee income on dollar roll transactions........................................................                --
Purchase of investments under dollar roll transactions.................................................                --
Payable for shares of beneficial interest redeemed ....................................................           125,761
Payable for investment securities purchased ...........................................................         4,816,758
Payable for foreign currency due to Custodian..........................................................                --
Management fees payable ...............................................................................            70,158
Administration fees payable ...........................................................................            19,470
Share marketing plan fees payable (note 3).............................................................                --
Dividends payable......................................................................................                --
Trustees' fees and expenses payable ...................................................................             3,147
Variation margin payable...............................................................................                --
Cash overdrafts payable to custodian...................................................................                --
Accounting, Custodian and Transfer Agency fees payable ................................................           214,406
Other accrued liabilities and expenses ................................................................           117,808
                                                                                                             ------------
Total Liabilities                                                                                               5,896,830
                                                                                                             ------------
Net Assets                                                                                                   $354,730,185
                                                                                                             ------------
Investments at identified cost ........................................................................      $276,797,128

Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------------------

Undistributed net investment income/(distributions in excess of net investment income/accumulated net
investment loss).......................................................................................      $     54,907
Accumulated net realized gain/(loss) ..................................................................        64,255,823
Net unrealized appreciation ...........................................................................        75,327,755
Shares of beneficial interest .........................................................................           132,729
Additional paid-in capital ............................................................................       214,958,971
                                                                                                             ------------
Net Assets                                                                                                   $354,730,185

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------

     Class B shares ...................................................................................      $        N/A
     Class C shares ...................................................................................               N/A
     Class R shares ...................................................................................       354,730,185
     Class P shares ...................................................................................               N/A
                                                                                                             ------------
Net Assets                                                                                                   $354,730,185
     Class B shares outstanding .......................................................................               N/A
     Class C shares outstanding .......................................................................               N/A
     Class R shares outstanding .......................................................................        13,272,893
     Class P shares outstanding .......................................................................               N/A
Class B shares: Net asset value, offering and redemption price per share outstanding ..................               N/A
                                                                                                             ------------
Class C shares: Net asset value, offering and redemption price per share outstanding ..................               N/A
                                                                                                             ------------
Class R shares: Net asset value, offering and redemption price per share outstanding ..................      $      26.73
                                                                                                             ------------
Class P shares: Net asset value, offering and redemption price per share outstanding ..................               N/A
                                                                                                             ------------


The accompanying notes are an integral part of these financial statements.

                                         Global                             U.S. Asset
   Emerging           Emerging         Long-Short         Select 50         Allocation       Total Return
 Markets Fund        Asia Fund            Fund               Fund              Fund            Bond Fund
------------------------------------------------------------------------------------------------------------------------------------

$ 327,138,160      $ 58,640,616      $ 299,059,456      $ 128,003,731      $ 81,199,261      $ 43,623,598
           --         5,150,000                 --          3,120,000                --         1,664,000
           --            23,916         58,402,425                 --            90,082                --
    4,176,931         1,304,115            111,169            655,931                --                --
           --                --              4,092                 --                --                --
           --                --                 --                 --                --                --
           --                --             46,793                 --                --                --
    1,568,446            34,372            328,781            433,979                --                --
       17,663             1,822              1,984                442                --           511,684
      221,543                --                 --                 --           224,274            52,802
    7,189,327         1,975,373            928,250          1,356,108             5,822             5,024
   19,216,199           865,192          6,674,193          7,085,128                --           417,331
           --                --            869,334                 --                --                --
           --             7,549             19,846              2,200               717             4,197
           --                --                 --                 --                --           100,000
-------------     -------------      -------------      -------------     -------------     -------------
  359,528,269        68,002,955        366,446,323        140,657,519        81,520,156        46,378,636
-------------     -------------      -------------      -------------     -------------     -------------
------------------------------------------------------------------------------------------------------------------------------------

           --                --         68,980,966                 --                --                --
           --                --            227,150                 --                --                --
       20,911             2,086                 --              1,021                --                --
           --                --                 --                 --                --                --
    7,500,000                --         40,000,000                 --                --                --
           --                --                 --                 --                --             4,017
           --                --                 --                 --                --            72,675
      293,209            77,597          1,255,226            326,671           250,760            31,932
    1,817,010         3,580,405         13,128,362          3,190,528                --         7,217,374
           --                --                 --                 --                --                --
           --            14,888             79,997             63,055                --           115,338
       18,343             2,941                 --              7,743                --             1,617
          250                --             29,196                 --               628                --
           --                --             49,085                 --                --           206,748
        1,797             1,031              1,493              1,082             1,738               638
           --                --                 --                 --                --               391
    3,739,906         1,043,493                 --             20,930                --           194,367
      554,475            36,907            123,322            131,283            37,573             9,733
      155,192            47,718            358,463             68,037            39,962            48,137
-------------     -------------      -------------      -------------     -------------     -------------
   14,101,093         4,807,066        124,233,260          3,810,350           330,661         7,902,967
-------------     -------------      -------------      -------------     -------------     -------------
$ 345,427,176      $ 63,195,889      $ 242,213,063      $ 136,847,169      $ 81,189,495      $ 38,475,669
-------------     -------------      -------------      -------------     -------------     -------------
$ 291,153,230      $ 51,586,122      $ 261,310,447      $ 105,836,341      $ 77,061,164      $ 45,684,306

------------------------------------------------------------------------------------------------------------------------------------

$  (8,200,457)     $   (888,647)     $    (160,495)     $    (792,662)     $    811,588      $    (46,628)
 (364,695,283)      (12,765,830)        16,204,055         12,884,667        (1,156,320)          478,159
   35,783,338        12,199,592         32,248,669         25,260,238         4,138,097          (396,708)
      337,230            51,762            123,739             61,642            48,421            32,992
  682,202,348        64,599,012        193,797,095         99,433,284        77,347,709        38,407,854
-------------     -------------      -------------      -------------     -------------     -------------
$ 345,427,176      $ 63,195,889      $ 242,213,063      $ 136,847,169      $ 81,189,495      $ 38,475,669

------------------------------------------------------------------------------------------------------------------------------------

$         N/A      $        N/A      $  18,703,880      $         N/A      $        N/A      $        N/A
          N/A               N/A          7,208,697                N/A               N/A               N/A
  344,907,496        63,195,889        216,300,486        136,791,645        81,133,231        38,475,669
      519,680               N/A                N/A             55,524            56,264               N/A
-------------     -------------      -------------      -------------     -------------     -------------
$ 345,427,176      $ 63,195,889      $ 242,213,063      $ 136,847,169      $ 81,189,495      $ 38,475,669
          N/A               N/A            966,639                N/A               N/A               N/A
          N/A               N/A            400,192                N/A               N/A               N/A
   33,671,243         5,176,207         11,007,094          6,161,627         4,838,742         3,299,191
       51,732               N/A                N/A              2,544             3,362               N/A
          N/A               N/A      $       19.35                N/A               N/A               N/A
-------------     -------------      -------------      -------------     -------------     -------------
          N/A               N/A      $       18.01                N/A               N/A               N/A
-------------     -------------      -------------      -------------     -------------     -------------
$       10.24      $      12.21      $       19.65      $       22.20      $      16.77      $      11.66
-------------     -------------      -------------      -------------     -------------     -------------
$       10.05               N/A                N/A      $       21.83      $      16.74               N/A
-------------     -------------      -------------      -------------     -------------     -------------

---------------------------
  The Montgomery Funds
---------------------------
     Statements of
 Assets and Liabilities
---------------------------
     June 30, 1999


                                                                                                                 Short
                                                                                                                Duration
                                                                                                               Government
Assets:                                                                                                        Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
     Securities .....................................................................................        $ 168,762,946
     Repurchase agreements ..........................................................................           11,624,000
Cash ................................................................................................              253,207
Interest receivable .................................................................................            1,169,608
Receivable for shares of beneficial interest sold ...................................................              830,273
Receivable for investment securities sold ...........................................................            3,615,178
Receivable for expenses absorbed by Manager..........................................................                   --
Sale of investments under dollar roll transactions ..................................................               32,343
Other assets.........................................................................................                   --
                                                                                                              ------------
Total Assets ........................................................................................          186,287,555
                                                                                                              ------------

Liabilities:
------------------------------------------------------------------------------------------------------------------------------------
Deferred fee income on dollar roll transactions .....................................................                8,429
Payable for shares of beneficial interest redeemed ..................................................            1,281,669
Payable for investment securities purchased .........................................................           25,672,644
Management fees payable .............................................................................              225,279
Administration fees payable .........................................................................               12,504
Share marketing plan fees payable (note 3) (Class P shares only) ....................................                4,752
Dividends payable ...................................................................................              759,209
Trustees' fees and expenses payable .................................................................                1,027
Cash overdrafts payable to custodian.................................................................                   --
Accounting, Custodian and Transfer agency fees payable ..............................................               25,730
Other accrued liabilities and expenses ..............................................................               43,593
                                                                                                             -------------
Total Liabilities ...................................................................................           28,034,836
                                                                                                             -------------
Net Assets ..........................................................................................        $ 158,252,719
                                                                                                             -------------
Investments at identified cost ......................................................................        $ 181,045,952
                                                                                                             -------------

Net Assets Consist of:
------------------------------------------------------------------------------------------------------------------------------------
Undistributed net investment income/(distributions in excess of net investment income/accumulated net        $    (198,522)
investment loss)
Accumulated net realized gain/(loss) ................................................................             (930,714)
Net unrealized appreciation .........................................................................             (659,006)
Shares of beneficial interest .......................................................................              157,583
Additional paid-in capital ..........................................................................          159,883,378
                                                                                                             -------------
Net Assets ..........................................................................................        $ 158,252,719
                                                                                                             -------------

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
     Class R shares .................................................................................        $ 154,365,349
     Class P shares .................................................................................            3,887,370
                                                                                                             -------------
Net Assets ..........................................................................................        $ 158,252,719
     Class R shares outstanding .....................................................................           15,370,636
     Class P shares outstanding .....................................................................              387,674
Class R shares: Net asset value, offering and redemption price per share outstanding ................        $       10.04
                                                                                                             -------------
Class P shares: Net asset value, offering and redemption price per share outstanding ................        $       10.03
                                                                                                             -------------


The accompanying notes are an integral part of these financial statements.

           California
            Tax-Free       Government     Federal       California
          Intermediate    Money Market    Tax-Free       Tax-Free
            Bond Fund        Fund*       Money Fund     Money Fund
--------------------------------------------------------------------------------
         $  40,553,970  $ 366,563,732  $ 116,531,312  $ 303,718,692
                    --    207,957,000             --             --
                22,671             --             --        597,580
               683,302      5,085,149        808,906      2,194,234
                 6,500        290,782             --      2,701,267
                    --             --             --             --
                    --             --             --         70,198
                    --             --             --             --
                    --             --             --         38,927
         -------------  -------------  -------------  -------------
            41,266,443    579,896,663    117,340,218    309,320,898
         -------------  -------------  -------------  -------------
--------------------------------------------------------------------------------
                    --             --             --             --
                 6,289      1,015,869        371,273         14,300
                    --        722,745             --     15,517,520
                56,660        333,020        122,546        223,917
                 1,702         21,739          4,223         13,510
                    --             --             --             --
               137,011      2,030,323        268,307        567,442
                   592          3,857          1,560          1,518
                    --        101,593        191,150             --
                 7,941        124,588         15,137         30,078
                39,359        154,740         24,709         51,386
         -------------  -------------  -------------  -------------
               249,554      4,508,474        998,905     16,419,671
         -------------  -------------  -------------  -------------
         $  41,016,889  $ 575,388,189  $ 116,341,313  $ 292,901,227
         -------------  -------------  -------------  -------------
         $  40,343,421  $ 574,520,732  $ 116,531,312  $ 303,718,692
         -------------  -------------  -------------  -------------
--------------------------------------------------------------------------------
         $     (79,767) $       4,448  $        (209) $         296
                (7,321)         6,927           (990)        (6,735)
               210,549             --             --             --
                32,381      5,753,656      1,163,428      2,929,076
            40,861,047    569,623,158    115,179,084    289,978,590
         -------------  -------------  -------------  -------------
         $  41,016,889  $ 575,388,189  $ 116,341,313  $ 292,901,227

--------------------------------------------------------------------------------
         $  41,016,889  $ 575,387,260  $ 116,341,313  $ 292,901,227
                   N/A            929            N/A            N/A
         -------------  -------------  -------------  -------------
         $  41,016,889  $ 575,388,189  $ 116,341,313  $ 292,901,227
             3,238,118    575,364,707    116,342,816    292,907,663
                   N/A            928            N/A            N/A
         $       12.67  $        1.00  $        1.00  $        1.00
         -------------  -------------  -------------  -------------
                   N/A  $        1.00            N/A            N/A
         -------------  -------------  -------------  -------------

*Formerly named Montgomery Government Reserve Fund.

=========================
  The Montgomery Funds
-------------------------
Statements of Operations
-------------------------
Year Ended June 30, 1999


                                                                                        U.S. Emerging
                                                                        Growth             Growth           Small Cap
Net Investment Income:                                                   Fund               Fund               Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest ......................................................     $   2,768,428      $   1,706,433      $     150,156
Dividends (net of foreign withholding taxes) ..................        13,998,220          1,130,762            158,953
Securities lending income (note 4) ............................            55,863            111,032             44,287
                                                                    -------------      -------------      -------------
Total Income ..................................................        16,822,511          2,948,227            353,396
                                                                    -------------      -------------      -------------

Expenses:
Custodian fee .................................................            82,432             20,997             19,099
Transfer agency and servicing fees ............................         1,931,012            513,855            138,097
Management fee (note 2) .......................................         8,698,673          4,867,019          1,529,933
Administration fee (note 2) ...................................           596,578            244,217            107,095
Share marketing plan fee (note 3) (Class P shares only) .......               432                --              45,933
Legal and audit fees ..........................................           118,482             40,813             55,573
Trustees' fees ................................................             8,250              6,055              5,866
Registration fees .............................................            62,317             31,854             42,007
Accounting fees ...............................................           343,900            123,298             56,198
Printing fees .................................................           383,933            140,142             40,165
Amortization of organization expenses (note 1) ................             1,428              2,194                 --
Tax expense ...................................................                --                 --                 --
Other .........................................................           112,152             58,655             23,234
Interest expense ..............................................           260,268              1,745              3,552
                                                                    -------------      -------------      -------------
Total Expenses ................................................        12,599,857          6,050,844          2,066,752
Fees deferred and/or expenses absorbed by Manager (note 2) ....                --                 --                 --
                                                                    -------------      -------------      -------------
Net Expenses ..................................................        12,599,857          6,050,844          2,066,752
                                                                    -------------      -------------      -------------
Net Investment Income/(Loss) ..................................         4,222,654         (3,102,617)        (1,713,356)
                                                                    -------------      -------------      -------------

Net Realized and Unrealized Gain/(Loss) on Investments:
------------------------------------------------------------------------------------------------------------------------------------

Net realized gain/(loss) from:
    Securities transactions ...................................       126,994,489         20,878,928         (6,685,358)
    Futures contracts .........................................        (3,718,426)         5,213,328                 --
    Foreign-currency transactions and other assets ............              (200)                --                 --
                                                                    -------------      -------------      -------------
Net Realized Gain/(Loss) on Investments .......................       123,275,863         26,092,256         (6,685,358)

Net change in unrealized appreciation/(depreciation) of:
    Securities ................................................      (103,710,125)       (33,067,747)       (11,588,109)
    Forward foreign-currency exchange contracts ...............                --                 --                 --
    Futures contracts .........................................                --                 --                 --
    Foreign-currency transactions and other assets ............                --                 --                 --
                                                                    -------------      -------------      -------------
Net Unrealized Appreciation/(Depreciation) of Investments .....      (103,710,125)       (33,067,747)       (11,588,109)
                                                                    -------------      -------------      -------------

Net Realized and Unrealized Gain/(Loss) on Investments ........        19,565,738         (6,975,491)       (18,273,467)
                                                                    -------------      -------------      -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $  23,788,392      $ (10,078,108)     $ (19,986,823)
                                                                    -------------      -------------      -------------

Foreign withholding taxes .....................................     $     109,803      $          --      $          --
                                                                    -------------      -------------      -------------

98

The accompanying notes are an integral part of these financial statements.

             Equity      International  International    Global          Global
             Income         Growth        Small Cap   Opportunities  Communications       Emerging      Emerging
              Fund           Fund           Fund          Fund            Fund          Markets Fund    Asia Fund
-------------------------------------------------------------------------------------------------------------------
         $      63,569  $     740,254  $     211,313  $     130,468  $     928,218     $     191,806  $     156,659
               865,200      2,935,033        637,703        568,119      3,783,021         8,062,289        440,817
                   215        127,398         57,818        105,768        227,264                --             --
         -------------  -------------  -------------  -------------  -------------     -------------  -------------
               928,984      3,802,685        906,834        804,355      4,938,503         8,254,095        597,476
         -------------  -------------  -------------  -------------  -------------     -------------  -------------


                14,931        132,926         69,445         87,367        127,387           978,345         34,668
                81,400        385,720         91,489        120,999        564,262         1,426,513         82,749
               303,646      2,215,164        855,638        923,286      3,513,626         4,630,828        562,967
                25,341        128,893         32,122         40,303        198,318           265,350         22,722
                 7,483          2,122            109             --             --               925             --
                25,168         50,697         39,719         40,971         57,155            77,825         50,465
                 5,371          6,229          5,560          5,477          7,958             6,948          5,377
                28,294         42,788         31,801         23,660         46,781            62,540         30,713
                11,543        110,827         24,362         34,332        169,391           269,638         21,080
                18,661         90,021         11,545         29,865        122,449           197,962         20,181
                 2,878          1,953          1,483          1,450             --                --          3,149
                    --             --             --             --          5,382           135,594             --
                 7,752         33,287          8,439         13,883         56,180            94,022         11,008
                 1,670         12,551          2,994         62,766         12,615           481,973         93,961
         -------------  -------------  -------------  -------------  -------------     -------------  -------------
               534,138      3,213,178      1,174,706      1,384,359      4,881,504         8,628,463        939,040
              (217,211)      (160,139)      (299,803)      (227,394)            --          (397,685)      (228,921)
         -------------  -------------  -------------  -------------  -------------     -------------  -------------
               316,927      3,053,039        874,903      1,156,965      4,881,504         8,230,778        710,119
         -------------  -------------  -------------  -------------  -------------     -------------  -------------
               612,057        749,646         31,931       (352,610)        56,999            23,317       (112,643)
         -------------  -------------  -------------  -------------  -------------     -------------  -------------

------------------------------------------------------------------------------------------------------------------------------------


             2,848,156      7,059,105       (159,760)    10,716,706     89,060,782      (219,608,583)    (1,014,857)
                    --             --             --             --             --                --        238,945
                    --     (1,246,001)      (204,823)      (591,340)    (1,430,125)    (3,482,340)         (431,832)
         -------------  -------------  -------------  -------------  -------------     -------------  -------------
             2,848,156      5,813,104       (364,583)    10,125,366     87,630,657      (223,090,923)    (1,207,744)

         -------------  -------------  -------------  -------------  -------------     -------------  -------------
             1,204,992     (1,642,974)    (1,935,788)    (5,044,724)   (11,288,950)      180,122,934     25,917,257
         -------------  -------------  -------------  -------------  -------------     -------------  -------------
                    --       (286,275)           237         (6,298)       (44,816)          (16,415)        (2,086)
                    --             --             --             --             --                --             --
                    --          8,294          6,343         15,928        (41,215)       (60,699)          (71,203)
         -------------  -------------  -------------  -------------  -------------     -------------  -------------
             1,204,992     (1,920,955)    (1,929,208)    (5,035,094)   (11,374,981)      180,045,820     25,843,968
         -------------  -------------  -------------  -------------  -------------     -------------  -------------

             4,053,148      3,892,149     (2,293,791)     5,090,272     76,255,676       (43,045,103)    24,636,224
         -------------  -------------  -------------  -------------  -------------     -------------  -------------
         $   4,665,205  $   4,641,795  $  (2,261,860) $   4,737,662  $  76,312,675     $ (43,021,786) $  24,523,581
         -------------  -------------  -------------  -------------  -------------     -------------  -------------

         $          --  $     385,734  $      84,950  $      77,251  $     268,294     $     671,483  $      34,123
         -------------  -------------  -------------  -------------  -------------     -------------  -------------

========================
  The Montgomery Funds
------------------------
Statements of Operations
------------------------
Year Ended June 30, 1999


                                                                       Global            Global
                                                                     Long-Short         Long-Short        Select 50
Net Investment Income:                                                  Fund*             Fund**            Fund
------------------------------------------------------------------------------------------------------------------------------------

Investment Income:
Interest ......................................................     $    107,964      $  1,122,155      $    228,460
Dividends (net of foreign withholding taxes) ..................          668,729           570,095         1,964,261
                                                                    ------------      ------------      ------------
Total Income ..................................................          776,693         1,692,250         2,192,721
                                                                    ------------      ------------      ------------

Expenses:
Custodian fee .................................................           73,921           112,391           146,573
Transfer agency and servicing fees ............................           50,876           119,465           256,149
Management fee (note 2) .......................................          885,497           863,717         2,118,848
Administration fee (note 2) ...................................           31,290            38,828           118,656
Equity swap fees ..............................................               --             8,103                --
Dividend expense ..............................................          175,308           208,338                --
Share marketing plan fee (note 3)
    Class P shares ............................................               --                --               116
    Class B shares ............................................           33,611            72,735                --
    Class C shares ............................................           12,731            27,393                --
Legal and audit fees ..........................................           17,270           102,999            27,281
Trustees  fees ................................................            1,672             8,801             5,884
Registration fees .............................................            7,453            44,415            36,135
Accounting expenses ...........................................           27,883                --            98,812
Printing fees .................................................            3,648                --            91,431
Amortization of organization expenses (note 1) ................            1,396             5,367             1,748
Shareholder servicing fees (note 4) ...........................          111,750           137,886                --
Tax expense ...................................................               --             4,418                --
Overdraft expense ............................................           228,477                --                --
Other .........................................................            8,728            84,235            34,980
Interest expense ..............................................          352,367           363,688            45,203
                                                                    ------------      ------------      ------------
Total Expenses ................................................        2,023,878         2,202,779         2,981,816
Fees deferred and/or expenses absorbed by Manager (note 2) ....         (188,977)         (214,996)               --
                                                                    ------------      ------------      ------------
Net Expenses ..................................................        1,834,901         1,987,783         2,981,816
                                                                    ------------      ------------      ------------
Net Investment Income/(Loss) ..................................       (1,058,208)         (295,533)         (789,095)
                                                                    ------------      ------------      ------------

Net Realized and Unrealized Gain/(Loss) on Investments:
------------------------------------------------------------------------------------------------------------------------------------

Net realized gain/(loss) from:
    Securities transactions ...................................       12,700,812        11,019,215        17,826,369
    Securities sold short .....................................          102,762           (94,947)               --
    Futures contracts and written options .....................          (81,821)          (51,168)               --
    Foreign-currency transactions and other assets ............       (1,030,107)         (769,479)       (2,163,346)
                                                                    ------------      ------------      ------------
Net Realized Gain/(Loss) on Investments .......................       11,691,646        10,103,621        15,663,023

Net change in unrealized appreciation/(depreciation) of:
Securities ....................................................       21,029,501        14,977,606        (5,457,920)
Forward foreign-currency exchange contracts ...................           14,638            (9,847)         (143,831)
Securities sold short .........................................       (1,550,825)       (3,448,607)               --
Equity swaps ..................................................           96,997           (50,204)               --
Futures contracts and written options .........................         (101,773)             (475)               --
Foreign-currency transactions and other assets ................          518,234          (579,527)           42,489
                                                                    ------------      ------------      ------------
Net Unrealized Appreciation/(Depreciation) of Investments .....       20,006,772        10,888,946        (5,559,262)
                                                                    ------------      ------------      ------------

Net Realized and Unrealized Gain/(Loss) on Investments                31,698,418        20,992,567        10,103,761
                                                                    ------------      ------------      ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations     $ 30,640,210      $ 20,697,034      $  9,314,666
                                                                    ------------      ------------      ------------

Foreign withholding taxes .....................................     $     52,047      $     57,248      $         --
                                                                    ------------      ------------      ------------


* For the three-month period ended June 30, 1999. The Fund changed its year end from March 31 to June 30.

**   Year ended March 31, 1999.

The accompanying notes are an integral part of these financial statements.

                                                  California
     U.S. Asset                  Short Duration    Tax-Free      Government      Federal       California
     Allocation    Total Return    Government    Intermediate   Money Market     Tax-Free       Tax-Free
        Fund         Bond Fund      Bond Fund      Bond Fund       Fund***      Money Fund     Money Fund
------------------------------------------------------------------------------------------------------------------------------------

    $      3,100   $  4,267,110   $  8,491,824   $  1,868,241   $ 38,606,173   $  4,227,007   $  7,582,120
       3,117,168             --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       3,120,268      4,267,110      8,491,824      1,868,241     38,606,173      4,227,007      7,582,120
    ------------   ------------   ------------   ------------   ------------   ------------   ------------

           6,067         10,138         12,196          2,246        199,450             --          8,361
         238,629         18,000        123,425         17,665        279,096         31,042         32,779
              --        340,724      1,019,539        357,085      2,230,429        763,874      1,135,573
              --         30,298         64,534         20,231        321,086         62,270        122,096
              --             --             --             --             --             --             --
              --             --             --             --             --             --             --

             165             --          4,785             --              1             --             --
              --             --             --             --             --             --             --
              --             --             --             --             --             --             --
          21,013         11,491         28,994         18,024        159,911         26,837         36,716
           7,649          5,567          5,832          5,397          9,467          4,932          4,830
          43,246          7,316         58,014         10,756         66,206         40,443          5,160
          14,323         27,733         47,513         17,029        341,653         44,264         89,625
          32,293          1,768         16,546          3,770         22,494          6,664          7,889
           4,511         10,304             --             --             --             --             --
              --             --             --             --             --             --             --
              --             --             --             --             --             --             --
              --             --             --             --             --             --             --
          92,861         13,316         71,062         27,933         92,613         21,641         38,386
              --        279,451        945,297             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
         460,757        756,106      2,397,737        480,136      3,722,406      1,001,967      1,481,415
        (207,593)       (50,454)      (647,496)      (202,315)            --       (257,501)       (70,198)
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
         253,164        705,652      1,750,241        277,821      3,722,406        744,466      1,411,217
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       2,867,104      3,561,458      6,741,583      1,590,420     34,883,767      3,482,541      6,170,903
    ------------   ------------   ------------   ------------   ------------   ------------   ------------


       1,328,853      1,402,105       (582,777)        28,947         32,817            (72)            33
              --             --             --             --             --             --             --
              --         30,819         14,579             --             --             --             --
              --             --         (1,819)            --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       1,328,853      1,432,924       (570,017)        28,947         32,817            (72)            33


       4,581,206     (2,230,098)      (869,520)      (682,980)
              --             --             --             --             --             --             --
              --             --             --             --             --             --             --
              --             --             --             --             --             --             --
              --             --             --             --             --             --             --
              --             --             --             --             --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
       4,581,206     (2,230,098)      (869,520)      (682,980)            --             --             --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------

       5,910,059       (797,174)    (1,439,537)      (654,033)        32,817            (72)            33
    ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $  8,777,163   $  2,764,284   $  5,302,046   $    936,387   $ 34,916,584   $  3,482,469   $  6,170,936
    ------------   ------------   ------------   ------------   ------------   ------------   ------------

    $         --   $         --   $         --   $         --   $         --   $         --   $         --
    ------------   ------------   ------------   ------------   ------------   ------------   ------------


***Formerly named Montgomery Government Reserve Fund.

------------------------
  The Montgomery Funds
------------------------
     Statements of
 Changes in Net Assets
------------------------
Year Ended June 30, 1999


                                                                                                     U.S. Emerging
                                                                                          Growth         Growth          Small Cap
Increase/(Decrease) in Net Assets from Operations:                                         Fund           Fund             Fund
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ....................................................... $    4,222,654  $  (3,102,617)   $  (1,713,356)
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, foreign-currency transactions and other assets during the
     period ........................................................................    123,275,863     26,092,256       (6,685,358)
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, foreign-currency transactions and other assets during the
     period ........................................................................   (103,710,125)   (33,067,747)     (11,588,109)
                                                                                     --------------  -------------    -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ....................     23,788,392    (10,078,108)     (19,986,823)

Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
     Class R shares ................................................................     (4,685,102)            --               --
     Class P shares ................................................................           (787)            --               --
Distributions to shareholders in excess of net investment income:
     Class R shares ................................................................             --             --               --
Distributions to shareholders from net realized gains on investments:
     Class R shares ................................................................    (75,567,304)   (21,441,030)     (17,927,065)
     Class P shares ................................................................        (12,703)            --       (2,233,433)
Distributions to shareholders in excess of net realized gains on investments:
     Class R shares ................................................................             --             --       (6,112,721)
     Class P shares ................................................................             --             --         (761,650)
                                                                                     --------------  -------------    -------------
Total Distributions ................................................................    (80,265,896)   (21,441,030)     (27,034,869)

Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) .............   (656,586,933)    22,028,789      (44,034,045)
Net Increase/(Decrease) in Net Assets ..............................................   (713,064,437)    (9,490,349)     (91,055,737)

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of Period ................................................................  1,383,071,742    391,972,859      224,984,957
End of Period ...................................................................... $  670,007,305  $ 382,482,510    $ 133,929,220
Accumulated Undistributed Net Investment Income/(Accumulated Net Investment Loss) .. $    4,220,770             --               --


                                                                                         Global         Global
                                                                                       Long-Short     Long-Short        Select 50
Increase/(Decrease) in Net Assets from Operations:                                        Fund*         Fund**             Fund
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ....................................................... $  (1,058,208) $    (295,533)    $    (789,095)
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, equity swaps and foreign-currency transactions during the
     period ........................................................................    11,691,646     10,103,621        15,663,023
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, equity swaps, foreign-currency transactions and other
     assets during the period ......................................................    20,006,772     10,888,946        (5,559,262)
                                                                                     -------------  -------------     -------------
Net Increase/(Decrease) in Net Assets Resulting from Operations ....................    30,640,210     20,697,034         9,314,666

Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
     Class R shares ................................................................            --             --        (2,143,762)
     Class P shares ................................................................            --             --              (475)
Distributions to shareholders in excess of net investment income:
     Class R shares ................................................................            --             --          (928,695)
     Class P shares ................................................................            --             --              (206)
Distributions to shareholders from net realized gains on investments:
     Class B shares ................................................................            --     (1,000,105)               --
     Class C shares ................................................................            --       (402,108)               --
     Class R shares ................................................................            --     (3,527,506)       (9,337,841)
     Class P shares ................................................................            --             --            (2,414)
Distributions to shareholders in excess of net realized gains on investments:
     Class R shares ................................................................            --             --                --
     Class P shares ................................................................            --             --                --
                                                                                     -------------  -------------     -------------
Total Distributions ................................................................            --     (4,929,719)      (12,413,393)

Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 6) .............   104,478,341     74,484,954      (129,772,361)
Net Increase/(Decrease) in Net Assets ..............................................   135,118,551     90,252,269      (132,871,088)

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of Period ................................................................   107,094,512     16,842,243       269,718,257
End of Period ...................................................................... $ 242,213,063  $ 107,094,512     $ 136,847,169
Accumulated Undistributed Net Investment Income/(Accumulated Net Investment Loss) .. $    (160,495) $    (337,050)    $    (792,662)



* For the three-month period ended June 30, 1999. The Fund changed its year end from March 31 to June 30.
**   Year ended March 31, 1999.

The accompanying notes are an integral part of these financial statements.

        Equity      International   International            Global                Global
        Income          Growth      Small Cap           Opportunities       Communications       Emerging          Emerging
        Fund            Fund        Fund                     Fund                  Fund          Markets Fund      Asia Fund
------------------------------------------------------------------------------------------------------------------------------------

  $     612,057      $     749,646      $      31,931      $    (352,610)     $      56,999      $      23,317      $    (112,643)

      2,848,156          5,813,104           (364,583)        10,125,366         87,630,657       (223,090,923)        (1,207,744)

      1,204,992         (1,920,955)        (1,929,208)        (5,035,094)       (11,374,981)       180,045,820         25,843,968
  -------------      -------------      -------------      -------------      -------------      -------------      -------------
      4,665,205          4,641,795         (2,261,860)         4,737,662         76,312,675        (43,021,786)        24,523,581

------------------------------------------------------------------------------------------------------------------------------------


       (559,687)                --                 --           (558,444)                --                 --                 --
        (44,084)                --                 --                 --                 --                 --                 --

             --                 --            (36,660)                --                 --                 --                 --

     (2,953,011)          (940,560)                --         (5,700,468)       (29,529,571)                --                 --
       (250,330)            (4,968)                --                 --                 --                 --                 --

             --                 --                 --                 --                 --                 --                 --
             --                 --                 --                 --                 --                 --                 --
  -------------      -------------      -------------      -------------      -------------      -------------      -------------
     (3,807,112)          (945,528)           (36,660)        (6,258,912)       (29,529,571)                --                 --

------------------------------------------------------------------------------------------------------------------------------------

    (13,875,041)       161,118,037        (10,140,563)       (37,744,824)        40,834,194       (370,874,641)        14,063,944
    (13,016,948)       164,814,304        (12,439,083)       (39,266,074)        87,617,298       (413,896,427)        38,587,525

------------------------------------------------------------------------------------------------------------------------------------

     42,978,925         64,824,680         50,495,818         96,411,614        267,112,887        759,323,603         24,608,364
  $  29,961,977      $ 229,638,984      $  38,056,735      $  57,145,540      $ 354,730,185      $ 345,427,176      $  63,195,889
  $       8,286      $    (606,751)     $    (192,896)     $      11,294      $      54,907      $  (8,200,457)     $    (888,647)


U.S. Asset                             Short Duration    California Tax-Free   Government          Federal            California
Allocation          Total Return       Government        Intermediate          Money Market        Tax-Free            Tax-Free
   Fund              Bond Fund          Bond Fund          Bond Fund              Fund***         Money Fund          Money Fund
------------------------------------------------------------------------------------------------------------------------------------

  $   2,867,104      $   3,561,458      $   6,741,583      $   1,590,420      $  34,883,767      $   3,482,541      $   6,170,903

      1,328,853          1,432,924           (570,017)            28,947             32,817                (72)                33

      4,581,206         (2,230,098)          (869,520)          (682,980)                --                 --                 --
  -------------      -------------      -------------      -------------      -------------      -------------      -------------
      8,777,163          2,764,284          5,302,046            936,387         34,916,584          3,482,469          6,170,936

------------------------------------------------------------------------------------------------------------------------------------

     (5,412,395)        (3,561,458)        (6,441,336)        (1,510,644)       (34,878,792)        (3,482,322)        (6,169,715)
         (3,284)                --            (95,475)                --                (22)                --                 --

             --            (41,221)          (204,526)           (79,767)                --               (209)                --
             --                 --             (3,034)                --                 --                 --                 --

             --                 --                 --                 --                 --                 --                 --

             --                 --                 --                 --                 --                 --                 --

     (9,737,684)        (2,032,202)                --            (92,379)                --                 --                 --

         (6,222)                --                 --                 --                 --                 --                 --

     (8,188,227)                --           (699,799)            (7,321)                --                 --                 --
         (5,233)                --               (115)                --                 --                 --                 --
  -------------      -------------      -------------      -------------      -------------      -------------      -------------

    (23,353,045)        (5,634,881)        (7,444,285)        (1,690,111)       (34,878,814)        (3,482,531)        (6,169,715)

  -------------      -------------      -------------      -------------      -------------      -------------      -------------

    (32,380,618)       (36,347,494)        94,034,691          6,103,794       (149,268,606)          (942,095)       105,683,949
    (46,956,500)       (39,218,091)        91,892,452          5,350,070       (149,230,836)          (942,157)       105,685,170

  -------------      -------------      -------------      -------------      -------------      -------------      -------------
    128,145,995         77,693,760         66,360,267         35,666,819        724,619,025        117,283,470        187,216,057
  $  81,189,495      $  38,475,669      $ 158,252,719      $  41,016,889      $ 575,388,189      $ 116,341,313      $ 292,901,227
  $     811,588      $     (46,628)     $    (198,522)     $     (79,767)     $       4,448      $        (209)     $         296


***  Formerly named Montgomery Government Reserve Fund.

========================
  The Montgomery Funds
------------------------
     Statements of
 Changes in Net Assets
------------------------
Year Ended June 30, 1998

                                                                                                       U.S. Emerging
                                                                                          Growth          Growth         Small Cap
Increase/(Decrease) in Net Assets from Operations:                                         Fund            Fund            Fund
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)...................................................  $       9,632,489    $  (3,157,905)   $ (1,618,774)
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, foreign-currency transactions and other
  assets during the period.....................................................        164,931,428       28,785,885      42,779,392
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, foreign-currency transactions and other
  assets during the period.....................................................         31,011,960       44,225,233       4,803,792
                                                                                 -----------------    -------------    ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations                        205,575,877       69,853,213      45,964,410

Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class R shares...............................................................         (8,102,760)              --              --
  Class P shares...............................................................               (591)              --              --
Distributions to shareholders in excess of net investment income:
  Class R shares...............................................................                 --               --              --
  Class P shares...............................................................                 --               --              --
Distributions to shareholders from net realized gains on investments:
  Class R shares...............................................................       (160,149,883)     (19,493,315)    (27,244,989)
  Class P shares...............................................................            (20,125)              --      (2,828,409)
                                                                                 -----------------    -------------    ------------
Total Distributions............................................................       (168,273,359)     (19,493,315)    (30,073,398)

Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 7).........        208,213,759       23,801,277       4,139,175
                                                                                 -----------------    -------------    ------------
Net Increase/(Decrease) in Net Assets                                                  245,516,277       74,161,175      20,030,187

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of Year..............................................................      1,137,555,465      317,811,684     204,954,770
End of Year                                                                      $   1,383,071,742     $391,972,859    $224,984,957
Accumulated Undistributed Net Investment Income/(Accumulated Net
Investment Loss)                                                                 $       4,685,889     $         --    $         --

                                                                                        Global
                                                                                      Long-Short      Select 50        U.S. Asset
Increase/(Decrease) in Net Assets from Operations:                                       Fund*           Fund        Allocation Fund
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)...................................................  $          13,539      $ 1,416,052     $ 4,211,290
Net realized gain/(loss) on securities, forward foreign-currency exchange contracts, futures contracts, equity swaps and foreign-currency transactions
  during the period............................................................            506,608       23,620,118      29,420,101
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, equity swaps, foreign-currency
  transactions and other assets during the period..............................          1,352,951        3,990,850     (15,356,094)
                                                                                 -----------------    -------------    ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations                          1,873,098       29,027,020      18,275,297

Distributions to Shareholders:
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class B shares...............................................................                 --               --              --
  Class C shares...............................................................                 --               --              --
  Class R shares...............................................................                 --               --      (5,713,481)
  Class P shares...............................................................                 --               --          (3,135)
Distributions to shareholders in excess of net investment income:
  Class R shares...............................................................                 --               --      (4,805,423)
  Class P shares...............................................................                 --               --          (2,791)
Distributions to shareholders from net realized gains on investments:
  Class R shares...............................................................                 --      (20,659,018)    (11,764,751)
  Class P shares...............................................................                 --           (7,288)         (6,851)
                                                                                 -----------------    -------------    ------------
Total Distributions............................................................                 --      (20,666,306)    (22,296,432)

Beneficial Interest Transactions:
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 7).........         14,969,145       88,839,567       4,879,135
                                                                                 -----------------    -------------    ------------
Net Increase/(Decrease) in Net Assets                                                   16,842,243       97,200,281         858,000

Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
Beginning of Year..............................................................                 --      172,517,976     127,287,995
End of Year                                                                        $    16,842,243     $269,718,257    $128,145,995
Accumulated Undistributed Net Investment Income/(Accumulated Net Investment Loss)  $       (13,885)        $677,989      $1,771,623

* For the period from commencement of operations on December 31, 1997 to March 31, 1998.

  The accompanying notes are an integral part of these financial statements.

          Equity      International   International     Global          Global          Emerging         Emerging
          Income         Growth         Small Cap    Opportunities  Communications    Markets Fund      Asia Fund
           Fund           Fund            Fund           Fund            Fund
---------------------------------------------------------------------------------------------------------------------
       $ 1,066,465     $    90,925     $   (16,628)   $    (8,126)    $ (1,553,254)  $   5,849,057     $     97,480
         5,353,093       1,926,799       3,884,910      4,218,182       16,560,504    (143,171,602)     (11,921,961)
           165,897       6,190,676      (2,291,295)     8,813,624       53,641,157    (369,794,189)     (23,554,621)
       -----------     -----------     -----------    -----------     ------------   -------------     ------------
         6,585,455       8,208,400       1,576,987     13,023,680       68,648,407    (507,116,734)     (35,379,102)
---------------------------------------------------------------------------------------------------------------------
        (1,024,731)        (49,520)             --             --               --     (11,344,230)        (552,799)
           (41,734)             --              --             --               --          (5,297)              --
                --            (479)       (338,201)            --               --              --             (799)
                --              --             (22)            --               --              --               --
        (4,032,302)     (2,206,214)     (5,935,927)    (4,796,210)     (29,194,471)    (24,396,251)      (3,025,530)
          (153,692)           (291)           (651)            --               --         (14,456)              --
       -----------     -----------     -----------    -----------     ------------   -------------     ------------
        (5,252,459)     (2,256,504)     (6,274,801)    (4,796,210)     (29,194,471)    (35,760,234)      (3,579,128)
---------------------------------------------------------------------------------------------------------------------
         2,183,421      24,955,086       1,576,493     55,813,221       73,703,850      42,136,641       (4,528,662)
       -----------     -----------     -----------    -----------     ------------   -------------     ------------
         3,516,417      30,906,982      (3,121,321)    64,040,691      113,157,786    (500,740,327)     (43,486,892)
---------------------------------------------------------------------------------------------------------------------
        39,462,508      33,917,698      53,617,139     32,370,923      153,955,101   1,260,063,930       68,095,256
       $42,978,925     $64,824,680     $50,495,818    $96,411,614     $267,112,887  $  759,323,603     $ 24,608,364
       $        --     $  (133,569)    $  (252,194)   $  (259,674)    $   (914,375) $   (5,228,216)    $   (344,172)

                         Short Duration   California Tax-Free    Government           Federal             California
       Total Return        Government        Intermediate       Money Market          Tax-Free             Tax-Free
         Bond Fund         Bond Fund          Bond Fund            Fund*             Money Fund           Money Fund
---------------------------------------------------------------------------------------------------------------------
       $ 4,495,030     $    3,137,833  $       1,173,983  $      33,237,943   $        3,829,270  $       5,235,752
         2,124,761            670,997            114,279             36,767                  670                (23)
         1,833,390             78,579            462,957                 --                   --                 --
  ----------------  -----------------  -----------------  -----------------  -------------------  ------------------
         8,453,181          3,887,409          1,751,219         33,274,710            3,829,940          5,235,729
---------------------------------------------------------------------------------------------------------------------
                --                 --                 --                 --                   --                 --
                --                 --                 --                 --                   --                 --
        (4,458,508)        (3,046,386)        (1,174,001)       (33,224,825)          (3,829,270)        (5,235,794)
                --                (90)                --                 --                   --                 --
            (1,652)                --                 --                 --                   --                 --
                --                 --                 --                 --                   --                 --
          (775,110)           (90,023)                --                 --                   --                 --
                --                 --                 --                 --                   --                 --
   ----------------   -----------------  -----------------  -----------------  -------------------  ------------------
        (5,235,270)        (3,136,499)        (1,174,001)       (33,224,825)          (3,829,270)        (5,235,794)
---------------------------------------------------------------------------------------------------------------------
        74,475,849         18,344,636         13,408,266        251,415,147            3,085,705         68,493,060
  ----------------    -----------------  -----------------  -----------------  -------------------  ------------------
        77,693,760         19,095,546         13,985,484        251,465,032            3,086,375         68,492,995
---------------------------------------------------------------------------------------------------------------------
                --         47,264,721         21,681,335        473,153,993          114,197,095        118,723,062
       $77,693,760     $   66,360,267        $35,666,819  $     724,619,025   $      117,283,470  $     187,216,057
       $    (1,652)    $           --  $           1,374  $            (303)  $             (219) $            (113)

*Formerly named Montgomery Government Reserve Fund.

---------------------------
  The Montgomery Funds
===========================
 Statement of Cash Flows
===========================
Year Ended June 30, 1999

TOTAL RETURN BOND FUND
Cash Flows from Operating Activities:
------------------------------------------------------------------------------------------------------------------------------------

 Interest Income received...................................................$  4,573,813
 Fee income received...............................................               87,616
 Operating expenses paid...........................................             (345,904)
 Interst expense paid..............................................             (279,451)
 Proceeds from sales of long-term securities.......................          152,138,121
 Net payments for short-term investments...........................             (455,000)
 Proceeds from futures transactions................................               30,820
 Purchases of long-term securities.................................         (107,260,203)
                                                                    --------------------
Cash Provided by Operating Activities.............................                                $ 48,489,812


Cash Flows from Financing Activities:
------------------------------------------------------------------------------------------------------------------------------------

 Proceeds from subscriptions.......................................  $      27,528,621
 Payments on shares redeemed.......................................        (67,469,679)
 Net paments for reverse repurchase agreements.....................         (6,908,738)
 Proceeds from loans with custodian................................            194,367
 Net dollar roll transactions......................................             67,960
 Cash dividends paid*..............................................         (1,903,769)
                                                                    ------------------
Cash Used by Financing Activities.................................                                 (48,491,238)

Decrease in cash..................................................                                      (1,426)
Cash at beginning of period.......................................                                       1,426
                                                                                           -------------------
Cash at end of period.............................................                         $                --


Reconciliation of Net Increase in Net Assets from Operations to Cash Provided by Operating Activities:
------------------------------------------------------------------------------------------------------------------------------------

Net Increase in net assets resulting from operations:                                      $         2,764,284
 Decrease in investments.............................................   $     39,584,977
 Decrease in interest receivable.....................................            394,319
 Increase in variation margin for futures transactions...............                391
 Decrease in other assets and liabilities............................           (134,529)
 Decrease in receivables for investments sold........................          2,292,790
 Increase in net receivable for fund shares sold.....................          3,517,978
 Increase in accrued expenses........................................             69,602
                                                                       -----------------
 Total Adjustments...................................................                               45,725,528
                                                                                           -------------------
Cash Provided by Operating Activities...............................                       $        48,489,812
------------------------------------------------------------------------------------------------------------------------------------


*Noncash activities include reinvestment of dividends of $3,526,016.

106
     The accompanying notes are an integral part of these financial statements.

                                                        ------------------------
                                                          The Montgomery Funds
                                                        ========================
                                                         Statement of Cash Flows
                                                        ========================
                                                        Year Ended June 30, 1999

SHORT DURATION GOVERNMENT BOND FUND

Cash Flows from Operating Activities:
------------------------------------------------------------------------------------------------------------------------------------

 Income received..................................................  $       7,737,623
 Fee income received..............................................            106,458
 Operating expenses paid..........................................           (557,850)
 Interest expense paid............................................           (945,297)
 Proceeds from sales of long-term securities......................        273,573,629
 Net payments for short-term investments..........................         (7,802,000)
 Proceeds from futures transactions...............................             14,579
 Purchases of long-term securities................................       (355,778,711)
                                                                   ------------------
Cash Used by Operating Activities................................                         $ (83,651,569)

Cash Flows from Financing Activities:
------------------------------------------------------------------------------------------------------------------------------------

 Proceeds from subscriptions......................................  $     226,558,005
 Payments on shares redeemed......................................       (137,328,999)
 Net payments for reverse repurchase agreements...................         (4,934,813)
 Net dollar roll transactions.....................................            (14,857)
 Cash dividends paid*.............................................           (919,901)
                                                                    -----------------
Cash Provided by Financing Activities............................                        $   83,359,435

Decrease in cash.................................................                              (292,134)
Cash at beginning of period......................................                               545,341
                                                                                           ------------
Cash at end of period............................................                         $     253,207

Reconciliation of Net Increase in Net Assets from Operations to Cash Used by Operating Activities:
------------------------------------------------------------------------------------------------------------------------------------

Net Increase in net assets resulting from operations:                                     $   5,302,046
 Increase in investments..........................................  $    (106,193,595)
 Increase in interest receivable..................................           (647,743)
 Increase in receivables for investments sold.....................         (3,440,407)
 Increase in payables for investments purchased...................         21,090,792
 Decrease in other assets and liabilities.........................             (9,756)
 Increase in accrued expenses.....................................            247,094
                                                                   ------------------
Total Adjustments................................................                           (88,953,615)
                                                                                          -------------
Cash Used by Operating Activities................................                         $ (83,651,569)

*Noncash activities include reinvestment of dividends of $5,814,761.

=======================
The Montgomery Funds
-----------------------
Statement of Cash Flows
-----------------------
Year Ended June 30, 1999


GLOBAL LONG-SHORT FUND

Cash Flows from Operating Activities:
-----------------------------------------------------------------------------------------------------------------
  Interest income received ........................................... $       211,666
  Dividend income received............................................         474,936
  Dividends and interest paid ........................................        (478,590)
  Operating expenses paid ............................................      (1,102,658)
  Proceeds from sales of securities ..................................      96,652,639
  Proceeds from short sales transaction ..............................      28,340,372
  Net proceeds from forward foreign currency exchange contracts ......         855,199
  Purchases of long-term securities and purchased options ............    (221,420,974)
  Proceeds from written options transactions .........................          11,928
                                                                       ---------------
  Cash Used by Operating Activities .................................. $   (96,455,482)


Cash Flows from Financing Activities:
-------------------------------------------------------------------------------------------------------------------
  Proceeds from subscriptions ........................................ $   115,673,255
  Payments on shares redeemed ........................................      (9,515,630)
  Proceeds from loans payable ........................................      15,000,000
                                                                       ---------------

Cash Provided by Financing Activities ................................                               121,157,625

Increase in cash .....................................................                                24,702,143
Cash at beginning of period ..........................................                                33,700,282
                                                                                                  --------------
Cash at end of period ................................................                            $   58,402,425

The accompanying notes are an integral part of these financial statements.

                                                        ========================
                                                          The Montgomery Funds
                                                        ------------------------
                                                        Statement of Cash Flows
                                                        ------------------------
                                                        Year Ended June 30, 1999


GLOBAL LONG-SHORT FUND

Reconciliation of Net Increase in Net Assets from Operations to Cash Used by Operating Activities:
----------------------------------------------------------------------------------------------------
Net Increase in net assets resulting from operations:                                 $  30,640,210
  Increase in investments .........................................  $(158,282,186)
  Increase in dividends and interest receivable ...................        (90,091)
  Decrease in unrealized depreciation for equity swap agreements ..        (96,997)
  Decrease in payable to custodian for foreign currency ...........       (828,171)
  Increase in forward foreign-currency exchange contracts .........        (14,638)
  Increase in written options .....................................        207,900
  Increase in short sales .........................................     29,249,062
  Decrease in deposits with custodian bank for short sales ........        423,007
  Increase in foreign currency ....................................       (111,169)
  Decrease in receivables for equity swaps ........................        148,754
  Decrease in receivables for investments sold ....................      1,931,452
  Increase in payable for investments purchased ...................        113,732
  Increase in accrued expenses and dividend payable................        220,992
  Decrease in other assets.........................................         32,661
                                                                     -------------
  Total Adjustments ...............................................                    (127,095,692)
                                                                                       ------------
Cash Provided by Operating Activities .............................                   $ (96,455,482)

====================
The Montgomery Funds
--------------------
Financial Highlights
--------------------

                                                                                           GROWTH FUND

                                                                                          Class R Shares
Selected Per-Share Data for the Year or Period Ended:                               Fiscal Year Ended June 30,
                                                                     -------------------------------------------------------
                                                                        1999T       1998T       1997T     1996      1995
Net Asset Value - Beginning of Period                                $  23.68  $    23.07  $    21.94  $  19.16   $  15.27
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                             0.09        0.17        0.15      0.17       0.12
Net realized and unrealized gain/(loss) on investments                   2.24        3.51        3.90      4.32       3.91
----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment
   operations                                                            2.33        3.68        4.05      4.49       4.03
----------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                    (0.10)      (0.15)      (0.15)    (0.17)     (0.07)
Distributions from net realized capital gains                           (1.57)      (2.92)      (2.77)    (1.54)     (0.07)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (1.67)      (3.07)      (2.92)    (1.71)     (0.14)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                                      $  24.34  $    23.68  $    23.07  $  21.94   $  19.16
----------------------------------------------------------------------------------------------------------------------------
Total Return*                                                           11.41%      17.31%      20.44%    24.85%     26.53%
----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                    $669,789  $1,382,874  $1,137,343  $926,382   $878,776
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets              0.46%       0.71%       0.69%     0.78%      0.98%
----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager      $   0.09  $     0.17          --        --         --
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                    39%         54%         61%      118%       128%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                         1.38%       1.20%       1.27%     1.35%      1.50%
----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest
   and tax expense                                                       1.38%       1.20%         --        --         --
----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                         1.35%       1.19%         --        --         --
----------------------------------------------------------------------------------------------------------------------------

                                                                                      Class P Shares
Selected Per-Share Data for the Year or Period Ended:                             Fiscal Year Ended June 30,
                                                                     -------------------------------------------------------
                                                                        1999T      1998T        1997T     1996(a)
Net Asset Value - Beginning of Period                                $  23.77    $  23.12     $  21.94     $ 19.22
-----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                             0.04        0.11         0.09        0.03
Net realized and unrealized gain/(loss) on investments                   2.31        3.55         3.96        2.69
-----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment
   operations                                                            2.35        3.66         4.05        2.72
-----------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                    (0.04)      (0.09)        (0.10)        --
Distributions from net realized capital gains                           (1.57)      (2.92)        (2.77)        --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (1.61)      (3.01)        (2.87)        --
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                                      $  24.51    $  23.77     $    23.12   $  21.94
-----------------------------------------------------------------------------------------------------------------------------
Total Return*                                                           11.62%      17.09%         20.41%     14.15%
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of year (in 000s)                                    $   219     $    198     $      212   $     82
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets              0.21%       0.46%          0.44%      0.53%+
-----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager      $   0.04    $    0.11             --        --
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                    39%         54%            61%       118%
-----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                         1.63%       1.45%          1.52%      1.60%+
-----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest
   and tax expense                                                       1.63%       1.45%            --         --
-----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                         1.60%       1.44%            --         --
-----------------------------------------------------------------------------------------------------------------------------

(a) The Growth Fund's Class P shares commenced operations on January 12, 1996.

*    Total return represents aggregate total return for the periods indicated.

+    Annualized.

T Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

The accompanying notes are an integral part of these financial statements.

                                                            --------------------
                                                            The Montgomery Funds
                                                            --------------------
                                                            Financial Highlights
                                                            --------------------

                                                                                       U.S. EMERGING GROWTH FUND

                                                                                             Class R Shares
Selected Per-Share Data for the Year or Period Ended:                                   Fiscal Year Ended June 30,
                                                                     ----------------------------------------------------------
                                                                         1999        1998T      1997        1996        1995(a)T
Net Asset Value - Beginning of Period                                   $ 21.89   $  19.00     $ 17.82    $ 13.75   $ 12.00
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                               (0.16)     (0.18)      (0.13)     (0.04)     0.09
Net realized and unrealized gain/(loss) on investments                     (0.80)      4.21        2.54       4.26      1.66
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment
   operations                                                              (0.96)      4.03        2.41       4.22      1.75
-------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                          --         --          --      (0.04)       --
Distributions from net realized capital gains                              (1.13)     (1.14)      (1.23)     (0.11)       --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                        (1.13)     (1.14)      (1.23)     (0.15)       --
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                                         $  19.80   $  21.89    $  19.00   $  17.82  $  13.75
-------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                              (4.07)%    22.18%      14.77%     30.95%    14.58%
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                       $382,483   $391,973    $317,812   $306,217  $162,949
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                (0.83)%    (0.84)%     (0.75)%    (0.11)%    1.40%+
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager         $  (0.16)  $  (0.18)         --   $  (0.05) $   0.07
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       76%        24%         79%        89%       37%
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                            1.66%      1.57%       1.71%      1.75%     1.75%+
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest
   and tax expense                                                          1.66%      1.57%         --       1.79%     2.07%+
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                            1.66%      1.56%         --         --        --
-------------------------------------------------------------------------------------------------------------------------------

(a) The U.S. Emerging Growth (formerly Micro Cap) Fund's Class R shares commenced operations on December 30, 1994.
*    Total return represents aggregate total return for the periods indicated.
+    Annualized.
T Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

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--------------------
Financial Highlights
--------------------

                                                                                       SMALL CAP FUND

                                                                                        Class R Shares
Selected Per-Share Data for the Year or Period Ended:                               Fiscal Year Ended June 30,
                                                     -----------------------------------------------------------------------------
                                                               1999T        1998T         1997            1996            1995
Net Asset Value - Beginning of Period                      $  20.73     $  19.52        $  21.55        $  17.11        $  15.15
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                  (0.17)       (0.15)          (0.18)          (0.09)          (0.10)
Net realized and unrealized
   gain/(loss) on investments                                 (1.21)        4.33            1.43            6.31            3.04
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets
   resulting from investment  operations                      (1.38)        4.18            1.25            6.22            2.94
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions from net realized capital gains                 (2.07)       (2.97)          (3.28)          (1.78)          (0.98)
Distributions in excess of
   net realized capital gains                                 (0.70)       --              --              --              --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           (2.77)       (2.97)          (3.28)          (1.78)          (0.98)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                            $  16.58     $  20.73        $  19.52        $  21.55        $  17.11
----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                 (4.14)%      23.23%           6.81%          39.28%          20.12%
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
   Net assets, end of year (in 000s)                       $113,323     $203,437        $198,298        $275,062        $202,399
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss)
   to average net assets                                      (1.09)%      (0.70)%         (0.78)%         (0.47)%         (0.57)%
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)
   before deferral of fees by Manager                      $  (0.17)    $  (0.15)          --              --              --
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       71%             69%             59%             80%             85%
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense               1.32%        1.24%           1.20%           1.24%           1.37%
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
including interest and tax expense                             1.32%        1.24%          --              --              --
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense               1.32%        1.24%          --              --              --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Class P Shares
Selected Per-Share Data for the Year or Period Ended:                                         Fiscal Year Ended June 30,
                                                                                       ----------------------------------
                                                                                           1999T     1998T     1997(a)
Net Asset Value - Beginning of Period                                                 $    20.53   $  19.48   $   21.73
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                               (0.21)     (0.20)      (0.10)
Net realized and unrealized gain/(loss) on investments                                     (1.20)      4.22        1.13
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment
   operations                                                                              (1.41)      4.02        1.03
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions from net realized capital gains                                              (2.07)     (2.97)      (3.28)
Distributions in excess of net realized capital gains                                      (0.70)        --          --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                        (2.77)     (2.97)      (3.28)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                                                       $    16.35   $  20.53   $   19.48
----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                                              (4.39)%    22.44%       5.74%
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                     $   20,606   $ 21,548   $   6,656
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                                (1.35)%    (0.95)%     (1.03)%+
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                       $    (0.21)   $ (0.20)         --
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                       71%        69%         59%
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                            1.57%      1.49%       1.45%+
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
   including interest and tax expense                                                       1.57%      1.49%         --
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                            1.57%      1.49%         --
----------------------------------------------------------------------------------------------------------------------------------

(a)  The Small Cap Fund s Class P shares commenced operations on July 1, 1996.
*    Total return represents aggregate total return for the periods indicated.
+    Annualized.
T Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

The accompanying notes are an integral part of these financial statements.

112
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====================
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--------------------
Financial Highlights
--------------------

                                                                                               EQUITY INCOME FUND

                                                                                                Class R Shares
Selected Per-Share Data for the Year or Period Ended:                                     Fiscal Year Ended June 30,
                                                                           -----------------------------------------------------
                                                                            1999          1998      1997T     1996      1995(a)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - Beginning of Period                                     $ 18.27       $ 17.91   $ 16.09   $ 13.38    $12.00
--------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                 0.32          0.44      0.49      0.43      0.31
Net realized and unrealized gain/(loss) on investments                       2.30          2.27      3.35      2.82      1.38
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations   2.62          2.71      3.84      3.25      1.69
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                        (0.31)        (0.44)    (0.46)    (0.42)    (0.31)
Distributions from net realized capital gains                               (1.54)        (1.91)    (1.56)    (0.12)       --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         (1.85)        (2.35)    (2.02)    (0.54)    (0.31)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                                           $ 19.04       $ 18.27   $ 17.91   $ 16.09    $13.38
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                               15.06%        15.83%    26.02%    24.56%    14.26%
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                         $26,750       $40,260   $38,595   $19,312    $6,383
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                  1.71%         2.32%     2.93%     3.03%     4.06%+
--------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager           $  0.21       $  0.34   $  0.39   $  0.34    $ 0.13
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                        57%           68%       62%       90%       29%
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                             0.85%         0.86%       --        --        --
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and
   tax expense                                                               1.45%         1.38%     1.46%     1.45%     3.16%+
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                             0.85%         0.85%     0.86%     0.85%     0.84%+
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                    Class P Shares
Selected Per-Share Data for the Year or Period Ended:                                          Fiscal Year Ended June 30,
                                                                                        ----------------------------------------
                                                                                          1999      1998      1997T     1996(a)
Net Asset Value - Beginning of Period                                                  $18.25    $ 17.90    $16.09     $15.66
--------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                              0.26      0.38      0.44       0.08
Net realized and unrealized gain/(loss) on investments                                    2.31      2.27      3.35       0.35
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations                2.57      2.65      3.79       0.43
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                                     (0.27)    (0.39)    (0.42)        --
Distributions from net realized capital gains                                            (1.54)    (1.91)    (1.56)        --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                      (1.81)    (2.30)    (1.98)        --
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                                                        $ 19.01   $ 18.25    $17.90     $16.09
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                                            14.74%    15.49%    25.64%      2.75%
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                      $ 3,212   $ 2,719    $  868         $2
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                               1.46%     2.07%     2.68%      2.78%+
--------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                        $  0.15   $  0.28    $ 0.34     $ 0.06
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                     57%       68%       62%        90%
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                          1.10%     1.11%       --         --
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and
   tax expense                                                                            1.70%     1.63%     1.71%      1.70%+
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                          1.10%     1.10%     1.11%      1.10%+
--------------------------------------------------------------------------------------------------------------------------------

(a) The Equity Income Fund's Class R shares and Class P shares commenced operations on September 30, 1994, and March 12, 1996, respectively.

*   Total return represents aggregate total return for the periods indicated.

+   Annualized.

T Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

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====================
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--------------------
Financial Highlights
--------------------

                                                                                             INTERNATIONAL GROWTH FUND

                                                                                                   Class R Shares
Selected Per-Share Data for the Year or Period Ended:                                          Fiscal Year Ended June 30,
                                                                                      -----------------------------------------
                                                                                         1999     1998T       1997T     1996(a)
Net Asset Value - Beggining of Period                                                 $  18.67  $ 16.24     $ 15.31   $ 12.00
--------------------------------------------------------------------------------------------------------------------------------
Net Investment income/(loss)                                                              0.09     0.04        0.08      0.02
Net realized and unrealized gain/(loss) on investments                                    0.31     3.48        2.53      3.29
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations                0.40     3.52        2.61      3.31
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                                        --    (0.02)         --        --
Distributions in excess of net investment income                                            --    (0.00)++       --        --
Distributions from net realized capital gains                                            (0.10)   (1.07)      (1.68)       --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                      (0.10)   (1.09)      (1.68)       --
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                                                       $  18.97  $ 18.67     $ 16.24   $ 15.31
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                                             2.34%   23.27%      19.20%    27.58%
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                     $227,287  $64,820     $33,912   $18,303
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                               0.41%    0.22%       0.57%     0.26%+
--------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                       $   0.09  $ (0.04)    $ (0.02)  $ (0.07)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                    150%     127%         95%      239%
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                          1.66%    1.66%         --        --
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax
   expense                                                                                1.74%    2.13%       2.37%     2.91%+
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                          1.65%    1.65%       1.66%     1.65%+
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Class P Shares
Selected Per-Share Data for the Year or Period Ended:                                          Fiscal Year Ended June 30,
                                                                                  ----------------------------------------------
                                                                                         1999     1998T      1997T      1996(a)
Net Asset Value - Beginningof Period                                              $     18.64   $ 16.22    $  15.31  $  13.66
--------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                              0.12    (0.01)       0.05      0.00++
Net realized and unrealized gain/(loss) on investments                                    0.26     3.50        2.54      1.65
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations                0.38     3.49        2.59      1.65
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions in excess of net investment income                                            --    (0.00)++       --        --
Distributions from net realized capital gains                                            (0.10)   (1.07)      (1.68)       --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                      (0.10)   (1.07)      (1.68)       --
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                                                   $      18.92  $ 18.64    $  16.22  $  15.31
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                                             2.18%   23.03%      19.13%    12.08%
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                 $      2,352     $  5         $ 5       $ 1
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                               0.16%   (0.03)%      0.32%     0.01%+
--------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                   $       0.12  $ (0.08)   $  (0.06) $  (0.05)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                    150%     127%         95%      239%
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                          1.91%    1.91%         --        --
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax              1.99%    2.38%       2.62%     3.16%+
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                          1.90%    1.90%       1.91%     1.90%+
--------------------------------------------------------------------------------------------------------------------------------

(a) The International Growth Fund s Class R shares and Class P shares commenced operations on July 3, 1995, and March 11, 1996, respectively.
*    Total return represents aggregate total return for the periods indicated.

+    Annualized.

++   Amount represents less than $0.01 per share.

T Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

The accompanying notes are an integral part of these financial statements.

                                                            ====================
                                                            The Montgomery Funds
                                                            --------------------
                                                            Financial Highlights
                                                            --------------------

                                                                                       INTERNATIONAL SMALL CAP FUND

                                                                                              Class R Shares
Selected Per-Share Data for the Year or Period Ended:                                    Fiscal Year Ended June 30,
                                                                          -------------------------------------------------------
                                                                             1999**     1998**       1997        1996        1995
Net Asset Value - Beginningof Period                                       $ 15.14    $ 17.16     $ 14.86     $ 11.75     $ 12.02
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                  0.01      (0.01)      (0.05)       0.03        0.12
Net realized and unrealized gain/(loss) on investments                       (0.65)      0.31        2.35        3.10       (0.39)
---------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment
   operations                                                                (0.64)      0.30        2.30        3.13       (0.27)
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                            --         --          --       (0.02)      (0.00)++
Distributions in excess of net net investment income                         (0.01)     (0.13)         --          --          --
Distributions from net realized capital gains                                   --      (2.19)         --          --          --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (0.01)     (2.32)         --       (0.02)      (0.00)++
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                                            $ 14.49    $ 15.14     $ 17.16     $ 14.86     $ 11.75
---------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                                (3.82)%     4.46%      15.48%      26.68%      (2.23)%
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                          $38,054    $50,491     $53,602     $41,640     $28,516
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                   0.07%     (0.03)%     (0.34)%      0.20%       0.95%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager            $  0.01    $ (0.10)    $ (0.14)    $ (0.08)    $  0.05
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                        117%       111%         85%        177%        156%
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                              1.91%      1.92%         --        1.96%       1.91%
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest
   and tax expense                                                            2.56%      2.53%       2.60%      2.76%        2.50%
---------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                              1.90%      1.90%       1.90%      1.90%        1.90%
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Class P Shares
Selected Per-Share Data for the Year or Period Ended:                                                  Fiscal Year Ended June 30,
                                                                                                 -----------------------------------
                                                                                                    1999**      1998**      1997(a)
Net Asset Value - Beginning of Period                                                             $ 15.13    $  17.16    $  16.96
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                                        (0.02)#     (0.05)       0.00++
Net realized and unrealized gain/(loss) on investments                                              (0.69)       0.30        0.20
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment
   operations                                                                                       (0.71)       0.25        0.20
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions from net net investment income                                                           --          --          --
Distributions in excess of net net investment income                                                   --       (0.09)         --
Distributions from net realized capital gains                                                          --       (2.19)         --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                    --       (2.28)         --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                                                                   $ 14.42     $ 15.13      $17.16
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                                                       (4.03)%      4.13%       1.18%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                                     $ 3         $ 5        $ 15
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                                         (0.18)%     (0.28)%     (0.59)%+
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                                   $ (0.03)    $ (0.16)    $ (0.01)
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                               117%        111%         85%
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                                     2.16%       2.17%         --
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest
   and tax expense                                                                                   2.81%       2.78%       2.85%+
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                                     2.15%       2.15%       2.15%+
------------------------------------------------------------------------------------------------------------------------------------

(a) The International Small Cap Fund s Class P shares commenced operations on June 9, 1997.
*    Total return represents aggregate total return for the periods indicated.
+    Annualized.
++   Amount represents less than $0.01 per share.
# The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.
** Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

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====================
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--------------------
Financial Highlights
--------------------

                                                                                           GLOBAL OPPORTUNITIES FUND

                                                                                               Class R Shares
Selected Per-Share Data for the Year or Period Ended:                                     Fiscal Year Ended June 30,
                                                                           -------------------------------------------------------
                                                                             1999       1998**      1997        1996        1995
Net Asset Value - Beginning of Period                                      $ 19.19   $  19.17    $  16.96    $  13.25    $  12.92
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                 (0.12)      0.00++     (0.11)      (0.06)       0.13
Net realized and unrealized gain/(loss) on investments                        2.56       3.87        3.14        3.84        0.70
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations    2.44       3.87        3.03        3.78        0.83
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                         (0.22)        --          --       (0.07)         --
Distributions from net realized capital gains                                (2.20)     (3.85)      (0.82)         --       (0.50)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (2.42)     (3.85)      (0.82)      (0.07)      (0.50)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                                            $ 19.21   $  19.19    $  19.17    $  16.96    $  13.25
----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                                15.68%     27.12%      18.71%      28.64%       6.43%
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                          $57,146    $96,412     $32,371     $28,496     $13,677
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                  (0.61)%    (0.02)%     (0.62)%     (0.56)%      1.03%
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager            $ (0.14)    $ 0.00++   $ (0.23)    $ (0.16)    $ (0.01)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                        172%       135%        117%        164%        119%
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                              2.01%      1.96%         --        2.05%       1.91%
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and
   tax expense                                                                2.40%      2.37%       2.62%       3.10%       2.99%
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                              1.90%      1.90%       1.90%       1.90%       1.90%
----------------------------------------------------------------------------------------------------------------------------------

*   Total return represents aggregate total return for the periods indicated.
++  Amount represents less than $0.01 per share.
** Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

The accompanying notes are an integral part of these financial statements.

                                                            ====================
                                                            The Montgomery Funds
                                                            --------------------
                                                            Financial Highlights
                                                            --------------------

                                                                                       GLOBAL COMMUNICATIONS FUND

                                                                                              Class R Shares
Selected Per-Share Data for the Year or Period Ended:                                    Fiscal Year Ended June 30,
                                                                          --------------------------------------------------------

                                                                              1999      1998++      1997        1996       1995
Net Asset Value - Beginningof Period                                      $  22.88   $  19.61    $  18.05    $  15.42    $  14.20
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                  0.01      (0.17)      (0.25)      (0.20)      (0.03)
Net realized and unrealized gain/(loss) on investments                        6.35       7.19        2.72        2.83        1.28
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment
   operations                                                                 6.36       7.02        2.47        2.63        1.25
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions from net realized capital gains                                (2.51)     (3.75)      (0.91)         --          --
Distributions in excess of net realized capital gains                           --         --          --          --       (0.03)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                          (2.51)     (3.75)      (0.91)         --      (0.03)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                                           $  26.73   $  22.88    $  19.61    $  18.05    $  15.42
----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                                31.66%     45.45%      14.43%      17.06%       8.83%
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                         $354,730   $267,113    $153,955    $206,671    $209,644
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                   0.02%     (0.85)%     (1.05)%     (1.01)%     (0.10)%
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager           $   0.01   $  (0.17)   $  (0.27)   $  (0.22)   $  (0.07)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                        146%        80%         76%        104%         50%
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                              1.69%      1.93%         --        2.01%       1.91%
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
   including interest and tax expense                                         1.69%      1.93%       2.00%       2.11%       2.09%
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                              1.68%      1.90%       1.91%       1.90%       1.90%
----------------------------------------------------------------------------------------------------------------------------------

*   Total return represents aggregate total return for the periods indicated.

++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

====================
The Montgomery Funds
--------------------
Financial Highlights
--------------------

                                                                                    EMERGING MARKETS FUND

                                                                                         Class R Shares
Selected Per-Share Data for the Year or Period Ended:                               Fiscal Year Ended June 30,
                                                                    -----------------------------------------------------------
                                                                       1999        1998        1997        1996       1995T
Net Asset Value - Beginning of Period                               $    9.86   $  16.85   $    14.19    $  13.17   $  13.68
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                             0.92       0.07         0.07        0.08       0.03
Net realized and unrealized gain/(loss) on investments                  (0.54)    (6.58)         2.66        0.94       0.25#
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment
operations                                                               0.38      (6.51)        2.73        1.02       0.28
-------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                        --     (0.15)       (0.07)         --         --
Distributions from net realized capital gains                               --     (0.33)          --          --      (0.42)
Distributions in excess of net realized capital gains                       --        --           --          --      (0.37)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         --     (0.48)       (0.07)         --      (0.79)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                                     $    10.24  $   9.86   $    16.85    $  14.19   $  13.17
-------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                            3.85%    (39.20)%      19.34%       7.74%      1.40%
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                   $ 344,907   $758,911   $1,259,457    $994,378   $998,083
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets              0.01%      0.55%        0.48%       0.58%      0.23%
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager     $    0.96   $   0.07           --          --         --
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                    86%        97%          83%        110%        92%
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                         2.05%      1.65%          --          --         --
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest
and tax expense                                                          2.15%      1.65%          --          --         --
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                         1.90%      1.60%        1.67%       1.72%      1.80%
-------------------------------------------------------------------------------------------------------------------------------

                                                                                              Class P Shares
Selected Per-Share Data for the Year or Period Ended:                                    Fiscal Year Ended June 30,
                                                                           ----------------------------------------------------
                                                                               1999        1998        1997       1996(a)
Net Asset Value - Beginning of Period                                            $  9.74      $ 16.77     $ 14.19    $ 12.62
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                        0.00++       0.03        0.06       0.01
Net realizedand unrealized gain/(loss) on investments                               0.31        (6.61)       2.58       1.56
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations          0.31        (6.58)       2.64       1.57
-------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                                  --        (0.12)      (0.06)        --
Distributions from net realized capital gains                                         --        (0.33)         --         --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                   --        (0.45)      (0.06)        --
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                                                  $ 10.05      $  9.74     $ 16.77    $ 14.19
-------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                                       3.08%      (39.75)%     18.62%     12.44%
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                $   520      $   413     $   607         $2
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                        (0.24)%       0.30%       0.23%      0.33%+
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                  $  0.01      $  0.03          --         --
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                               86%          97%         83%       110%
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                    2.30%        1.90%         --         --
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest
    and tax expense                                                                 2.40%        1.90%         --         --
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                    2.15%        1.85%       1.92%      1.97%+
-------------------------------------------------------------------------------------------------------------------------------

(a) The Emerging Markets Fund's Class P shares commenced operations on March 12, 1996.
*   Total return represents aggregate total return for the periods indicated.
# The amount shown in this caption for each share outstanding throughout the peroid may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.
+   Annualized.
++  Amount represents less than $0.01 per share.
T Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

    The accompanying notes are an integral part of these financial statements.

                                                            ====================
                                                            The Montgomery Funds
                                                            --------------------
                                                            Financial Highlights
                                                            --------------------

                                                                                                  EMERGING ASIA FUND

                                                                                                    Class R Shares

Selected Per-Share Data for the Year or Period Ended:                                          Fiscal Year Ended June 30,
                                                                                          -------------------------------------
                                                                                                 1999       1998      1997(a)
Net Asset Value - Beginning of Period                                                         $  6.18     $ 18.91    $ 12.00
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                                    (0.01)       0.13      (0.01)
Net realized and unrealized gain/(loss) on investments                                           6.04      (11.74)      6.95
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations                       6.03      (11.61)      6.94
-------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                                            (0.00)++    (0.17)        --
Distributions from net realized capital gains                                                      --       (0.00)++   (0.03)
Distributions in excess of net realized capital gains                                              --       (0.95)        --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                --       (1.12)     (0.03)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                                                               $ 12.21     $  6.18    $ 18.91
-------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                                                   97.44%     (63.45)%    57.80%
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                             $63,196     $24,608    $68,095
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                                     (0.35)%      0.22%     (0.42)%+
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                               $ (0.03)    $ (0.08)   $ (0.02)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                           233%        154%        72%
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                                 2.19%       1.91%      2.20%+
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense             2.89%       2.27%      2.69%+
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                                 1.90%       1.90%      1.80%+
-------------------------------------------------------------------------------------------------------------------------------

(a) The Emerging Asia Fund's Class R shares commenced operations on September 30, 1996.
*   Total return represents aggregate total return for the periods indicated.
+   Annualized.
++  Amount represents less than $0.01 per share.

====================
The Montgomery Funds
--------------------
Financial Highlights
--------------------

                                                                                                 GLOBAL LONG-SHORT FUND

                                                                                                     Class R Shares
                                                                                                   Fiscal Year Ended

Selected Per-Share Data for the Year or Period Ended:                                          June 30,          March 31,
                                                                                             ------------  --------------------
                                                                                              1999(b)(c)    1999T    1998(a)T
Net Asset Value - Beginning of Period                                                        $  16.47     $ 12.70    $ 10.00
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                                    (0.06)      (0.05)      0.02
Net realized and unrealized gain/(loss) on investments                                           3.24        4.92       2.68
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations                       3.18        4.87       2.70
-------------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions from net realized capital gains                                                      --       (1.10)        --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                --       (1.10)        --
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                                                              $  19.65     $ 16.47    $ 12.70
-------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                                                   19.61%      39.87%     27.20%
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                            $216,300     $83,638    $16,579
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                                     (2.30)%+    (0.35)%     0.65%+
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                              $  (0.06)    $ (0.09)   $ (0.05)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                            43%        226%        84%
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                                 4.18%+      3.40%      2.78%+
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense             4.61%+      3.79%      5.19%+
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                                 2.35%+      2.35%      2.35%+
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                     Class B Shares
                                                                                                    Fiscal Year Ended

Selected Per-Share Data for the Year or Period Ended:                                        June 30,           March 31,
                                                                                           ------------  ----------------------
                                                                                            1999(b)(c)    1999T      1998(a)T
Net Asset Value - Beginning of Period                                                         $ 16.25     $ 12.64    $ 10.00
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                                    (0.15)      (0.16)      0.00++
Net realized and unrealized gain/(loss) on investments                                           3.25        4.87       2.64
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations                       3.10        4.71       2.64
-------------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions from net realized capital gains                                                      --       (1.10)        --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                --       (1.10)        --
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value - End of Period                                                               $ 19.35     $ 16.25    $ 12.64
-------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                                                   19.38%      38.88%     26.50%
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                             $18,704     $17,031    $    61
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                                     (3.07)%+    (1.10)%    (0.10)%+
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                               $ (0.16)    $ (0.28)   $ (0.00)++
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                            43%+       226%        84%
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                                 4.93%+      4.15%      3.53%+
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense             5.36%+      4.54%      5.94%+
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                                 3.10%+      3.10%      3.10%+
-------------------------------------------------------------------------------------------------------------------------------

120
    The accompanying notes are an integral part of these financial statements.

                                                            ====================
                                                            The Montgomery Funds
                                                            --------------------
                                                            Financial Highlights
                                                            --------------------

                                                                                                Class C Shares
                                                                                               Fiscal Year Ended

Selected Per-Share Data for the Year or Period Ended:                                June 30,              March 31,
                                                                                   ------------  -----------------------------
                                                                                     1999(c)         1999T           1998(a)T
Net Asset Value  Beginning of Period                                                 $15.13        $ 11.83           $10.00
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                          (0.13)         (0.15)            0.00++
Net realized and unrealized gain/(loss) on investments                                 3.01           4.55             1.83
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations             2.88           4.40             1.83
-------------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions from net realized capital gains                                            --          (1.10)              --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                      --          (1.10)              --
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value  End of Period                                                       $18.01        $ 15.13           $11.83
-------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                                         19.37%         38.81%           18.50%
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                    $7,209        $ 6,425           $  202
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                           (3.07)%+       (1.10)%          (0.10)%+
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                      $(0.15)       $ (0.26)          $(0.00)++
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                  43%           226%              84%
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                       4.93%+         4.15%            3.53%+
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense   5.36%+         4.54%            5.94%+
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                       3.10%+         3.10%            3.10%+
-------------------------------------------------------------------------------------------------------------------------------

(a) The Global Long-Short Fund commenced operations on December 31, 1997.
(b) On January 29, 1999, Class R shares were issued in exchange for Class A shares.
(c) The Fund changed its year end from March 31 to June 30.
*   Total return represents aggregate total return for the periods indicated.
+   Annualized.
++  Amount represents less than $0.01 per share.
T Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

====================
The Montgomery Funds
--------------------
Financial Highlights
--------------------

                                                                                              SELECT 50 FUND

                                                                                               Class R Shares
Selected Per-Share Data for the Year or Period Ended:                                     Fiscal Year Ended June 30,
                                                                             -------------------------------------------------
                                                                                1999T      1998T      1997T    1996(a)
Net Asset Value --  Beginning of Period                                      $  20.98   $  20.01   $  16.46   $  12.00
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                    (0.09)      0.12       0.01       0.06
Net realized and unrealized gain/(loss) on investments                           2.70       2.70       4.16       4.45
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations       2.61       2.82       4.17       4.51
-------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                            (0.24)        --      (0.10)     (0.04)
Distributions in excess of net investment income                                (0.10)        --         --         --
Distributions from net realized capital gains                                   (1.05)     (1.85)     (0.52)        --
Distributions in excess of net realized capital gains                              --         --         --      (0.01)
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                             (1.39)     (1.85)     (0.62)     (0.05)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                             $  22.20   $  20.98   $  20.01   $  16.46
-------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                                   13.89%     15.44%     26.35%     37.75%
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                            $136,792   $269,667   $172,509   $ 77,955
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                     (0.47)%     0.58%      0.04%      0.42%+
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager              $  (0.09)  $   0.12   $  (0.01)  $   0.02
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           115%       151%       158%       106%
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                 1.76%      1.81%        --         --
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
including interest and tax expense                                               1.76%      1.81%      1.92%      2.11%+
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                 1.73%      1.80%      1.82%      1.80%+
-------------------------------------------------------------------------------------------------------------------------------

                                                                                                   Class P Shares
Selected Per-Share Data for the Year or Period Ended:                                        Fiscal Year Ended June 30,
                                                                                       ---------------------------------------
                                                                                             1999T    1998T  1997(a)
Net Asset Value -- Beginning of Period                                                   $ 20.68    $ 19.98     $15.89
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                               (0.14)      0.09      (0.02)
Net realized and unrealized gain/(loss) on investments                                      2.64       2.46       4.11
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations                  2.50       2.55       4.09
-------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                                       (0.21)        --         --
Distributions in excess of net investment income                                           (0.09)        --         --
Distributions from net realized capital gains                                              (1.05)     (1.85)        --
Distributions in excess of net realized capital gains                                         --         --         --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                        (1.35)     (1.85)        --
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                                         $ 21.83    $ 20.68     $19.98
-------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                                              13.46%     14.12%     25.74%
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                        $    55      $  52        $ 9
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                                (0.72)%     0.34%     (0.21)%+
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                          $ (0.14)   $  0.09    $ (0.03)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                      115%       151%       158%
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                            2.01%      2.06%        --
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense        2.01%      2.06%      2.17%+
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                            1.98%      2.05%      2.07%+
-------------------------------------------------------------------------------------------------------------------------------

(a) The Select 50 Fund's Class R shares and Class P shares commenced operations on October 2, 1995, and December 12, 1996, respectively.
*   Total return represents aggregate total return for the periods indicated.
+   Annualized.
T Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

122
    The accompanying notes are an integral part of these financial statements.

                                                            --------------------
                                                            The Montgomery Funds
                                                            ====================
                                                            Financial Highlights
                                                            ====================

                                                                                    U.S. ASSET ALLOCATION FUND
                                                                                          Class R Shares
Selected Per-Share Data for the Year or Period Ended:                               Fiscal Year Ended June 30,
                                                                      --------------------------------------------------
                                                                       1999T      1998#     1997T      1996       1995
Net Asset Value -- Beginning of Period                              $  19.08   $  19.89  $  19.33   $  16.33   $  12.24
------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                            0.48       1.66      0.48       0.26       0.25
Net realized and unrealized gain/(loss) on investments                  1.23       0.99      2.13       3.54       4.11
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment
operations                                                              1.71       2.65      2.61       3.80       4.36
------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                   (0.93)     (0.93)    (0.39)     (0.25)     (0.17)
Dividends in excess of net investment income                              --      (0.70)       --         --         --
Distributions from net realized capital gains                          (1.68)     (1.83)    (1.66)     (0.55)     (0.10)
Distributions in excess of net realized capital gains                  (1.41)        --        --         --         --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    (4.02)     (3.46)    (2.05)     (0.80)     (0.27)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                    $  16.77   $  19.08  $  19.89   $  19.33   $  16.33
------------------------------------------------------------------------------------------------------------------------
Total Return*                                                          11.93%     14.67%    14.65%     23.92%     35.99%
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                   $ 81,133   $128,075  $127,214   $132,511   $ 60,234
------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets             2.63%      3.10%     2.55%      1.85%      3.43%
------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager     $   0.45   $   1.63  $   0.47   $   0.24   $   0.19
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   36%        84%      169%       226%        96%
------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                        0.25%      0.26%     1.43%      1.42%      1.31%
------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest
and tax expense                                                         0.46%      0.31%     1.49%      1.55%      2.07%
------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                        0.25%      0.25%     1.31%      1.30%      1.30%
------------------------------------------------------------------------------------------------------------------------

                                                                                                   Class P Shares
Selected Per-Share Data for the Year or Period Ended:                                         Fiscal Year Ended June 30,
                                                                                      ----------------------------------------
                                                                                      1999T     1998#      1997T    1996(a)
Net Asset Value -- Beginning of Period                                              $  19.11  $  19.89   $  19.33  $  17.86
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                            0.44      1.62       0.43      0.09
Net realized and unrealized gain/(loss) on investments                                  1.17      1.01       2.13      1.38
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations              1.61      2.63       2.56      1.47
-------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                                   (0.89)    (0.84)     (0.34)       --
Dividends in excess of net investment income                                              --     (0.74)        --        --
Distributions from net realized capital gains                                          (1.68)    (1.83)     (1.66)       --
Distributions in excess of net realized capital gains                                  (1.41)       --         --        --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                    (3.98)    (3.41)     (2.00)       --
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                                    $  16.74  $  19.11   $  19.89  $  19.33
-------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                                          11.15%    14.53%     14.35%     8.23%
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                   $     56  $     71   $     74  $     43
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                             2.68%     2.85%      2.30%     1.60%+
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                     $   0.41  $   1.59   $   0.42  $   0.08
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                   36%       84%       169%      226%
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                        0.50%     0.51%      1.68%     1.67%+
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest
and tax expense                                                                         0.71%     0.56%      1.74%     1.80%+
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                        0.50%     0.50%      1.56%     1.55%+
-------------------------------------------------------------------------------------------------------------------------------

(a) The U.S. Asset Allocation Fund's Class P shares commenced operations on January 3, 1996.
# The Fund converted to a fund of funds structure effective July 1, 1998. Expense ratios prior to that date do not reflect expenses borne indirectly.
*   Total return represents aggregate total return for the periods indicated.
+   Annualized.
T Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

                                                                             123
The accompanying notes are an integral part of these financial statements.

--------------------
The Montgomery Funds
====================
Financial Highlights
====================

                                                                                                 TOTAL RETURN BOND FUND

                                                                                                      Class R Shares
Selected Per-Share Data for the Year or Period Ended:                                           Fiscal Year Ended June 30,
                                                                                              -----------------------------
                                                                                                 1999               1998(a)
Net Asset Value -- Beginning of Period                                                       $       12.44        $       12.00
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                                          0.73                 0.72
Net realized and unrealized gain/(loss) on investments                                               (0.35)                0.56
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations                            0.38                 1.28
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                                                 (0.73)               (0.72)
Dividends in excess of net investment income                                                         (0.01)                  --
Distributions in excess of net realized capital gains                                                   --                (0.00)++
Distributions from net realized capital gains                                                        (0.42)               (0.12)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                                  (1.16)               (0.84)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                                             $       11.66        $       12.44
----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                                                         3.20%               10.92%
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                            $      38,476        $      77,694
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                                           5.88%                5.81%
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                              $        0.72        $        0.71
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                                158%                 390%
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                                      1.16%                1.29%
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense                  1.25%                1.34%
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                                      0.70%                0.70%
----------------------------------------------------------------------------------------------------------------------------------

(a) The Total Return Bond Fund's Class R shares commenced operations on June 30, 1997.
*   Total return represents aggregate total return for the periods indicated.
++  Amount represents less than $0.01 per share.

124
    The accompanying notes are an integral part of these financial statements.

                                                            --------------------
                                                            The Montgomery Funds
                                                            ====================
                                                            Financial Highlights
                                                            ====================


                                                                                     SHORT DURATION GOVERNMENT BOND FUND

                                                                                                 Class R Shares
Selected Per-Share Data for the Year or Period Ended:                                      Fiscal Year Ended June 30,
                                                                               ------------------------------------------------
                                                                                1999       1998     1997T      1996      1995
Net Asset Value -- Beginning of Period                                     $    10.14   $  9.99   $ 9.92    $  9.95   $  9.80
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                     0.53      0.57     0.59       0.60      0.62
Net realized and unrealized gain/(loss) on investments                          (0.05)     0.16     0.07      (0.04)     0.16
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations       0.48      0.73     0.66       0.56      0.78
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                            (0.51)    (0.56)   (0.59)     (0.59)    (0.62)
Dividends in excess of net investment income                                    (0.02)       --    (0.00)#    (0.00)#      --
Distributions from net realized capital gains                                      --     (0.02)      --         --        --
Distributions in excess of net realized capital gains                           (0.05)       --       --         --        --
Distributions from capital                                                         --        --       --         --     (0.01)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                             (0.58)    (0.58)   (0.59)     (0.59)    (0.63)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                           $    10.04    $10.14   $ 9.99    $  9.92   $  9.95
----------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                                    4.82%     7.56%    6.79%      5.74%     8.28%
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                           $ 154,365   $66,357  $47,265    $22,681   $17,093
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                      5.21%     5.83%    5.87%      5.88%     6.41%
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager            $     0.48   $  0.51   $ 0.54    $  0.52   $  0.54
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           199%      502%     451%       350%      284%
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                 1.35%     1.15%    1.55%      1.55%     1.38%
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and
tax expense                                                                      1.85%     1.73%    2.05%      2.31%     2.23%
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                 0.62%     0.28%    0.60%      0.60%     0.47%
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                    Class P Shares
Selected Per-Share Data for the Year or Period Ended:                                          Fiscal Year Ended June 30,
                                                                                         -------------------------------------
                                                                                          1999       1998     1997T   1996(a)
Net Asset Value -- Beginning of Period                                                   $10.15    $9.99      $9.92     $9.98
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                               0.41     0.61       0.59      0.16
Net realized and unrealized gain/(loss) on investments                                    (0.06)    0.12       0.06     (0.05)
-------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations                 0.35     0.73       0.65      0.11
-------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                                      (0.41)   (0.57)     (0.58)    (0.17)
Dividends in excess of net investment income                                              (0.01)      --      (0.00)#      --
Distributions from net realized capital gains                                                --       --         --        --
Distributions in excess of net realized capital gains                                     (0.05)      --         --        --
Distributions from capital                                                                   --       --         --        --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                       (0.47)   (0.57)     (0.58)    (0.17)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                                         $10.03   $10.15      $9.99     $9.92
-------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                                              4.47%    7.34%      6.69%     1.12%
-------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                        $3,887     $  3        $ 0      $  1
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                                4.96%    5.58%      5.62%     5.63%+
-------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                           $0.37    $0.55      $0.54    $ 0.14
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                     199%     502%       451%      350%
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                           1.60%    1.40%      1.80%     1.80%+
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,including interest and tax
expense                                                                                    2.10%    1.98%      2.30%     2.56%+
-------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                           0.87%    0.53%      0.85%     0.85%+
-------------------------------------------------------------------------------------------------------------------------------

(a) The Short Duration Government Bond Fund's Class P shares commenced operations on March 11, 1996.
*   Total return represents aggregate total return for the periods indicated.
+   Annualized.
#   Amount represents less than $0.01 per share.
T Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.

                                                                             125
The accompanying notes are an integral part of these financial statements.

--------------------
The Montgomery Funds
====================
Financial Highlights
====================

                                                                               CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND

                                                                                              Class R Shares
Selected Per-Share Data for the Year or Period Ended:                                   Fiscal Year Ended June 30,
                                                                              -------------------------------------------------
                                                                                1999       1998      1997      1996    1995(a)
Net Asset Value -- Beginning of Period                                        $ 12.86   $ 12.53  $ 12.23    $ 12.04   $ 11.79
--------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                     0.49      0.51     0.53       0.54      0.44
Net realized and unrealized gain/(loss) on investments                          (0.16)     0.33     0.30       0.19      0.25
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations       0.33      0.84     0.83       0.73      0.69
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                            (0.46)    (0.51)   (0.53)     (0.54)    (0.44)
Dividends in excess of net investment income                                    (0.03)       --       --         --     (0.00)++
Dividends from net realized capital gains                                       (0.03)       --       --         --        --
Dividends in excess of net realized capital gains                               (0.00)++     --       --         --        --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                             (0.52)    (0.51)   (0.53)     (0.54)    (0.44)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                              $ 12.67   $ 12.86  $ 12.53    $ 12.23   $ 12.04
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                                    2.71%     6.85%    6.91%      6.11%     6.03%
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                             $41,017   $35,667  $21,681    $13,948   $ 5,153
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                      3.93%     4.03%    4.27%      4.34%     3.71%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager               $  0.48   $  0.44  $  0.47    $  0.43   $  0.34
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           184%       42%      26%        58%       38%
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                 0.69%     0.69%    0.68%      0.61%     0.56%
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and
tax expense                                                                      1.19%     1.19%    1.18%      1.43%     1.41%
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                 0.69%     0.68%      --         --        --
--------------------------------------------------------------------------------------------------------------------------------

 (a) The California Tax-Free Intermediate Bond Fund's Class R shares commenced operations on July 1, 1993.
 *   Total return represents aggregate total return for the periods indicated.
 +   Annualized.
 ++  Amount represents less than $0.01 per share.

126
    The accompanying notes are an integral part of these financial statements.

                                                            --------------------
                                                            The Montgomery Funds
                                                            ====================
                                                            Financial Highlights
                                                            ====================


                                                                                           GOVERNMENT MONEY MARKET FUND
                                                                                                Class R Shares
Selected Per-Share Data for the Year or Period Ended:                                        Fiscal Year Ended June 3
                                                                             -------------------------------------------------------
                                                                                 1999       1998       1997       1996       1995
Net Asset Value--Beginning of Period                                         $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                    0.047      0.052      0.049      0.052      0.049
Net realized and unrealized gain/(loss) on investments                          0.000ss.   0.000ss.   0.000ss.   0.000ss.   0.000ss.
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations      0.047      0.052      0.049      0.052      0.049
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                           (0.047)    (0.052)    (0.049)    (0.052)    (0.049)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (0.047)    (0.052)    (0.049)    (0.052)    (0.049)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                               $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                                    4.81%      5.27%      5.03%      5.28%      4.97%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                            $575,387   $724,619   $473,154   $439,423   $258,956
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                      4.71%      5.15%      4.93%      5.17%      4.92%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager              $  0.047   $  0.052   $  0.049   $  0.050   $  0.047
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                            --         --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                 0.50%      0.53%        --         --       0.63%
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
including interest and tax expense                                               0.50%      0.48%      0.62%      0.74%      0.79%
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                 0.50%      0.53%      0.60%      0.60%      0.60%
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                      Class P Shares
Selected Per-Share Data for the Year or Period Ended:                                            Fiscal Year Ended June 30,
                                                                                        --------------------------------------------
                                                                                         1999         1998       1997      1996(a)
Net Asset Value--Beginning of Period                                                    $  1.00   $   1.00   $   1.00    $  1.00
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                              0.045      0.049      0.048      0.014
Net realized and unrealized gain/(loss) on investments                                    0.000ss.   0.000ss.   0.000ss.   0.000ss.
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations                0.045      0.049      0.048      0.014
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                                     (0.045)    (0.049)    (0.048)    (0.014)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                      (0.045)    (0.049)    (0.048)    (0.014)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                                          $  1.00   $   1.00   $   1.00    $  1.00
------------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                                              4.54%      5.00%      4.88%      1.38%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                       $     1         --         --    $     1
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                                4.52%      4.90%      4.68%      4.91%+
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                         $ 0.045   $  0.049   $  0.048    $ 0.013
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                      --         --         --         --
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                           0.75%      0.78%        --         --
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
including interest and tax expense                                                         0.75%     0.73%       0.87%      0.99%+
------------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                           0.75%     0.78%       0.85%      0.85%+
------------------------------------------------------------------------------------------------------------------------------------

(a) The Government Money Market (formerly Government Reserve) Fund's Class P shares commenced operations on March 11, 1996.
*   Total return represents aggregate total return for the periods indicated.
+   Annualized.
# The amount shown in this caption for each share outstanding throughout the period may not be in accord with the net realized and unrealized gain/(loss) for the period because of the timing of purchases and withdrawal of shares in relation to the fluctuating market values of the portfolio.
ss. Amount represents less than $0.001 per share.

--------------------
The Montgomery Funds
====================
Financial Highlights
====================

                                                                                                 FEDERAL TAX-FREE MONEY FUND
                                                                                                        Class R Shares
Selected Per-Share Data for the Year or Period Ended:                                             Fiscal Year Ended June 30,
                                                                                               --------------------------------
                                                                                                   1999       1998      1997(a)
Net Asset Value -- Beginning of Period                                                          $   1.00   $   1.00  $   1.00
--------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                                       0.028      0.031     0.032
Net realized and unrealized gain/(loss) on investments                                             0.000ss.   0.000ss.  0.000ss.
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations                         0.028      0.031     0.032
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                                              (0.028)    (0.031)   (0.032)
Dividends in excess of net investment income                                                      (0.000)ss.     --    (0.000)ss.
Distributions from net realized capital gains                                                         --         --        --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                               (0.028)    (0.031)   (0.032)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value -- End of Period                                                                $   1.00   $   1.00  $   1.00
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                                                       2.82%      3.12%     3.26%
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                                               $116,341   $117,283  $114,197
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                                         2.80%      3.08%     3.24%+
--------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager                                 $  0.026   $  0.031  $  0.030
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                                    0.60%      0.60%     0.33%+
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax expense                0.80%      0.81%     0.69%+
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                                    0.60%      0.60%       --
--------------------------------------------------------------------------------------------------------------------------------

(a) The Federal Tax-Free Money Fund's Class R shares commenced operations on July 15, 1996.
*   Total return represents aggregate total return for the periods indicated.
+   Annualized.
ss. Amount represents less than $0.001 per share.

128
    The accompanying notes are an integral part of these financial statements.

                                                            --------------------
                                                            The Montgomery Funds
                                                            ====================
                                                            Financial Highlights
                                                            ====================

                                                                                      CALIFORNIA TAX-FREE MONEY FUND

                                                                                              Class R Shares
Selected Per-Share Data for the Year or Period Ended:                                    Fiscal Year Ended June 30,
                                                                                -----------------------------------------------
                                                                                 1999      1998     1997      1996     1995(a)
Net Asset Value--Beginning of Period                                          $ 1.00   $  1.00   $ 1.00     $ 1.00    $ 1.00
--------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                    0.026     0.029    0.029      0.030     0.027
Net realized and unrealized gain/(loss) on investments                          0.000ss.  0.000ss. 0.000ss.   0.000ss.  0.000ss.
--------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment
operations                                                                      0.026     0.029    0.029      0.030     0.027
--------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                                           (0.026)   (0.029)  (0.029)    (0.030)   (0.027)
Distributions in excess of net investment income                                   --        --       --         --    (0.000)ss.
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (0.026)   (0.029)  (0.029)    (0.030)   (0.027)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                                $  1.00  $  1.00   $ 1.00     $ 1.00    $ 1.00
--------------------------------------------------------------------------------------------------------------------------------
Total Return*                                                                    2.59%     3.00%    2.95%      3.03%     2.68%
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s)                                             292,901  $187,216  $118,723   $98,134   $64,780
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                      2.55%     2.96%    2.91%      2.99%    3.55%+
--------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager               $ 0.021  $  0.029  $ 0.028    $ 0.028   $ 0.023
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                 0.58%     0.58%    0.58%      0.59%    0.33%+
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest
and tax expense                                                                  0.61%     0.68%    0.73%      0.80%    0.86%+
--------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                 0.58%     0.58%      --         --        --
--------------------------------------------------------------------------------------------------------------------------------

(a) The Califonia Tax-Free Money Fund's Class R shares commenced operations on September 30, 1994.
*   Total return represents aggregate total return for the periods indicated.
+   Annualized.
ss. Amount represents less than $0.001 per share.

========================
  The Montgomery Funds
------------------------
         Notes
------------------------
to Financial Statements

The Montgomery Funds and The Montgomery Funds II (individually, the "Trust" and, collectively, the "Trusts" ) are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies. As of June 30, 1999, the Trusts had 24 publicly offered series (individually, a "Fund" and, collectively, the "Funds"). The Montgomery Funds include the following: Montgomery Growth Fund, Montgomery U.S. Emerging Growth Fund, Montgomery Small Cap Fund, Montgomery Equity Income Fund, Montgomery International Growth Fund, Montgomery International Small Cap Fund, Montgomery Global Opportunities Fund, Montgomery Global Communications Fund, Montgomery Emerging Markets Fund, Montgomery Emerging Asia Fund, Montgomery Select 50 Fund, Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery Government Money Market Fund (formerly Montgomery Government Reserve
Fund), Montgomery Federal Tax-Free Money Fund and Montgomery California Tax-Free Money Fund. The Montgomery Funds II include the Montgomery Global Long-Short Fund and the Montgomery U.S. Asset Allocation Fund, among other series. The financial statements for the other Funds in The Montgomery Funds II have been presented under separate covers .

The Montgomery Funds are organized as a Massachusetts business trust and commenced operations on May 10, 1990. The Montgomery Funds II are organized as a Delaware business trust and commenced operations on September 8, 1993.

The Montgomery Global Long-Short Fund, which commenced operations on December 31, 1997, has changed its fiscal year end from March 31 to June 30 of each year. The Fund s most recent audited financial statements covered the fiscal year ended March 31, 1999. On May 21, 1999, the Montgomery Global Long-Short Fund was closed to new investors; however, existing shareholders of the Fund as of this date may continue to purchase additional shares for their accounts.

Effective July 15, 1999, the Montgomery Government Reserve Fund changed its name to the Montgomery Government Money Market Fund.


1. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

a. Portfolio Valuation
Portfolio securities, including short sales, are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale and in the case of fixed-income securities, the mean of the closing bid and ask prices.

Portfolio securities that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sale price on the respective exchanges or markets; except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. Securities traded on the over-the-counter market or on the NASDAQ national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

For the Government Money Market Fund, Federal Tax-Free Money Fund and California Tax-Free Money Fund, portfolio securities are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trusts' officers in accordance with methods authorized by the Trusts' Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b. Forward Foreign-Currency Exchange Contracts
Certain Funds may engage in forward foreign-currency exchange contracts ("forward contracts") as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain (loss) is recorded daily. Unrealized gains and losses that represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net unrealized gain (loss) from foreign-currency-related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, a Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

c. Foreign Currency
The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the date of the respective transactions.

The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign-currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain (loss) and unrealized appreciation (depreciation) from investments and securities sold short.

d. Repurchase Agreements
Each Fund may engage in repurchase agreement transactions either individually or jointly through a joint repurchase account with

                                                         -----------------------
                                                           The Montgomery Funds
                                                         =======================
                                                                   Notes
                                                         =======================
                                                         to Financial Statements

other series of the Trusts pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, a Fund takes possession of debt obligations as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligations at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event a Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period the Fund seeks to assert its rights. The Fund's Manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements, to evaluate potential risks. The Funds may also participate on an individual or joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

e. Dollar Roll Transactions
Certain Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities with a simultaneous agreement to repurchase sustantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may generate income for the Fund exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities.

f. Reverse Repurchase Agreements
Certain Funds may enter into reverse repurchase agreement transactions with member banks on the Federal Reserve Bank of New York's list of reporting dealers. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Additionally, in the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Each Fund establishes a segregated account with its custodian in which the Fund maintains cash, U.S. government securities or other high-grade liquid debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

g. Futures Contracts
Certain Funds may enter into futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the custodian on behalf of the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gain (loss) in the Statement of Operations.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

h. Equity Swaps
Certain Funds may enter into equity swap agreements in order to participate in foreign markets not currently accessible to the Fund. Pursuant to these agreements, the Fund pays a swap fee in cash which is equal to a fixed percentage of the cost for the underlying security (the "notional amount"). Additionally, the Fund will make semiannual payments to the swap counterparty equal to any capital depreciation on the underlying security, plus a floating-rate payment based on the notional amount and the six-month LIBOR rate. The swap counterparty will make semiannual payments to the Fund equal to any capital appreciation and any dividends received on the underlying security. During the terms of the agreements, changes in the underlying value of the swaps are recorded as unrealized gains or losses and are based on changes in the value of the underlying security. Amounts received from (paid to) the swap counterparty representing capital appreciation (depreciation) are recorded as realized gain (loss), whereas dividends on the underlying security are recorded when received. The Fund is exposed to credit risk in the event of non-performance by the swap counterparty; the Fund does not anticipate non-performance by the counterparty, however.

i. Short Sales/Forward Commitments
Certain Funds may enter into short sales and forward commitments. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it on the open market at some later date. A Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will typically realize a gain if the security declines in value between those dates. Dividends declared on securities sold short are recorded on the ex-dividend date. For the period ended June

-----------------------
  The Montgomery Funds
=======================
        Notes
=======================
to Financial Statements

30, 1999, the Global Long-Short Fund incurred $175,308 in short dividend expenses. A Fund engaging in short sales maintains as collateral cash or liquid debt and equity securities sufficient to fully collateralize its obligation on the short position.

j. Options
Certain Funds may enter into options contracts. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by a Fund if the option is exercised.

If a Fund writes an option and the option expires unexercised, the Fund will realize a capital gain to the extent of the amount received for the option (the "premium"). If a Fund elects to close out the option, it will recognize a gain or loss based on the difference between the cost of closing the option and the initial premium received. If a Fund purchases an option and allows the option to expire, it will realize a loss to the extent of the premium paid. If a Fund elects to close out the option, it will recognize a gain or loss equal to the difference between the cost of acquiring the option and the amount realized upon the sale of the option.

The gain or loss recognized by a Fund upon the exercise of a written call or purchased put option is adjusted for the amount of option premium. If a written put or purchased call option is exercised, a Fund's cost basis of the acquired security or currency would be the exercise price adjusted for the amount of the option premium.

The liability representing a Fund's obligation under an exchange-traded written option or investment in the purchased option is valued at the last sale price or, in absence of a sale, the mean between the closing bid and ask prices or at the most recent ask price (bid for purchased options) if no bid and ask prices are available. Over-the-counter written or purchased options are valued using dealer-supplied quotations.

When a Fund writes a covered call option, the Fund forgoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security or currency above the exercise price. When a Fund writes a put option, it accepts the risk of a decline in the market value of the underlying security or currency below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. A Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into options contracts, including the risk that an illiquid secondary market will limit a Fund's ability to close out an option contract prior to the expiration date, and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

k. Dividends and Distributions
Dividends from net investment income of the Growth Fund, U.S. Emerging Growth Fund, Small Cap Fund, International Growth/Fund, International Small Cap Fund, Global Opportunities Fund, Global Communications Fund, Emerging Markets Fund, Emerging Asia Fund, Global Long-Short Fund, Select 50 Fund and U.S. Asset Allocation Fund are declared and paid at least annually. Dividends from net investment income of the Total Return Bond Fund, Short Duration Government Bond Fund, California Tax-Free Intermediate Bond Fund, Government Money Market Fund, Federal Tax-Free Money Fund and California Tax-Free Money Fund are declared daily and paid monthly. Dividends from net investment income of the Equity Income Fund are declared and paid quarterly.

Distributions of net realized capital gains (including net short-term capital gains) earned by a Fund are distributed no less frequently than annually. Additional distributions of net investment income and capital gains for each Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income-tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund.

Permanent differences incurred during the year ended June 30, 1999, resulting from differences in book and tax accounting, that have been reclassified at year end among undistributed net investment income, accumulated net realized gain
(loss) and paid-in capital were as follows:

                                     Undistributed
                                         Net        Undistributed
                                      Investment       Capital         Paid-in
Fund                                    Income       Gain/(Loss)       Capital
--------------------------------------------------------------------------------
Growth Fund ........................ $    (1,884)   $(9,822,573)    $ 9,824,457
U.S. Emerging Growth Fund ..........   3,102,617     (1,251,702)     (1,850,915)
Small Cap Fund .....................   1,713,356     (3,148,630)      1,435,274
Equity Income Fund .................          --     (1,022,061)      1,022,061
International Growth Fund ..........  (1,222,828)       514,247         708,581
International Small Cap Fund .......      64,027       (361,998)        297,971
Global Opportunities Fund ..........   1,182,022     (2,427,867)      1,245,845
Global Communications Fund .........     912,283     (3,390,685)      2,478,402
Emerging Markets Fund ..............  (2,995,558)     2,993,392           2,166
Emerging Asia Fund .................    (431,832)       431,833              (1)
Global Long-Short Fund .............   1,234,763     (1,227,655)         (7,108)
Select 50 Fund .....................   2,391,582     (5,499,756)      3,108,174
U.S. Asset Allocation Fund .........   1,588,540     (4,504,134)      2,915,594
Total Return Bond Fund .............      (3,755)      (329,954)        333,709
Short Duration
Government Bond Fund ...............    (195,734)       (30,551)        226,285
California Tax-Free
Intermediate Bond Fund .............     (81,150)        81,151              (1)
Government Money Market Fund .......        (202)           202              --
Federal Tax-Free Money Fund ........          --            136            (136)
California Tax-Free
Money Fund .........................          (2)            (1)              3

                                                         ======================
                                                           The Montgomery Funds
                                                         ----------------------
                                                                   Notes
                                                         ----------------------
                                                         to Financial Statements

Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purposes of calculating net investment income (loss) per share in the Financial Highlights.

l. Securities Transactions and Investment Income
Securities transactions are recorded on a trade date basis (date the order to buy or sell is executed). Interest income is accrued daily and includes amortization of premium and accretion of discount on investments. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Interest income, including, where applicable, accretion/amortization of discount/premium on short-term investments, is recognized on the accrual basis. Each Fund's investment income and realized and unrealized gains and losses are allocated among its classes based on the relative net assets of each class of shares.

m. Federal Income Taxes
Each Fund has elected and qualified, and it is the intention of each Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable and tax-exempt income to shareholders sufficient to relieve each Fund of all or substantially all federal income taxes. Therefore, no federal income or excise-tax provision has been made.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based on their current interpretation of tax rules and regulations that exist in the markets in which they invest.

n. Organization Costs
Certain expenses incurred in connection with the organization of each Fund are amortized on a straight-line basis over a period of five years from the commencement of operations.

o. Cash
Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Funds issue and redeem their shares, invest in securities and distribute dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities, accretion income recognized on investment securities and amortization of organization costs.

p. Expenses
General expenses of the Trusts are allocated to the relevant Funds based on relative net assets. Operating expenses directly attributable to a Fund or a class of shares are charged to that Fund s or class s operations. Expenses of each Fund not directly attributable to the operations of any Fund or class of shares are prorated among the classes based on the relative average net assets of each Fund or class of shares.

2. MANAGEMENT FEES AND OTHER
TRANSACTIONS WITH AFFILIATES AND
OTHER CONTRACTUAL COMMITMENTS:

a. Montgomery Asset Management, LLC, is the Funds' Manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerzbank AG.

Pursuant to Investment Management Agreements (the "Agreements") between the Manager and the Trusts with respect to each Fund, the Manager provides each Fund with advice on buying and selling securities, manages the investments of each Fund including the placement of orders for portfolio transactions, furnishes each Fund with office space and certain administrative services, and provides the personnel needed by the Trusts with respect to the Manager's responsibilities under the Agreements. Under Operating Expense Agreements with each Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep each Fund's annual operating expenses, exclusive of Rule 12b-1 fees, dividend expense, interest, extraordinary expenses and taxes, at or below the following percentages of each Fund s average net assets: 1.50% for the Growth Fund; 1.75% for the U.S. Emerging Growth Fund; 1.40% for the Small Cap Fund; 0.85% for the Equity Income Fund; 1.65% for the International Growth Fund; 1.90% for the International Small Cap Fund, the Global Opportunities Fund, the Global Communications Fund, the Emerging Markets Fund and the Emerging Asia Fund; 2.35% for the Global Long-Short Fund; 1.80% for the Select 50 Fund; 1.30% for the U.S. Asset Allocation Fund (including total expenses of the underlying Funds); 0.70% for the Total Return Bond Fund and the Short Duration Government Bond Fund; 0.70% for the California Tax-Free Intermediate Bond Fund; 0.60% for the Government Money Market Fund and the Federal Tax-Free Money Fund; and 0.60% for the California Tax-Free Money Fund. Any reductions or absorptions made to a Fund by the Manager are subject to recovery within the following three years, provided a Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Operating Expense Agreements have rolling 10-year terms, extendable for one year at the end of each fiscal year.

Montgomery Asset Management, LLC, serves as the Fund's administrator (the "Administrator"). The Administrator performs

-----------------------
  The Montgomery Funds
=======================
         Notes
=======================
to Financial Statements


services with regard to various aspects of each Fund's administrative operations.

As compensation, each Fund has accrued a monthly management and administration fee (accrued daily) based on the average daily net assets of each Fund. The following effective management fee annual rates include current-year accrued fees and recoupment of prior-year deferrals, but do not include the effect of current-year fee deferrals or expense absorptions:

                                                    Management
                                                       Fee
                                                    Including
                           Contractual    Effective Effect of
                            Management   Management    Fees     Administration
Fund                           Fee          Fee      Reduced         Fee
--------------------------------------------------------------------------------
Growth Fund .................. 0.95%       0.95%      0.95%       0.07%
U.S. Emerging Growth Fund .... 1.33        1.33       1.33        0.07
Small Cap Fund ............... 1.00        1.00       1.00        0.07
Equity Income Fund ........... 0.60        0.84       0.24        0.07
International Growth Fund .... 1.10        1.20       1.12        0.07
International Small Cap Fund . 1.24        1.86       1.21        0.07
Global Opportunities Fund .... 1.25        1.60       1.21        0.07
Global Communications Fund ... 1.22        1.22       1.22        0.07
Emerging Markets Fund ........ 1.16        1.16       1.06        0.07
Emerging Asia Fund ........... 1.25        1.73       1.03        0.07
Global Long-Short Fund ....... 1.50        2.02       1.47        0.07
Select 50 Fund ............... 1.25        1.25       1.25        0.07
U.S. Asset Allocation Fund....   --          --         --          --
Total Return Bond Fund ....... 0.50        0.56       0.48        0.05
Short Duration
  Government Bond Fund ....... 0.50        0.79       0.29        0.05
California Tax-Free
  Intermediate Bond Fund ..... 0.50        0.88       0.38        0.05
Government Money Market Fund.. 0.30        0.30       0.30        0.04
Federal Tax-Free Money Fund .. 0.40        0.61       0.41        0.05
California Tax-Free
  Money Fund ................. 0.40        0.47       0.44        0.05

The Manager recouped previously deferred fees during the year ended June 30, 1999. These amounts have been included with current annual management fees in the Statement of Operations and are part of the effective management fee shown. The amounts recouped during the year ended June 30, 1999, were $86,435, $189,698, $286,566, $203,595, $157,217, $37,741, $372,043, $154,770, $265,710
and $168,617, for the Equity Income Fund, International Growth Fund, International Small Cap Fund, Global Opportunities Fund, Emerging Asia Fund, Total Return Bond Fund, Short Duration Government Bond Fund, California Tax-Free Intermediate Bond Fund, Federal Tax-Free Money Fund and California Tax-Free Money Fund, respectively.

Also included in other expense are absorbed expenses recouped from the previous year of $71,778 and $48,686 for U.S. Asset Allocation Fund and Short Duration Government Bond Fund, respectively.

For the year ended June 30, 1999, the Manager has deferred fees and/or absorbed expenses and has deferred management fees and absorbed expenses subject to recoupment as follows:

                                                       Deferred
                                                   Management Fees
                                                     and Absorbed
                                                       Expenses
                                  Fees      Expenses  Subject to
Fund                              Reduced   Absorbed  Recoupment
---------------------------------------------------------------------
Equity Income Fund ............. $217,211         --  $494,518
International Growth Fund ......  160,139         --   160,139
International Small Cap Fund ...  299,803         --   299,803
Global Opportunities Fund ......  227,394         --   227,394
Emerging Markets Fund ..........  397,685         --   397,685
Emerging Asia Fund .............  228,921         --   228,921
Global Long-Short Fund..........  188,977         --   241,012
U.S. Asset Allocation Fund .....       --   $207,593   296,049
Total Return Bond Fund .........  50,454          --    50,454
Short Duration
Government Bond Fund ...........  647,496         --   872,906
California Tax-Free
Intermediate Bond Fund .........  202,315         --   274,332
Federal Tax-Free Money Fund ....  257,501         --   257,501
California Tax-Free
Money Fund .....................  70,198          --    70,198

b. Certain officers and Trustees of the Trusts are, with respect to the Trusts' Manager and/or principal underwriter, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person will receive an annual retainer and quarterly meeting fee totaling $55,000 per annum, as well as reimbursement for expenses, for services as a Trustee of all Trusts advised by the Manager ($35,000 of which will be allocated to The Montgomery Funds and $15,000 to The Montgomery Funds II).

c. Certain Funds are parties to agreements with financial intermediaries and recordkeepers related to the Funds' participation in various purchase, marketplace and retirement programs. The Funds that participate in the programs make payments to the financial intermediaries and recordkeepers for certain services provided to shareholders who own shares of the Funds through such programs. These fees are paid to shareholder servicing and recordkeeping and are reflected in the Funds' financial statement as "servicing fees." The Manager, out of its own resources, may make additional payments to financial intermediaries and recordkeepers in connection with the Funds participation in these programs.

                                                         -----------------------
                                                           The Montgomery Funds
                                                         =======================
                                                                   Notes
                                                         =======================
                                                         to Financial Statements

3. SHARE MARKETING PLAN:

Class P shares of each Fund, and Class B and Class C shares of Global Long Short Fund, have adopted a Share Marketing Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act (the "Rule"). Pursuant to that Rule, the Trusts Board of Trustees has approved, and each Fund has entered into, the Plan with Funds Distributor, Inc., the Funds distributor (the "Distributor"), as the distribution coordinator for the Class P, Class B and Class C shares. Under the Plan, each Fund will pay distribution fees to the Distributor at an annual rate of up to 0.25% of the Fund's aggregate average daily net assets attributable to its Class P shares, and up to 0.75% of the Fund's aggregate average daily net assets attributable to its Class B and Class C shares, to reimburse the Distributor for its distribution costs with respect to that class (the "Class").

The Plan provides that the Distributor may use the distribution fees received from the Class to pay for the distribution expenses of that Class, including, but not limited to, (i) incentive compensation paid to the directors, officers and employees of, agents for and consultants to the Manager or any other broker-dealer or financial institution that engages in the distribution of that Class; and (ii) compensation to broker-dealers, financial institutions or other persons for providing distribution assistance with respect to that Class. Distribution fees may also be used for (i) marketing and promotional activities, including, but not limited to, direct-mail promotions and television, radio, newspaper, magazine and other mass media advertising for that Class; (ii) costs of printing and distributing prospectuses, statements of additional information and reports of the Funds to prospective investors in that Class; (iii) costs involved in preparing, printing and distributing sales literature pertaining to the Funds and that Class; and (iv) costs involved in obtaining whatever information, analysis and reports with respect to marketing and promotional activities that the Funds may, from time to time, deem advisable with respect to the distribution of that Class. Distribution fees are accrued daily, paid monthly and charged as expenses of the Class P, Class B and Class C shares, as accrued.

4. SECURITIES TRANSACTIONS:

a. The aggregate amount of purchases and sales of long-term securities, excluding long-term U.S. government securities, during the year ended June 30, 1999, were:

Fund                                   Purchases             Sales
--------------------------------------------------------------------------------
Growth Fund......................    $326,567,872         $939,991,228
U.S. Emerging Growth Fund........     253,108,705          286,383,431
Small Cap Fund...................     107,235,563          185,522,503
Equity Income Fund...............      19,830,078           37,668,239
International Growth Fund........     422,617,819          259,162,943
International Small Cap Fund.....      49,228,509           55,407,437
Global Opportunities Fund........      98,013,382           59,073,216
Global Communications Fund.......     392,345,658          416,642,893
Emerging Markets Fund............     348,481,982          722,465,995
Emerging Asia Fund...............      82,698,284           69,997,959
Global Long-Short Fund...........     221,526,844           93,846,853
Select 50 Fund...................     186,427,205          312,664,665
U.S. Asset Allocation Fund.......      34,940,929           82,638,720
Total Return Bond Fund...........      72,359,047          109,247,461
Short Duration
Government Bond Fund.............     189,522,888          143,242,800
California Tax-Free
Intermediate Bond Fund...........      74,923,560           70,693,261

The aggregate amount of purchases and sales of long-term U.S. government securities, during the year ended June 30, 1999, were:

Fund                                  Purchases              Sales
--------------------------------------------------------------------------------
Total Return Bond Fund...........    $ 38,419,134         $ 46,382,059
Short Duration
  Government Bond Fund ..........     167,745,188          133,771,236

b. At June 30, 1999, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value were as follows:

                                                      Tax Basis            Tax Basis          Net Tax Basis            Cost for
                                                      Unrealized           Unrealized    Unrealized Appreciation      Federal Tax
Fund                                                Appreciation          Depreciation        (Depreciation)            Purposes
------------------------------------------------------------------------------------------------------------------------------------

Growth Fund.................................       $ 168,817,106         $  17,513,123         $ 151,303,983          $ 527,737,071
U.S. Emerging Growth Fund...................         116,326,931             6,821,178           109,505,753            275,704,663
Small Cap Fund..............................          42,674,997             1,822,830            40,852,167             97,603,880
Equity Income Fund..........................           5,980,845               211,594             5,769,251             24,504,924
International Growth Fund...................          15,140,891             7,606,358             7,534,533            221,334,613
International Small Cap Fund................           5,669,180             3,523,505             2,145,675             35,290,545
Global Opportunities Fund...................           9,672,094             1,384,730             8,287,364             49,290,216
Global Communications Fund..................          83,493,958             8,014,257            75,479,701            276,742,221
Emerging Markets Fund.......................          59,001,320            25,328,226            33,673,094            293,465,066
Emerging Asia Fund..........................          14,134,697             3,325,970            10,808,727             52,981,889
Global Long-Short Fund......................          55,013,496            17,591,002            37,422,494            261,636,962
Select 50 Fund..............................          26,548,249             2,424,273            24,123,976            106,999,755
U.S. Asset Allocation Fund..................           2,959,790             1,555,641             1,404,149             79,795,112
Total Return Bond Fund......................             259,643               869,356              (609,713)            45,897,311
Short Duration Government Bond Fund.........             145,154               888,211              (743,057)           181,130,003
California Tax-Free Intermediate Bond Fund..             571,141               360,592               210,549             40,343,421

=======================
 The Montgomery Funds
-----------------------
        Notes
-----------------------
to Financial Statements

c. Information regarding transactions under dollar roll transactions was as follows:

                                                                                                        Average
                                          Maximum                     Average           Average           Debt
                                          Amount        Amount         Amount            Shares         per Share
                                        Outstanding   Outstanding    Outstanding       Outstanding     Outstanding        Fee
                                          During         as of         During            During          During          Income
Fund                                    the Period      6/30/99      the Period        the Period      the Period        Earned
-----------------------------------------------------------------------------------------------------------------------------------

Total Return Bond Fund ............    $14,423,590    $ 6,588,906     $ 9,243,058       4,773,038          $1.94       $ 87,616
Short Duration Government Bond Fund     14,782,500     14,055,000      10,504,862      10,956,352           0.96        106,458

The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the year ended June 30, 1999.

d. Information regarding reverse repurchase agreements was as follows:

                                                                                         Average
                                          Maximum        Average        Average          Debt Per
                                          Amount          Amount         Shares           Shares
                                        Outstanding    Outstanding     Outstanding      Outstanding     Average
                                          During          During         During           During        Interest        Interest
Fund                                    the Period      the Period     the Period       the Period        Rate           Expense
------------------------------------------------------------------------------------------------------------------------------------

Total Return Bond Fund                $ 18,024,188    $ 4,534,948     $ 4,773,038         $0.95            4.77%         $279,451
Short Duration Government Bond Fund ...111,971,250     31,680,772      10,956,352          2.89            4.97           945,297

The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the year ended June 30, 1999. There were no reverse repurchase agreements outstanding at June 30, 1999.

e. The schedule of forward foreign-currency exchange contracts at June 30, 1999, was as follows:

                                                                                         Net Unrealized
     Foreign-Currency                                                                     Appreciation
        Amount                             Settlement Date    In Exchange for (US$)      (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------

International Growth Fund:
Forward Foreign-Currency Exchange Contracts to Receive
     55,310,497   Japanese Yen                07/01/99            $   457,603              $    680
        282,369   British Pound               07/02/99                445,426                (2,693)
        366,170   European Union Euro         07/02/99                378,088                (3,901)
        242,962   European Union Euro         07/15/99                251,154                (2,303)
      2,972,303   European Union Euro         07/30/99              3,076,027                (7,411)
                                                                  -----------              --------
                  Total                                           $ 4,608,298              $(15,628)
                                                                  ===========              ========

Forward Foreign-Currency Exchange Contracts to Deliver
        5,474,922 Swedish Krona               07/01/99            $   646,565              $     99
    1,910,000,000 Japanese Yen                12/17/99             16,143,895               (82,797)
                                                                  -----------              --------
                  Total                                           $16,790,460              $(82,698)
                                                                  ===========              ========
                  Net Unrealized Depreciation                                              $(98,326)
                                                                                           ========

                                                                                        =======================
                                                                                           The Montgomery Funds
                                                                                         -----------------------
                                                                                                    Notes
                                                                                         -----------------------
                                                                                         to Financial Statements

                                                                                                   Net Unrealized
     Foreign-Currency                                                                               Appreciation
        Amount                             Settlement Date          In Exchange for (US$)          (Depreciation)
-----------------------------------------------------------------------------------------------------------------------
International Small Cap Fund:
Forward Foreign-Currency Exchange Contracts to Deliver
        153,711   British Pound               07/01/99                  $   244,032                  $   1,558
         73,525   European Union Euro         07/01/99                       76,194                        276
        100,305   Singapore Dollar            07/01/99                       58,899                        (22)
      3,444,644   Japanese Yen                07/01/99                       28,456                        (42)
        277,169   Singapore Dollar            07/02/99                      162,429                       (386)
      4,450,721   Japanese Yen                07/02/99                       36,604                       (218)
        218,163   European Union Euro         07/30/99                      227,224                      1,960
     84,000,000   Japanese Yen                12/17/99                      708,354                     (5,282)
                                                                        -----------                  ---------
                  Total                                                 $ 1,542,192                  $  (2,156)
                                                                        ===========                  =========
                  Net Unrealized Depreciation                                                        $  (2,156)
                                                                                                     =========

Global Opportunities Fund:
Forward Foreign-Currency Exchange Contracts to Receive
     14,255,283   Japanese Yen                07/01/99                  $   117,939                  $     175
        114,428   European Union Euro         07/02/99                      118,152                     (1,219)
         55,171   British Pound               07/02/99                       87,029                       (526)
                                                                        -----------                  ---------
                  Total                                                 $   323,120                  $  (1,570)
                                                                        ===========                  =========

Forward Foreign-Currency Exchange Contracts to Deliver
      1,009,362   Swedish Krona               07/01/99                  $   119,201                  $      18
      4,975,597   Japanese Yen                07/01/99                       41,104                        (61)
        760,629   Swedish Krona               07/02/99                       90,069                        255
      6,878,387   Japanese Yen                07/02/99                       56,570                       (336)
    246,000,000   Japanese Yen                12/17/99                    2,080,604                     (9,327)
                                                                        -----------                  ---------
                  Total                                                 $ 2,387,548                  $  (9,451)
                                                                        ===========                  =========
                  Net Unrealized Depreciation                                                        $ (11,021)
                                                                                                     =========

Global Communications Fund:
Forward Foreign-Currency Exchange Contracts to Receive
        250,346   Swedish Krona               07/01/99                  $    29,560                  $      (5)
      8,244,988   Swedish Krona               07/02/99                      973,549                     (2,767)
                                                                        -----------                  ---------
                  Total                                                 $ 1,003,109                  $  (2,772)
                                                                        ===========                  =========

Forward Foreign-Currency Exchange Contracts to Deliver
     10,291,208   Swedish Krona               07/01/99                  $ 1,215,349                  $     187
     19,902,388   Japanese Yen                07/01/99                      164,415                       (245)
      6,151,573   Swedish Krona               07/02/99                      728,418                      2,054
     27,513,547   Japanese Yen                07/02/99                      226,281                     (1,348)
  1,211,000,000   Japanese Yen                12/17/99                   10,234,918                    (53,314)
                                                                        -----------                  ---------
                  Total                                                 $12,569,381                  $ (52,666)
                                                                        ===========                  =========
                  Net Unrealized Depreciation                                                        $ (55,438)
                                                                                                     =========

=======================
 The Montgomery Funds
-----------------------
        Notes
-----------------------
to Financial Statements

                                                                                                   Net Unrealized
     Foreign-Currency                                                                               Appreciation
        Amount                             Settlement Date          In Exchange for (US$)          (Depreciation)
-----------------------------------------------------------------------------------------------------------------------
Emerging Markets Fund:
Forward Foreign-Currency Exchange Contracts to Receive
      15,705,741   Mexican Peso               07/02/99                   $  1,659,262                 $  (7,483)
       8,086,280   Hong Kong Dollar           07/02/99                      1,042,517                       242
       5,513,777   Hong Kong Dollar           07/06/99                        710,767                       169
                                                                         ------------                 ---------
                   Total                                                 $  3,412,546                 $  (7,072)
                                                                         ============                 =========

Forward Foreign-Currency Exchange Contracts to Deliver
        220,938    European Union Euro        07/01/99                   $    228,128                 $ (10,794)
    439,628,539    Indonesian Rupiah          07/02/99                         63,484                    (3,045)
                                                                         ------------                 ---------
                   Total                                                 $    291,612                 $ (13,839)
                                                                         ============                 =========
                   Net Unrealized Depreciation                                                        $ (20,911)
                                                                                                      =========
Emerging Asia Fund:
Forward Foreign-Currency Exchange Contracts to Receive
      1,359,694    Hong Kong Dollar           07/06/99                   $    175,233                 $     42
                                                                         ------------                 ---------
                   Total                                                 $    175,233                 $     42
                                                                         ============                 =========

Forward Foreign-Currency Exchange Contracts to Deliver
        863,633    Singapore Dollar           07/01/99                   $    507,780                 $   (462)
     16,886,958    Thai Baht                  07/02/99                        458,573                     (746)
      3,311,534    Hong Kong Dollar           07/02/99                        426,882                      (44)
      5,950,194    Hong Kong Dollar           07/06/99                        767,025                     (183)
     12,879,869    Thai Baht                  07/06/99                        349,996                     (693)
                                                                         ------------                 ---------
                   Total                                                 $  2,510,256                 $ (2,128)
                                                                         ============                 =========
                   Net Unrealized Depreciation                                                        $ (2,086)
                                                                                                      =========

Global Long-Short Fund:
Forward Foreign-Currency Exchange Contracts to Receive
      1,045,604    Singapore Dollar           06/07/99                   $    614,212                 $  8,064
     14,833,700    Indian Rupee               07/01/99                        341,751                     (651)
      1,336,007    Singapore Dollar           07/01/99                        784,801                     (715)
    105,446,400    Korean Won                 07/01/99                         91,098                     (118)
      6,836,868    Hong Kong Dollar           07/02/99                        881,233                     (204)
        244,015    European Union Euro        07/30/99                        252,530                     (342)
                                                                         ------------                 ---------
                   Total                                                 $  2,965,625                 $  6,034
                                                                         ============                 =========

Forward Foreign-Currency Exchange Contracts to Deliver
      1,815,759    South African Rand         07/01/99                   $    300,896                 $ (1,168)
        482,289    Mexican Peso               07/01/99                         54,182                     (224)
      1,154,638    Mexican Peso               07/02/99                        122,543                     (550)
                                                                         ------------                 ---------
                   Total                                                 $    477,621                 $ (1,942)
                                                                         ============                 =========
                   Net Unrealized Appreciation                                                        $  4,092
                                                                                                      =========

                                                         =======================
                                                           The Montgomery Funds
                                                         -----------------------
                                                                   Notes
                                                         -----------------------
                                                         to Financial Statements

                                                                                                   Net Unrealized
     Foreign-Currency                                                                               Appreciation
        Amount                             Settlement Date          In Exchange for (US$)          (Depreciation)
----------------------------------------------------------------------------------------------------------------------
Select 50 Fund:
Forward Foreign-Currency Exchange Contracts to Deliver
      1,118,396  Singapore Dollar             07/01/99                   $  656,972                   $ (1,021)
                                                                         ----------                   --------
                 Net Unrealized Depreciation                                                          $ (1,021)
                                                                                                      ========
f. At June 30, 1999, the Global Long-Short Fund had the following written options contracts open:

                                                                 Number of     Expiration
Fund                                                             Contracts        Date        Strike Price      Value      Premiums
------------------------------------------------------------------------------------------------------------------------------------
Call Options Written:
Circuit City Stores-Circuit City Group (Computer/Video Chains)      154          7/17/99         $80.00        $227,150    $131,401
g. Written option activity for the Global Long-Short Fund for the year ended June 30, 1999, was as follows:

Written Options                                              Premiums         Number of Contracts
------------------------------------------------------------------------------------------------------------------------------------
Options outstanding, at March 31, 1999 ...............      $  25,273                 55
Options written ......................................        138,090                174
Options closed .......................................        (31,962)               (75)
                                                            ---------                ---
Written options outstanding at June 30, 1999 .........      $ 131,401                154
                                                            =========                ===
h. The Global Long-Short Fund has the ability to enter into equity swap agreements with Robert Fleming & Co. Limited, London, with respect to the holdings of foreign equity securities. Each swap is for a period of three years. At June 30, 1999, the Fund had the following open equity swap agreements:


                                                                                                                 Unrealized
Underlying Security                 Notional Amount   Swap Fee Rate   Floating Rate   Termination Date   Appreciation/(Depreciation)

------------------------------------------------------------------------------------------------------------------------------------
Associated Cement Companies Ltd.        $266,179          1.50%       LIBOR + 0.50%        5/17/00                 $(33,130)
Associated Cement Companies Ltd.          31,408          1.50%       LIBOR + 0.50%        5/22/00                   (1,783)
Associated Cement Companies Ltd.         374,631          1.50%       LIBOR + 0.50%        5/24/00                  (32,167)
Bajaj Auto Ltd.                           93,058          1.50%       LIBOR + 0.50%        5/12/00                   (8,818)
Bajaj Auto Ltd.                           90,491          1.50%       LIBOR + 0.50%        5/26/00                   (6,252)
Britannia Gold NL                         49,899          1.50%       LIBOR + 0.50%        4/14/00                   (6,474)
DBS Malaysia Growth Fund                 275,254          1.50%       LIBOR + 0.50%        5/18/00                   88,661
Glaxo India Ltd.                         230,201          1.50%       LIBOR + 0.50%         5/3/00                   19,970
ITC Ltd.                                 234,099          1.50%       LIBOR + 0.50%         3/3/00                    5,965
ITC Ltd.                                 422,741          1.50%       LIBOR + 0.50%        5/22/00                  (10,840)
Overseas-Chinese Banking
Corporation Ltd.                         550,598          1.50%       LIBOR + 0.50%        5/18/00                   53,380
Ranbaxy Laboratories Ltd., GDR           462,657          1.50%       LIBOR + 0.50%        3/24/00                   (9,957)
Ranbaxy Laboratories Ltd., GDR           332,675          1.50%       LIBOR + 0.50%        6/19/00                   23,448
Reliance Industries Ltd., GDR            353,055          1.50%       LIBOR + 0.50%        3/24/00                   (7,479)
Reliance Industries Ltd., GDR            282,874          1.50%       LIBOR + 0.50%        5/22/00                  (17,674)
Reliance Industries Ltd., GDR            101,465          1.50%       LIBOR + 0.50%        5/26/00                      535
Satyam Computer Services Ltd.             93,223          1.50%       LIBOR + 0.50%        4/19/00                  (10,592)
                                                                                                                   --------
                                                                                                                   $ 46,793
                                                                                                                   ========

i. Under an agreement with Chase Manhattan Bank, each Fund has the ability to lend securities to approved brokers, dealers and other financial institutions. Loans of portfolio securities are collateralized by cash. The cash collateral received is invested in short-term securities at the discretion of the Custodian. A portion of the income generated by the investments of the collateral, net of any rebates paid by Chase to borrowers, is remitted to Chase, as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk in the event that investment collateral is not sufficient to meet obligations due on the loans.

========================
  The Montgomery Funds
------------------------
         Notes
------------------------
to Financial Statements

At June 30, 1999, the Funds had outstanding loans of securities to certain brokers, dealers or other financial institutions for which each Fund has received and segregated cash equivalent to 102% of the market value loans of domestic securities and 105% for loans of international securities as collateral with the Funds' Custodian. At June 30, 1999, the following Funds had securities on loan:


                              Market Value of    Market Value                                      Market Value of     Market Value
Fund                         Loaned Securities   of Collateral    Fund                            Loaned Securities    of Collateral
------------------------------------------------------------------------------------------------------------------------------------
Growth Fund ...............    $15,376,328        $15,683,855     International Small Cap Fund ..     $1,537,974         $1,614,873
U.S. Emerging Growth Fund .      7,211,364          7,355,591     Global Opportunities Fund .....      3,412,178          3,582,787
Small Cap Fund ............     11,832,750         12,069,405     Global Communications Fund ....        451,318            473,884
Equity Income Fund ........        349,685            356,679
International Growth Fund .     16,056,528         16,859,354     Income earned from securities lending transactions is included in securities lending income on the Statements of Operations.

j. Under an unsecured Revolving Credit Agreement with Deutsche Bank, New York, each of the Funds of The Montgomery Funds and The Montgomery Funds II, except the Global Long-Short Fund, may, for one year starting August 13, 1998, borrow (consistent with applicable law and its investment policies) up to one-third of its net asset value (or such lower limit applicable to such Fund), provided that the aggregate funds borrowed do not exceed $175,000,000. The Funds pay their pro rata shares of the quarterly commitment fee of 0.08% per annum of the unutilized credit line balance. For the year ended June 30, 1999, borrowings by the Funds under the agreement were as follows:

                                Amount Outstanding  Average Amount      Maximum         Average                        Average Debt
Fund                                at 6/30/99       Outstanding    Debt Outstanding  Interest Rate   Average Shares     per Share
-----------------------------------------------------------------------------------------------------------------------------------
Growth Fund ...................     $        --      $11,216,495       $66,600,000         5.30%        42,955,070       $   0.26
International Growth Fund .....              --        2,435,294         9,300,000         4.46          7,728,396           0.32
International Small Cap Fund ..         400,000          514,815         2,300,000         5.29          2,980,868           0.17
Global Opportunities Fund .....              --        6,031,579        37,000,000         5.90          3,998,886           1.51
Emerging Markets Fund .........       7,500,000        9,040,095        34,900,000         5.31         55,182,403           0.16
Emerging Asia Fund ............              --        2,214,035         6,600,000         5.24          4,577,734           0.48
Select 50 Fund ................              --        1,657,798         6,600,000         5.31          9,506,214           0.17

Under a Credit Agreement dated August 28, 1998, as amended, the Global Long-Short Fund may borrow cash of up to one-third of its total net asset value from Bank of America NT&SA. This Fund makes quarterly payments of a 0.12% annual commitment fee of the unutilized credit line balance. For the three-month period ended June 30, 1999, the Global Long-Short Fund incurred $352,367 of interest expense.

For the three-month period ended June 30, 1999, borrowings by the Global Long-Short Fund under the Credit Agreement were as follows:

                         Amount Outstanding    Average Amount       Maximum           Average                         Average Debt
                             at 6/30/99         Outstanding     Debt Outstanding   Interest Rate     Average Shares    per Share
-----------------------------------------------------------------------------------------------------------------------------------
Global Long Short Fund      $40,000,000          $5,382,955       $40,000,000          5.49%           8,041,946         $0.67

5. FOREIGN SECURITIES:

Certain Funds may purchase securities on foreign security exchanges. Securities of foreign companies and foreign governments involve risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include, among others, revaluation of currencies, less-reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

6. TRANSACTIONS IN SHARES OF A BENEFICIAL INTEREST:

The Trusts have authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Because the Government Money Market Fund, the California Tax-Free Money Fund and the Federal Tax-Free Money Fund are money market funds, and money market funds sell shares, issue shares for reinvestment of dividends and redeem shares normally at a constant net asset value of $1 per share, the numbers of shares represented by such sales, reinvestments and redemptions are the same as the dollar amounts shown for such transactions.

                                                      =======================
                                                        The Montgomery Funds
                                                      -----------------------
                                                              Notes
                                                      -----------------------
                                                      to Financial Statements


TRANSACTIONS IN SHARES OF A BENEFICIAL INTEREST

                                                                                         GROWTH FUND

                                                                 Year Ended 6/30/99                       Year Ended 6/30/98
R Shares:                                                     Shares           Dollars                Shares            Dollars
----------------------------------------------------------------------------------------------------------------------------------
Sold                                                        18,104,217     $   390,073,046          16,507,063     $   403,921,271
Issued as reinvestment of dividends                          3,934,494          77,989,817           7,601,712         163,436,074
Redeemed                                                   (52,908,132)     (1,124,668,296)        (15,029,335)       (359,116,329)
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                    (30,869,421)    $  (656,605,433)          9,079,440     $   208,241,016
----------------------------------------------------------------------------------------------------------------------------------

P Shares:
----------------------------------------------------------------------------------------------------------------------------------
Sold                                                             4,069     $        92,919               3,130     $        75,468
Issued as reinvestment of dividends                                654              13,054                 949              20,488
Redeemed                                                        (4,132)            (87,473)             (4,943)           (123,213)
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                            591     $        18,500                (864)    $       (27,257)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  U.S. EMERGING GROWTH FUND

                                                                 Year Ended 6/30/99                       Year Ended 6/30/98
R Shares:                                                     Shares           Dollars                Shares            Dollars
----------------------------------------------------------------------------------------------------------------------------------
Sold                                                         9,492,873     $   128,296,684           2,587,843     $    57,987,143
Issued in exchange for shares of Montgomery Small Cap
  Opportunities Fund (note 8)                                3,376,958          60,368,327                  --                  --
Issued as reinvestment of dividends                          1,089,727          23,479,369             966,775          19,005,916
Redeemed                                                   (12,553,360)       (190,115,591)         (2,378,282)        (53,191,782)
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                      1,406,198     $    22,028,789           1,176,336     $    23,801,277
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        SMALL CAP FUND

                                                                 Year Ended 6/30/99                       Year Ended 6/30/98
R Shares:                                                     Shares           Dollars                Shares            Dollars
-----------------------------------------------------------------------------------------------------------------------------------
Sold                                                         1,500,979     $    23,905,212             697,973     $    14,438,171
Issued as reinvestment of dividends                          1,429,493          19,813,868           1,320,879          24,450,884
Redeemed                                                    (5,909,461)        (90,955,913)         (2,362,125)        (49,694,104)
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                     (2,978,989)    $   (47,236,833)           (343,273)    $   (10,805,049)
----------------------------------------------------------------------------------------------------------------------------------

P Shares:
----------------------------------------------------------------------------------------------------------------------------------
Sold                                                           436,333     $     7,082,536             943,236     $    20,198,104
Issued as reinvestment of dividends                            218,219           2,980,874             154,148           2,828,622
Redeemed                                                      (443,741)         (6,860,622)           (389,596)         (8,082,502)
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                        210,811     $     3,202,788             707,788     $    14,944,224
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      EQUITY INCOME FUND

                                                                 Year Ended 6/30/99                       Year Ended 6/30/98
R Shares:                                                     Shares           Dollars                Shares            Dollars
-----------------------------------------------------------------------------------------------------------------------------------
Sold                                                           857,982     $    18,361,775           1,554,094     $    28,652,451
Issued as reinvestment of dividends                            190,128           3,407,582             265,748           4,707,487
Redeemed                                                    (1,845,907)        (35,994,823)         (1,772,223)        (33,012,153)
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                       (797,797)    $   (14,225,466)             47,619     $       347,785
----------------------------------------------------------------------------------------------------------------------------------

P Shares:
----------------------------------------------------------------------------------------------------------------------------------
Sold                                                            60,646     $     1,085,025             101,466     $     1,859,907
Issued as reinvestment of dividends                             16,390             294,403              10,850             195,396
Redeemed                                                       (57,061)         (1,029,003)            (11,769)           (219,667)
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                         19,975     $       350,425             100,547     $     1,835,636
----------------------------------------------------------------------------------------------------------------------------------

=======================
  The Montgomery Funds
-----------------------
         Notes
-----------------------
to Financial Statements

TRANSACTIONS IN SHARES OF A BENEFICIAL INTEREST

                                                                                 EMERGING MARKETS FUND
                                                             Year Ended 6/30/99                          Year Ended 6/30/98
R Shares:                                                Shares              Dollars                 Shares              Dollars
-----------------------------------------------------------------------------------------------------------------------------------
Sold                                                   63,953,630         $ 537,114,591            64,252,253         $ 870,111,228
Issued as reinvestment of dividends                            --                    --             2,665,847            33,243,134
Redeemed                                             (107,275,950)         (908,071,587)          (64,669,860)         (861,322,948)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                               (43,322,320)        $(370,956,996)            2,248,240         $  42,031,414
-----------------------------------------------------------------------------------------------------------------------------------

P Shares:
-----------------------------------------------------------------------------------------------------------------------------------
Sold                                                       24,153         $     211,598                27,137         $     398,184
Issued as reinvestment of dividends                            --                    --                 1,597                19,750
Redeemed                                                  (14,780)             (129,243)              (22,590)             (312,707)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                     9,373         $      82,355                 6,144         $     105,227
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               GLOBAL OPPORTUNITIES FUND
                                                             Year Ended 6/30/99                          Year Ended 6/30/98
R Shares:                                                Shares              Dollars                 Shares              Dollars
-----------------------------------------------------------------------------------------------------------------------------------
Sold                                                    4,863,038         $  83,285,653             6,526,549         $ 115,648,814
Issued as reinvestment of dividends                       387,823             5,976,349               328,896             4,693,347
Redeemed                                               (7,299,062)         (127,006,826)           (3,521,069)          (64,528,940)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                (2,048,201)        $ (37,744,824)            3,334,376         $  55,813,221
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          SHORT DURATION GOVERNMENT BOND FUND
                                                             Year Ended 6/30/99                          Year Ended 6/30/98
R Shares:                                                Shares              Dollars                 Shares              Dollars
-----------------------------------------------------------------------------------------------------------------------------------
Sold                                                   21,806,908         $ 222,105,673            11,317,233         $ 114,184,061
Issued as reinvestment of dividends                       564,567             5,733,568               251,170             2,538,235
Redeemed                                              (13,542,909)         (137,742,612)           (9,757,162)          (98,380,450)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                 8,828,566         $  90,096,629             1,811,241         $  18,341,846
-----------------------------------------------------------------------------------------------------------------------------------

P Shares:
-----------------------------------------------------------------------------------------------------------------------------------
Sold                                                      460,384         $   4,668,471                   296         $       2,999
Issued as reinvestment of dividends                         8,030                81,193                    --                     5
Redeemed                                                  (81,036)             (811,602)                  (21)                 (214)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                   387,378         $   3,938,062                   275         $       2,790
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 TOTAL RETURN BOND FUND
                                                             Year Ended 6/30/99                          Year Ended 6/30/98
R Shares:                                                Shares              Dollars                 Shares              Dollars
-----------------------------------------------------------------------------------------------------------------------------------
Sold                                                    2,212,229         $  27,532,949             9,144,322         $ 110,211,352
Issued as reinvestment of dividends                       295,215             3,526,016               416,875             5,131,390
Redeemed                                               (5,455,138)          (67,406,459)           (3,314,312)          (40,866,893)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                (2,947,694)        $ (36,347,494)            6,246,885         $  74,475,849
-----------------------------------------------------------------------------------------------------------------------------------

                                 INTERNATIONAL GROWTH FUND
              Year Ended 6/30/99                          Year Ended 6/30/98
          Shares             Dollars                  Shares              Dollars
-----------------------------------------------------------------------------------------
        21,750,207       $   400,464,468             4,351,572       $    75,095,191
            51,019               905,589                95,761             1,401,682
       (13,289,899)         (242,379,952)           (3,062,252)          (51,540,762)
-----------------------------------------------------------------------------------------
         8,511,327       $   158,990,105             1,385,081       $    24,956,111
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
           137,543       $     2,367,177                   121       $         2,000
                --                 4,968                    --                    --
           (13,504)             (244,213)                 (184)               (3,025)
-----------------------------------------------------------------------------------------
           124,039       $     2,127,932                   (63)      $        (1,025)
-----------------------------------------------------------------------------------------
                               INTERNATIONAL SMALL CAP FUND
              Year Ended 6/30/99                          Year Ended 6/30/98
          Shares             Dollars                  Shares              Dollars
-----------------------------------------------------------------------------------------
         3,953,549       $    55,726,426             2,996,436       $    44,417,251
             2,195                29,217               478,710             6,026,955
        (4,665,338)          (65,896,240)           (3,262,988)          (48,676,575)
-----------------------------------------------------------------------------------------
          (709,594)      $   (10,140,597)              212,158       $     1,767,631
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
            27,959       $       404,022                87,254       $     1,157,000
                --                    --                    53                   674
           (28,087)             (403,988)              (87,867)           (1,348,812)
-----------------------------------------------------------------------------------------
              (128)      $            34                  (560)      $      (191,138)
-----------------------------------------------------------------------------------------
                               GLOBAL COMMUNICATIONS FUND
             Year Ended 6/30/99                           Year Ended 6/30/98
          Shares             Dollars                  Shares              Dollars
-----------------------------------------------------------------------------------------
        16,399,838       $   370,661,069            10,480,584       $   216,384,607
         1,295,937            25,594,755             1,826,761            27,927,779
       (16,095,950)         (355,421,630)           (8,484,435)         (170,608,536)
-----------------------------------------------------------------------------------------
         1,599,825       $    40,834,194             3,822,910       $    73,703,850
-----------------------------------------------------------------------------------------
                                   EMERGING ASIA FUND
             Year Ended 6/30/99                           Year Ended 6/30/98
          Shares             Dollars                  Shares              Dollars
-----------------------------------------------------------------------------------------
        19,688,601       $   157,590,021            15,482,971       $   169,893,174
                --                    --               289,356             2,751,873
       (18,491,655)         (143,526,077)          (15,395,025)         (177,173,709)
-----------------------------------------------------------------------------------------
         1,196,946       $    14,063,944               377,302       $    (4,528,662)
-----------------------------------------------------------------------------------------
                                     SELECT 50 FUND
             Year Ended 6/30/99                           Year Ended 6/30/98
          Shares             Dollars                  Shares              Dollars
-----------------------------------------------------------------------------------------
         4,487,757       $    90,080,135             9,976,256       $   210,226,345
           650,669            11,789,988             1,052,393            19,382,808
       (11,827,599)         (231,636,588)           (6,797,972)         (140,815,546)
-----------------------------------------------------------------------------------------
        (6,689,173)      $  (129,766,465)            4,230,677       $    88,793,607
-----------------------------------------------------------------------------------------
             1,804       $        37,885                 3,967       $        82,688
                69                 1,238                   223                 4,054
            (1,820)              (45,019)               (2,131)              (40,782)
-----------------------------------------------------------------------------------------
                53       $        (5,896)                2,059       $        45,960
-----------------------------------------------------------------------------------------
                               U.S. ASSET ALLOCATION FUND
             Year Ended 6/30/99                           Year Ended 6/30/98
          Shares             Dollars                  Shares              Dollars
-----------------------------------------------------------------------------------------
           871,727       $    15,336,419             2,182,888       $    44,133,894
         1,504,322            22,440,907             1,217,904            21,581,251
        (4,248,757)          (70,150,396)           (3,086,435)          (60,834,270)
-----------------------------------------------------------------------------------------
        (1,872,708)      $   (32,373,070)              314,357       $     4,880,875
-----------------------------------------------------------------------------------------
             1,078       $        17,773                   334       $         6,400
               914                13,679                   720                12,778
            (2,344)              (39,000)               (1,074)              (20,918)
-----------------------------------------------------------------------------------------
              (352)      $        (7,548)                  (20)      $        (1,740)
-----------------------------------------------------------------------------------------
                        CALIFORNIA TAX-FREE INTERMEDIATE BOND FUND
             Year Ended 6/30/99                           Year Ended 6/30/98
          Shares             Dollars                  Shares              Dollars
-----------------------------------------------------------------------------------------
         2,076,450       $    27,138,488             1,962,625       $    25,203,200
           114,589             1,497,553                75,599               969,104
        (1,727,339)          (22,532,247)             (994,510)          (12,764,038)
-----------------------------------------------------------------------------------------
           463,700       $     6,103,794             1,043,714       $    13,408,266
-----------------------------------------------------------------------------------------
                            FEDERAL TAX-FREE MONEY FUND
          Year Ended 6/30/99                            Year Ended 6/30/98
          Shares and Dollars                            Shares and Dollars
-----------------------------------------------------------------------------------------
           $ 1,061,020,071                               $ 1,183,904,180
                 3,011,207                                     3,577,816
            (1,064,973,373)                               (1,184,396,291)
-----------------------------------------------------------------------------------------
           $      (942,095)                              $     3,085,705
-----------------------------------------------------------------------------------------

=======================
 The Montgomery Funds
-----------------------
         Notes
-----------------------
to Financial Statements

TRANSACTIONS IN SHARES OF A BENEFICIAL INTEREST

                                                                                         GOVERNMENT MONEY MARKET FUND*
                                                                           Year Ended 6/30/99                    Year Ended 6/30/98
R Shares:                                                                  Shares and Dollars                    Shares and Dollars
-----------------------------------------------------------------------------------------------------------------------------------
Sold                                                                        $ 3,814,709,697                         $ 5,085,349,172
Issued as reinvestment of dividends                                              25,371,449                              31,642,805
Redeemed                                                                     (3,989,350,663)                         (4,865,576,626)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                     $  (149,269,531)                        $   251,415,351
-----------------------------------------------------------------------------------------------------------------------------------
P Shares:
-----------------------------------------------------------------------------------------------------------------------------------
Sold                                                                        $         1,008                         $           282
Issued as reinvestment of dividends                                                      17                                       4
Redeemed                                                                               (100)                                   (490)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                     $           925                         $          (204)
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                         CALIFORNIA TAX-FREE MONEY FUND
                                                                          Year Ended 6/30/99                     Year Ended 6/30/98
R Shares:                                                                 Shares and Dollars                     Shares and Dollars
-----------------------------------------------------------------------------------------------------------------------------------
Sold                                                                        $ 1,369,794,351                         $ 1,344,581,138
Issued as reinvestment of dividends                                               5,769,768                               5,033,519
Redeemed                                                                     (1,269,880,170)                         (1,281,121,597)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                     $   105,683,949                         $    68,493,060
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                    GLOBAL LONG-SHORT FUND
                                                                 Three Months Ended
                                                                      6/30/99**                           Year Ended 3/31/99
R Shares                                                        Shares           Dollars                Shares           Dollars
-----------------------------------------------------------------------------------------------------------------------------------
Sold                                                          6,376,587     $   115,011,592           2,502,705     $    38,599,800
Issued as reinvestment of dividends                                  --                  --                  --                  --
Re-issued for name change from Class A shares                  (446,290)         (8,621,700)          3,966,659          52,104,139
Redeemed                                                             --                  --          (1,392,567)        (21,334,896)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                       5,930,297     $   106,389,892           5,076,797     $    69,369,043
-----------------------------------------------------------------------------------------------------------------------------------
A Shares:
-----------------------------------------------------------------------------------------------------------------------------------
Sold                                                                 --     $            --           6,446,498     $    93,356,477
Issued as reinvestment of dividends                                  --                  --             198,228           2,711,754
Redeemed                                                             --                  --          (3,983,154)        (58,677,987)
Cancelled for name change to Class R shares                          --                  --          (3,966,659)        (52,104,139)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                              --     $            --          (1,305,087)    $   (14,713,895)
-----------------------------------------------------------------------------------------------------------------------------------
B Shares:
-----------------------------------------------------------------------------------------------------------------------------------
Sold                                                                668     $        12,145           1,184,123     $    16,623,219
Issued as reinvestment of dividends                                  --                  --                   1                  15
Redeemed                                                        (82,068)         (1,502,400)           (140,910)         (2,104,182)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                         (81,400)    $    (1,490,255)          1,043,214     $    14,519,052
-----------------------------------------------------------------------------------------------------------------------------------
C Shares:
-----------------------------------------------------------------------------------------------------------------------------------
Sold                                                                  1     $            17             511,612     $     6,598,428
Issued as reinvestment of dividends                                  --                  --                   1                  15
Redeemed                                                        (24,511)           (421,313)           (103,968)         (1,287,689)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                         (24,510)    $      (421,296)            407,645     $     5,310,754
-----------------------------------------------------------------------------------------------------------------------------------

*  Formerly named Montgomery Government Reserve Fund.
** The Montgomery Global Long-Short Fund changed its fiscal year end from March
   31 to June 30.

                                                         =======================
                                                           The Montgomery Funds
                                                         -----------------------
                                                                  Notes
                                                         -----------------------
                                                         to Financial Statements

7. CAPITAL LOSS CARRYFORWARDS:

At June 30, 1999, the following Funds had available for federal tax purposes unused capital losses as follows:

Fund                               Expiring in 2003    Expiring in 2004    Expiring in 2005    Expiring in 2006    Expiring in 2007
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund .................         $ --              $     --               $ --           $         --        $  6,876,863
International Small Cap Fund ...           --                    --                 --                     --             420,080
Emerging Markets Fund ..........           --                    --                 --             83,822,425         199,540,290
Emerging Asia Fund .............           --                    --                 --              3,385,829           7,819,658
California Tax-Free Money Fund .           --                 6,712                 --                     23                  --
Federal Tax-Free Money Fund ....           --                    --                 --                    873                  45

The following Funds utilized capital loss carryforward during the year:

        Fund                                                Amount
        -------------------------------------------------------------
        California Tax-Free Intermediate Bond Fund         $17,719
        Government Money Market Fund                        26,092
        California Tax-Free Money Fund                          33

Under current tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year ended June 30, 1998. The following Funds elected to defer losses occurring between November 1, 1998, and June 30, 1999, under these rules as follows:

        Fund                                               Amount
        --------------------------------------------------------------
        International Growth Fund....................  $   705,177
        International Small Cap Fund.................      194,643
        Emerging Markets Fund........................   82,233,825
        Emerging Asia Fund...........................    1,652,027
        Short Duration Government Bond Fund..........      854,319
        California Tax-Free Intermediate Bond Fund...        7,321
        Federal Tax Free Money Fund..................           72


Such deferred losses will be treated as arising on the first day of the fiscal year ended June 30, 1999.

8. REORGANIZATION

On March 12, 1999, the Montgomery U.S. Emerging Growth Fund, as listed below ("Acquiring Fund"), acquired substantially all of the assets and liabilities of the Montgomery Small Cap Opportunities Fund, as listed below ("Acquired Fund"), in a tax-free reorganization in an exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Board of Trustees and shareholders of the Acquired Fund. The net assets of the Small Cap Opportunities Fund were exchanged for Class R shares of the U.S. Emerging Growth Fund.
Net assets as of the reorganization date were as follows:

                                                                                    Total Net Assets of
                                     Total Net Assets of    Total Net Assets of    Acquiring Fund After    Acquired Fund Unrealized
Acquiring Fund  Acquired Fund           Acquired Fund         Acquiring Fund           Acquisition               Appreciation
-----------------------------------------------------------------------------------------------------------------------------------
U.S. Emerging   Small Cap
 Growth Fund     Opportunities Fund      $60,368,324           $336,278,948            $396,647,272               $9,632,288

The shareholders of the Montgomery Small Cap Opportunities Fund voted on the proposed plan of reorganization, which included the transfer of all assets of the Fund to the Montgomery U.S. Emerging Growth Fund and the distribution to the Fund's shareholders shares of the U.S. Emerging Growth Fund. The number of shares voted was as follows (unaudited):

                   Voted For        Voted Against       Abstained
               ------------------------------------------------------
                   2,151,559           65,353            128,323

====================
The Montgomery Funds
--------------------
     Independent
  Auditors' Report
--------------------

To the Board of Trustees and Shareholders of The Montgomery Funds and The Montgomery Funds II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios investments and schedule of short sales, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Montgomery Growth Fund, Montgomery U.S. Emerging Growth Fund, Montgomery Small Cap Fund, Montgomery Equity Income Fund, Montgomery International Growth Fund, Montgomery International Small Cap Fund, Montgomery Global Opportunities Fund, Montgomery Global Communications Fund, Montgomery Emerging Markets Fund, Montgomery Emerging Asia Fund, Montgomery Select 50 Fund, Montgomery Total Return Bond Fund, Montgomery Short Duration Government Bond Fund, Montgomery California Tax-Free Intermediate Bond Fund, Montgomery Government Money Market Fund (formerly Montgomery Government Reserve Fund), Montgomery Federal Tax-Free Money Fund, Montgomery California Tax-Free Money Fund (all portfolios of The Montgomery Funds) and Montgomery Global Long-Short Fund and Montgomery U.S. Asset Allocation Fund (two portfolios of The Montgomery Funds II) (collectively the "Funds") at June 30, 1999, the results of each of their operations, the changes in each of their net assets, their cash flows and the financial highlights for the periods presented between July 1, 1997 and June 30, 1999, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

The financial highlights of the Funds for the periods preceding July 1, 1997 were audited by other independent accountants whose report dated August 8, 1997 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, CA
August 18, 1999



The accompanying notes are an integral part of these financial statements.

===============================
    The Montgomery Funds
-------------------------------
       Tax Information
-------------------------------
Fiscal Year Ended June 30, 1999
         (Unaudited)

In accordance with the Code, the following Funds are designating the following amounts as long-term capital gain dividends:

Growth Fund .....................................................$  123,746,723
U.S. Emerging Growth Fund .......................................    28,228,600
Equity Income Fund ..............................................     3,967,563
International Growth Fund .......................................     3,651,865
Global Opportunities Fund .......................................     7,547,015
Global Communications Fund ......................................    42,755,366
Global Long-Short Fund ..........................................       301,147
Select 50 Fund ..................................................     8,190,583
U.S. Asset Allocation Fund ......................................    18,472,060
Total Return Bond Fund ..........................................       825,245
Short Duration Government Bond Fund .............................       124,034
California Tax-Free Intermediate Bond Fund ......................        81,164
Government Money Market Fund ....................................         4,119

Of the distributions made from investment income, the following percentages are tax exempt for regular federal income-tax puposes:

California Tax-Free Intermediate Bond Fund ......................        100.00%
Federal Tax-Free Money Fund .....................................        100.00
California Tax-Free Money Fund ..................................        100.00

The following Funds are designating the following percentages of distributions made from net investment income, as stated in these financial statements, as net investment income dividends that qualify for the dividends-received deduction with regard to the Funds' corporate shareholders:

Growth Fund .....................................................        100.00%
Equity Income Fund ..............................................        100.00
Global Opportunities Fund .......................................          1.71
Select 50 Fund ..................................................         20.65
U.S. Asset Allocation Fund ......................................          6.62

For the fiscal year ended June 30, 1999, foreign income and foreign taxes paid relating to foreign sources and possessions of the United States on a per-share basis were as follows:
                                                 Foreign         Foreign
Fund                                             Income           Taxes
--------------------------------------------------------------------------
International Growth Fund .................     $0.2743          $0.0319
International Small Cap Fund ..............      0.2550           0.0323
Global Opportunities Fund .................      0.2152           0.0260
Global Communications Fund ................      0.2878           0.0202
Emerging Markets Fund .....................      0.2621           0.0199
Emerging Asia Fund ........................      0.0746           0.0066

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

This report and the financial statements contained herein are provided for the general information of the shareholders of The Montgomery Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other agency and are subject to investment risk, including the possible loss of principal. Neither The Montgomery Funds nor Montgomery Asset Management is a bank.

For more information on any Montgomery Fund, including charges and expenses, visit our Web site at www.montgomeryfunds.com or call (800) 572-FUND [3863] for a free prospectus. Read it carefully before you invest or send money.

Funds Distributor, Inc. 8/99

[GRAPHIC APPEARS HERE]
   Invest wisely(SM)
The Montgomery Funds(SM)
  101 California Street
San Francisco, CA 94111-9361



-----------------------
^ILLEGIBLE^
-----------------------
www.montgomeryfunds.com
-----------------------